As filed with the Securities and Exchange Commission on September 27, 2001.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]     Pre-effective Amendment No. ____ Post-effective Amendment No. ____
                        (Check appropriate box or boxes)

                                   PBHG FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (610) 647-4100

Name and Address of Agent for Service:

                                HAROLD J. BAXTER
                        Pilgrim Baxter & Associates, Ltd.
                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087

Copies to:

THOMAS H. DUNCAN, ESQUIRE                      JOHN M. ZERR, ESQUIRE
Ballard Spahr Andrews & Ingersoll, LLP         Pilgrim Baxter & Associates, Ltd.
1225 17th Street                               1400 Liberty Ridge Drive
Suite 2300                                     Wayne, Pennsylvania  19087
Denver, Colorado  80202

     It is proposed that this Registration Statement will become effective thirty days after filing, pursuant to Rule 488.

     The title of the securities being registered is PBHG Class Shares of PBHG Disciplined Equity Fund, PBHG Class shares of PBHG IRA Capital Preservation Fund, PBHG Class shares of PBHG New Perspective Fund, PBHG Class shares and Advisor Class shares of PBHG REIT Fund, and PBHG Class shares of PBHG Clipper Focus Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                          ANALYTIC ENHANCED EQUITY FUND
                                 a Portfolio of
                               UAM FUNDS, INC. II
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                                                October __, 2001

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of Analytic Enhanced Equity Fund ("Enhanced Equity"), an investment portfolio of UAM Funds, Inc. II ("UAM Funds"), a Maryland corporation, with PBHG Disciplined Equity Fund ("Disciplined Equity"), an investment portfolio of PBHG Funds, a Delaware business trust.

     The combination of the funds is being proposed because of the greater market presence of the PBHG Funds. Enhanced Equity shareholders are expected to benefit from the combination through greater sales of Disciplined Equity shares. The resulting increase in assets could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. Enhanced Equity shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     Analytic Investors, Inc. serves as investment adviser to Enhanced Equity. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to Disciplined Equity, and Analytic Investors, Inc. will serve as sub-adviser to Disciplined Equity. Disciplined Equity was created to facilitate the proposed transaction and has the same investment objective and investment policies as Enhanced Equity. After the combination, the assets of Enhanced Equity will be invested in the same manner by the same portfolio managers.

     The Board of Directors concluded that combining Enhanced Equity with Disciplined Equity would serve the best interests of Enhanced Equity and its shareholders. The accompanying document describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation.

     You are being asked to approve an Agreement and Plan of Reorganization between UAM Funds and PBHG Funds, which will govern the reorganization of Enhanced Equity into Disciplined Equity. After careful consideration, the Board of Directors recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also grant a proxy to vote your shares on the web at http://www.proxyvote.com by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                                  Sincerely,


                                                  James F. Orr, III
                                                  Chairman

                               UAM FUNDS, INC. II
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 11, 2001

                   TO THE SHAREHOLDERS OF UAM FUNDS, INC. II:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Special Meting") of UAM Funds, Inc. II ("UAM Funds"), will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time, for the following purposes:

     1.   To approve the transfer of a portfolio of UAM Funds, Analytic
          Enhanced Equity Fund ("Enhanced Equity"), into PBHG Funds as a new portfolio named PBHG Disciplined Equity Fund ("Disciplined Equity"). This action requires approval by the shareholders of Enhanced Equity of an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Enhanced Equity and PBHG Funds acting on behalf of Disciplined Equity.

          Pursuant to the Agreement, all of the assets of Enhanced Equity (other than those required to discharge Enhanced Equity's obligations) will be transferred to Disciplined Equity. Upon such transfer, PBHG Funds will issue shares of Disciplined Equity to Enhanced Equity. Enhanced Equity will then make a liquidating distribution of the Disciplined Equity shares so received to shareholders of Enhanced Equity. Each shareholder of Enhanced Equity will receive a number of Disciplined Equity shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Enhanced Equity. As soon as reasonably practicable after the transfer of its assets, Enhanced Equity will pay or make provision for payment of all its liabilities. Enhanced Equity will then terminate its existence as a separate series of UAM Funds and its outstanding shares will then be cancelled.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

     All shareholders of record of UAM Funds as of close of business on October 12, 2001, are entitled to notice of, and to attend, the Special Meeting or any adjourmment thereof. Only shareholders of Enhanced Equity are entitled to vote at the Special Meeting or any adjourment thereof.

     All  SHAREHOLDERS  OF UAM FUNDS ARE INVITED TO ATTEND THE SPECIAL  MEETING,
BUT ONLY SHAREHOLDERS OF ENHANCED EQUITY MAY VOTE. IF YOU ARE A SHAREHOLDER OF ENHANCED EQUITY AND CANNOT ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF UAM FUNDS, AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO GRANT PROXIES TO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE INTERNET AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO UAM FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                     LINDA T. GIBSON
                                                     SECRETARY

October  ___, 2001

                          ANALYTIC ENHANCED EQUITY FUND
                                 A PORTFOLIO OF
                               UAM FUNDS, INC. II
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            TOLL FREE: (877) 826-5465

                          PBHG DISCIPLINED EQUITY FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: October ___, 2001

     This document is being furnished to you in connection with the Special Meeting of Shareholders of UAM Funds, Inc. II ("UAM Funds"), to be held on December 11, 2001 (the "Special Meeting"). At the Special Meeting the shareholders of Analytic Enhanced Equity Fund ("Enhanced Equity"), an investment portfolio of UAM Funds, will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Enhanced Equity and PBHG Funds acting on behalf of PBHG Disciplined Equity Fund ("Disciplined Equity"). The Agreement provides for the combination of Enhanced Equity with Disciplined Equity. THE BOARD OF DIRECTORS OF UAM FUNDS HAS UNANIMOUSLY APPROVED THE AGREEMENT AS BEING IN THE BEST INTEREST OF ENHANCED EQUITY SHAREHOLDERS.

     Disciplined Equity is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of Enhanced Equity and Disciplined Equity are the same. Each seeks above-average total returns through investments in equity securities. Analytic Investors, Inc. ("Analytic Investors"), serves as investment adviser to Enhanced Equity. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), will serve as investment adviser and Analytic Investors will serve as sub-adviser to Disciplined Equity. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before voting on the Agreement. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

     The current Prospectus of Enhanced Equity, dated April 30, 2001 (the "Enhanced Equity Prospectus"), together with the related Statement of Additional Information also dated April 30, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The current prospectus of Disciplined Equity dated October __, 2001 ("Disciplined Equity Prospectus") and the related Statement of Additional Information also dated October__, 2001 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available, without charge, by written request to PBHG Funds at the address shown above, or by calling (800) 433-0051. A copy of the Disciplined Equity prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at HTTP://WWW.SEC.GOV that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about UAM Funds and PBHG Funds. You can obtain additional information about Enhanced Equity at HTTP://WWW.UAM.COM and Disciplined Equity at HTTP://WWW.PBHGFUNDS.COM.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            [END OF FRONT COVER PAGE]

                                [BACK COVER PAGE]

                               UAM FUNDS, INC. II

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY .......................................................................2
         The Reorganization....................................................2
         Reasons for the Reorganization........................................2
         Comparison of Disciplined Equity and Enhanced Equity..................4

RISK FACTORS...................................................................6

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.................7
         Investment Objectives.................................................7
         Investment Policies...................................................7
         Disciplined Equity Portfolio Management...............................7

ADDITIONAL INFORMATION ABOUT THE AGREEMENT.....................................8
         Terms of the Reorganization...........................................8
         The Reorganization....................................................8
         Board Considerations..................................................8
         Other Terms...........................................................9
         Federal Tax Consequences.............................................10
         Accounting Treatment.................................................13

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................13
         Investment Management................................................13
         Rights of Shareholders...............................................14
         Information Incorporated by Reference................................17

OWNERSHIP OF ENHANCED EQUITY SHARES...........................................18
         Significant Holders..................................................18
         Ownership of Directors and Officers..................................18

CAPITALIZATION................................................................18

LEGAL MATTERS.................................................................19

FINANCIAL STATEMENTS..........................................................19

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................19

ACTION REQUESTED..............................................................20

APPENDIX I .................................Agreement and Plan of Reorganization
APPENDIX II.............................................Prospectus of PBHG Funds

                               [END OF BACK COVER]

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the UAM Funds Board of Directors for use at the Special Meeting of Shareholders of UAM Funds to be held at the offices of UAM
Funds' administrator,   SEI  Investment,   One  Freedom  Valley  Drive,   Oaks,
Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

     We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of ______________________ to assist in the solicitation of proxies. We estimate that the cost of shareholder solicitation will be approximately $___________. Those costs will be paid by Pilgrim Baxter and Analytic Investors.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of 30% of the outstanding shares of Enhanced Equity entitled to vote at the Special Meeting will constitute a quorum. At the Special Meeting, a quorum being present, approval of the combination of Enhanced Equity and Disciplined Equity (the "Reorganization") requires the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will be considered votes against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of UAM Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may revoke your proxy by requesting a ballot and voting in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Enhanced Equity shareholders of record as of the close of business on October 12, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding _______________ shares of Enhanced Equity. Each share is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) held, and a proportionate fractional vote for any fraction of a dollar of net asset value held.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about October __, 2001.

                                     SUMMARY

THE REORGANIZATION

     The Reorganization will result in the combination of Enhanced Equity with Disciplined Equity. Enhanced Equity is a portfolio of UAM Funds, a Maryland corporation. Disciplined Equity is a newly created portfolio of PBHG Funds, a Delaware business trust.

     If the shareholders of Enhanced Equity approve the Agreement and other closing conditions are satisfied, all of the assets of Enhanced Equity (other than those required to discharge Enhanced Equity's obligations) will be transferred to Disciplined Equity. Upon such transfer, PBHG Funds will issue shares of Disciplined Equity to Enhanced Equity. Enhanced Equity will then make a liquidating distribution of the Disciplined Equity shares so received to shareholders of Enhanced Equity. Each shareholder of Enhanced Equity will receive a number of Disciplined Equity shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Enhanced Equity. As soon as reasonably practicable after the transfer of its assets, Enhanced Equity will pay or make provision for payment of all its liabilities. Enhanced Equity will then terminate its existence as a separate series of UAM Funds and its shares will be cancelled pursuant to an amendment of the UAM Funds Charter. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Shareholders will not pay any sales charge for shares of Disciplined Equity received in connection with the Reorganization. UAM Funds and PBHG Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement - Federal Tax Consequences" below.

     Disciplined Equity is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

REASONS FOR THE REORGANIZATION

     The Board of Directors of UAM Funds, including each of the independent directors, has determined that the reorganization of Enhanced Equity into Disciplined Equity is in the best interests of Enhanced Equity and its shareholders and that the interests of Enhanced Equity shareholders will not be diluted as a result of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings, Inc. ("OMH"). OMH is the investment adviser of Enhanced Equity, Analytic Investors, and the investment adviser of Disciplined Equity, Pilgrim Baxter. A review and evaluation of Enhanced Equity, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. Pilgrim Baxter and Analytic Investors proposed the combination of Enhanced Equity and Disciplined

Equity because they believe that the greater market presence and analyst coverage of the PBHG Funds could result in increased sales of shares of Enhanced Equity if it were part of PBHG Funds. Accordingly, Disciplined Equity was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and Analytic Investors as its sub-adviser. If the Reorganization is not approved by shareholders, other alternatives for Enhanced Equity may be proposed to the Board of Directors.

     The PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $_________ billion in assets under management. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from the PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. PBHG Funds intends to make shares of Disciplined Equity available for purchase through each of these channels and believes that the historical performance track record of the Enhanced Equity combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

     In evaluating the proposed Reorganization, the UAM Funds Board of Directors considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o    The continuity of investment management.

     o The potential for greater operating efficiencies of the combined funds.

     o    The tax-free nature of the Reorganization for income tax purposes.

     o The undertaking by Pilgrim Baxter and Analytic Investors to bear the expenses of the Reorganization.

     o    The comparative expenses of the two funds.

     After considering these factors, the UAM Board of Directors concluded that the proposed Reorganization is the best alternative to assure the long-term survival of the investment discipline of Enhanced Equity for shareholders. Although the total operating expenses of Disciplined Equity will initially be the same as those of Enhanced Equity, the investment advisory fee paid by Disciplined Equity may be increased in September, 2002. However, the increased assets associated with sales of additional shares is expected to benefit Enhanced Equity shareholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management. Enhanced Equity shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     For additional information concerning the deliberations of the Board of Directors on the Agreement see "Additional Information About the Agreement."

COMPARISON OF DISCIPLINED EQUITY AND ENHANCED EQUITY

     INVESTMENT OBJECTIVE AND POLICIES

     Disciplined Equity was created to facilitate the Reorganization. The investment objective of Disciplined Equity is the same as that of Enhanced Equity - above-average total returns through investments in equity securities. Disciplined Equity will follow the same investment strategies used by Enhanced Equity to achieve its investment objective.

     INVESTMENT ADVISORY SERVICES

     Analytic Investors is the investment adviser to Enhanced Equity. Pilgrim Baxter will serve as investment adviser to Disciplined Equity and Analytic Investors will serve as the sub-adviser to Disciplined Equity. Pilgrim Baxter and Analytic Investors expect that the same team of investment professionals that manages Enhanced Equity will continue to manage Disciplined Equity after the Reorganization. For more information concerning the investment advisory services provided to Disciplined Equity by Pilgrim Baxter and Analytic Investors, and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

     SALES CHARGES

     No sales charges are applicable to the Reorganization.

     PERFORMANCE

     Average total returns for the periods indicated for shares of Enhanced Equity are shown below. Disciplined Equity has the same investment objective and policies as Enhanced Equity but has not commenced business operations. After the combination, the assets of Enhanced Equity will be invested in the same manner by the same portfolio managers. It is expected that the performance of Disciplined Equity will be the same as Enhanced Equity. Past performance cannot guarantee comparable future results.

                                                        ENHANCED EQUITY
                                                             SHARES
                                                             ------
         1 Year Ended December 31, 2000                      -9.33%
         5 Years Ended December 31, 2000                     19.09%
         Since Inception(1)                                  17.54%

(1)  Inception date for Enhanced Equity is July 1, 1993.

     OPERATING EXPENSES

     The funds are a no-load investment, which means there are no fees or charges to buy or sell their shares, to reinvest dividends or to exchange into other funds.

     The funds' annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the funds' annual operating expenses. Information on the annual operating expenses of Enhanced Equity, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of Disciplined Equity, giving effect to the Reorganization, are also provided.

                                                              DISCIPLINED EQUITY
                                    ENHANCED EQUITY              PRO FORMA
                                    ---------------              ---------
Management fees                          0.60%                       0.70%
                                         ----                        ----
Other expenses                           0.37%                       0.37%
                                         ----                        ----
Total annual fund
operating expenses                       0.97%                       1.07%
                                         ----                        ----

Fee waiver and/or
expense reimbursement(1)                   --                        0.10%
                                         ----                        ----


Net Expenses                             0.97%                       0.97%
                                         ----                        ----

(1) Pilgrim Baxter is entitled to receive a management fee of 0.70% under the investment advisory agreement for Disciplined Equity. Pilgrim Baxter has contractually agreed that until September 26, 2002, it will waive a portion of its fee and receive a management fee of 0.60% from Disciplined Equity. For more information on the fees paid to Pilgrim Baxter and Analytic Investors, see "Additional Information About the Funds - Investment Management." Pilgrim Baxter has also contractually agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.99% of its average daily net assets until September 26, 2002.

     HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE            THREE            FIVE             TEN
                                                        YEAR           YEARS           YEARS            YEARS
                                                        ----           -----           -----            -----
         Enhanced Equity                                $99            $309             $536          $1,190
         Disciplined Equity Pro Forma                   $102           $333             $584          $1,303

     DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Enhanced Equity are distributed by Funds Distributor, Inc. Shares of Disciplined Equity are distributed by PBHG Fund Distributors.

     Enhanced Equity and Disciplined Equity have substantially similar policies and procedures with respect to the purchase and redemption of shares, and the pricing of fund shares. UAM Funds and PBHG Funds generally permit exchanges between like classes of shares of all of their funds. For both UAM Funds and PBHG Funds an exchange of fund shares generally is taxable for federal income tax purposes. Both UAM Funds and PBHG Funds permit systematic withdrawals from their funds. If you have a systematic withdrawal plan in effect for Enhanced Equity, it will automatically be carried over to Disciplined Equity.

     The Disciplined Equity Prospectus attached to this Proxy
Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for Disciplined Equity.

     FURTHER INFORMATION

     Additional information concerning Disciplined Equity is contained in this Proxy Statement/Prospectus and in the Disciplined Equity Prospectus that is attached hereto as Appendix II. Further information concerning Enhanced Equity can also be found in the Enhanced Equity Prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS

     Because Enhanced Equity and Disciplined Equity have the same investment objective and policies, the risks of an investment in the funds are the same. The risks associated with ownership of Disciplined Equity shares are described below.

     The value of your investment in Disciplined Equity may go down, which means you could lose money.

     The price of the securities in Disciplined Equity will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation or industry standards.

     Disciplined Equity may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

     Although Disciplined Equity strives to achieve its goal, it cannot guarantee that the goal will be achieved.

     For additional information on risks involved in investing in specific securities, see "More About the Funds - Risks and Returns" in the Disciplined Equity Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of Enhanced Equity and Disciplined Equity are the same - above-average total returns through investments in equity securities.

INVESTMENT POLICIES

     Disciplined Equity has adopted the same investment policies as Enhanced Equity. The investment policies of Disciplined Equity are described below.

     Under normal market conditions, Disciplined Equity seeks to achieve its objective by investing at least 80% of its total assets in equity securities of corporations whose securities are traded in the U.S. Disciplined Equity usually invest in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the fund seeks to exceed the return of its benchmark, the S&P 500 Composite Index, over full market cycles with no greater volatility than the S&P 500 Composite Index.

     Analytic Investors selects equity securities for Disciplined Equity using a proprietary system that ranks stocks according to a mathematical model. Analytic Investors seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its proprietary system, Analytic Investors believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Composite Index, Disciplined Equity's investment universe. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic Investors also believes that by using its proprietary system a fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

     Analytic Investors begins the stock selection process by ranking stocks according to their one-month expected return. Analytic Investors then uses a process called "portfolio optimization" to select securities it believes will: maximize expected returns for the fund; minimize expected volatility relative to its benchmark; and diversify the assets of the fund among various industries, sectors, and individual securities.

     Analytic Investors monitors the stocks held by Disciplined Equity on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic Investors sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

DISCIPLINED EQUITY PORTFOLIO MANAGEMENT

     A team of the sub-adviser's investment professionals has primary responsibility for the day-to-day management of Disciplined Equity. For more information on the composition of the team managing the fund, please see the Statement of Additional Information.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the UAM Funds Board of Directors concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Pursuant to the Agreement, all of the assets of Enhanced Equity (other than those required to discharge Enhanced Equity's obligations) will be transferred to Disciplined Equity. Upon such transfer, PBHG Funds will issue shares of Disciplined Equity to Enhanced Equity. Enhanced Equity will then make a liquidating distribution of the Disciplined Equity shares so received to shareholders of Enhanced Equity. Each shareholder of Enhanced Equity will receive that number of Disciplined Equity shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Enhanced Equity. As soon as reasonably practicable after the transfer of its assets, Enhanced Equity will pay or make provision for payment of all its liabilities. Enhanced Equity will then terminate its existence as a separate series of UAM Funds and its outstanding shares will then be cancelled.

     Consummation of the Reorganization (the "Closing") is expected to occur on December 14, 2001 at 4:30 p.m. Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

BOARD CONSIDERATIONS

     The Board of Directors of UAM Funds has determined that the Reorganization of Enhanced Equity is in the best interests of Enhanced Equity and its shareholders and that the interests of Enhanced Equity shareholders will not be diluted as a result of the Reorganization. The Board of Directors recommends approval of the Agreement by the shareholders of Enhanced Equity at the Special Meeting. A summary of the information that was presented to, and considered by, the UAM Funds Board of Directors in making its determination is provided below.

     Analytic Investors and Pilgrim Baxter proposed the Reorganization at a meeting of the UAM Funds Board of Directors held on September 7, 2001. Pilgrim Baxter provided the Directors written materials that contained information concerning Enhanced Equity and Disciplined Equity, including comparative fee and expense information, a comparison of the investment objectives and policies and pro forma expense ratios. The Directors also examined information concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of UAM, which changed its name to OMH. OMH controls Pilgrim Baxter and Analytic Investors. Certain officers of OMH are officers of Enhanced Equity. A review and evaluation of Enhanced Equity, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. The Reorganization was proposed because Pilgrim Baxter and Analytic Investors believe that the Reorganization will provide benefits to the shareholders of Enhanced Equity. PBHG Funds have a greater market presence and enjoy greater analyst coverage than Enhanced Equity. As a result, Pilgrim Baxter and Analytic Investors believe that Disciplined Equity has a greater potential to attract new assets through sales of additional shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for shareholders. Larger asset size would also provide a more stable basis for asset management because redemption requests would have a smaller impact. Enhanced Equity shareholders may also benefit from the ability to exchange shares of Disciplined Equity for shares of the other investment portfolios of PBHG Funds, which currently number seventeen.

     In considering the Reorganization, the UAM Funds Board noted that Disciplined Equity was created to facilitate the transaction and has the same investment objective and policies as Enhanced Equity. Analytic Investors will serve as sub-adviser to Disciplined Equity, so the assets of Enhanced Equity will continue to benefit from experience and expertise of the current portfolio managers. The Board concluded that the proposed Reorganization is the best alternative to assure that the investment discipline of Enhanced Equity will continue to be available to shareholders.

     The UAM Funds Board also considered that at least until September 26, 2002, shareholders of Enhanced Equity would be able to continue their investment in Disciplined Equity without any material increase in fees from those charged by Enhanced Equity. Thereafter, however, the Board noted that absent a material increase in Disciplined Equity's assets and the continuation of fee waivers by Pilgrim Baxter, that fund's total annual expense ratio could exceed Enhanced Equity's total annual expense ratio by 0.10%.

     The UAM Funds Board noted that the Reorganization has been structured in a way so that Enhanced Equity shareholders will not recognize a gain or loss for federal income tax purposes. The Board also considered the fact that Pilgrim Baxter and Analytic Investors have agreed to pay the expenses incurred by Enhanced Equity in connection with the Reorganization.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under Federal and state law, the UAM Funds Board of Directors unanimously determined that the proposed Reorganization was in the best interests of Enhanced Equity and its shareholders and that the interests of Enhanced Equity shareholders will not be diluted as a result of the Reorganization. Accordingly, the UAM Funds Board of Directors recommended approval of the Reorganization at the Special Meeting.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of UAM Funds and PBHG Funds. If any amendment is made to the Agreement which would have material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of UAM Funds and PBHG Funds has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of UAM Funds and PBHG Funds pursuant to the Agreement with respect to Enhanced Equity or Disciplined Equity are subject to various conditions, including the following:

     o PBHG Funds' Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purposed shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o    the shareholders of Enhanced Equity shall have approved the Agreement;
          and

     o UAM Funds and PBHG Funds shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Enhanced Equity, Disciplined Equity or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned by either UAM Funds or PBHG Funds at any time by mutual agreement of UAM Funds and PBHG Funds, or by either party in the event that Enhanced Equity shareholders do not approve the Agreement or if it reasonably appears that any other condition to Closing cannot be met.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o no gain or loss will be recognized by Enhanced Equity upon the transfer of its assets to Disciplined Equity;

     o no gain or loss will be recognized by any shareholder of Enhanced Equity upon the exchange of shares of Enhanced Equity solely for shares of Disciplined Equity;

     o the tax basis of the shares of Disciplined Equity to be received by a shareholder of Enhanced Equity will be the same as the tax basis of the shares of Enhanced Equity surrendered in exchange therefor;

     o the holding period of the shares of Disciplined Equity to be received by a shareholder of Enhanced Equity will include the holding period for which such shareholder held the shares of Enhanced Equity exchanged therefor, provided that such shares of Enhanced Equity are capital assets in the hands of such shareholder as of the Closing;

     o no gain or loss will be recognized by Disciplined Equity on the receipt of assets of Enhanced Equity in exchange for shares of Disciplined Equity and Disciplined Equity's assumption of Enhanced Equity's liabilities;

     o the tax basis of the assets of Enhanced Equity in the hands of Disciplined Equity will be the same as the tax basis of such assets in the hands of Enhanced Equity immediately prior to the Reorganization;

     o Disciplined Equity will succeed to and take into account the capital loss carryover and certain other tax attributes of Enhanced Equity, subject to all relevant conditions and limitations on the use of such tax benefits; and

     o the holding period of the assets of Enhanced Equity to be received by Disciplined Equity will include the holding period of such assets in the hands of Enhanced Equity immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to UAM Funds and PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of UAM Funds and PBHG Funds upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):


      o there is no plan or intention of the shareholders of Enhanced Equity who individually own 5% or more of shares of Enhanced Equity and, to the best of UAM Funds's knowledge, there is no plan or intention of the remaining shareholders of Enhanced Equity to redeem or otherwise dispose of any shares of Disciplined Equity to be received by them in the Reorganization (but redemptions and dispositions of shares of Disciplined Equity may occur in the future as a consequence of investment decisions unrelated to the Reorganization). UAM Funds does not anticipate dispositions of shares of Enhanced Equity at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of Enhanced Equity as a series of an open-end investment company. Consequently, UAM Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of Enhanced Equity outstanding as of the Closing;

      o throughout the five-year period ending on the date of the Closing, Enhanced Equity will have conducted its "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) in a substantially unchanged manner;

      o following the Reorganization, Disciplined Equity will conduct Enhanced Equity's historic business in substantially the same manner that
          Enhanced Equity conducted that business immediately before the Reorganization;

      o immediately following consummation of the Reorganization, Disciplined Equity will hold the same assets, except for assets distributed to shareholders of Enhanced Equity in the course of its business as a "regulated investment company" ("RIC") under the Code and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that Enhanced Equity held or was subject to immediately prior to the Reorganization. Assets used to pay
          (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of Enhanced Equity as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by Enhanced Equity after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets;


      o following the Reorganization, Disciplined Equity has no plan or intention to issue additional shares except for shares issued in the ordinary course of its business as a series of an open-end investment company; or to redeem or otherwise reacquire any shares of Disciplined Equity issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under the 1940 Act;

      o Discipline Equity does not plan or intend to sell or otherwise dipose of any of the assets of Enhanced Equity acquired in the Reorganization, except for disposistions made in the ordinary course of its business or disposistions necessary to maintain its status as a RIC under the Code;

      o Discipline Equity, Enhanced Equity and the shareholders of Enhanced Equity will pay their respective expenses, if any, incurred in connection with the Reorganization;

      o Enhanced Equity is a "fund" as defined in Section 851(g)(2) of the Code; Enhanced Equity qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the assets of Enhanced Equity will be invested at all times through the Closing in a manner that ensures compliance with such requirements); and Enhanced Equity has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

      o immediately prior to the Closing, there will be no issued and outstanding shares in Disciplined Equity or any other securities issued by PBHG Funds on behalf of Disciplined Equity. Disciplined
          Equity will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs.



     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF ENHANCED EQUITY. ENHANCED EQUITY SHAREHOLDERS ARE URGED TO CONSULT THEIR

OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Disciplined Equity of the assets of Enhanced Equity will be the same as the book cost basis of such assets to Enhanced Equity.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

     THE INVESTMENT ADVISER

     PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for Disciplined Equity. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for Disciplined Equity, make investment decisions and place orders to purchase and sell securities for Disciplined Equity, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of Disciplined Equity.

     In connection with the combination of Disciplined Equity and Enhanced Equity, Pilgrim Baxter has contractually agreed to waive a portion of its fee under the investment advisory agreement. As a result of this contractual waiver, Pilgrim Baxter will collect a fee equal to 0.60% of the daily average net assets of Disciplined Equity until September 26, 2002. After that date, Pilgrim Baxter may receive the full fee due under the investment advisory agreement.

     In the interest of limiting the expenses of Disciplined Equity, Pilgrim Baxter has also signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 0.99% of the average daily net assets of Disciplined Equity until September 26, 2002, and not more than 1.50% of the average daily net assets of Disciplined Equity thereafter. Reimbursement by Disciplined Equity of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after September 26, 2002, pursuant to this expense limitation agreement, may be made at a later time when Disciplined Equity has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of Disciplined Equity to exceed 1.50%.

     THE INVESTMENT SUB-ADVISER

     PBHG Funds, on behalf of Disciplined Equity, and Pilgrim Baxter have entered into a sub-advisory agreement with Analytic Investors. Pursuant to the sub-advisory agreement, Analytic Investors has agreed to manage the investment operations of Disciplined Equity and the composition of its investment portfolio, to provide supervision of Disciplined Equity's investments, to determine the securities to be purchased or sold by Disciplined Equity and to place orders for the purchase and sale of such securities. For the services it provides, Analytic Investors is entitled to receive from Pilgrim Baxter a sub-advisory fee that will be equal to one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) after September 26, 2002. Prior to that date, Analytic Investors will receive a sub-advisory fee equal to 0.60% of the assets transferred to Disciplined Equity in connection with the reorganization and one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) on other assets of the fund.

RIGHTS OF SHAREHOLDERS

     The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law.

     GENERAL

     UAM Funds is a Maryland corporation and PBHG Funds is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees for PBHG Funds are substantially the same as those of the directors of UAM Funds.

     There are, however, certain differences between the two forms of organization. The operations of UAM Funds, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of PBHG Funds, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended, and Delaware law.

     LIABILITY OF SHAREHOLDERS

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The PBHG Funds Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he knowingly receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of PBHG Funds have elected the trustees of PBHG Funds. Such trustees serve for the life of PBHG Funds, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

     The shareholders of UAM Funds have elected the directors of UAM Funds. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

     REMOVAL OF TRUSTEES/DIRECTORS

     A trustee of PBHG Funds may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of PBHG Funds. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

     A director of UAM Funds may be removed by the Board or by the affirmative vote of a majority of the votes entitled to be cast for the election of directors, but only for "cause" as defined in the Charter.

     MEETINGS OF SHAREHOLDERS

     PBHG Funds is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of PBHG Funds provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Trust's shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     UAM Funds is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. UAM Funds bylaws provide that a special meeting of shareholders may be called by the Chairman of the Board, the President or a majority of the Board of Directors or holders of shares entitled to cast at least 25% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the PBHG Funds Declaration of Trust, the trustees and officers of PBHG Funds are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The PBHG Funds Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders for monetary changes, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. UAM Funds Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     TERMINATION

     PBHG Funds or any series or class of shares of beneficial interest in PBHG Funds may be terminated by (1) a majority shareholder vote of PBHG Funds or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of PBHG Funds or of such terminating series or class, the trustees pursuant to written notice to the shares of PBHG Funds or the affected series or class.

     Maryland law and the UAM Funds' Charter provide that UAM Funds may be dissolved by the vote of a majority of the Board of Directors and a majority of the votes entitled to be cast on the dissolution.

     VOTING RIGHTS OF SHAREHOLDERS

     The PBHG Funds' Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees, (iii) approval of investment advisory contracts, as required by the 1940 Act; (iv) termination of PBHG Funds or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of PBHG Funds or one of its investment portfolios, (vii) merger or consolidation of PBHG Funds or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as UAM Funds are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

     DISSENTERS' RIGHTS

     Neither Delaware law nor the Declaration of Trust confers upon PBHG Funds shareholders appraisal or dissenters' rights.

     Under Maryland law, UAM Funds' shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are bound by the terms of the transaction.

     AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Board of Trustees of PBHG Funds may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of PBHG Funds upon liquidation of PBHG Funds or which diminishes or eliminates any voting rights pertaining to the shares of PBHG Funds, without approval of the majority of the shares of PBHG Funds. The trustees shall have the power to alter, amend or repeal the bylaws of PBHG Funds or adopt new bylaws at any time.

     Consistent with Maryland law, UAM Funds reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of UAM Funds may classify or reclassify unissued shares of stock without shareholder approval. Other amendments to the UAM Funds Articles of Incorporation may be adopted if approved by a vote of a majority of the votes entitled to be cast at any meeting at which a quorum is present.
The UAM Funds bylaws provide that the bylaws may be amended at any regular meeting or special meeting of the stockholders. Except as to any particular bylaw which is specified as not subject to amendment by the Board of Directors, the bylaws may be also amended by the Board of Directors at any regular or special meetings of the Board.

INFORMATION INCORPORATED BY REFERENCE

     For more information with respect to PBHG Funds and Disciplined Equity concerning the following topics, please refer to the current prospectus of Disciplined Equity attached as Appendix II as indicated: (i) see the discussion "Fund Summaries - PBHG Disciplined Equity Fund" for further information regarding Disciplined Equity performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Advisers" for further information regarding management of Disciplined Equity; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

     For more information with respect to UAM Funds and Enhanced Equity concerning the following topics, please refer to Enhanced Equity's Prospectus as indicated: (i) see the discussion "How has the Fund Performed" and "What are the Fund's Fees and Expenses?" for further information regarding Enhanced Equity performance and expenses; (ii) see the discussion "What are the Fund's Principal Investment Strategies" and "Additional Information About the Fund - Investment Management" for further information regarding management of Enhanced Equity; and
(iii) see the discussion "Investing With the UAM Funds" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                       OWNERSHIP OF ENHANCED EQUITY SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of October 12, 2001, to the knowledge of UAM Funds, owned of record 5% or more of the outstanding shares of Enhanced Equity. UAM Funds has no knowledge of shares held beneficially.

                                 ENHANCED EQUITY

                                                                                        PERCENT
                                                                                       OWNERSHIP
                                      NUMBER OF SHARES             PERCENT               AFTER
     NAME AND ADDRESS                      OWNED                  OWNERSHIP         REORGANIZATION
     ----------------                      -----                  ---------         --------------






OWNERSHIP OF DIRECTORS AND OFFICERS

     To the best of the knowledge of UAM Funds, the record and beneficial ownership of shares of Enhanced Equity by Directors and Officers of UAM Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.

                                 CAPITALIZATION

     The following tables set forth as of June 30, 2001, (i) the capitalization of Disciplined Equity shares, (ii) the capitalization of Enhanced Equity shares and (iii) the pro forma capitalization of Disciplined Equity shares as adjusted to give effect to the transactions contemplated by the Agreement.

                              DISCIPLINED
                                EQUITY          ENHANCED           COMBINED
                                SHARES        EQUITY SHARES        PRO FORMA
                                ------        -------------        ---------

Net Assets                      $   100       $106,975,126         $106,975,226
Shares Outstanding                   10          9,868,154            9,868,164
Net Asset Value Per Share       $ 10.00       $      10.84         $      10.84


                                  LEGAL MATTERS

     Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of Disciplined Equity in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning UAM Funds and its participation in the Reorganization will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103-6996.

                              FINANCIAL STATEMENTS

     The annual financial statements and financial highlights of Enhanced Equity for the period ended December 31, 2000 have been audited by PriceWaterhouse Coopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm an an expert in accounting and auditing.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds and UAM Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current Prospectus and Statement of Additional Information for Disciplined Equity is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the UAM Funds' registration statement containing the current Prospectus and Statement of Additional Information for Enhanced Equity is Registration No. 811-08605. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     PBHG Funds and UAM Funds are subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds and UAM Funds (including the Registration Statement of PBHG Funds relating to Disciplined Equity on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at

HTTP://WWW.SEC.GOV that contains information regarding PBHG Funds, UAM Funds and other registrants that file electronically with the SEC.

                                ACTION REQUESTED

     You are being asked to approve the proposed combination of Enhanced Equity with Disciplined Equity pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus. The Board of Directors of PBHG Funds recommends that you vote FOR the proposal.

                                                                       EXHIBIT A

                          ANALYTIC ENHANCED EQUITY FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 22nd day of October, 2001, by and between UAM Funds, Inc. II, a Maryland corporation ("UAM Funds II"), on behalf of Analytic Enhanced Equity Fund, a separate series of UAM Funds II (the "Acquired Fund"), and PBHG Funds, a Delaware business trust ("PBHG Funds"), on behalf of PBHG Disciplined Equity Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets, and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for PBHG Class shares of the voting common stock of the Acquiring Fund ("Acquiring Fund Shares"), followed by the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, the cancellation of all of the outstanding shares of the Acquired Fund ("Acquired Fund Shares"), the liquidation of the Acquired Fund, and the termination of the Acquired Fund as a series of UAM Funds II, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the closing date for the Reorganization (the "Closing Date"), UAM Funds II on behalf of the Acquired Fund shall transfer all of the Acquired Fund's property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary: (i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as the Board of Directors of UAM Funds II shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by UAM Funds II to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets".) In exchange for the transfer of the Acquired Fund Net Assets, the PBHG Fund shall deliver to UAM Funds II, on behalf of the Acquired Fund, for distribution pro rata by UAM Funds II to the Acquired Fund's shareholders as of the close of business on the Closing Date, a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the time of the closing provided for in Section 3.1 of this Agreement (the "Closing Time"). The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, UAM Funds II shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

     1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

     1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute pro rata to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.4 The Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund on or before the Closing Date. On the Closing Date, any Acquired Fund Share certificates that remain outstanding shall be deemed to be canceled. UAM Funds II's transfer books with respect to the Acquired Fund's shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Share certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all corporate purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or a Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund Share certificates.

     1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.6 As soon as practicable following the Liquidation Date, UAM Funds II shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund's remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund as a series of UAM Funds II in accordance with UAM Funds II's Articles of Incorporation, as heretofore amended (the "Articles of Incorporation") and the cancellation of the Acquired Fund's outstanding shares.

2.   VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places.

     2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the Acquiring Fund's net asset value per share, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by Pilgrim Baxter & Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim Baxter"), in cooperation with SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"); provided, however, that all computations of value shall be subject to review by the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 14, 2001 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

     3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets, including all of its portfolio securities, and a list of its outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or its custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of DST Systems, as the case may be (the "Shareholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholder's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as the other Fund or its counsel may reasonably request.

     3.5 UAM Funds II and PBHG Funds will file Articles of Transfer with the Maryland Department of Assessment and Taxation with respect to the Reorganization.

4.   REPRESENTATIONS AND WARRANTIES OF THE UAM FUNDS II AND THE ACQUIRED FUND

     UAM Funds II, on behalf of the Acquired Fund, represents and warrants to PBHG Funds, on behalf of the Acquiring Fund, as follows:

     4.1 UAM Funds II is a corporation duly organized, validly existing and in "good standing" under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. UAM Funds II is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. UAM Funds II has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     4.2 UAM Funds II is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund is a separate series of UAM Funds II for purposes of the 1940 Act.

     4.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of UAM Funds II's Board of Directors on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of UAM Funds II, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 UAM Funds II is not, and the execution, delivery, and performance of this Agreement by UAM Funds II will not result, in violation of any provision of the Articles of Incorporation or By-Laws of UAM Funds II or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which UAM Funds II or the Acquired Fund is a party or by which it is bound.

     4.5 The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Acquired Fund qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Subtitle A of the Code ("Subchapter M") for each taxable year since it commenced operations that has ended prior to the date hereof and will meet all the requirements for qualification as a RIC for its current taxable year as of the Closing Time (and the assets of the Acquired Fund will be invested at all times through the Closing Time in a manner that ensures compliance with the foregoing representation); the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Acquired Fund has made all distributions for each calendar year that has ended prior to the date hereof that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of each excise tax imposed for any such calendar year;

     4.6 The financial statements of the Acquired Fund for the period ended December 31, 2000, which were audited by its independent accountants, and financial statements for the Acquired Fund for the six-month period ended June 30, 2001 (copies of which have been furnished to the Acquiring Fund), and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

     4.7 The Prospectus of the Acquired Fund, dated April 30, 2001, and the corresponding Statement of Additional Information, dated April 30, 2001, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to PBHG Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to UAM Funds II or the Acquired Fund or any of their properties or assets. UAM Funds II and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. UAM Funds II and the Acquired Fund are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 UAM Funds II has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

     4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, UAM Funds II shall advise PBHG Funds and PBHG Fund Services in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     4.11 Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund or UAM Funds II of the transactions contemplated by this Agreement, except for the Articles of Transfer described in Section 3.5 and such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus") and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement, referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to UAM Funds II, the Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by UAM Funds II or the Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

     4.16 All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

     4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

     4.18 UAM Funds II and the Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     4.19 The information to be furnished by UAM Funds II or the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

5.   REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

     PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to UAM Funds II, on behalf of the Acquired Fund, as follows:

     5.1 PBHG Funds is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

     5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

     5.5 The Acquiring Fund will elect to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of Subtitle A of the Code.

     5.6 The Prospectus of the Acquiring Fund and its Statement of Additional Information in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

     5.8 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as a investment company.

     5.9 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Fund's and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     5.10 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.11 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of UAM Funds II for inclusion or incorporation by reference therein as covered by UAM Funds II's warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing
Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.12 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

     5.13 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to UAM Funds II and DST Systems.

     5.14 The Acquiring Fund Shares to be issued and delivered to UAM Funds II pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

     5.15 PBHG Funds and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     5.16 All information to be furnished by PBHG Funds to UAM Funds II for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.17 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired or will be settled at a discount.

     5.18 The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

6.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Directors of UAM Funds II shall call, and UAM Funds II shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and UAM Funds II shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

     6.3 UAM Funds II and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.3 hereof.

     6.4 UAM Funds II shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, PBHG Funds and UAM Funds II each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     6.6 UAM Funds II shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by UAM Funds II's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, UAM Funds II shall furnish to PBHG Funds, in such form as is reasonably satisfactory to PBHG Funds, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by UAM Funds II's Treasurer or Assistant Treasurer. UAM Funds II covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 PBHG Funds, with the cooperation of UAM Funds II and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. UAM Funds II shall provide PBHG Funds with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. PBHG Funds and UAM Funds II shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 UAM Funds II shall deliver to PBHG Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF UAM FUNDS II AND THE ACQUIRED FUND

     The obligations of UAM Funds II and the Acquired Fund hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by the Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Fund's Articles of Incorporation and By-Laws and applicable law.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     7.5 PBHG Funds shall have furnished UAM Funds II at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.10 hereof have been fulfilled.

     7.6 UAM Funds II shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to UAM Funds II or its counsel, and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquiring Fund to be delivered to UAM Funds II, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed and delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Funds is registered as a investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to UAM Funds II; and (d) shall state that such opinion is solely for the benefit of UAM Funds II and its Board of Directors and officers.

     7.7 UAM Funds II shall have received a opinion of counsel to PBHG Funds addressed to the Funds in form reasonably satisfactory to them and dated as of the Closing Date, with respect to the matters specified in Section 8.9 hereof.

     7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.12 UAM Funds II shall have received from PBHG Funds all such documents which UAM Funds II or its counsel may reasonably request.

     7.13 PBHG Funds shall have furnished UAM Funds II on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

     7.14 DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to UAM Funds II a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to UAM Funds II that the Acquiring Fund Shares have been credited to the accounts of each of the Acquired Fund Shareholders on the books of the Acquiring Fund.

     7.15 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRING FUND

     The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of UAM Funds II and the Acquired Fund Shareholders, and the termination of the Acquired Fund as a series of UAM Funds II shall have been approved by the Board of Directors of UAM Funds II, in the manner required by the Articles of Incorporation and By-Laws and applicable law.

     8.2 UAM Funds II shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on UAM Funds II's behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the value of the Acquired Fund Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of UAM Funds II and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 UAM Funds II and the Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

8.6 UAM Funds II shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.13 hereof have been fulfilled.

     8.7 UAM Funds II shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 PBHG Funds shall have received an opinion or opinions of counsel to UAM Funds II, in form reasonably satisfactory to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) UAM Funds II is a corporation duly organized and validly existing under the laws of the State of Maryland; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by UAM Funds II; (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by UAM Funds II and represent valid and binding contracts of UAM Funds II, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of UAM Funds II; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by UAM Funds II or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, the acceptance of the Articles of Transfer and such as may be required under state securities laws, rules, and regulations; and (f) UAM Funds II is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to UAM Funds II and the Acquired Fund with certain officers of UAM Funds II and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to UAM Funds II and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to UAM Funds II or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and (d) shall state that such opinion is solely for the benefit of PBHG Funds and its Board of Trustees and officers.

     8.9 PBHG Funds shall have received a opinion of counsel to PBHG Funds, addressed to the Funds in form reasonably satisfactory to them and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing Date: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code; (b) no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization; (c) no gain or loss will be recognized by the Acquiring Fund as a result of the Reorganization; (d) no gain or loss will be recognized by any Acquired Fund Shareholder on the distribution in complete liquidation of the acquired Fund of the Acquiring Fund Shares in exchange for the Acquired Fund Shares held by such Acquired Fund Shareholder;
(e) the basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (f) the tax basis of the Acquiring Fund Shares to be received by an Acquired Fund Shareholder will be the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor; (g) the holding period of the Acquiring Fund with respect to the assets received from the Acquired Fund in the Reorganization will include the period for which such assets were held by the Acquired Fund; (h) the holding period of the Acquiring Fund Shares to be received by an Acquired Fund Shareholder will include the holding period for which such Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor provided that such Acquired Fund Shares are capital assets in the hands of such Acquired Fund Shareholders as of the Closing Date; and (i) subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Closing Date. In rendering such opinion, counsel may request and rely upon representations, contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquiring Fund and the Acquired Fund shall use their best efforts to make available such truthful certificates.

     8.10 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Funds, contemplated by the SEC.

     8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.13 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.15 UAM Funds II shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date (and upon which counsel to PBHG Funds is expressly authorized to rely in rendering opinions as to the matters described in Section 8.9 hereof) to the effect that: (a) the Acquired Fund will tender for acquisition by the Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of its gross assets immediately prior to the Closing Date. For purposes of this certification, all of the following shall be considered as assets of the Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby; and (ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of its business and regular, normal dividends in the ordinary course of its business and not in excess of the distribution requirements of Section 852 of the Code; and (b) UAM Funds II will distribute to Acquired Fund Shareholders in complete liquidation of the Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate the Acquired Fund as a series of UAM Funds II; and (c) there is no current plan or intention any of its shareholders who own five percent (5%) or more of the Acquired Fund Shares, and to the best of UAM Funds II's knowledge, there is no current plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the ownership of the Acquired Fund Shareholders of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date. For purposes of this certification: Acquired Fund Shares and the Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

     8.16 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Funds by UAM Funds II's President.

     8.17 At the Closing Date, the registration of UAM Funds II with the SEC with respect to the Acquired Fund shall be in full force and effect.

9.   FINDER'S FEES AND OTHER EXPENSES

     9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 PBHG Funds and UAM Funds II shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Funds agree that neither Fund has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by UAM Funds II or the Acquired Fund of any such representation, warranty or covenant, the Acquired Fund, until the time of its liquidation and termination as a series of UAM Funds II, and Analytic Investors, Inc. ("Analytic Investors"), jointly and severally shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

     (a) a material breach by the other Fund of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

     (b) a condition precedent to the obligations of either Fund has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, UAM Funds II or PBHG Funds, or their respective Boards of Directors/Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.

     12.  INDEMNIFICATION

     12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, UAM Funds II, its Board of Directors, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 UAM Funds II on behalf of the Acquired Fund, until the time of its liquidation, and Analytic Investors, on a joint and several basis, shall indemnify, defend, and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of Analytic Investors and UAM Funds II (if the Acquired Field still exists) arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM Funds II and the Acquired Fund and Analytic Investors shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM Funds II and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.  LIABILITY OF PBHG FUNDS AND UAM FUNDS II

     13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     13.2 Each party acknowledges and agrees that all obligations of UAM Funds II under this Agreement are binding only with respect to the Acquired Fund; that any liability of UAM Funds II under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other series of UAM Funds II shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Funds and UAM Funds II; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Directors of UAM Funds II pursuant to Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

UAM Funds, Inc. II
c/o Old Mutual (US) Holdings, Inc.
Attention:  Linda T. Gibson
One International Place
Boston, MA  02110

with copies to:
Audrey C. Talley
Drinker Biddle & Reath, LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103-6996

If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll
1735 Market Street, 51st Floor
Philadelphia,  PA  19103-7599

16.  FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     17.5 It is expressly understood and agreed that the obligations of UAM Funds II and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Directors/Trustees, shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.


Attest:                                UAM FUNDS, INC. II, on behalf of Analytic
                                       Enhanced Equity Fund



--------------------------------       -----------------------------------------
Linda T. Gibson, Vice-President,       James F. Orr, III, President, Chief
Secretary                              Executive Officer


Attest:                                PBHG FUNDS, on behalf of PBHG Disciplined
                                       Equity Fund



--------------------------------       -----------------------------------------
John M. Zerr, Secretary                Harold J. Baxter
                                       Chief Financial Officer


     Analytic Investors, Inc. hereby joins in this Agreement with respect to and agrees to the matters described in Sections 10.2 and 12.

Attest:                                 ANALYTIC INVESTORS, INC.


By: _________________________           By: _________________________
Name: _______________________           Name: _______________________
Title: ______________________           Title: ______________________

                       IRA CAPITAL PRESERVATION PORTFOLIO
                                 a Portfolio of
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                                                October __, 2001

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of IRA Capital Preservation Portfolio ("IRA Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), a Delaware business trust, with PBHG IRA Capital Preservation Fund ("Capital Preservation Fund"), an investment portfolio of PBHG Funds, a Delaware business trust.

     The combination of the funds is being proposed because of the greater market presence of the PBHG Funds. IRA Portfolio shareholders are expected to benefit from the combination through greater sales of Capital Preservation Fund shares. The resulting increase in assets could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. IRA Portfolio shareholders may also benefit from the ability to exchange their shares of other investment portfolios of PBHG Funds.

     Dwight Asset Management Company serves as investment adviser to IRA Portfolio. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to Capital Preservation Fund, and Dwight Asset Management Company will serve as sub-adviser to Capital Preservation Fund. Capital Preservation Fund was created to facilitate the proposed transaction and has the same investment objective and investment policies as IRA Portfolio. After the combination, the assets of IRA Portfolio will be invested in the same manner by the same portfolio managers.

     The Board of Trustees concluded that combining IRA Portfolio with Capital Preservation Fund would serve the best interests of IRA Portfolio and its shareholders. The accompanying document describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation.

     You are being asked to approve an Agreement and Plan of Reorganization between UAM Funds and PBHG Funds, which will govern the reorganization of IRA Portfolio into Capital Preservation Fund. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also grant a proxy to vote your shares on the web at HTTP://WWW.PROXYVOTE.COM by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                                     Sincerely,


                                                     James F. Orr, III
                                                     Chairman

                       IRA CAPITAL PRESERVATION PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 11, 2001

         TO THE SHAREHOLDERS OF IRA CAPITAL PRESERVATION PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Special Meeting") of IRA Capital Preservation Portfolio ("IRA Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m. Eastern time, for the following purposes:

     1. To approve the transfer of a portfolio of UAM Funds, IRA Portfolio, into PBHG Funds as a new portfolio named PBHG IRA Capital Preservation Fund ("Capital Preservation Fund"). This action requires shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of IRA Portfolio and PBHG Funds acting on behalf of Capital Preservation Fund.

          Pursuant to the Agreement, all of the assets of IRA Portfolio (other than those required to discharge IRA Portfolio's obligations) will be transferred to Capital Preservation Fund. Upon such transfer, PBHG Funds will issue shares of Capital Preservation Fund to IRA Portfolio. IRA Portfolio will then make a liquidating distribution of the Capital Preservation Fund shares so received to shareholders of IRA Portfolio. Each shareholder of IRA Portfolio will receive a number of Capital Preservation Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of IRA Portfolio. As soon as reasonably practicable after the transfer of its assets, IRA Portfolio will pay or make provision for payment of all its liabilities. IRA Portfolio will then terminate its existence as a separate series of UAM Funds.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

     Shareholders of record as of the close of business on October 12, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF UAM FUNDS AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO GRANT A PROXY TO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE INTERNET AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO UAM FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                     LINDA T. GIBSON
                                                     SECRETARY


October  ___, 2001

                       IRA CAPITAL PRESERVATION PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            TOLL FREE: (877) 826-5465

                       PBHG IRA CAPITAL PRESERVATION FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: October ___, 2001

     This document is being furnished to you in connection with the Special Meeting of Shareholders of IRA Capital Preservation Portfolio ("IRA Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), to be held on December 11, 2001 (the "Special Meeting"). At the Special Meeting you will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of IRA Portfolio and PBHG Funds acting on behalf of PBHG IRA Capital Preservation Fund ("Capital Preservation Fund"). The Agreement provides for the combination of IRA Portfolio with Capital Preservation Fund. THE BOARD OF TRUSTEES OF UAM FUNDS HAS UNANIMOUSLY APPROVED THE AGREEMENT AS BEING IN THE BEST INTEREST OF IRA PORTFOLIO SHAREHOLDERS.

     Capital Preservation Fund is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of IRA Portfolio and Capital Preservation Fund are the same. Each seeks a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. Dwight Asset Management Company ("Dwight Asset Management") serves as investment adviser to IRA Portfolio. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), will serve as investment adviser and Dwight Asset Management will serve as sub-adviser to Capital Preservation Fund. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before voting on the Agreement. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

     The current Prospectus of IRA Portfolio, dated March 1, 2001 (the "IRA Portfolio Prospectus"), together with the related Statement of Additional Information also dated March 1, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The current prospectus of Capital Preservation Fund dated October ___, 2001 ("Capital Preservation Fund Prospectus") and the related Statement of Additional Information also dated October ___, 2001 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051. A copy of the Capital Preservation Fund prospectus is attached as Appendix II to this Proxy

Statement/Prospectus. The SEC maintains a website at HTTP://WWW.SEC.GOV that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about UAM Funds and PBHG Funds. You can obtain additional information about IRA Portfolio at HTTP://WWW.UAM.COM and Capital Preservation Fund at HTTP://WWW.PBHGFUNDS.COM.



     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            [END OF FRONT COVER PAGE]

                                [BACK COVER PAGE]

                                 UAM FUNDS TRUST

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY .......................................................................2
         The Reorganization....................................................2
         Reasons for the Reorganization........................................2
         Comparison of Capital Preservation Fund and IRA Portfolio.............4

RISK FACTORS...................................................................7

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.................8
         Investment Objectives.................................................8
         Investment Policies...................................................8
         Capital Preservation Fund Portfolio Management........................9

ADDITIONAL INFORMATION ABOUT THE AGREEMENT.....................................9
         Terms of the Reorganization...........................................9
         The Reorganization....................................................9
         Board Considerations.................................................10
         Other Terms..........................................................11
         Federal Tax Consequences.............................................12
         Accounting Treatment.................................................14

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................14
         Investment Management................................................14
         Rights of Shareholders...............................................15
         Information Incorporated by Reference................................16

OWNERSHIP OF IRA PORTFOLIO SHARES.............................................16
         Significant Holders..................................................16
         Ownership of Trustees and Officers...................................16

CAPITALIZATION................................................................17

LEGAL MATTERS.................................................................17

FINANCIAL STATEMENTS..........................................................17

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................17

ACTION REQUESTED..............................................................18

APPENDIX I ................................ Agreement and Plan of Reorganization
APPENDIX II.............................................Prospectus of PBHG Funds

                               [END OF BACK COVER]

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the UAM Funds Board of Trustees for use at the Special Meeting of Shareholders of IRA Portfolio to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

     We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of ______________________ to assist in the solicitation of proxies. We estimate that the cost of shareholder solicitation will be approximately $___________. Those costs will be paid by Pilgrim Baxter and Dwight Asset Management.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of thirty percent of the outstanding shares of IRA Portfolio entitled to vote at the Special Meeting will constitute a quorum. At the Special Meeting, a quorum being present, approval of the combination of IRA Portfolio and Capital Preservation Fund (the "Reorganization") requires the affirmative vote of a majority of the shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will be considered votes against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of UAM Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may revoke your proxy by requesting a ballot and voting in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 12, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding _______________ shares of IRA Portfolio. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about October __, 2001.

                                     SUMMARY

THE REORGANIZATION

     The Reorganization will result in the combination of IRA Portfolio with Capital Preservation Fund. IRA Portfolio is a portfolio of UAM Funds, a Delaware business trust. Capital Preservation Fund is a newly created portfolio of PBHG Funds, a Delaware business trust.

     If the shareholders of IRA Portfolio approve the Agreement and other closing conditions are satisfied, all of the assets of IRA Portfolio (other than those required to discharge IRA Portfolio's obligations) will be transferred to Capital Preservation Fund. Upon such transfer, PBHG Funds will issue shares of Capital Preservation Fund to IRA Portfolio. IRA Portfolio will then make a liquidating distribution of the Capital Preservation Fund shares so received to shareholders of IRA Portfolio. Each shareholder of IRA Portfolio will receive a number of Capital Preservation Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of IRA Portfolio. As soon as reasonably practicable after the transfer of its assets, IRA Portfolio will pay or make provision for payment of all its liabilities. IRA Portfolio will then terminate its existence as a separate series of UAM Funds. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Shareholders will not pay any sales charge for shares of Capital Preservation Fund received in connection with the Reorganization. UAM Funds and PBHG Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement - Federal Tax Consequences" below.

     Capital Preservation Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

REASONS FOR THE REORGANIZATION

     The Board of Trustees of UAM Funds, including each of the independent trustees, has determined that the reorganization of IRA Portfolio into Capital Preservation Fund is in the best interests of IRA Portfolio and its shareholders and that the interests of IRA Portfolio shareholders will not be diluted as a result of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings Inc. ("OMH"). OMM controls the investment adviser of IRA Portfolio, Dwight Asset Management, and the investment adviser of Capital Preservation Fund, Pilgrim Baxter. A review and evaluation of IRA Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. Pilgrim Baxter and Dwight Asset Management proposed the combination of IRA Portfolio and

Capital Preservation Fund because they believe that the greater market presence and analyst coverage of the PBHG Funds could result in increased sales of shares of IRA Portfolio if it were a part of PBHG Funds. Accordingly, Capital Preservation Fund was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and Dwight Asset Management as its sub-adviser. If the Reorganization is not approved by shareholders, other alternatives for IRA Portfolio may be proposed to the Board of Trustees.

     The PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $_________ billion in assets under management. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from the PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. PBHG Funds intends to make shares of Capital Preservation Fund available for purchase through each of these channels and believes that the historical performance track record of the IRA Portfolio combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

     In evaluating the proposed Reorganization, the UAM Funds Board of Trustees considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o    The continuity of investment management.

     o The potential for greater operating efficiencies of the combined funds.

     o    The tax-free nature of the Reorganization for income tax purposes.

     o The undertaking by Pilgrim Baxter and Dwight Asset Management to bear the expenses of the Reorganization.

     o    The comparative expenses of the two funds.

     After considering these factors, the Board of Trustees concluded that the proposed Reorganization is the best alternative to assure the long-term survival of the investment discipline of IRA Portfolio for shareholders. Although the total operating expenses of Capital Preservation Fund will be the same as those of IRA Portfolio initially, the investment advisory fee paid by Capital Preservation Fund may be increased in September, 2002. However, the increased assets associated with sales of additional shares is expected to benefit IRA Portfolio shareholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management. IRA Portfolio shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     For additional information concerning the deliberations of the Board of Trustees on the Agreement see "Additional Information About the Agreement."

COMPARISON OF CAPITAL PRESERVATION FUND AND IRA PORTFOLIO

     INVESTMENT OBJECTIVE AND POLICIES

     Capital Preservation Fund was created to facilitate the Reorganization. The investment objective of Capital Preservation Fund is the same as that of IRA Portfolio. Each seeks a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share ("NAV").

     Capital Preservation Fund will follow the same investment strategies used by IRA Portfolio to achieve its investment objective. Capital Preservation Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks. A wrapper agreement obligates the wrap provider to make certain payments to Capital Preservation Fund in exchange for an annual premium. Payments made by the wrap providers are designed so that when Capital Preservation Fund liquidates assets covered by the wrapper agreement in order to pay for shareholder redemptions, Capital Preservation Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. Normally, Capital Preservation Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

     INVESTMENT ADVISORY SERVICES

     Dwight Asset Management is the investment adviser to IRA Portfolio. Pilgrim Baxter will serve as investment adviser to Capital Preservation Fund and Dwight Asset Management will serve as the sub-adviser to Capital Preservation Fund. Pilgrim Baxter and Dwight Asset Management expect that the same team of investment professionals that manages IRA Portfolio will continue to manage Capital Preservation Fund after the Reorganization. For more information concerning the investment advisory services provided to Capital Preservation Fund by Pilgrim Baxter and Dwight Asset Management and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

     SALES CHARGES

     No sales charges are applicable to the Reorganization.

     PERFORMANCE

     Average total returns for the periods indicated for shares of IRA Portfolio are shown below. Capital Preservation Fund has the same investment objective and policies as IRA Portfolio but has not commenced business operations. After the combination, the assets of IRA Portfolio will be invested in the same manner by the same portfolio managers. It is expected that the performance of Capital Preservation Fund will be the same as IRA Portfolio. Past performance cannot guarantee comparable future results.

                                                           IRA PORTFOLIO
                                                               SHARES
                                                               ------
     1 Year Ended December 31, 2000                             6.78%
     Since Inception(1)                                         6.80%

(1)  Inception date for IRA Portfolio is August 31, 1999.

     OPERATING EXPENSES

     The funds are a no-load investment, which means there are no fees or charges to buy or sell their shares, to reinvest dividends or to exchange into other funds. IRA Portfolio may charge a redemption fee that would be paid directly from your investment. Shareholders pay this redemption fee when they redeem shares held for less than twelve months. Capital Preservation Fund may impose a similar redemption fee.

     The funds' annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's operating expenses. Information on the annual operating expenses of IRA Portfolio, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of Capital Preservation Fund, giving effect to the Reorganization, are also provided.

                                                    CAPITAL PRESERVATION FUND
                            IRA PORTFOLIO                   PRO FORMA
                            -------------                   ---------

Shareholder
transaction fees
  Redemption fee
  (as a percentage of         2.00%                          2.00%
  amount redeemed)


                                                     CAPITAL PRESERVATION FUND
                            IRA PORTFOLIO                    PRO FORMA
                            -------------                    ---------

Management fees              0.50%                            0.60%(1)

Other expenses(2)            1.34%                            0.70%
                             ----                             ----

Total annual fund
operating expenses           1.84%                            1.30%
                             ----                             ----

Fee waiver and/or
expense reimbursement        0.84%(3)                         0.30%(4)
                             ----                             ----

Net Expenses                 1.00%                            1.00%
                             ====                             ====

(1) Pilgrim Baxter is entitled to receive a management fee of 0.60% under the investment agreement for Capital Preservation Fund. However, Pilgrim Baxter has contractually agreed that until September 26, 2002, it will receive a management fee of 0.50% from Capital Preservation Fund. For more information on the fees paid to Pilgrim Baxter and Dwight Asset Management, see "Additional Information About the Funds - Investment Management."

(2)  Other Expenses include the fees for wrapper agreements.

(3) Dwight Asset Management has voluntarily agreed to limit the expenses of IRA Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% of its average daily net assets. Dwight Asset Management may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement IRA Portfolio may have that would reduce its custodian fee based on the amount of cash it maintains with its custodian.

(4) Pilgrim Baxter has also contractually agreed to waive its fees and limit the expenses of Capital Preservation Fund, until September 26, 2002, to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% of its average daily net assets.

     HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE            THREE            FIVE           TEN
                                                        YEAR           YEARS           YEARS          YEARS
                                                        ----           -----           -----          -----
         IRA Portfolio                                  $187           $579             $995          $2,159
         Capital Preservation Fund Pro Forma            $109           $379             $671          $1,507

     DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of IRA Portfolio are distributed by Funds Distributor, Inc. Shares of Capital Preservation Fund are distributed by PBHG Fund Distributors.

     IRA Portfolio and Capital Preservation Fund have substantially similar policies and procedures with respect to the purchase and redemption of shares, and the pricing of fund shares. UAM Funds and PBHG Funds generally permit exchanges between like classes of shares of all of their funds. For both UAM Funds and PBHG Funds an exchange of fund shares generally is taxable for federal income tax purposes. Both UAM Funds and PBHG Funds permit systematic withdrawals from their funds. If you have a systematic withdrawal plan in effect for IRA Portfolio, it will automatically be carried over to Capital Preservation Fund.

     The Capital Preservation Fund Prospectus attached to this Proxy Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for Capital Preservation Fund.

     FURTHER INFORMATION

     Additional information concerning Capital Preservation Fund is contained in this Proxy Statement/Prospectus and in the Capital Preservation Fund Prospectus that is attached hereto as Appendix II. Further information concerning IRA Portfolio can also be found in the IRA Portfolio Prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS

     Because IRA Portfolio and Capital Preservation Fund have the same investment objective and policies, the risks of an investment in the funds are the same. The risks associated with ownership of Capital Preservation Fund shares are described below.

     While Capital Preservation Fund attempts to provide a stable NAV through wrapper agreements, the value of your investment in the fund may go down, which means you could lose money.

     Capital Preservation Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or a current rate of return that is higher than a money market fund. By purchasing wrapper agreements, Capital Preservation Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

     Capital Preservation Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and fund expenses. This may result in a lower return for Capital Preservation Fund than if it had invested in longer-term debt securities.

     If Capital Preservation Fund's attempts to stabilize its NAV fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and Capital Preservation Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing Capital Preservation Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     Capital Preservation Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

     Although Capital Preservation Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

     For additional information on risks involved in investing in specific securities, see "More About the Funds Risks and Returns" in the Capital Preservation Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of IRA Portfolio and Capital Preservation Fund are the same. Each seeks a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV.

INVESTMENT POLICIES

     Capital Preservation Fund has adopted the same investment policies as IRA Portfolio. The investment policies of Capital Preservation Fund are described below.

     Capital Preservation Fund is designed to produce higher returns than a money market fund, while seeking to maintain a NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, Capital Preservation Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. Capital Preservation Fund may also invest in:

     o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

     o Commingled pools of debt securities having similar characteristics to the fund, or other debt securities.

     Unlike other funds, Capital Preservation Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. Capital Preservation Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies (wrap providers) that assists the fund in seeking to protect principal. Wrapper agreements obligate wrap providers to make certain payments to the fund to offset changes in the market value of some or all of the fund's assets. These payments are designed to enable Capital Preservation Fund to pay redeeming shareholders an amount equal to the purchase price of the fund's assets plus accrued income. For example, if a shareholder redemption requires Capital Preservation Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would cause the wrap provider to pay the fund the difference, and vice versa.

     While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of Capital Preservation Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the fund and its yield will tend to more closely track the direction of current market rates than the yield of Capital Preservation Fund. Over the long-term, however, Dwight Asset Management believes the fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund.

     Capital Preservation Fund expects the combination of debt securities and wrapper agreements will provide its shareholder with a stable NAV. However, by purchasing wrapper agreements, Capital Preservation Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

CAPITAL PRESERVATION FUND PORTFOLIO MANAGEMENT

     A team of Dwight Asset Management's investment professionals has primary responsibility for the day-to-day management of Capital Preservation Fund. For more information on the composition of the team managing Capital Preservation Fund, please see the IRA Portfolio Statement of Additional Information.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the UAM Funds Board of Trustees concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Pursuant to the Agreement, all of the assets of IRA Portfolio (other than those required to discharge IRA Portfolio's obligations) will be transferred to Capital Preservation Fund. Upon such transfer, PBHG Funds will issue shares of Capital Preservation Fund to IRA Portfolio. IRA Portfolio will then make a liquidating distribution of the Capital Preservation Fund shares so received to shareholders of IRA Portfolio. Each shareholder of IRA Portfolio will receive a number of Capital Preservation Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of IRA Portfolio. As soon as reasonably practicable after the transfer of its assets, IRA Portfolio will pay or make provision for payment of all its liabilities. IRA Portfolio will then terminate its existence as a separate series of UAM Funds.

     Consummation of the Reorganization (the "Closing") is expected to occur on December 14, 2001 at 4:30 p.m. Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

BOARD CONSIDERATIONS

     The Board of Trustees of UAM Funds has determined that the Reorganization of IRA Portfolio is in the best interests of IRA Portfolio and its shareholders and that the interests of IRA Portfolio shareholders will not be diluted as a result of the Reorganization. The Board of Trustees recommends approval of the Agreement by the shareholders of IRA Portfolio at the Special Meeting. A summary of the information that was presented to, and considered by, the UAM Funds Board of Trustees in making its determination is provided below.

     Dwight Asset Management and Pilgrim Baxter proposed the Reorganization at a meeting of the UAM Funds Board of Trustees held on September 7, 2001. Pilgrim Baxter provided the Trustees written materials that contained information concerning IRA Portfolio and Capital Preservation Fund, including comparative fee and expense information, a comparison of the investment objectives and policies and pro forma expense ratios. The Trustees also examined information concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of UAM which changed its name to OMH. OMH controls Pilgrim Baxter and Dwight Asset Management. Certain officers of OMH are officers of IRA Portfolio. A review and evaluation of IRA Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. The Reorganization was proposed because Pilgrim Baxter and Dwight Asset
Management believe that the Reorganization will provide benefits to the shareholders of IRA Portfolio. PBHG Funds have a greater market presence and enjoy greater analyst coverage than IRA Portfolio. As a result, Pilgrim Baxter and Dwight Asset Management believe that Capital Preservation Fund has a greater potential to attract new assets through sales of additional shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for shareholders. Larger asset size would also provide a more stable basis for Dwight Asset Management because redemption requests would have a smaller impact. IRA Portfolio shareholders may also benefit from the ability to exchange shares of Capital Preservation Fund for shares of the other investment portfolios of PBHG Funds, which currently number seventeen.
     In considering the Reorganization, the UAM Funds Board noted that Capital Preservation Fund was created to facilitate the transaction and has the same investment objective and policies as IRA Portfolio. Dwight Asset Management will serve as sub-adviser to Capital Preservation Fund, so the assets of IRA Portfolio will continue to benefit from experience and expertise of the current portfolio managers. The Board concluded that the proposed Reorganization is the best alternative to assure that the investment discipline of IRA Portfolio will continue to be available to shareholders.

     The UAM Funds Board also considered that at least until September 26, 2002, shareholders of IRA Portfolio would be able to continue their investment in Capital Preservation Fund without any material increase in fees from those charged by IRA Portfolio. Thereafter, however, the Board noted that absent a material increase in Capital Preservation Fund's assets and the continuation of fee waivers by Pilgrim Baxter, that fund's total annual expense ratio could exceed IRA Portfolio's total annual expense ratio by 0.30%. This assumes that Dwight Asset Management would be willing to continue to voluntarily waive its right to receive a substantial portion of its investment advisory fee. Absent such waivers by Dwight Asset Management, the total expense ratio charged by the IRA Portfolio would exceed that of the Capital Preservation Fund.

     The UAM Funds Board noted that the Reorganization has been structured in a way so that IRA Portfolio shareholders will not recognize a gain or loss for federal income tax purposes. The Board also considered the fact that Pilgrim Baxter and Dwight Asset Management have agreed to pay the expenses of IRA Portfolio in connection with the Reorganization.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under Federal and state law, the UAM Funds Board of Trustees unanimously determined that the proposed Reorganization was in the best interests of IRA Portfolio and its shareholders and that the interests of IRA Portfolio shareholders will not be diluted as a result of the Reorganization. Accordingly, the UAM Funds Board of Trustees recommended approval of the Reorganization at the Special Meeting.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of UAM Funds and PBHG Funds. If any amendment is made to the Agreement which would have material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of UAM Funds and PBHG Funds has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of UAM Funds and PBHG Funds pursuant to the Agreement with respect to IRA Portfolio or Capital Preservation Fund are subject to various conditions, including the following:

     o PBHG Fund's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purposed shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o    the shareholders of IRA Portfolio shall have approved the Agreement;
          and

     o UAM Funds and PBHG Funds shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for IRA Portfolio, Capital Preservation Fund or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned by either UAM Funds or PBHG Funds at any time by mutual agreement of UAM Funds and PBHG Funds, or by either party in the event that IRA Portfolio shareholders do not approve the Agreement or if it reasonably appears that any other condition to Closing cannot be met.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o no gain or loss will be recognized by IRA Portfolio upon the transfer of its assets to Capital Preservation Fund;

     o no gain or loss will be recognized by any shareholder of IRA Portfolio upon the exchange of shares of IRA Portfolio solely for shares of Capital Preservation Fund;

     o the tax basis of the shares of Capital Preservation Fund to be received by a shareholder of IRA Portfolio will be the same as the tax basis of the shares of IRA Portfolio surrendered in exchange therefor;

     o the holding period of the shares of Capital Preservation Fund to be received by a shareholder of IRA Portfolio will include the holding period for which such shareholder held the shares of IRA Portfolio exchanged therefor, provided that such shares of IRA Portfolio are capital assets in the hands of such shareholder as of the Closing;

     o no gain or loss will be recognized by Capital Preservation Fund on the receipt of assets of IRA Portfolio in exchange for shares of Capital Preservation Fund and Capital Preservation Fund's assumption of IRA Portfolio's liabilities;

     o the tax basis of the assets of IRA Portfolio in the hands of Capital Preservation Fund will be the same as the tax basis of such assets in the hands of IRA Portfolio immediately prior to the Reorganization; and

     o the holding period of the assets of IRA Portfolio to be received by Capital Preservation Fund will include the holding period of such assets in the hands of IRA Portfolio immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to UAM Funds and PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of UAM Funds and PBHG Funds upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     o there is no plan 5% or or intention of the shareholders of IRA Portfolio who individually own more of shares of IRA Portfolio and, to the best of UAM Funds' knowledge, there is no plan or intention of the remaining shareholders of IRA Portfolio to redeem or otherwise dispose of any shares of Capital Preservation Fund to be received by them in the Reorganization (but redemptions and dispositions of shares of Capital Preservation Fund may occur in the future as a consequence of investment decisions unrelated to the Reorganization). UAM Funds does not anticipate dispositions of shares of IRA Portfolio at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of IRA Portfolio as a series of an open-end investment company. Consequently, UAM Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of IRA Portfolio outstanding as of the Closing;

     o throughout the five-year period ending on the date of the Closing, IRA Portfolio will have conducted its "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the
          Code) in a substantially unchanged manner;

     o following the Reorganization, Capital Preservation Fund will conduct IRA Portfolio's historic business in substantially the same manner that IRA Portfolio conducted that business immediately before the Reorganization;

     o immediately following consummation of the Reorganization, Capital Preservation Fund will hold the same assets, except for assets distributed to shareholders of IRA Portfolio in the course of its business as a "regulated investment company" ("RIC") under the Code and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that IRA
          Portfolio held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of IRA Portfolio as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by IRA Portfolio after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets;


     o following the Reorganization, Capital Preservation Fund has no plan or intention to issue additional shares except for shares issued in the ordinary course of its business as a series of an open-end investment company; or to redeem or otherwise reacquire any shares of Capital Preservation Fund issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under the 1940 Act;

      o Capital Preservation Fund does not plan or intend to sell or otherwise dipose of any of the assets of IRA Portfolio acquired in the Reorganization, except for disposistions made in the ordinary course of its business or disposistions necessary to maintain its status as a RIC under the Code;

      o Capital Preservation Fund, IRA Portfolio and the shareholders of IRA Portfolio will pay their respective expenses, if any, incurred in connection with the Reorganization;

      o IRA Portfolio is a "fund" as defined in Section 851(g)(2) of the Code; IRA Portfolio qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the assets of IRA Portfolio will be invested at all times through the Closing in a manner that ensures compliance with such requirements); and IRA Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

      o immediately prior to the Closing, there will be no issued and outstanding shares in Capital Preservation Fund or any other securities issued by PBHG Funds on behalf of Capital Preservation Fund. Capital Preservation Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF IRA PORTFOLIO. IRA PORTFOLIO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Capital Preservation Fund of the assets of IRA Portfolio will be the same as the book cost basis of such assets to IRA Portfolio.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

     THE INVESTMENT ADVISER

     PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for Capital Preservation Fund. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for Capital Preservation Fund, make investment decisions and place orders to purchase and sell securities for Capital Preservation Fund, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of Capital Preservation Fund.

     In connection with the combination of Capital Preservation Fund and IRA Portfolio, Pilgrim Baxter has contractually agreed to waive a portion of its fee under the investment advisory agreement. As a result of this contractual waiver, Pilgrim Baxter will collect a fee equal to 0.50% of the daily average net assets of Capital Preservation Fund until September 26,

2002. After that date, Pilgrim Baxter may receive the full fee due under the investment advisory agreement.

     In the interest of limiting the expenses of Capital Preservation Fund, Pilgrim Baxter has also signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.00% of the average daily net assets of Capital Preservation Fund until September 26, 2002, and not more than 1.50% of the average daily net assets of Capital Preservation Fund thereafter. Reimbursement by Capital Preservation Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after September 26, 2002, pursuant to this expense limitation agreement, may be made at a later time when Capital Preservation Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of Capital Preservation Fund to exceed 1.50%.

     THE INVESTMENT SUB-ADVISER

     PBHG Funds, on behalf of Capital Preservation Fund, and Pilgrim Baxter have entered into a sub-advisory agreement with Dwight Asset Management. Pursuant to the sub-advisory agreement, Dwight Asset Management has agreed to manage the investment operations of Capital Preservation Fund and the composition of its investment portfolio, to provide supervision of Capital Preservation Fund investments, to determine the securities to be purchased or sold by Capital Preservation Fund and to place orders for the purchase and sale of such securities. For the services it provides, Dwight Asset Management is entitled to receive from Pilgrim Baxter a sub-advisory fee that will be equal to one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) after September 26, 2002. Prior to that date, Dwight Asset Management will receive a sub-advisory fee equal to 0.50% of the assets transferred to Dwight Asset Management in connection with the reorganization and one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) on other assets of the fund.

RIGHTS OF SHAREHOLDERS

     UAM Funds and PBHG Funds are both Delaware business trusts. Generally, there will be no material differences between the rights of shareholders under the Agreement and the Declaration of Trust of UAM Funds and the rights of shareholders under the Agreement and Declaration of Trust of PBHG Funds.

INFORMATION INCORPORATED BY REFERENCE

     For more information with respect to PBHG Funds and Capital Preservation Fund concerning the following topics, please refer to the current prospectus of Capital Preservation Fund attached as Appendix II as indicated: (i) see the discussion "Fund Summaries - PBHG IRA Capital Preservation Fund" for further information regarding Capital Preservation Fund performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Adviser" for further information regarding management of Capital Preservation Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

     For more information with respect to UAM Funds and IRA Portfolio concerning the following topics, please refer to IRA Portfolio's Prospectus as indicated:
(i) see the discussion "How Has the Fund Performed?" and "What Are the Fund's Fees and Expenses?" for further information regarding IRA Portfolio performance and expenses; (ii) see the discussion "What are the Fund's Principal Investment Strategies" and "Additional Information About the Fund - The Investment Adviser" for further information regarding management of IRA Portfolio; and (iii) see the discussion "Investing With the UAM Funds" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                        OWNERSHIP OF IRA PORTFOLIO SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of October 12, 2001, to the knowledge of UAM Funds, owned of record 5% or more of the outstanding shares of IRA Portfolio. UAM Funds has no knowledge of shares held beneficially.

                                  IRA PORTFOLIO

                                                                                                             PERCENT
                                                                                                            OWNERSHIP
                                                           NUMBER OF SHARES             PERCENT               AFTER
                 NAME AND ADDRESS                               OWNED                  OWNERSHIP         REORGANIZATION
                 ----------------                               -----                  ---------         --------------





OWNERSHIP OF TRUSTEES AND OFFICERS

     To the best of the knowledge of UAM Funds, the record and beneficial ownership of shares of IRA Portfolio by Trustees and Officers of UAM Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.

                                 CAPITALIZATION

     The following tables set forth as of June 30 2001, (i) the capitalization of Capital Preservation Fund shares, (ii) the capitalization of IRA Portfolio shares, and (iii) the pro forma capitalization of Capital Preservation Fund shares as adjusted to give effect to the transactions contemplated by the Agreement.

                              CAPITAL
                            PRESERVATION    IRA PORTFOLIO        COMBINED
                                FUND            SHARES           PRO FORMA
                                ----            ------           ---------
Net Assets                    $    100        $30,651,862       $30,651,962
Shares Outstanding                  10          3,065,144         3,065,154
Net Asset Value Per Share     $  10.00        $     10.00       $     10.00


                                  LEGAL MATTERS

     Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of Capital Preservation Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning UAM Funds and its participation in the Reorganization will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103.

                              FINANCIAL STATEMENTS

     The annual financial statements and financial highlights of IRA Portfolio for the period ended October 31, 2000 have been audited by PriceWaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm an an expert in accounting and auditing.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds and UAM Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current Prospectus and Statement of Additional Information for Capital Preservation Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the UAM Funds' registration statement containing the current Prospectus and Statement of Additional Information for IRA Portfolio is Registration No. 811-8544. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     PBHG Funds and UAM Funds are subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds and UAM Funds (including the Registration Statement of PBHG Funds relating to Capital Preservation Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at

450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at HTTP://WWW.SEC.GOV that contains information regarding PBHG Funds, UAM Funds and other registrants that file electronically with the SEC.

                                ACTION REQUESTED

     You are being asked to approve the proposed combination of IRA Portfolio with Capital Preservation Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus. The Board of Trustees of PBHG Funds recommends that you vote FOR the proposal.

                                                                       EXHIBIT A

                       IRA CAPITAL PRESERVATION PORTFOLIO

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 22nd day of October, 2001, by and between UAM Funds Trust, a Delaware business trust ("UAM Funds"), on behalf of IRA Capital Preservation Portfolio, a separate series of UAM Funds (the "Acquired Fund"), and PBHG Funds, a Delaware business trust ("PBHG Funds"), on behalf of PBHG IRA Capital Preservation Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, to be issued in the manner described in Section
1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the shares of the Acquiring Fund received in the Reorganization to the shareholders of the Acquired Fund in the manner described in Section 1.3 below, (ii) the cancellation of all of the outstanding shares of the Acquired Fund, (iii) the liquidation of the Acquired Fund, and (iv) the termination of the Acquired Fund as a series of UAM Funds, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the Closing Date, UAM Funds on behalf of the Acquired Fund shall transfer all of the Acquired Fund's property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in
Section 8.2 hereof, to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary: (i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as the Board of Trustees of UAM Funds shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by UAM Funds to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets")

     In exchange for the transfer of the Acquired Fund Net Assets, PBHG Funds shall deliver to UAM Funds, on behalf of the Acquired Fund, for distribution PRO RATA by UAM Funds to the Acquired Fund's shareholders as of the close of business on the Closing Date, a number of the PBHG Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund Net Assets attributable to the Institutional Class shares of the Acquired Fund, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the Closing Time. The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, UAM Funds shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

     1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

     1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute PRO RATA to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the shares of the Acquiring Fund received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of the liquidation and distribution set forth in this Section 1.3 is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the PRO RATA number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing shares of the Acquiring Fund in connection with such exchange.

     1.4 The Acquired Fund Shareholders holding certificates representing their ownership of shares of the Acquired Fund (collectively, the "Acquired Fund Shares") may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund on or before the Closing Date. On the Closing Date, any Acquired Fund Shares certificates that remain outstanding shall be deemed to be canceled. UAM Funds' transfer books with respect to the Acquired Fund Shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Shares certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all trust purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund share certificates.

     1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.6 As soon as practicable following the Liquidation Date, UAM Funds shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund as a series of UAM Funds in accordance with UAM Funds' Agreement and Declaration of Trust, as heretofore amended (the "Declaration of Trust").

2.   VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in each of the then-current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places.

     2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the net asset value per share of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by Pilgrim Baxter &

Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim Baxter"), in cooperation with SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"); provided, however, that all computations of value shall be subject to review by the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 14, 2001 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

     3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of assets, including all portfolio securities, and a list of outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or their custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of DST Systems, as the case may be (the "Shareholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholders' account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to each other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as each other Fund or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES OF UAM FUNDS TRUST AND THE ACQUIRED FUND

     UAM Funds, on behalf of the Acquired Fund, represents and warrants to PBHG Funds on behalf of the Acquiring Fund, as follows:

     4.1 UAM Funds is a business trust duly organized, validly existing and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. UAM Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. UAM Funds has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     4.2 UAM Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund is a separate series of UAM Funds for purposes of the 1940 Act.

     4.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of UAM Funds' Board of Trustees on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of UAM Funds, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 UAM Funds is not, and the execution, delivery, and performance of this Agreement by UAM Funds will not result, in violation of any provision of the Declaration of Trust or By-Laws of UAM Funds or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which UAM Funds or the Acquired Fund is a party or by which they are bound.

     4.5 The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Acquired Fund qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Subtitle A of the Code ("Subchapter M") for each taxable year since it commenced operations that has ended prior to the date hereof and will meet all the requirements for qualification as a RIC for its current taxable year as of the Closing Time (and the assets of the Acquired Fund will be invested at all times through the Closing Time in a manner that ensures compliance with the foregoing representation); the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Acquired Fund has made all distributions for each calendar year that has ended prior to the date hereof that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of each excise tax imposed for any such calendar year;

     4.6 The financial statements of the Acquired Fund for the fiscal year ended October 31, 2000, which were audited by the Acquired Fund's independent accountants, and financial statements of the Acquired Fund for the six-month period ended April 30, 2001 (copies of which have been furnished to the Acquiring Fund), and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of the Acquired Fund's operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

     4.7 The Prospectus of the Acquired Fund, dated March 1, 2001, and the corresponding Statement of Additional Information, dated March 1, 2001, do not contain untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to PBHG Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to UAM Funds or the Acquired Fund or any of their properties or assets. UAM Funds and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. UAM Funds and the Acquired Fund are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 UAM Funds has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

     4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, UAM Funds shall advise PBHG Funds and PBHG Fund Services in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     4.11 Since April 30, 2001, there has not been any material adverse change in the Acquiring Fund Fund's financial condition, assets, liabilities or business other than changes occurring the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund or UAM Funds of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus") and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement, referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to UAM Funds, the Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by UAM Funds or the Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

     4.16 The Acquired Fund is authorized to issue one class of shares, Institutional Class Shares. All of the issued and outstanding shares of the Acquired Fund are, and at the Closing

Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

     4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

     4.18 UAM Funds and the Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     4.19 The information to be furnished by UAM Funds or the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

5.   REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

     PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to UAM Funds on behalf of the Acquired Fund, as follows:

     5.1 PBHG Funds is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

     5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

     5.5 The Acquiring Fund will elect to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of Subtitle A of the Code.

     5.6 The Prospectus of the Acquiring Fund, and its Statement of Additional Information in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

     5.8 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as a investment company.

     5.9 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Funds' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     5.10 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.11 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of UAM Funds for inclusion or incorporation by reference therein as covered by UAM Funds' warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing
Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.12 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

     5.13 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to UAM Funds and DST Systems.

     5.14 The Acquiring Fund Shares to be issued and delivered to UAM Funds pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

     5.15 PBHG Funds and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     5.16 All information to be furnished by PBHG Funds to UAM Funds for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.17 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired or will be settled at a discount.

     5.18 The Acquiring Fund does not own, directly or indirectly, nor have they owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

6.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Trustees of UAM Funds shall call, and UAM Funds shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and UAM Funds shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

     6.3 UAM Funds and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.3 hereof.

     6.4 UAM Funds shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, PBHG Funds and UAM Funds each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     6.6 UAM Funds shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by UAM Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, UAM Funds shall furnish to PBHG Funds, in such form as is reasonably satisfactory to PBHG Funds, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by UAM Funds' Treasurer or Assistant Treasurer. UAM Funds covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 PBHG Funds, with the cooperation of UAM Funds and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy
Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special

Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. UAM Funds shall provide PBHG Funds with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. PBHG Funds and UAM Funds shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 UAM Funds shall deliver to PBHG Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF UAM FUNDS AND THE ACQUIRED FUND

     The obligations of UAM Funds and the Acquired Fund hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by PBHG Funds' Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Fund's Declaration of Trust and By-Laws and applicable law.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     7.5 PBHG Funds shall have furnished UAM Funds at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.10 hereof have been fulfilled.

     7.6 UAM Funds shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to UAM Funds or its counsel, and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquiring Fund to be delivered to UAM Funds, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed and delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Funds is registered as an investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to UAM Funds; and (d) shall state that such opinion is solely for the benefit of UAM Funds and its Board of Trustees and officers.

     7.7 UAM Funds shall have received an opinion of counsel to PBHG Funds addressed to UAM Funds in form reasonably satisfactory to it and dated as of the Closing Date, with respect to the matters specified in Section 8.9 hereof.

     7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of UAM Funds, contemplated by the SEC.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.12 UAM Funds shall have received from PBHG Funds all such documents which UAM Funds or its counsel may reasonably request.

     7.13 PBHG Funds shall have furnished UAM Funds on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

     7.14 DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to UAM Funds a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to UAM Funds that the Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund.

     7.15 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRING FUND

     The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of UAM Funds and the Acquired Fund Shareholders, and the termination of the Acquired Fund as a series of UAM Funds shall have been approved by the Board of Trustees of UAM Funds, in the manner required by UAM Funds' Declaration of Trust and By-Laws and applicable law.

     8.2 UAM Funds shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in
Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on UAM Funds' behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the net asset value of the Acquired Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of UAM Funds and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 UAM Funds and the Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     8.6 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.13 hereof have been fulfilled.

     8.7 UAM Funds shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 PBHG Funds shall have received an opinion or opinions of counsel to UAM Funds, in form reasonably satisfactory to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) UAM Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by UAM Funds; (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by UAM Funds and represent valid and binding contracts of UAM Funds, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of UAM Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by UAM Funds or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) UAM Funds is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to UAM Funds and the Acquired Fund with certain officers of UAM Funds and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to UAM Funds and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to UAM Funds or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and (d) shall state that such opinion is solely for the benefit of PBHG Funds and its Board of Trustees and officers.

     8.9 PBHG Funds shall have received an opinion of its counsel, in form reasonably satisfactory to it and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing Date: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code; (b) no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization; (c) no gain or loss will be recognized by the Acquiring Fund as a result of the Reorganization; (d) no gain or loss will be recognized by the Acquired Fund Shareholders on the distribution in complete liquidation of the Acquired Fund of the Acquiring Fund Shares in exchange for the Acquired

Fund Shares held by such Acquired Fund Shareholders; (e) the basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (f) the tax basis of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders will be the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor; (g) the holding period of the Acquiring Fund with respect to the assets received from the Acquired Fund in the Reorganization will include the period for which such assets were held by the Acquired Fund; (h) the holding period of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders will include the holding period for which such Acquired Fund Shareholders held the Acquired Fund Shares exchanged therefor provided that such Acquired Fund Shares are capital assets in the hands of such Acquired Fund Shareholders as of the Closing Date; and (i) subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Closing Date. In rendering such opinion, counsel may request and rely upon representations, contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquiring Fund and the Acquired Fund shall use their best efforts to make available such truthful certificates.

     8.10 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PBHG Funds, contemplated by the SEC.

     8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.13 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.15 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date (and upon which counsel to PBHG Funds is expressly authorized to rely in rendering opinions as to the matters described in Section 8.9 hereof) to the effect that: (a) the Acquired Fund will tender for acquisition by the Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of its gross assets immediately prior to the Closing Date. For purposes of this certification, all of the following shall be considered as assets of the Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby; and (ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of its business and regular, normal dividends in the ordinary course of its business and not in excess of the distribution requirements of Section 852 of the Code); and (b) UAM Funds will distribute to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate the Acquired Fund as a series of UAM Funds; and (c) there is no current plan or intention any of its shareholders who own five percent (5%) or more of the Acquired Fund Shares, and to the best of UAM Funds' knowledge, there is no current plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the ownership of the Acquired Fund Shareholders of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date. For purposes of this certification: Acquired Fund Shares and the Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

     8.16 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of each class outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by UAM Funds' President.

     8.17 At the Closing Date, the registration of UAM Funds with the SEC with respect to the Acquired Fund shall be in full force and effect.

9.   FINDER'S FEES AND OTHER EXPENSES

     9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 PBHG Funds and UAM Funds shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Funds agree that none of the Funds has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by UAM Funds or the Acquired Fund of any such representation, warranty or covenant, the Acquired Fund, until the time of its liquidation and termination as a series of UAM Funds, and Dwight Asset Management Company ("Dwight"), jointly and severally, shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either PBHG Funds or UAM Funds may at its option terminate this Agreement at or prior to the Closing Date because of:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

     (b) a condition precedent to the obligations of either has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either, UAM Funds or PBHG Funds, or their respective Boards of Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.

12.  INDEMNIFICATION

     12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, UAM Funds, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 UAM Funds on behalf of the Acquired Fund, until the time of its liquidation, and Dwight, on a joint and several basis, shall indemnify, defend and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of Dwight and UAM Funds (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM Funds and the Acquired Fund and Dwight shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM Funds and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.  LIABILITY OF PBHG FUNDS AND UAM FUNDS

     13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     13.2 Each party acknowledges and agrees that all obligations of UAM Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of UAM Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other series of UAM Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Funds and UAM Funds; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Trustees of UAM Funds pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

UAM Funds Trust
c/o Old Mutual (US) Holdings, Inc.
Attention:  Linda T. Gibson
One International Place
Boston, MA  02110

with copies to:
Audrey C. Talley
Drinker Biddle & Reath, LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103-6996

If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia,  PA  19103-7599

16.  FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     17.5 It is expressly understood and agreed that the obligations of UAM Funds and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees, shareholders, nominees, officers, agents or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.


Attest:                                   UAM FUNDS TRUST, on behalf of IRA
                                          Capital Preservation Portfolio


------------------------------            -----------------------------------
Linda T. Gibson, Secretary                James F. Orr, III, President


Attest:                                   PBHG FUNDS, on behalf of PBHG IRA
                                          Capital Preservation Fund



------------------------------            -----------------------------------
John M. Zerr, Secretary                   Harold J. Baxter
                                          Chief Financial Officer


     Dwight Asset Management Company hereby joins in this Agreement and agrees to be jointly and severally liable with the IRA Portfolio with respect to the matters described in Sections 10.2 and 12.

Attest:                                   DWIGHT ASSET MANAGEMENT COMPANY


By: _________________________             By: _________________________
Name: _______________________             Name: _______________________
Title: ______________________             Title: ______________________

                          NWQ SPECIAL EQUITY PORTFOLIO
                                 a Portfolio of
                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                                                October __, 2001

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of NWQ Special Equity Portfolio ("NWQ Portfolio"), an investment portfolio of UAM Funds, Inc. ("UAM Funds"), a Maryland corporation, with PBHG New Perspective Fund ("New Perspective Fund"), an investment portfolio of PBHG Funds, a Delaware business trust.

     The combination of the funds is being proposed because of the greater market presence of the PBHG Funds. NWQ Portfolio shareholders are expected to benefit from the combination through greater sales of New Perspective Fund shares. The resulting increase in assets could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. NWQ Portfolio shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     NWQ Investment Management Company, Inc. serves as investment adviser to NWQ Portfolio. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to New Perspective Fund, and NWQ Investment Management Company, Inc. will serve as sub-adviser to New Perspective Fund. New Perspective Fund was created to facilitate the proposed transaction and has the same investment objective and investment policies as NWQ Portfolio. After the combination, the assets of NWQ Portfolio will be invested in the same manner by the same portfolio managers.

     The Board of Directors concluded that combining NWQ Portfolio with New Perspective Fund would serve the best interests of NWQ Portfolio and its shareholders. The accompanying document describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation.

     You are being asked to approve an Agreement and Plan of Reorganization between UAM Funds and PBHG Funds, which will govern the reorganization of NWQ Portfolio into New Perspective Fund. After careful consideration, the Board of Directors recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also grant a proxy to vote your shares on the web at HTTP://WWW.PROXYVOTE.COM by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                              Sincerely,


                                              James F. Orr, III
                                              Chairman

                          NWQ SPECIAL EQUITY PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsyvania 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 11, 2001

              TO THE SHAREHOLDERS OF NWQ SPECIAL EQUITY PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Special Meeting") of NWQ Special Equity Portfolio ("NWQ Portfolio"), an investment portfolio of UAM Funds, Inc. ("UAM Funds"), will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time, for the following purposes:

     1. To approve the transfer of a portfolio of UAM Funds, NWQ Portfolio, into PBHG Funds as a new portfolio named PBHG New Perspective Fund ("New Perspective Fund"). This action requires shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of NWQ Portfolio and PBHG Funds acting on behalf of New Perspective.

          Pursuant to the Agreement, all of the assets of NWQ Portfolio (other than those required to discharge NWQ Portfolio's obligations) will be transferred to New Perspective Fund. Upon such transfer, PBHG Funds will issue to PBHG Class shares of New Perspective Fund to NWQ Portfolio for distribution to NWQ Portfolio's Institutional Service Class and Institutional Class shareholders. NWQ Portfolio will then make a liquidating distribution of the New Perspective Fund shares so received to shareholders of NWQ Portfolio. Each NWQ Portfolio shareholder will receive a number of New Perspective shares with an aggregate net asset value equal to that of his or her shares of NWQ Portfolio. As soon as is reasonably practicable after the transfer of its assets, NWQ Portfolio will pay or make provision for payment of all its liabilities. NWQ Portfolio will then terminate its existence as a separate series of UAM Funds and its outstanding shares will be cancelled.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

     Shareholders of record as of the close of business on October 12, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF UAM FUNDS, AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO GRANT A PROXY TO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE INTERNET AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO UAM FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                     LINDA T. GIBSON
                                                     SECRETARY

October  ___, 2001

                          NWQ SPECIAL EQUITY PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            TOLL FREE: (877) 826-5465

                            PBHG NEW PERSPECTIVE FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: October ___, 2001

     This document is being furnished to you in connection with the Special Meeting of Shareholders of NWQ Special Equity Portfolio ("NWQ Portfolio"), an investment portfolio of UAM Funds, Inc. ("UAM Funds"), to be held on December 11, 2001 (the "Special Meeting"). At the Special Meeting you will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of NWQ Portfolio and PBHG Funds acting on behalf of PBHG New Perspective Fund ("New Perspective Fund"). The Agreement provides for the combination of NWQ Portfolio with New Perspective Fund. THE BOARD OF DIRECTORS OF UAM FUNDS HAS UNANIMOUSLY APPROVED THE AGREEMENT AS BEING IN THE BEST INTEREST OF NWQ PORTFOLIO SHAREHOLDERS.

     New Perspective Fund is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of NWQ Portfolio and New Perspective Fund are the same. Each seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that in the adviser's opinion are undervalued at the time of purchase and offer the potential for above-average appreciation. NWQ Investment Management Company, Inc. ("NWQ Investment Management"), serves as investment adviser to NWQ Portfolio. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), will serve as investment adviser and NWQ Investment Management will serve as sub-adviser to New Perspective Fund. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before voting on the Agreement. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

     The current Prospectus of NWQ Portfolio, dated March 1, 2001 (the "NWQ Portfolio Prospectus"), together with the related Statement of Additional Information also dated March 1, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The current prospectus of New Perspective Fund dated October ___, 2001 ("New Perspective Fund Prospectus") and the related Statement of Additional Information also dated October ___, 2001 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available without charge, upon written request to PBHG Funds at the address shown above, or by calling

(800) 433-0051. A copy of the New Perspective Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at HTTP://WWW.SEC.GOV that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about UAM Funds and PBHG Funds. You can obtain additional information about NWQ Portfolio at HTTP://WWW.UAM.COM and New Perspective Fund at HTTP://WWW.PBHGFUNDS.COM.


     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            [END OF FRONT COVER PAGE]

                                [BACK COVER PAGE]

                                 UAM FUNDS, INC.

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY .......................................................................2
         The Reorganization....................................................2
         Reasons for the Reorganization........................................2
         Comparison of New Perspective Fund and NWQ Portfolio..................4

RISK FACTORS...................................................................7

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.................7
         Investment Objectives.................................................7
         Investment Policies...................................................7
         New Perspective Fund Portfolio Management.............................8

ADDITIONAL INFORMATION ABOUT THE AGREEMENT.....................................8
         Terms of the Reorganization...........................................8
         The Reorganization....................................................8
         Board Considerations..................................................9
         Other Terms..........................................................10
         Federal Tax Consequences.............................................11
         Accounting Treatment.................................................13

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................13
         Investment Management................................................13
         Rights of Shareholders...............................................14
         Information Incorporated by Reference................................18

OWNERSHIP OF NWQ PORTFOLIO SHARES.............................................19
         Significant Holders..................................................19
         Ownership of Directors and Officers..................................19

CAPITALIZATION................................................................19

LEGAL MATTERS.................................................................19

FINANCIAL STATEMENTS..........................................................20

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................20

ACTION REQUESTED..............................................................20

APPENDIX I .................................Agreement and Plan of Reorganization
APPENDIX II.............................................Prospectus of PBHG Funds

                               [END OF BACK COVER]

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the UAM Funds Board of Directors for use at the Special Meeting of Shareholders of NWQ Portfolio to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

     We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of ______________________ to assist in the solicitation of proxies. We estimate that the cost of shareholder solicitation will be approximately $___________. Those costs will be paid by Pilgrim Baxter and NWQ Investment Management.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of a majority of the outstanding shares of NWQ Portfolio entitled to vote at the Special Meeting will constitute a quorum. At the Special Meeting, a quorum being present, approval of the combination of NWQ Portfolio with New Perspective (the "Reorganization") requires the affirmative vote of a majority of the shares outstanding and entitled to vote held by NWQ Portfolio shareholders. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will be considered votes against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer that indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of UAM Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may revoke your proxy by requesting a ballot and voting in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 12, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding _______________ shares of NWQ Portfolio. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about October __, 2001.

                                     SUMMARY

THE REORGANIZATION

     The Reorganization will result in the combination of NWQ Portfolio with New Perspective Fund. NWQ Portfolio is a portfolio of UAM Funds, a Maryland corporation. New Perspective Fund is a newly created portfolio of PBHG Funds, a Delaware business trust.

     If the shareholders of NWQ Portfolio approve the Agreement and other closing conditions are satisfied, all of the assets of NWQ Portfolio (other than those required to discharge NWQ Portfolio's obligations) will be transferred to New Perspective Fund. Upon such transfer, PBHG Funds will issue to NWQ Portfolio PBHG Class shares of New Perspective Fund for distribution to NWQ Portfolio's Institutional Service Class and Institutional Class shareholders. Each shareholder of NWQ Portfolio will receive a number of New Perspective shares with an aggregate net asset value equal to that of his or her shares of NWQ Portfolio. As soon as is reasonably practicable after the transfer of its assets, NWQ Portfolio will pay or make provision for payment of all its liabilities. NWQ Portfolio will then terminate its existence as a separate series of UAM Funds and its outstanding shares will be cancelled pursuant to an amendment to UAM Funds' Charter. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Shareholders will not pay any sales charge for shares of New Perspective Fund received in connection with the Reorganization. UAM Funds and PBHG Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement - Federal Tax Consequences" below.

     New Perspective Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

REASONS FOR THE REORGANIZATION

     The Board of Directors of UAM Funds, including each of the independent directors, has determined that the reorganization of NWQ Portfolio into New Perspective Fund is in the best interests of NWQ Portfolio and its shareholders and that the interests of NWQ Portfolio shareholders will not be diluted as a result of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings Inc. ("OMH"). OMH controls the investment adviser of New Perspective Fund, Pilgrim Baxter. A review and evaluation of NWQ Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. Pilgrim Baxter and NWQ Investment Management proposed the combination of NWQ Portfolio and New Perspective Fund because they believe that the greater market presence and analyst coverage of the PBHG Funds could result in increased sales of shares of NWQ Portfolio if it were part of PBHG Funds. Accordingly, New Perspective Fund was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and NWQ Investment Management as its sub-adviser. If the Reorganization is not approved by shareholders, other alternatives for NWQ Portfolio may be proposed to the Board of Directors.

     The PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $_______ billion in assets under management. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from the PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. PBHG Funds intends to make shares of New Perspective Fund available for purchase through each of these channels and believes that the historical performance track record of the NWQ Portfolio combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

     In evaluating the proposed Reorganization, the UAM Funds Board of Directors considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o    The continuity of investment management.

     o The potential for greater operating efficiencies of the combined funds.

     o    The tax-free nature of the Reorganization for income tax purposes.

     o The undertaking by Pilgrim Baxter and NWQ Investment Management to bear the expenses of the Reorganization.

     o    The comparative expenses of the two funds.

     After considering these factors, the UAM Fund Board of Directors concluded that the proposed Reorganization is the best alternative to assure the long-term survival of the investment discipline of NWQ Portfolio for shareholders. Although the total operating expenses of New Perspective Fund will initially be the same as NWQ Portfolio, the investment advisory fee paid by New Perspective Fund may be increased in September, 2002. However, the increased assets associated with sales of additional shares is expected to benefit NWQ Portfolio shareholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management. NWQ Portfolio shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     For additional information concerning the deliberations of the Board of Directors on the Agreement see "Additional Information About the Agreement."

COMPARISON OF NEW PERSPECTIVE FUND AND NWQ PORTFOLIO

     INVESTMENT OBJECTIVE AND POLICIES

     New Perspective Fund was created to facilitate the Reorganization. The investment objective of New Perspective Fund is the same as that of NWQ Portfolio. Each seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies, which in the adviser's opinion are undervalued at the time of purchase and offer the potential for above-average appreciation. New Perspective Fund will follow the same investment strategies used by NWQ Portfolio to achieve its investment objective.

         INVESTMENT ADVISORY SERVICES

     NWQ Investment Management is the investment adviser to NWQ Portfolio. Pilgrim Baxter will serve as investment adviser to New Perspective Fund and NWQ Investment Management will serve as the sub-adviser to New Perspective Fund. Pilgrim Baxter and NWQ Investment Management expect that the same team of investment professionals that manages NWQ Portfolio will continue to manage New Perspective Fund after the Reorganization. For more information concerning the investment advisory services provided to New Perspective Fund by Pilgrim Baxter and NWQ Investment Management, and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

     SALES CHARGES

     No sales charges are applicable to the Reorganization.

     PERFORMANCE

     Average total returns for the periods indicated for shares of NWQ Portfolio are shown below. New Perspective Fund has the same investment objective and policies as NWQ Portfolio, but has not commenced business operations. After the combination, the assets of NWQ Portfolio will be invested in the same manner by the same portfolio managers. It is expected that the performance of New Perspective Fund will be the same as NWQ Portfolio. Past performance cannot guarantee comparable future results.

                                           NWQ PORTFOLIO           NWQ PORTFOLIO
                                        INSTITUTIONAL SERVICE      INSTITUTIONAL
                                           CLASS SHARES             CLASS SHARES
                                           ------------             ------------

    1 Year Ended December 31, 2000                11.22%                 11.61%
    Since Inception(1)                            12.08%                 12.13%

(1) Inception date for NWQ Portfolio Institutional Service Class is November 7, 1997. Inception date for NWQ Portfolio Institutional Class is November 4, 1997.

     OPERATING EXPENSES

     The shares of both funds are a no-load investment, which means there are no fees or charges to buy or sell their shares, to reinvest dividends or to exchange into other funds.

     The funds' annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the funds' annual operating expenses. Information on the annual operating expenses of NWQ Portfolio Institutional Service Class and Institutional Class shares, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of New Perspective Fund PBHG Class shares to be issued to NWQ Portfolio shareholders, giving effect to the Reorganization, are also provided.


                               NWQ PORTFOLIO    NWQ PORTFOLIO
                               INSTITUTIONAL    INSTITUTIONAL    NEW PERSPECTIVE
                               SERVICE CLASS        CLASS        FUND PRO FORMA
                               -------------        -----        --------------
Management fees                     0.85%             0.85%         1.00%(1)
12b-1 fees                          0.40%               --            --
Other expenses                      0.67%             0.84%         0.44%
                                    ----              ----          ----
Total annual fund operating
expenses                            1.92%             1.69%         1.44%
                                    ----              ----          ----
Fee waiver and/or expense
reimbursement                       0.27%(2)          0.44%(2)      0.19%(3)
                                    ----              ----          ----
Net Expenses                        1.65%             1.25%         1.25%
                                    ----              ----          ----

(1) Pilgrim Baxter is entitled to receive a management fee of 1.00% under the investment agreement for New Perspective Fund. Pilgrim Baxter has contractually agreed that until September 26, 2002, it will receive a management fee of 0.85% from New Perspective Fund. For more information on the fees paid to Pilgrim Baxter and NWQ Investment Management, see "Additional Information About the Funds - Investment Management."

(2) NWQ Investment Management has voluntarily agreed to limit the expenses of NWQ Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.65% of average daily net assets for Institutional Service Class shares and 1.25% for the Institutional shares. NWQ Investment Management may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash NWQ Portfolio maintains with its custodian.

(3) Pilgrim Baxter has also contractually agreed to waive its fees and limit the expenses of New Perspective Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25% of its average daily net assets until September 26, 2002.

     HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE            THREE            FIVE             TEN
                                                      YEAR           YEARS           YEARS            YEARS
                                                      ----           -----           -----            -----
         NWQ Portfolio Institutional Service          $195           $603             $1,037          $2,243
         Class
         NWQ Portfolio Institutional Class            $172           $533             $918            $1,998

         New Perspective Fund PBHG Class Pro          $132           $442             $775            $1,722
         Forma

     DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of NWQ Portfolio are distributed by Funds Distributor, Inc. Shares of New Perspective Fund are distributed by PBHG Fund Distributors.

     NWQ Portfolio and New Perspective Fund have substantially similar policies and procedures with respect to the purchase of shares and the pricing of fund shares. NWQ Portfolio has adopted a distribution plan for its Institutional Service Class shares that calls for payment of a fee of 0.40% of average daily net assets for shareholder servicing and distribution services. New Perspective Fund's PBHG Class shares are not subject to payment of a distribution fee. NWQ Portfolio and New Perspective Fund also have substantially similar policies and procedures for share redemptions. UAM Funds and PBHG Funds generally permit exchanges between like classes of shares of all of their funds. For both UAM Funds and PBHG Funds an exchange of fund shares generally is taxable for federal income tax purposes. Both UAM Funds and PBHG Funds permit systematic withdrawals from their funds. If you have a systematic withdrawal plan in effect for NWQ Portfolio, it will automatically be carried over to New Perspective Fund.

     The New Perspective Fund Prospectus attached to this Proxy
Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for New Perspective Fund.

     FURTHER INFORMATION

     Additional information concerning New Perspective Fund is contained in this Proxy Statement/Prospectus and in the New Perspective Fund Prospectus that is attached hereto as Appendix II. Further information concerning NWQ Portfolio can also be found in the NWQ Portfolio Prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS

     Because NWQ Portfolio and New Perspective Fund have the same investment objective and policies, the risks of an investment in the funds are the same. The risks associated with ownership of New Perspective Fund shares are described below.

     The price of the securities in New Perspective Fund will fluctuate. These price movements may occur because of changes in financial markets, a company's individual situation or industry changes. These risks are greater for companies with medium and smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If NWQ Investment Management's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

     Although New Perspective Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

     For a description of the risks associated with specific securities in which New Perspective Fund may invest, see "More About the Funds - Risks and Returns" in the New Perspective Fund Prospectus attached to this Proxy
Statement/Prospectus as Appendix II.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of NWQ Portfolio and New Perspective Fund are the same. Each seeks long-term capital appreciation.

INVESTMENT POLICIES

     New Perspective Fund has adopted the same investment policies as NWQ Portfolio. The investment policies of New Perspective Fund are described below.

     Under normal market conditions, New Perspective Fund invests at least 80% of its total assets in equity securities of companies with large, medium and small capitalizations that it selects on an opportunistic basis.

     NWQ Investment Management, New Perspective Fund's sub-adviser, seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation or company restructuring or a turn in the company's fundamentals.

     Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures, drives the stock selection process. NWQ Investment Management's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, the adviser focuses on management strength, competitive position, industry fundamentals and corporate strategy. As a result of its broader definition of value, NWQ Investment Management's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

NEW PERSPECTIVE FUND PORTFOLIO MANAGEMENT

     Jon D. Bosse, CFA, is the Portfolio Manager of New Perspective Fund. Mr. Bosse is Director of Equity Research and has been Managing Director of NWQ Investment Management since 1996. Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company.


                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the UAM Funds Board of Directors concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Pursuant to the Agreement, all of the assets of NWQ Portfolio (other than those required to discharge NWQ Portfolio's obligations) will be transferred to the New Perspective Fund. Upon such transfer, PBHG Funds will issue PBHG Class shares of New Perspective Fund for distribution to NWQ Portfolio's Institutional Service Class and Institutional Class shareholders. Each shareholder of NWQ Portfolio will receive a number of New Perspective shares with an aggregate net asset value equal to that of his or her shares of NWQ Portfolio. As soon as is reasonably practicable after the transfer of its assets, NWQ Portfolio will pay or make provision for payment of all its liabilities. NWQ Portfolio will then terminate its existence as a separate series of UAM Funds, and its shares will be cancelled pursuant to an amendment to UAM Funds' Charter.

     Consummation of the Reorganization (the "Closing") is expected to occur on December 14, 2001 at 4:30 p.m. Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

BOARD CONSIDERATIONS

     The Board of Directors of UAM Funds has determined that the Reorganization of NWQ Portfolio is in the best interests of NWQ Portfolio and its shareholders and that the interests of NWQ Portfolio shareholders will not be diluted as a result of the Reorganization. The Board of Directors recommends approval of the Agreement by the shareholders of NWQ Portfolio at the Special Meeting. A summary of the information that was presented to, and considered by, the UAM Funds Board of Directors in making its determination is provided below.

     NWQ Investment Management and Pilgrim Baxter proposed the Reorganization at a meeting of the UAM Funds Board of Directors held on September 7, 2001. Pilgrim Baxter provided the Directors written materials that contained information concerning NWQ Portfolio and New Perspective Fund, including comparative fee and expense information, a comparison of the investment objectives and policies and pro forma expense ratios. The Directors also examined information concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of UAM which changed its name to OHM. OHM controls Pilgrim Baxter and NWQ Investment Management. Certain officers of OMH are officers of NWQ Portfolio A review and evaluation of NWQ Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. The Reorganization was proposed because Pilgrim Baxter and NWQ Investment Management believe the Reorganization will provide benefits to the shareholders of NWQ Portfolio. PBHG Funds have a greater market presence and enjoy greater analyst coverage than NWQ Portfolio. As a result, Pilgrim Baxter and NWQ Investment Management believe that New Perspective Fund has a greater potential to attract new assets through sales of additional shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for shareholders. Larger asset size would also provide a more stable base for asset management because redemption requests would have a smaller impact. NWQ Portfolio shareholders may also benefit from the ability to exchange shares of New Perspective Fund for shares of the other investment portfolios of PBHG Funds, which currently number seventeen.

     In considering the Reorganization, the UAM Funds Board noted that New Perspective Fund was created to facilitate the transaction and has the same investment objective and policies as NWQ Portfolio. NWQ Investment Management will serve as sub-adviser to New Perspective Fund, so the assets of NWQ Portfolio will continue to benefit from experience and expertise of the current portfolio managers. The Board concluded that the proposed Reorganization is the best alternative to assure that the investment discipline of NWQ Portfolio will continue to be available to Shareholders.

     The UAM Funds Board also considered that at least until September 26, 2002, shareholders of NWQ Portfolio would be able to continue their investment in New Perspective

Fund without any material increase in fees from those charged by NWQ Portfolio. Thereafter, however, the Board noted that absent a material increase in New Perspective Fund's assets and a continuation of fee waivers by Pilgrim Baxter, that fund's total annual expense ratio could exceed NWQ Portfolio's total annual expense ratio by 0.19%.

     The UAM Funds Board noted that the Reorganization has been structured in a way so that NWQ Portfolio shareholders will not recognize a gain or loss for federal income tax purposes. The Board also considered the fact that Pilgrim Baxter and NWQ Investment Management have agreed to pay the expenses of NWQ Portfolio in connection with the Reorganization.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under Federal and state law, the UAM Funds Board of Directors unanimously determined that the proposed Reorganization was in the best interests of NWQ Portfolio and its shareholders and that the interests of NWQ Portfolio shareholders will not be diluted as a result of the Reorganization. Accordingly, the UAM Funds Board of Directors recommended approval of the Reorganization at the Special Meeting.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of UAM Funds and PBHG Funds. If any amendment is made to the Agreement which would have material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of UAM Funds and PBHG Funds has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of UAM Funds and PBHG Funds pursuant to the Agreement with respect to NWQ Portfolio or New Perspective Fund are subject to various conditions, including the following:

     o PBHG Fund's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purposed shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o    the shareholders of NWQ Portfolio shall have approved the Agreement;
          and

     o UAM Funds and PBHG Funds shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for NWQ Portfolio, New Perspective Fund or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned by either UAM Funds or PBHG Funds at any time by mutual agreement of UAM Funds and PBHG Funds, or by either party in the event that NWQ Portfolio shareholders do not approve the Agreement or if it reasonably appears that any other condition to Closing cannot be met.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o no gain or loss will be recognized by NWQ Portfolio upon the transfer of its assets to New Perspective Fund;

     o no gain or loss will be recognized by any shareholder of NWQ Portfolio upon the exchange of shares of NWQ Portfolio solely for shares of New Perspective Fund;

     o the tax basis of the shares of New Perspective Fund to be received by a shareholder of NWQ Portfolio will be the same as the tax basis of the shares of NWQ Portfolio surrendered in exchange therefor;

     o the holding period of the shares of New Perspective Fund to be received by a shareholder of NWQ Portfolio will include the holding period for which such shareholder held the shares of NWQ Portfolio exchanged therefor, provided that such shares of NWQ Portfolio are capital assets in the hands of such shareholder as of the Closing;

     o no gain or loss will be recognized by New Perspective Fund on the receipt of assets of NWQ Portfolio in exchange for shares of New Perspective Fund and New Perspective Fund's assumption of NWQ Portfolio's liabilities;

     o the tax basis of the assets of NWQ Portfolio in the hands of New Perspective Fund will be the same as the tax basis of such assets in the hands of NWQ Portfolio immediately prior to the Reorganization;

     o New Perspective Fund will succeed to and take into account the capital loss carryover and certain other tax attributes of NWQ Portfolio, subject to all relevant conditions and limitations on the use of such tax benefits; and

     o the holding period of the assets of NWQ Portfolio to be received by New Perspective Fund will include the holding period of such assets in the hands of NWQ Portfolio immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to UAM Funds and PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of UAM Funds and PBHG Funds upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

      o there is no plan or intention of the shareholders of NWQ Portfolio who individually own 5% or more of shares of NWQ Portfolio and, to the best of UAM Funds' knowledge, there is no plan or intention of the remaining shareholders of NWQ Portfolio to redeem or otherwise dispose of any shares of New Perspective Fund to be received by them in the Reorganization (but redemptions and dispositions of shares of New
          Perspective Fund may occur in the future as a consequence of investment decisions unrelated to the Reorganization). UAM Funds does not anticipate dispositions of shares of NWQ Portfolio at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of NWQ Portfolio as a series of an open-end investment company. Consequently, UAM Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of NWQ Portfolio outstanding as of the Closing;

      o throughout the five-year period ending on the date of the Closing, NWQ Portfolio will have conducted its "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the
          Code) in a substantially unchanged manner;

      o following the Reorganization, New Perspective Fund will conduct NWQ Portfolio's historic business in substantially the same manner that NWQ Portfolio conducted that business immediately before the Reorganization;

      o immediately following consummation of the Reorganization, New Perspective Fund will hold the same assets, except for assets distributed to shareholders of NWQ Portfolio in the course of its business as a "regulated investment company" ("RIC") under the Code and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that NWQ
          Portfolio held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of NWQ Portfolio as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by NWQ Portfolio after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets;


     o following the Reorganization, New Perspective Fund has no plan or intention to issue additional shares except for shares issued in the ordinary course of its business as a series of an open-end investment company; or to redeem or otherwise reacquire any shares of New Perspective Fund issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under the 1940 Act;

     o New Perspective Fund does not plan or intend to sell or otherwise dispose of any of the assets of NWQ Portfolio acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a RIC under the Code;

     o New Perspective Fund, NWQ Portfolio and the shareholders of NWQ Portfolio will pay their respective expenses, if any, incurred in connection with the Reorganization;

     o NWQ Portfolio is a "fund" as defined in Section 851(g)(2) of the Code; NWQ Portfolio qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the assets of NWQ Portfolio will be invested at all times through the Closing in a manner that ensures compliance with such requirements); and NWQ Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

     o immediately prior to the Closing, there will be no issued and outstanding shares in New Perspective Fund or any other securities issued by PBHG Funds on behalf of New Perspective Fund. New Perspective Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF NWQ PORTFOLIO. NWQ PORTFOLIO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to New Perspective Fund of the assets of NWQ Portfolio will be the same as the book cost basis of such assets to NWQ Portfolio.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

     THE INVESTMENT ADVISER

     PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for New Perspective Fund. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for New Perspective Fund, make investment decisions and place orders to purchase and sell securities for New Perspective Fund, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of New Perspective Fund.

     In connection with the combination of New Perspective Fund and NWQ Portfolio, Pilgrim Baxter has contractually agreed to waive a portion of its fee under the investment advisory agreement. As a result of this contractual waiver, Pilgrim Baxter will collect a fee equal to 0.85% of the daily average net assets of New Perspective Fund until September 26, 2002. After that date, Pilgrim Baxter may receive the full fee due under the investment advisory agreement.

     In the interest of limiting the expenses of New Perspective Fund, Pilgrim Baxter has also signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under PBHG Fund's Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.25% of the average daily net assets of New Perspective Fund until September 26, 2002, and not more than 1.50% of the average daily net assets of New Perspective Fund thereafter. Reimbursement by New Perspective Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after September 26, 2002, pursuant to this expense limitation agreement, may be made at a later time when New Perspective Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of New Perspective Fund to exceed 1.50%.

     THE INVESTMENT SUB-ADVISER

     PBHG Funds, on behalf of New Perspective Fund, and Pilgrim Baxter have entered into a sub-advisory agreement with NWQ Investment Management. Pursuant to the sub-advisory agreement, NWQ Investment Management has agreed to manage the investment operations of New Perspective Fund and the composition of its investment portfolio, to provide supervision of New Perspective Fund's investments, to determine the securities to be purchased or sold by New Perspective Fund and to place orders for the purchase and sale of such securities. For the services it provides, NWQ Investment Management is entitled to receive from Pilgrim Baxter a sub-advisory fee that will be equal to one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) after September 26, 2002. Prior to that date, NWQ Investment Management will receive a sub-advisory fee equal to 0.85% of the assets transferred to New Perspective Fund in connection with the reorganization and one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) on other assets of the fund.

RIGHTS OF SHAREHOLDERS

     The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law.

     GENERAL

     UAM Funds is a Maryland corporation and PBHG Funds is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees for PBHG Funds are substantially the same as those of the directors of UAM Funds.

     There are, however, certain differences between the two forms of organization. The operations of UAM Funds, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of PBHG Funds, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended, and Delaware law.

     LIABILITY OF SHAREHOLDERS

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The PBHG Funds Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he knowingly receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of PBHG Funds have elected the trustees of PBHG Funds. Such trustees serve for the life of PBHG Funds, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

     The shareholders of UAM Funds have elected the directors of UAM Funds. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

     REMOVAL OF TRUSTEES/DIRECTORS

     A trustee of PBHG Funds may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of PBHG Funds. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

     A director of UAM Funds may be removed by the affirmative vote of the holders of a majority of the outstanding shares of UAM Funds.

     MEETINGS OF SHAREHOLDERS

     PBHG Funds is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of PBHG Funds provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Trust's shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     UAM Funds is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. UAM Funds bylaws provide that a special meeting of shareholders may be called by the Chairman of the Board, or the President, or a majority of the Board of Directors or holders of shares entitled to cast at least 25% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the PBHG Funds Declaration of Trust, the trustees and officers of PBHG Funds are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The PBHG Funds Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders for monetary damages, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. UAM Funds Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     TERMINATION

     PBHG Funds or any series or class of shares of beneficial interest in PBHG Funds may be terminated by (1) a majority shareholder vote of PBHG Funds or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of PBHG Funds or of such terminating series or class, the trustees pursuant to written notice to the shares of PBHG Funds or the affected series or class.

     Maryland law and the Charter of UAM Funds provide that UAM Funds may be dissolved by the vote of a majority of the Board of Directors and a majority of the outstanding shares entitled to vote on the dissolution.

     VOTING RIGHTS OF SHAREHOLDERS

     The PBHG Funds Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees, (iii) approval of investment advisory contracts, as required by the 1940 Act; (iv) termination of PBHG Funds or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of PBHG Funds or one of its investment portfolios, (vii) merger or consolidation of PBHG Funds or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as UAM Funds are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

     DISSENTERS' RIGHTS

     Neither Delaware law nor the Declaration of Trust confers upon PBHG Funds shareholders appraisal or dissenters' rights.

     Under Maryland law, UAM Funds shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are bound by the terms of the transaction.

     AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Board of Trustees of PBHG Funds may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of PBHG Funds upon liquidation of PBHG Funds or which diminishes or eliminates any voting rights pertaining to the shares of PBHG Funds, without approval of the majority of the shares of PBHG Funds. The trustees shall have the power to alter, amend or repeal the bylaws of PBHG Funds or adopt new bylaws at any time.

     Consistent with Maryland law, UAM Funds reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of UAM Funds may classify or reclassify unissued shares without shareholder approval. Other amendments to the UAM Funds Articles of Incorporation may be adopted if approved by a vote of a majority of the shares outstanding and entitled to vote at any meeting at which a quorum is present. The UAM Funds bylaws provide that the bylaws may be amended at any regular meeting or special meeting of the stockholders. Except as to any particular bylaw which is specified as not subject to amendment by the Board of Directors, the bylaws may be also amended by the Board of Directors at any regular or special meetings of the Board.

INFORMATION INCORPORATED BY REFERENCE

     For more information with respect to PBHG Funds and New Perspective Fund concerning the following topics, please refer to the current prospectus of New Perspective Fund attached as Appendix II as indicated: (i) see the discussion "Fund Summaries - PBHG New Perspective Fund" for further information regarding New Perspective Fund performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Adviser" for further information regarding management of New Perspective Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

     For more information with respect to UAM Funds and NWQ Portfolio concerning the following topics, please refer to NWQ Portfolio's Prospectus as indicated:
(i) see the discussion "How Has the Fund Performed?" and "What are the Fund's Fees and Expenses?" for further information regarding NWQ Portfolio performance and expenses; (ii) see the discussion "What are the Fund's Principal Investment Strategies" and "Additional Information About the Fund - Investment Management" for further information regarding management of NWQ Portfolio; and (iii) see the discussion "Investing with the UAM Funds" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                        OWNERSHIP OF NWQ PORTFOLIO SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of October 12, 2001, to the knowledge of UAM Funds, owned of record 5% or more of the outstanding shares of NWQ Portfolio. UAM Funds has no knowledge of shares held beneficially.

                                  NWQ PORTFOLIO

                                                                                                             PERCENT
                                                                                                            OWNERSHIP
                                                           NUMBER OF SHARES             PERCENT               AFTER
                 NAME AND ADDRESS                               OWNED                  OWNERSHIP         REORGANIZATION
                 ----------------                               -----                  ---------         --------------





OWNERSHIP OF DIRECTORS AND OFFICERS

     To the best of the knowledge of UAM Funds, the record and beneficial ownership of shares of NWQ Portfolio by Directors and Officers of UAM Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.

                                 CAPITALIZATION

     The following tables set forth as of June 30 2001, (i) the capitalization of New Perspective Fund shares, (ii) the capitalization of NWQ Portfolio shares, and (iii) the pro forma capitalization of New Perspective Fund shares as adjusted to give effect to the transactions contemplated by the Agreement.


                            NEW PERSPECTIVE    NWQ PORTFOLIO        COMBINED
                                SHARES              SHARES         PRO FORMA
                                 ------              ------         ---------
Net Assets                   $   100            $41,441,440      $41,441,540
Shares Outstanding                10              2,995,524        2,995,534
Net Asset Value Per Share    $ 10.10            $     13.83      $     13.83


                                  LEGAL MATTERS

     Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of New Perspective Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning UAM Funds and its participation in the Reorganization will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103.

                              FINANCIAL STATEMENTS

     The annual financial statements and financial highlights of NWQ Portfolio for the period ended October 31, 2000 have been audited by PriceWaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm an an expert in accounting and auditing.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds and UAM Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds registration statement containing the current Prospectus and Statement of Additional Information for New Perspective Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the UAM Funds registration statement containing the current Prospectus and Statement of Additional Information for NWQ Portfolio is Registration No. 811-5683. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     PBHG Funds and UAM Funds are subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds and UAM Funds (including the Registration Statement of PBHG Funds relating to New Perspective Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds, UAM Funds and other registrants that file electronically with the SEC.

                                ACTION REQUESTED

     You are being asked to approve the proposed combination of NWQ Portfolio with New Perspective Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus. The Board of Directors of PBHG Funds recommends that you vote FOR the proposal.

                                                                       EXHIBIT A

                          NWQ SPECIAL EQUITY PORTFOLIO

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 22nd day of October, 2001, by and between UAM Funds, Inc., a Maryland corporation ("UAM Funds"), on behalf of NWQ Special Equity Portfolio, a separate series of UAM Funds (the "Acquired Fund"), and PBHG Funds, a Delaware business trust ("PBHG Funds"), on behalf of PBHG New Perspective Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the voting common stock of the Acquiring Fund ("Acquiring Fund Shares") to be issued in the manner described in Section 1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in the manner described in
Section 1.3 below, (ii) the cancellation of all of the outstanding shares of the Acquired Fund ("Acquired Fund Shares"), (iii) the liquidation of the Acquired Fund, and (iv) the termination of the Acquired Fund as a series of UAM Funds, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the closing date for the Reorganization (the "Closing Date"), UAM Funds on behalf of the Acquired Fund shall transfer all of the Acquired Fund's property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary: (i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as the Board of Directors of UAM Funds shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's

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books. Any unspent portion of such cash or bank deposits retained shall be delivered by UAM Funds to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets".) In exchange for the transfer of the Acquired Fund Net Assets, PBHG Funds shall deliver to UAM Funds on behalf of the Acquired Fund, for distribution PRO RATA by UAM Funds to the Acquired Fund's shareholders as of the close of business on the Closing Date, a number of the PBHG Class Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the time of the closing provided for in Section 3.1 of this Agreement (the "Closing Time"). The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, UAM Funds shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

     1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

     1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute PRO RATA to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the PBHG Class Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof to the Institutional Class Acquired Fund Shareholders and the Institutional Service Class Acquired Fund Shareholders. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the PRO RATA number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.4 The Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund on or before the Closing Date. On the Closing Date, any Acquired Fund Share certificates that remain outstanding shall be deemed to be canceled. UAM Funds' transfer books with respect to the Acquired Fund's shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Share certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all corporate purposes to evidence ownership of the number of Acquiring Fund Shares into

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which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or a Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund Share certificates.

     1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.6 As soon as practicable following the Liquidation Date, UAM Funds shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund's remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund as a series of UAM Funds in accordance with UAM Funds' Articles of Incorporation, as heretofore amended (the "Articles of Incorporation") and the cancellation of the Acquired Fund's outstanding shares.

2.   VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places.

     2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets attributable to each class of Acquired Fund Shares by the net asset value per share of the class of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by Pilgrim Baxter &


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Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim
Baxter"), in cooperation with SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"); provided, however, that all computations of value shall be subject to review by the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 14, 2001 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

     3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets, including all of its portfolio securities, and a list of its outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or its custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of DST Systems, as the case may be (the "Shareholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholder's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other Fund such bills of sale,


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checks, assignments, certificates, receipts, or other documents as the other
Fund or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES OF UAM FUNDS AND THE ACQUIRED FUND

     UAM Funds, on behalf of the Acquired Fund, represents and warrants to PBHG Funds on behalf of the Acquiring Fund, as follows:

     4.1 UAM Funds is a corporation duly organized, validly existing and in "good standing" under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. UAM Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. UAM Funds has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     4.2 UAM Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund is a separate series of UAM Funds for purposes of the 1940 Act.

     4.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of UAM Funds' Board of Directors on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of UAM Funds, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 UAM Funds is not, and the execution, delivery, and performance of this Agreement by UAM Funds will not result, in violation of any provision of the Articles of Incorporation or By-Laws of UAM Funds or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which UAM Funds or the Acquired Fund is a party or by which it is bound.

     4.5 The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Acquired Fund qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Subtitle A of the Code ("Subchapter M") for each taxable year since it commenced operations that has ended prior to the date hereof and will meet all the requirements for qualification as a RIC for its current taxable year as of the Closing Time (and the assets of the Acquired Fund will be invested at all times through the Closing Time in a manner that ensures compliance with the foregoing representation); the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and


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the Acquired Fund has made all distributions for each calendar year that has ended prior to the date hereof that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of each excise tax imposed for any such calendar year;

     4.6 The financial statements of the Acquired Fund for the period ended October 31, 2000, which were audited by its independent accountants (copies of which have been furnished to the Acquiring Fund), the financial statements of the Acquired Fund for the six-months ended April 30, 2001, and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

     4.7 The Prospectus of the Acquired Fund, dated March 1, 2001 and the corresponding Statement of Additional Information, dated March 1, 2001 do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to PBHG Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to UAM Funds or the Acquired Fund or any of their properties or assets. UAM Funds and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. UAM Funds and the Acquired Fund are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 UAM Funds has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

     4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, UAM Funds shall advise PBHG Funds and PBHG Fund Services in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.



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     4.11 Since April 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund or UAM Funds of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus") and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement, referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to UAM Funds, the Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by UAM Funds or the Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

     4.16 The Acquired Fund is authorized to issue two classes of shares, Institutional Class Shares and Institutional Service Class Shares. All of the issued and outstanding shares of the


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Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

     4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

     4.18 UAM Funds and the Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     4.19 The information to be furnished by UAM Funds or the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

5.   REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

     PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to UAM Funds on behalf of the Acquired Fund, as follows:

     5.1 PBHG Funds is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.



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

     5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

     5.5 The Acquiring Fund will elect to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of Subtitle A of the Code.

     5.6 The Prospectus of the Acquiring Fund and its Statement of Additional Information in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

     5.8 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as a investment company.

     5.9 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Funds' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     5.10 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.11 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of UAM Funds for inclusion or incorporation by reference therein as covered by UAM Funds' warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing
Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.12 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

     5.13 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to UAM Funds and DST Systems.

     5.14 The Acquiring Fund Shares to be issued and delivered to UAM Funds pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

     5.15 PBHG Funds and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     5.16 All information to be furnished by PBHG Funds to UAM Funds for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.17 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired or will be settled at a discount.

     5.18 The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

6.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Directors of UAM Funds shall call, and UAM Funds shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and UAM Funds shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

     6.3 UAM Funds and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.3 hereof.

     6.4 UAM Funds shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, PBHG Funds and UAM Funds each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     6.6 UAM Funds shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by UAM Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, UAM Funds shall furnish to PBHG Funds, in such form as is reasonably satisfactory to PBHG Funds, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by UAM Funds' Treasurer or Assistant Treasurer. UAM Funds covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 PBHG Funds, with the cooperation of UAM Funds and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy
Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special

Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. UAM Funds shall provide PBHG Funds with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. PBHG Funds and UAM Funds shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 UAM Funds shall deliver to PBHG Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF UAM FUNDS AND THE ACQUIRED FUND

     The obligations of UAM Funds and the Acquired Fund hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by the Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Fund's Articles of Incorporation and By-Laws and applicable law.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     7.5 PBHG Funds shall have furnished UAM Funds at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.10 hereof have been fulfilled.

     7.6 UAM Funds shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to UAM Funds or its counsel, and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquiring Fund to be delivered to UAM Funds, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed and delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Funds is registered as a investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to UAM Funds; and (d) shall state that such opinion is solely for the benefit of UAM Funds and its Board of Directors and officers.

     7.7 UAM Funds shall have received a opinion of counsel to PBHG Funds addressed to the Funds in form reasonably satisfactory to them and dated as of the Closing Date, with respect to the matters specified in Section 8.9 hereof.

  7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.12 UAM Funds shall have received from PBHG Funds all such documents which UAM Funds or its counsel may reasonably request.

     7.13 PBHG Funds shall have furnished UAM Funds on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

     7.14 DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to UAM Funds a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to UAM Funds that the Acquiring Fund Shares have been credited to the accounts of each of the Acquired Fund Shareholders on the books of the Acquiring Fund.

     7.15 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRING FUND

     The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of UAM Funds and the Acquired Fund Shareholders, and the termination of the Acquired Fund as a series of UAM Funds shall have been approved by the Board of Directors of UAM Funds, in the manner required by the Articles of Incorporation.

     8.2 UAM Funds shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in
Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on UAM Funds' behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the value of the Acquired Fund Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of UAM Funds and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 UAM Funds and the Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     8.6 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.13 hereof have been fulfilled.

     8.7 UAM Funds shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 PBHG Funds shall have received an opinion or opinions of counsel to UAM Funds, in form reasonably satisfactory to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) UAM Funds is a corporation duly organized and validly existing under the laws of the State of Maryland; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by UAM Funds; (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by UAM Funds and represent valid and binding contracts of UAM Funds, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of UAM Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by UAM Funds or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) UAM Funds is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to UAM Funds and the Acquired Fund with certain officers of UAM Funds and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to UAM Funds and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to UAM Funds or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and (d) shall state that such opinion is solely for the benefit of PBHG Funds and its Board of Trustees and officers.

     8.9 PBHG Funds shall have received a opinion of counsel to PBHG Funds, addressed to the Funds in form reasonably satisfactory to them and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing Date: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code; (b) no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization; (c) no gain or loss will be recognized by the Acquiring Fund as a result of the Reorganization; (d) no gain or loss will be recognized by any Acquired Fund Shareholder on the distribution in complete liquidation of the acquired Fund of the Acquiring Fund Shares in exchange for the Acquired Fund Shares held by such Acquired Fund Shareholder; (e) the basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (f) the tax basis of the Acquiring Fund Shares to be received by an Acquired Fund Shareholder will be the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor; (g) the holding period of the Acquiring Fund with respect to the assets received from the Acquired Fund in the Reorganization will include the period for which such assets were held by the Acquired Fund; (h) the holding period of the Acquiring Fund Shares to be received by an Acquired Fund Shareholder will include the holding period for which such Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor provided that such Acquired Fund Shares are capital assets in the hands of such Acquired Fund Shareholders as of the Closing Date; and (i) subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Closing Date. In rendering such opinion, counsel may request and rely upon representations, contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquiring Fund and the Acquired Fund shall use their best efforts to make available such truthful certificates.

     8.10 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Funds, contemplated by the SEC.

     8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.13 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.15 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date (and upon which counsel to PBHG Funds is expressly authorized to rely in rendering opinions as to the matters described in Section 8.9 hereof) to the effect that: (a) the Acquired Fund will tender for acquisition by the Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of its gross assets immediately prior to the Closing Date. For purposes of this certification, all of the following shall be considered as assets of the Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby; and
(ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of its business and regular, normal dividends in the ordinary course of its business and not in excess of the distribution requirements of Section 852 of the Code; and (b) UAM Funds will distribute to Acquired Fund Shareholders in complete liquidation of the Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate the Acquired Fund as a series of UAM Funds; and (c) there is no current plan or intention any of its shareholders who own five percent (5%) or more of the Acquired Fund Shares, and to the best of UAM Funds' knowledge, there is no current plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the ownership of the Acquired Fund Shareholders of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date. For purposes of this certification: Acquired Fund Shares and the Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

     8.16 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of each class of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by UAM Funds' President.

     8.17 At the Closing Date, the registration of UAM Funds with the SEC with respect to the Acquired Fund shall be in full force and effect.

9.   FINDER'S FEES AND OTHER EXPENSES

     9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 PBHG Funds and UAM Funds shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Funds agree that neither Fund has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by UAM Funds or the Acquired Fund of any such representation, warranty or covenant, the Acquired Fund, until the time of its liquidation and termination as a series of UAM Funds, and NWQ Investment Management Company, Inc. ("NWQ Investment Management"), jointly and severally shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

     (a) a material breach by the other Fund of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

     (b) a condition precedent to the obligations of either Fund has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, UAM Funds or PBHG Funds, or their respective Boards of Directors/Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in
Section 9.2 hereof.

12.  INDEMNIFICATION

     12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, UAM Funds, its Board of Directors, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 UAM Funds on behalf of the Acquired Fund, until the time of its liquidation, and NWQ Investment Management, on a joint and several basis shall indemnify, defend, and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of NWQ Investment Management and UAM Funds (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM Funds and the Acquired Fund and NWQ Investment Management shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM Funds and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.  LIABILITY OF PBHG FUNDS AND UAM FUNDS

     13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     13.2 Each party acknowledges and agrees that all obligations of UAM Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of UAM Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other series of UAM Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Funds and UAM Funds; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Directors of UAM Funds pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

UAM Funds, Inc.
c/o Old Mutual (US) Holdings, Inc.
Attention:  Linda T. Gibson
One International Place
Boston, MA  02110

with copies to:
Audrey C. Talley
Drinker Biddle & Reath, LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103-6996

If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll
1735 Market Street, 51st Floor
Philadelphia,  PA  19103-7599

16.  FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     17.5 It is expressly understood and agreed that the obligations of UAM Funds and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Directors/Trustees, shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.


Attest:                                  UAM FUNDS, INC., on behalf of NWQ
                                         Special Equity Portfolio



---------------------------------        --------------------------------------
Linda T. Gibson, Secretary               James F. Orr, III, President, Chief
                                         Executive Officer

Attest:                                  PBHG FUNDS, on behalf of PBHG
                                         New Perspective Fund



---------------------------------        --------------------------------------
John M. Zerr, Secretary                  Harold J. Baxter
                                         Chief Financial Officer


     NWQ Investment Management Company, Inc. hereby joins in this Agreement with respect to and agrees to the matters described in Sections 10.2 and 12.

Attest:                                  NWQ INVESTMENT MANAGEMENT
                                         COMPANY, INC.


By: ___________________________          By: ___________________________
Name: _________________________          Name: _________________________
Title: ________________________          Title: ________________________

                          HEITMAN REAL ESTATE PORTFOLIO
                                 a Portfolio of
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                                                October __, 2001

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of Heitman Real Estate Portfolio ("Heitman Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), a Delaware business trust, with PBHG REIT Fund ("REIT Fund"), an investment portfolio of PBHG Funds, a Delaware business trust.

     The combination of the funds is being proposed because of the greater market presence of the PBHG Funds. Heitman Portfolio shareholders are expected to benefit from the combination through greater sales of REIT Fund shares. The resulting increase in assets could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. Heitman Portfolio shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     Heitman/PRA Securities Advisors LLC ("Heitman/PRA") serves as investment adviser to Heitman Portfolio. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to REIT Fund, and Heitman/PRA will serve as sub-adviser to REIT Fund. REIT Fund was created to facilitate the proposed transaction and has the same investment objective and investment policies as Heitman Portfolio. After the combination, the assets of Heitman Portfolio will be invested in the same manner by the same portfolio managers.

     The Board of Trustees concluded that combining Heitman Portfolio with REIT Fund would serve the best interests of Heitman Portfolio and its shareholders. The accompanying document describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation.

     You are being asked to approve an Agreement and Plan of Reorganization between UAM Funds and PBHG Funds, which will govern the reorganization of Heitman Portfolio into REIT Fund. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also grant a proxy to vote your shares on the web at HTTP://WWW.PROXYVOTE.COM by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                              Sincerely,


                                              James F. Orr, III
                                              Chairman

                          HEITMAN REAL ESTATE PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 11, 2001

     TO THE SHAREHOLDERS OF HEITMAN REAL ESTATE PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Special Meeting") of Heitman Real Estate Portfolio ("Heitman Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time, for the following purposes:
     1. To approve the transfer of a portfolio of UAM Funds, Heitman Portfolio, into PBHG Funds as a new portfolio named PBHG REIT Fund ("REIT Fund"). This action requires shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Heitman Portfolio and PBHG Funds acting on behalf of REIT Fund.

          Pursuant to the Agreement, all of the assets of Heitman Portfolio (other than those required to discharge Heitman Portfolio's obligations) will be transferred to REIT Fund. Upon such transfer, PBHG Funds will issue Advisor Class and PBHG Class shares of REIT Fund to Heitman Portfolio having a net asset value equal to the value of the net assets of Heitman Portfolio. Heitman Portfolio will then make a liquidating distribution of the REIT Fund Advisor Class and PBHG Class shares to its Advisor Class and Institutional Class shareholders, respectively. Each shareholder of Heitman Portfolio will receive a number of REIT Fund shares with an aggregate net asset value equal to that of his or her shares of Heitman Portfolio. As soon as is reasonably practicable after the transfer of its assets, Heitman Portfolio will pay or make provision for payment of all its liabilities. Heitman Portfolio will then terminate its existence as a separate series of UAM Funds.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

     Shareholders of record as of the close of business on October 12, 2001, are entitled to notice of, and to vote at, the Special Meeting.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF UAM FUNDS, AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO GRANT A PROXY TO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE INTERNET AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO UAM FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                     LINDA T. GIBSON
                                                     SECRETARY

October  ___, 2001

                          HEITMAN REAL ESTATE PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            TOLL FREE: (877) 826-5465

                                 PBHG REIT FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: October ___, 2001

     This document is being furnished to you in connection with the Special Meeting of Shareholders of Heitman Real Estate Portfolio ("Heitman Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), to be held on December 11, 2001 (the "Special Meeting"). At the Special Meeting you will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Heitman Portfolio and PBHG Funds acting on behalf of PBHG REIT Fund ("REIT Fund"). The Agreement provides for the combination of Heitman Portfolio with REIT Fund. THE BOARD OF TRUSTEES OF UAM FUNDS HAS UNANIMOUSLY APPROVED THE AGREEMENT AS BEING IN THE BEST INTEREST OF HEITMAN PORTFOLIO SHAREHOLDERS.

     REIT Fund is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of Heitman Portfolio and REIT Fund are the same. Each seeks high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Heitman/PRA Securities Advisors LLC ("Heitman/PRA") serves as investment adviser to Heitman Portfolio. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), serves as investment adviser and Heitman/PRA serves as sub-adviser to REIT Fund. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before voting on the Agreement. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

     The current Prospectus of Heitman Portfolio, dated April 30, 2001 (the "Heitman Portfolio Prospectus"), together with the related Statement of Additional Information also dated April 30, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The current prospectus of REIT Fund dated October ___, 2001 ("REIT Fund Prospectus") and the related Statement of Additional Information also dated October ___, 2001 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available without charge by written request to PBHG Funds at the address shown above, or by calling (800) 433-0051. A copy of the REIT Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at HTTP://WWW.SEC.GOV that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about UAM Funds and PBHG Funds. You can obtain additional information about Heitman Portfolio at HTTP://WWW.UAM.COM and REIT Fund at HTTP://WWW.PBHGFUNDS.COM.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            [END OF FRONT COVER PAGE]

                                [BACK COVER PAGE]

                                 UAM FUNDS TRUST

                                TABLE OF CONTENTS


INTRODUCTION...................................................................1

SUMMARY .......................................................................2
         The Reorganization....................................................2
         Reasons for the Reorganization........................................2
         Comparison of REIT Fund and Heitman Portfolio.........................4

RISK FACTORS...................................................................8

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.................9
         Investment Objectives.................................................9
         Investment Policies...................................................9
         REIT Fund Portfolio Management.......................................10

ADDITIONAL INFORMATION ABOUT THE AGREEMENT....................................10
         Terms of the Reorganization..........................................10
         The Reorganization...................................................11
         Board Considerations.................................................11
         Other Terms..........................................................12
         Federal Tax Consequences.............................................13
         Accounting Treatment.................................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................16
         Investment Management................................................16
         Rights of Shareholders...............................................17
         Information Incorporated by Reference................................17

OWNERSHIP OF HEITMAN PORTFOLIO SHARES.........................................17
         Significant Holders..................................................17
         Ownership of Trustees and Officers...................................18

CAPITALIZATION................................................................18

LEGAL MATTERS.................................................................18

FINANCIAL STATEMENTS..........................................................18

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................19

ACTION REQUESTED..............................................................19

APPENDIX I .................................Agreement and Plan of Reorganization
APPENDIX II.............................................Prospectus of PBHG Funds

                               [END OF BACK COVER]

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the UAM Funds Board of Trustees for use at the Special Meeting of Shareholders of Heitman Portfolio to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

     We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of ______________________ to assist in the solicitation of proxies. We estimate that the cost of Shareholder solicitation will be approximately $___________. Those costs will be paid by Pilgrim Baxter and Heitman/PRA.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of thirty percent of the outstanding shares of Heitman Portfolio entitled to vote at the Special Meeting will constitute a quorum. At the Special Meeting, a quorum being present, approval of the combination of Heitman Portfolio and REIT Fund (the "Reorganization") requires the affirmative vote of a majority of the shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will be considered votes against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer that indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of UAM Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may revoke your proxy by requesting a ballot and voting in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 12, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding _______________ shares of Heitman Portfolio. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about October __, 2001.

                                     SUMMARY

THE REORGANIZATION

     The Reorganization will result in the combination of Heitman Portfolio with REIT Fund. Heitman Portfolio is a portfolio of UAM Funds, a Delaware business trust. REIT Fund is a newly created portfolio of PBHG Funds, a Delaware business trust.

     If the shareholders of Heitman Portfolio approve the Agreement and other closing conditions are satisfied, all of the assets of Heitman Portfolio (other than those required to discharge Heitman Portfolio's obligations) will be transferred to REIT Fund. Upon such transfer, PBHG Funds will issue to Heitman Portfolio Advisor Class and PBHG Class shares of REIT Fund having a net asset value equal to the value of the net assets of Heitman Portfolio. Heitman Portfolio will then make a liquidating distribution of the REIT Fund Advisor Class shares and PBHG Class shares so received to its Advisor Class and Institutional Class shareholders, respectively. Each shareholder of Heitman Portfolio will receive a number of REIT Fund shares with an aggregate net asset value equal to that of his or her shares of Heitman Portfolio. As soon as is reasonably practicable after the transfer of its assets, Heitman Portfolio will pay or make provision for payment of all its liabilities. Heitman Portfolio will then terminate its existence as a separate series of UAM Funds. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Shareholders will not pay any sales charge for shares of REIT Fund received in connection with the Reorganization. UAM Funds and PBHG Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement - Federal Tax Consequences" below.

     REIT Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

REASONS FOR THE REORGANIZATION

     The Board of Trustees of UAM Funds, including each of the independent trustees, has determined that the reorganization of Heitman Portfolio into REIT Fund is in the best interests of Heitman Portfolio and its shareholders and that the interests of Heitman Portfolio shareholders will not be diluted as a result of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings, Inc. ("OMH"). OMH controls the investment adviser of Heitman Portfolio, Heitman/PRA, and the investment adviser of REIT Fund, Pilgrim Baxter. A review and evaluation of Heitman Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. Pilgrim Baxter and

Heitman/PRA proposed the combination Heitman Portfolio and REIT Fund because they believe that the greater market presence and analyst coverage of the PBHG Funds could result in increased sales of shares of Heitman Portfolio if it were part of PBHG Funds. Accordingly, REIT Fund was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and Heitman/PRA as its sub-adviser. If the Reorganization is not approved by shareholders, other alternatives for Heitman Portfolio may be proposed to the Board of Trustees.

     The PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $_________ billion in assets under management. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from the PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. PBHG Funds intends to make shares of REIT Fund available for purchase through each of these channels and believes that the historical performance track record of the Heitman Portfolio combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

     In evaluating the proposed Reorganization, the UAM Funds Board of Trustees considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o    The continuity of investment management.

     o The potential for greater operating efficiencies of the combined funds.

     o    The tax-free nature of the Reorganization for income tax purposes.

     o The undertaking by Pilgrim Baxter and Heitman/PRA to bear the expenses of the Reorganization.

     o    The comparative expenses of the two funds.

     After considering these factors, the UAM Funds Board of Trustees concluded that the proposed Reorganization is the best alternative to assure the long-term survival of the investment discipline of Heitman Portfolio for shareholders. The Board noted that the total annual operating expenses of REIT Fund will be lower than those of Heitman Portfolio. The increased assets associated with sales of additional shares is expected to further benefit Heitman Portfolio shareholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management. Heitman Portfolio shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     For additional information concerning the deliberations of the Board of Trustees on the Agreement see "Additional Information About the Agreement."

COMPARISON OF REIT FUND AND HEITMAN PORTFOLIO

     INVESTMENT OBJECTIVE AND POLICIES

     REIT Fund was created to facilitate the Reorganization. The investment objective of REIT Fund is the same as that of Heitman Portfolio. Each seeks high total return consistent with reasonable risk by investing primarily in equity securities of public companies engaged in the real estate business.

     INVESTMENT ADVISORY SERVICES

     Heitman/PRA is the investment adviser to Heitman Portfolio. Pilgrim Baxter will serve as investment adviser to REIT Fund and Heitman/PRA will serve as the sub-adviser to REIT Fund. Pilgrim Baxter and Heitman/PRA expect that the same team of investment professionals that manages Heitman Portfolio will continue to manage REIT Fund after the Reorganization. For more information concerning the investment advisory services provided to REIT Fund by Pilgrim Baxter and Heitman/PRA, and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

     SALES CHARGES

     No sales charges are applicable to the Reorganization.

     PERFORMANCE

     Average total returns for the periods indicated for shares of Heitman Portfolio are shown below. REIT Fund has the same investment objective and policies as Heitman Portfolio, but has not commenced business operations. After the combination, the assets of Heitman Portfolio will be invested in the same manner by the same portfolio managers. It is expected that the performance of REIT Fund will be the same as Heitman Portfolio. Past performance cannot guarantee comparable future results.

                                                   HEITMAN PORTFOLIO               HEITMAN PORTFOLIO
                                                  ADVISOR CLASS SHARES        INSTITUTIONAL CLASS SHARES
                                                  --------------------        --------------------------
     1 Year Ended December 31, 2000                        18.34%                           24.90%
     5 Years Ended December 31, 2000                       10.24%                           11.87%

     10 Years Ended December 31, 2000 or Since
     Inception(1)                                          11.48%                           13.35%

(1)  Inception date for Heitman Portfolio Advisor Class shares is May 15, 1995.

     OPERATING EXPENSES

     The Heitman Portfolio Advisor Class imposes a sales load (charge) on purchases of fund shares that are paid directly by the investor. The sales charge is calculated based on the offering price of the purchase. Heitman Portfolio Advisor Class shareholders will receive Advisor Class shares of REIT Fund if the Reorganization is approved. There are no fees or charges to buy or sell REIT Fund Advisor Class shares.

     The Heitman Portfolio Institutional Class is a no-load investment which means there are no fees or charges to buy or sell shares, to reinvest dividends or to exchange into other funds. Heitman Portfolio Institutional Class shareholders will receive PBHG Class shares of REIT Fund if the Reorganization is approved. REIT Fund does not charge a sales load on purchases of its PBHG Class shares.

     The funds' annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the funds' operating expenses. Information on the annual operating expenses of Heitman Portfolio, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of REIT Fund, giving effect to the Reorganization, are also provided.

                                                                        REIT FUND
                                       HEITMAN PORTFOLIO           PRO FORMA ESTIMATED
                                 ---------------------------   --------------------------
                                               INSTITUTIONAL
                                 ADVISOR CLASS     CLASS       ADVISOR CLASS   PBHG CLASS
                                    SHARES         SHARES         SHARES         SHARES
                                 ------------- --------------  -------------   ----------
SHAREHOLDER
TRANSACTION
EXPENSES

Maximum sales load
imposed on purchase of
shares (as a percentage
of offering price)
                                       4.75%          None           None           None

ANNUAL OPERATING EXPENSES
(AS A % OF NET ASSETS)

Management fees ................       0.75%(1)       0.75%(1)       0.85%          0.85%

Distribution and/or
Service (12b-1) Fees ...........       0.50%          None           0.25%          None

Other expenses .................       0.61%          0.61%          0.38%          0.38%
                                   --------       --------       --------       --------

Total annual fund
operating expenses .............       1.86%          1.36%          1.48%          1.23%
                                   --------       --------       --------       --------

Fee waiver and/or expense
reimbursement ..................       --             --             0.10%(2)       0.10%(2)
                                   --------       --------       --------       --------

Net Expenses ...................       1.86%          1.36%          1.38%          1.13%
                                   --------       --------       --------       --------

(1) Heitman/PRA receives a management fee equal to 0.75% of the first $100 million in assets held by Heitman Portfolio and 0.65% of all assets in excess of $100 million.

(2) Pilgrim Baxter is entitled to receive a management fee of 0.85% under the investment agreement for REIT Fund. Pilgrim Baxter has contractually agreed that until September 26, 2002, it will receive a management fee from REIT Fund in an amount equal to that which would have paid to Heitman/PRA by Heitman Portfolio pursuant to the arrangement described above. For more information on the fees paid to Pilgrim Baxter and Heitman/PRA, see "Additional Information About the Funds - Investment Management." Pilgrim Baxter has also contractually agreed to limit the expenses of REIT Fund until September 26, 2002, to the extent necessary to keep total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.75% of average daily net assets of the Advisor Class shares and 1.36% of average daily net assets of the PBHG Class shares.

     HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       ONE           THREE            FIVE             TEN
                                                      YEAR           YEARS           YEARS            YEARS
                                                      ----           -----           -----            -----
Heitman Portfolio Advisor Class                        $655          $1,032           $1,433          $2,551
Heitman Portfolio Institutional Class                  $138          $  431           $  745          $1,635
REIT Fund Advisor Class Pro Forma                      $143          $  461           $  802          $1,768
REIT Fund PBHG Class Pro Forma                         $118          $  383           $  669          $1,487

     DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Heitman Portfolio are distributed by Funds Distributor, Inc. Shares of REIT Fund are distributed by PBHG Fund Distributors.

     Heitman Portfolio and REIT Fund have substantially similar policies and procedures with respect to the purchase of shares and the pricing of fund shares. The Heitman Portfolio Advisor Class shares are sold subject to a front-end sales load of 4.75%. REIT Fund Advisor Class shares are sold at net asset value without the imposition of a sales load. The Heitman Portfolio Institutional Class shares and REIT Fund PBHG Class shares are both sold without the imposition of a sales load. Heitman Portfolio has adopted a distribution plan for its Advisor Class shares that calls for payment of a fee of 0.50% of average daily net assets per annum for shareholder servicing and distribution services. REIT Fund has adopted a similar distribution plan for its Advisor Class shares that provides for payment of a fee of 0.25% of average daily net assets per annum.

     Heitman Portfolio and REIT Fund also have similar policies and procedures with respect to share redemptions. UAM Funds and PBHG Funds generally permit exchanges between like classes of shares of all of their funds. For both UAM Funds and PBHG Funds an exchange of fund shares generally is taxable for federal income tax purposes. Both UAM Funds and PBHG Funds permit systematic withdrawals from their funds. If you have a systematic withdrawal plan in effect for Heitman Portfolio, it will automatically be carried over to REIT Fund.

     The REIT Fund Prospectus attached to this Proxy Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for REIT Fund.

     FURTHER INFORMATION

     Additional information concerning REIT Fund is contained in this Proxy Statement/Prospectus and in the REIT Fund Prospectus that is attached hereto as Appendix II. Further information concerning Heitman Portfolio can also be found in the Heitman Portfolio Prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS

     Because Heitman Portfolio and REIT Fund have the same investment objective and policies, the risks of an investment in the funds are the same. The risks associated with ownership of REIT Fund shares are described below.

     The value of your investment in REIT Fund may go down, which means you could lose money.

     The price of the securities in REIT Fund will fluctuate. These price movements may occur because of changes in financial markets, a company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

     REIT Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the real estate sector of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in that industry, positive or negative, have a greater impact on REIT Fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments.

     Real estate investment trusts ("REITs") may expose REIT Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

     The real estate industry is particularly sensitive to:

     o    Economic factors, such as interest rate changes or market recession,

     o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values,

     o    Increases in property tax,

     o    Casualty and condemnation losses, and

     o    Regulatory limitations on rents.

     Although REIT Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

     For a description of the risks attributable to specific securities in which REIT Fund may invest, see "More About the Funds - Risks and Returns" in the REIT Fund Prospectus attached to this Proxy Statement/Prospectus as Appendix II.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of Heitman Portfolio and REIT Fund are the same. Each seeks high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

INVESTMENT POLICIES

     REIT Fund has adopted the same investment policies as Heitman Portfolio. The investment policies of Heitman Portfolio are described below.

     Normally, REIT Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of public companies principally engaged in the real estate industry. The sub-adviser considers a company "principally engaged" in the real estate industry if it derives at least 50% of the fair market value of its assets, or at least 50% of its gross income or net profits, from the ownership, construction, management, financing or sale of real estate.

     Under normal circumstances, REIT Fund may invest approximately 60% to 90% of its assets in REITs. REIT Fund anticipates that approximately 10% to 15% of the REITs it holds will have operating histories of less than three years. A REIT is a separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs. REITs may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos.

     REIT Fund may invest up to 20% of its total assets in equity securities of:

     o Companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, or financial institutions that make or service mortgages; and

     o Companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.

     REIT Fund's sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. The sub-adviser considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends. Most of these companies specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser buys stocks that are selling at a discount to its estimate of the market value of the underlying real estate. The sub-adviser re-evaluates and considers selling stocks that become overvalued or no longer contain these fundamental characteristics.

REIT FUND PORTFOLIO MANAGEMENT

     A team of the sub-adviser's investment professionals has primary responsibility for the day-to-day management of REIT Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years follows:

     o Timothy J. Pire, CFA, is president of the sub-adviser with responsibility for REIT Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through REIT Fund's management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

     o Reagan A. Pratt is vice president of the sub-adviser with responsibility for REIT Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through REIT Fund's management. Prior to joining the sub-adviser, Mr. Pratt served as vice president of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

     o Larry S. Antonatos is vice president of the sub-adviser with responsibility for REIT Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through REIT Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the Board of Trustees of UAM Funds concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Pursuant to the Agreement, all of the assets of Heitman Portfolio (other than those required to discharge Heitman Portfolio's obligations) will be transferred to REIT Fund. Upon such transfer, PBHG Funds will issue to Heitman Portfolio Advisor Class shares and PBHG Class shares of REIT Fund having a net asset value equal to the value of the net assets of Heitman Portfolio. Heitman Portfolio will then make a liquidating distribution of the REIT Fund Advisor Class shares and PBHG Class shares to its Advisor Class shareholders and Institutional Class shareholders, respectively. Each shareholder of Heitman Portfolio will receive a number of REIT Fund shares with an aggregate net asset value equal to that of his or her shares of Heitman Portfolio. As soon as is reasonably practicable after the transfer of its assets, Heitman Portfolio will pay or make provision for payment of all its liabilities. Heitman Portfolio will then terminate its existence as a separate series of UAM Funds.

     Consummation of the Reorganization (the "Closing") is expected to occur on December 14, 2001 at 4:30 p.m. Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

BOARD CONSIDERATIONS

     The Board of Trustees of UAM Funds has determined that the Reorganization of Heitman Portfolio is in the best interests of Heitman Portfolio and its shareholders and that the interests of Heitman Portfolio shareholders will not be diluted as a result of the Reorganization. The Board of Trustees recommends approval of the Agreement by the shareholders of Heitman Portfolio at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees of UAM Funds in making its determination is provided below.

     Heitman/PRA and Pilgrim Baxter proposed the Reorganization at a meeting of the UAM Funds Board of Trustees held on September 7, 2001. Pilgrim Baxter provided the Trustees written materials that contained information concerning Heitman Portfolio and REIT Fund, including comparative fee and expense information, a comparison of the investment objectives and policies and pro forma expense ratios. The Trustees also examined information concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of UAM which changed its name to OMH. OMH controls Pilgrim Baxter and Heitman/PRA. Certain officers of OMH are officers of Heitman Portfolio. A review and evaluation of Heitman Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition The Reorganization was proposed because Pilgrim Baxter and Heitman/PRA believe the Reorganization will provide benefits to the shareholders of Heitman Portfolio. PBHG Funds have a greater market presence and enjoy greater analyst coverage than Heitman Portfolio. As a result, Pilgrim Baxter and Heitman/PRA believe that REIT Fund has a greater potential to attract new assets through sales of additional shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for shareholders. Larger asset size would also provide a more stable base for asset management because redemption requests would have a smaller impact. Heitman Portfolio shareholders may also benefit from the ability to exchange shares of REIT Fund for shares of the other investment portfolios of PBHG Funds, which currently number seventeen.

     In considering the Reorganization, the UAM Funds Board noted that REIT Fund was created to facilitate the transaction and has the same investment objective and policies as Heitman Portfolio. Heitman/PRA will serve as sub-adviser to REIT Fund, so the assets of Heitman Portfolio will continue to benefit from experience and expertise of the current portfolio managers. The Board concluded that the proposed Reorganization is the best alternative to assure that the investment discipline of Heitman Portfolio will continue to be available to shareholders.

     The UAM Funds Board also considered that at least until September 26, 2002, shareholders of Heitman Portfolio would be able to continue their investment in REIT Fund at a lower total expense ratio than that charged by the Heitman Portfolio. The Board noted that even after September 26, 2002, REIT Fund was expected to operate at a lower total expense ratio than the Heitman Portfolio's total expense ratio.

     The UAM Funds Board noted that the Reorganization has been structured in a way so that Heitman Portfolio shareholders will not recognize a gain or loss for federal income tax purposes. The Board also considered the fact that Pilgrim Baxter and Heitman/PRA have agreed to pay the expenses of Heitman Portfolio in connection with the Reorganization.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under Federal and state law, the UAM Funds Board of Trustees unanimously determined that the proposed Reorganization was in the best interests of Heitman Portfolio and its shareholders and that the interests of Heitman Portfolio shareholders will not be diluted as a result of the Reorganization. Accordingly, the UAM Funds Board of Trustees recommended approval of the Reorganization at the Special Meeting.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of UAM Funds and PBHG Funds. If any amendment is made to the Agreement which would have material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of UAM Funds and PBHG Funds has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of UAM Funds and PBHG Funds pursuant to the Agreement with respect to Heitman Portfolio or REIT Fund are subject to various conditions, including the following:

     o PBHG Funds' Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such

          Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purposed shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o the shareholders of Heitman Portfolio shall have approved the Agreement; and

     o UAM Funds and PBHG Funds shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Heitman Portfolio, REIT Fund or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned by either UAM Funds or PBHG Funds at any time by mutual agreement of UAM Funds and PBHG Funds, or by either party in the event that Heitman Portfolio shareholders do not approve the Agreement or if it reasonably appears that any other condition to Closing cannot be met.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o no gain or loss will be recognized by Heitman Portfolio upon the transfer of its assets to REIT Fund;

     o no gain or loss will be recognized by any shareholder of Heitman Portfolio upon the exchange of shares of Heitman Portfolio solely for shares of REIT Fund;

     o the tax basis of the shares of REIT Fund to be received by a shareholder of Heitman Portfolio will be the same as the tax basis of the shares of Heitman Portfolio surrendered in exchange therefor;

     o the holding period of the shares of REIT Fund to be received by a shareholder of Heitman Portfolio will include the holding period for which such shareholder held the shares of Heitman Portfolio exchanged therefor, provided that such shares of Heitman Portfolio are capital assets in the hands of such shareholder as of the Closing;

     o no gain or loss will be recognized by REIT Fund on the receipt of assets of Heitman Portfolio in exchange for shares of REIT Fund and REIT Fund's assumption of Heitman Portfolio's liabilities;

     o the tax basis of the assets of Heitman Portfolio in the hands of REIT Fund will be the same as the tax basis of such assets in the hands of Heitman Portfolio immediately prior to the Reorganization;

     o REIT Fund will succeed to and take into account the capital loss carryover and certain other tax attributes of Heitman Portfolio, subject to all relevant conditions and limitations on the use of such tax benefits; and

     o the holding period of the assets of Heitman Portfolio to be received by REIT Fund will include the holding period of such assets in the hands of Heitman Portfolio immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to UAM Funds and PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of UAM Funds and PBHG Funds upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     o there is no plan or intention of the shareholders of Heitman Portfolio who individually own 5% or more of shares of Heitman Portfolio and, to the best of UAM Funds' knowledge, there is no plan or intention of the remaining shareholders of Heitman Portfolio to redeem or otherwise dispose of any shares of REIT Fund to be received by them in the Reorganization (but redemptions and dispositions of shares of REIT Fund may occur in the future as a consequence of investment decisions unrelated to the Reorganization). UAM Funds does not anticipate dispositions of shares of Heitman Portfolio at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of Heitman Portfolio as a series of an open-end investment company. Consequently, UAM Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of Heitman Portfolio outstanding as of the Closing;

     o throughout the five-year period ending on the date of the Closing, Heitman Portfolio will have conducted its "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) in a substantially unchanged manner;

     o following the Reorganization, REIT Fund will conduct Heitman Portfolio's historic business in substantially the same manner that Heitman Portfolio conducted that business immediately before the Reorganization;

     o immediately following consummation of the Reorganization, REIT Fund will hold the same assets, except for assets distributed to shareholders of Heitman Portfolio in the course of its business as a "regulated investment company" ("RIC") under the Code and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that Heitman Portfolio held or was subject to immediately prior to the Reorganization. Assets used to pay
          (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of Heitman Portfolio as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by Heitman Portfolio after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets;


     o following the Reorganization, REIT Fund has no plan or intention to issue additional shares except for shares issued in the ordinary course of its business as a series of an open-end investment company; or to redeem or otherwise reacquire any shares of REIT Fund issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under the 1940 Act;

     o REIT Fund does not plan or intend to sell or otherwise dispose of any of the assets of Heitman Portfolio acquired in the Reorganization, except for disposistions made in the ordinary course of its business or dipositions necessary to maintain its status as a RIC under the code;

     o REIT Fund, Heitman Portfolio and the shareholders of Heitman Portfloio will pay their respective expenses, if any, incurred in connection with the Reorganization;

     o Heitman Portfolio is a "fund" as defined in Section 851(g)(2) of the Code; Heitman Portfolio qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the assets of Heitman Portfolio will be invested at all times through the Closing in a manner that ensures compliance with such requirements); and Heitman Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

     o immediately prior to the Closing, there will be no issued and outstanding shares in REIT Fund or any other securities issued by PBHG Funds on behalf of REIT Fund. REIT Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF HEITMAN PORTFOLIO. HEITMAN PORTFOLIO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to REIT Fund of the assets of Heitman Portfolio will be the same as the book cost basis of such assets to Heitman Portfolio.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

     THE INVESTMENT ADVISER

     PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for REIT Fund. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for REIT Fund, make investment decisions and place orders to purchase and sell securities for REIT Fund, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of REIT Fund.

     In connection with the combination of REIT Fund and Heitman Portfolio, Pilgrim Baxter has contractually agreed to waive a portion of its fee under the investment advisory agreement. As a result of this contractual waiver, until September 26, 2002, Pilgrim Baxter will collect a fee equal to 0.75% of the first $100 million of the daily average net assets of REIT Fund and 0.65% of the daily average net assets in excess of $100 million. After that date, Pilgrim Baxter may receive the full fee due under the investment advisory agreement.

     In the interest of limiting the expenses of REIT Fund, Pilgrim Baxter has also signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.75% of the average daily net assets of the Advisor Class shares of REIT Fund and 1.36% of the average daily net assets of the PBHG Class shares of REIT Fund until September 26, 2002, and not more than 1.75% of the average daily net assets of the Advisor Class shares and not more than 1.50% of the average daily net assets of the PBHG Class shares of REIT Fund thereafter. Reimbursement by REIT Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after September 26, 2002, pursuant to this expense limitation agreement, may be made at a later time when REIT Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of REIT Fund to exceed 1.75% of the average daily net assets of the Advisor Class shares and 1.50% of the average daily net assets of the PBHG Class shares.

     THE INVESTMENT SUB-ADVISER

     PBHG Funds, on behalf of REIT Fund, and Pilgrim Baxter have entered into a sub-advisory agreement with Heitman/PRA. Pursuant to the sub-advisory agreement, Heitman/PRA has agreed to manage the investment operations of REIT Fund and the composition of its investment portfolio, to provide supervision of REIT Fund's investments and to determine the securities to be purchased or sold by REIT Fund. For the services it provides, Heitman/PRA is entitled to receive from Pilgrim Baxter a sub-advisory fee that will be equal to one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) after September 26, 2002. Prior to that date, Heitman/PRA will receive a sub-advisory fee equal to 0.75% of the assets transferred to REIT Fund in connection with the reorganization and one-half of the advisory fee received by Pilgrim Baxter (less the amount of any expense reimbursements) on other assets of the fund.

RIGHTS OF SHAREHOLDERS

     UAM Funds and PBHG Funds are both Delaware business trusts. Generally, there will be no material differences between the rights of shareholders under the Agreement and the Declaration of Trust of UAM Funds and the rights of shareholders under the Agreement and Declaration of Trust of PBHG Funds.

INFORMATION INCORPORATED BY REFERENCE

     For more information with respect to PBHG Funds and REIT Fund concerning the following topics, please refer to the current prospectus of REIT Fund attached as Appendix II as indicated: (i) see the discussion "Fund Summaries - PBHG REIT Fund" for further information regarding REIT Fund performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Adviser" for further information regarding management of REIT Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

     For more information with respect to UAM Funds and Heitman Portfolio concerning the following topics, please refer to Heitman Portfolio's Prospectus as indicated: (i) see the discussion "How Has the Fund Performed?" and "What are the Fund's Fees and Expenses?" for further information regarding Heitman Portfolio performance and expenses; (ii) see the discussion "What are the Fund's Principal Investment Strategies" and "Additional Information About the Fund - Investment Management" for further information regarding management of Heitman Portfolio; and (iii) see the discussion "Investing with the UAM Funds" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                      OWNERSHIP OF HEITMAN PORTFOLIO SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of October 12, 2001, to the knowledge of UAM Funds, owned of record 5% or more of the outstanding shares of Heitman Portfolio. UAM Funds has no knowledge of shares held beneficially.

                                HEITMAN PORTFOLIO

                                                                                                             PERCENT
                                                                                                            OWNERSHIP
                                                           NUMBER OF SHARES             PERCENT               AFTER
                 NAME AND ADDRESS                               OWNED                  OWNERSHIP         REORGANIZATION
                 ----------------                               -----                  ---------         --------------





OWNERSHIP OF TRUSTEES AND OFFICERS

     To the best of the knowledge of UAM Funds, the record and beneficial ownership of shares of Heitman Portfolio by Trustees and Officers of UAM Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.



                                 CAPITALIZATION

     The following tables set forth as of June 30, 2001 (i) the capitalization of REIT Fund shares, (ii) the capitalization of Heitman Portfolio shares, and (iii) the pro forma capitalization of REIT Fund shares as adjusted to give effect to the transactions contemplated by the Agreement.

                                  REIT FUND    HEITMAN PORTFOLIO      REIT FUND
                                   SHARES            SHARES           PRO FORMA
                                   ------            ------           ---------

Net Assets                        $   100      $108,524,621         $108,524,721
Shares Outstanding                     10        10,880,992           10,881,002
Net Asset Value Per Share         $ 10.00      $       9.97         $       9.97


                                  LEGAL MATTERS

     Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of REIT Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning UAM Funds and its participation in the Reorganization will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103.

                             FINANCIAL STATEMENTS

     The  annual  financial  statements  and  financial  highlights  of  Heitman
Portfolio for the period ended December 31, 2000 have been audited by PriceWaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm an an expert in accounting and auditing.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds and UAM Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds registration statement containing the current Prospectus and Statement of Additional Information for REIT Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the UAM Funds registration statement containing the current Prospectus and Statement of Additional Information for Heitman Portfolio is Registration No. 811-8544. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     PBHG Funds and UAM Funds are subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds and UAM Funds (including the Registration Statement of PBHG Funds relating to REIT Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at HTTP://WWW.SEC.GOV that contains information regarding PBHG Funds, UAM Funds and other registrants that file electronically with the SEC.

                                ACTION REQUESTED

     You are being asked to approve the proposed combination of Heitman Portfolio with REIT Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus. The Board of Trustees of PBHG Funds recommends that you vote FOR the proposal.[OBJECT OMITTED]

                                                                       Exhibit A
                          HEITMAN REAL ESTATE PORTFOLIO

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 22nd day of October, 2001, by and between UAM Funds Trust, a Delaware business trust ("UAM Funds"), on behalf of Heitman Real Estate Portfolio, a separate series of UAM Funds (the "Acquired Fund"), and PBHG Funds, a Delaware business trust ("PBHG Funds"), on behalf of PBHG REIT Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, to be issued in the manner described in Section
1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the shares of the Acquiring Fund received in the Reorganization to the shareholders of the Acquired Fund in the manner described in Section 1.3 below, (ii) the cancellation of all of the outstanding shares of the Acquired Fund, (iii) the liquidation of the Acquired Fund, and (iv) the termination of the Acquired Fund as a series of UAM Funds, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the Closing Date, UAM Funds on behalf of the Acquired Fund shall transfer all of the Acquired Fund's property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in
Section 8.2 hereof, to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary: (i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as the Board of Trustees of UAM Funds shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by UAM Funds to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets")

     In exchange for the transfer of the Acquired Fund Net Assets, PBHG Funds shall deliver to UAM Funds, on behalf of the Acquired Fund, for distribution PRO RATA by UAM Funds to the Acquired Fund's shareholders (the "Acquired Fund Shareholders") as of the close of business on the Closing Date, a number of the PBHG Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund Net Assets attributable to the Institutional Class shares of the Acquired Fund, and a number of Advisor Class shares of the Acquiring Fund having a net asset value equal to the value of the Acquired Fund Net Assets attributable to the Advisor Class shares of the Acquired Fund, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the Closing Time. The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, UAM Funds shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

     1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

     1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute PRO RATA to its Institutional Class shareholders of record at the Closing Time on the Closing Date and to its Advisor Class shareholders of record at the Closing Time on the Closing Date, respectively, the PBHG shares of the Acquiring Fund and the Advisor Class shares of the Acquiring Fund received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of the liquidation and distribution set forth in this Section 1.3 is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the PRO RATA number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing shares of the Acquiring Fund in connection with such exchange.

     1.4 The Acquired Fund Shareholders holding certificates representing their ownership of shares of the Acquired Fund (collectively, the "Acquired Fund Shares") may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund on or before the Closing Date. On the Closing Date, any

Acquired Fund Shares certificates that remain outstanding shall be deemed to be canceled. UAM Funds' transfer books with respect to the Acquired Fund Shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Shares certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all trust purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund share certificates.

     1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.6 As soon as practicable following the Liquidation Date, UAM Funds shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund as a series of UAM Funds in accordance with UAM Funds' Agreement and Declaration of Trust, as heretofore amended (the "Declaration of Trust").

2.   VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in each of the then-current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places.

     2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the net asset value per share of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by Pilgrim Baxter & Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim Baxter"), in cooperation with SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"); provided, however, that all computations of value shall be subject to review by the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 14, 2001 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

     3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of assets, including all portfolio securities, and a list of outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or their custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of DST Systems, as the case may be (the "Shareholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholders' account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to each other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as each other Fund or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES OF UAM FUNDS TRUST AND THE ACQUIRED FUND

     UAM Funds, on behalf of the Acquired Fund, represents and warrants to PBHG Funds on behalf of the Acquiring Fund, as follows:

     4.1 UAM Funds is a business trust duly organized, validly existing and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. UAM Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. UAM Funds has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     4.2 UAM Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund is a separate series of UAM Funds for purposes of the 1940 Act.

     4.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of UAM Funds' Board of Trustees on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of UAM Funds, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 UAM Funds is not, and the execution, delivery, and performance of this Agreement by UAM Funds will not result, in violation of any provision of the Declaration of Trust or By-Laws of UAM Funds or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which UAM Funds or the Acquired Fund is a party or by which they are bound.

     4.5 The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Acquired Fund qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Subtitle A of the Code ("Subchapter M") for each taxable year since it commenced operations that has ended prior to the date hereof and will meet all the requirements for qualification as a RIC for its current taxable year as of the Closing Time (and the assets of the Acquired Fund will be invested at all times through the Closing Time in a manner that ensures compliance with the foregoing representation); the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Acquired Fund has made all distributions for each calendar year that has ended prior to the date hereof that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of each excise tax imposed for any such calendar year;

     4.6 The financial statements of the Acquired Fund for the fiscal year ended December 31, 2000, which were audited by the Acquired Fund's independent accountants, and financial statements of the Acquired Fund for the six-month period ended June 30, 2001 (copies of which have been furnished to the Acquiring
Fund), and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of the Acquired Fund's operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

     4.7 The Prospectus of the Acquired Fund, dated April 30, 2001, and the corresponding Statement of Additional Information, dated April 30, 2001, do not contain untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to PBHG Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to UAM Funds or the Acquired Fund or any of their properties or assets. UAM Funds and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. UAM Funds and the Acquired Fund are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 UAM Funds has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

     4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, UAM Funds shall advise PBHG Funds and PBHG Fund Services in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     4.11 Since June 30, 2001, there has not been any material adverse change in the Acquiring Fund Fund's financial condition, assets, liabilities or business other than changes occurring the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund or UAM Funds of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus") and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement, referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to UAM Funds, the Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by UAM Funds or the Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

     4.16 The Acquired Fund is authorized to issue two classes of shares, Institutional Class shares and Advisor Class shares. All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

     4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

     4.18 UAM Funds and the Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     4.19 The information to be furnished by UAM Funds or the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

5.   REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

     PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to UAM Funds on behalf of the Acquired Fund, as follows:

     5.1 PBHG Funds is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

     5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

     5.5 The Acquiring Fund will elect to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of Subtitle A of the Code.

     5.6 The Prospectus of the Acquiring Fund, and its Statement of Additional Information in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

     5.8 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as a investment company.

     5.9 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Funds' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     5.10 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.11 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of UAM Funds for inclusion or incorporation by reference therein as covered by UAM Funds' warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing
Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.12 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

     5.13 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to UAM Funds and DST Systems.

     5.14 The Acquiring Fund Shares to be issued and delivered to UAM Funds pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

     5.15 PBHG Funds and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     5.16 All information to be furnished by PBHG Funds to UAM Funds for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.17 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired or will be settled at a discount.

     5.18 The Acquiring Fund does not own, directly or indirectly, nor have they owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

6.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Trustees of UAM Funds shall call, and UAM Funds shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and UAM Funds shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

     6.3 UAM Funds and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.3 hereof.

     6.4 UAM Funds shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, PBHG Funds and UAM Funds each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     6.6 UAM Funds shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by UAM Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, UAM Funds shall furnish to PBHG Funds, in such form as is reasonably satisfactory to PBHG Funds, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by UAM Funds' Treasurer or Assistant Treasurer. UAM Funds covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 PBHG Funds, with the cooperation of UAM Funds and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. UAM Funds shall provide PBHG Funds with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. PBHG Funds and UAM Funds shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 UAM Funds shall deliver to PBHG Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF UAM FUNDS AND THE ACQUIRED FUND

     The obligations of UAM Funds and the Acquired Fund hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by PBHG Funds' Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Fund's Declaration of Trust and By-Laws and applicable law.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     7.5 PBHG Funds shall have furnished UAM Funds at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.10 hereof have been fulfilled.

     7.6 UAM Funds shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to UAM Funds or its counsel, and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquiring Fund to be delivered to UAM Funds, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed and delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Funds is registered as an investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14

Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to UAM Funds; and (d) shall state that such opinion is solely for the benefit of UAM Funds and its Board of Trustees and officers.

     7.7 UAM Funds shall have received an opinion of counsel to PBHG Funds addressed to UAM Funds in form reasonably satisfactory to it and dated as of the Closing Date, with respect to the matters specified in Section 8.9 hereof.

     7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of UAM Funds, contemplated by the SEC.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.12 UAM Funds shall have received from PBHG Funds all such documents which UAM Funds or its counsel may reasonably request.

     7.13 PBHG Funds shall have furnished UAM Funds on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

     7.14 DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to UAM Funds a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to UAM Funds that the Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund.

     7.15 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRING FUND

     The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of UAM Funds and the Acquired Fund Shareholders, and the termination of the Acquired Fund as a series of UAM Funds shall have been approved by the Board of Trustees of UAM Funds, in the manner required by UAM Funds' Declaration of Trust and By-Laws and applicable law.

     8.2 UAM Funds shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in
Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on UAM Funds' behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the net asset value of the Acquired Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of UAM Funds and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 UAM Funds and the Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     8.6 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.13 hereof have been fulfilled.

     8.7 UAM Funds shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 PBHG Funds shall have received an opinion or opinions of counsel to UAM Funds, in form reasonably satisfactory to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) UAM Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by UAM Funds; (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by UAM Funds and represent valid and binding contracts of UAM Funds, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of UAM Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by UAM Funds or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) UAM Funds is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to UAM Funds and the Acquired Fund with certain officers of UAM Funds and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to UAM Funds and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to UAM Funds or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and (d) shall state that such opinion is solely for the benefit of PBHG Funds and its Board of Trustees and officers.

     8.9 PBHG Funds shall have received an opinion of its counsel, in form reasonably satisfactory to it and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing Date: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code; (b) no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization; (c) no gain or loss will be recognized by the Acquiring Fund as a result of the Reorganization; (d) no gain or loss will be recognized by the Acquired Fund Shareholders on the distribution in complete liquidation of the Acquired Fund of the Acquiring Fund Shares in exchange for the Acquired Fund Shares held by such Acquired Fund Shareholders; (e) the basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (f) the tax basis of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders will be the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor; (g) the holding period of the Acquiring Fund with respect to the assets received from the Acquired Fund in the Reorganization will include the period for which such assets were held by the Acquired Fund; (h) the holding period of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders will include the holding period for which such Acquired Fund Shareholders held the Acquired Fund Shares exchanged therefor provided that such Acquired Fund Shares are capital assets in the hands of such Acquired Fund Shareholders as of the Closing Date; and (i) subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Closing Date. In rendering such opinion, counsel may request and rely upon representations, contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquiring Fund and the Acquired Fund shall use their best efforts to make available such truthful certificates.

     8.10 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PBHG Funds, contemplated by the SEC.

     8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.13 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.15 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date (and upon which counsel to PBHG Funds is expressly authorized to rely in rendering opinions as to the matters described in Section 8.9 hereof) to the effect that: (a) the Acquired Fund will tender for acquisition by the Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of its gross assets immediately prior to the Closing Date. For purposes of this certification, all of the following shall be considered as assets of the Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby; and (ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of its business and regular, normal dividends in the ordinary course of its business and not in excess of the distribution requirements of Section 852 of the Code); and (b) UAM Funds will distribute to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate the Acquired Fund as a series of UAM Funds; and (c) there is no current plan or intention any of its shareholders who own five percent (5%) or more of the Acquired Fund Shares, and to the best of UAM Funds' knowledge, there is no current plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the ownership of the Acquired Fund Shareholders of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date. For purposes of this certification: Acquired Fund Shares and the Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

     8.16 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of each class outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by UAM Funds' President.

     8.17 At the Closing Date, the registration of UAM Funds with the SEC with respect to the Acquired Fund shall be in full force and effect.

9.   FINDER'S FEES AND OTHER EXPENSES

     9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 PBHG Funds and UAM Funds shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Funds agree that none of the Funds has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by UAM Funds or the Acquired Fund of any such representation, warranty or covenant, the Acquired Fund, until the time of its liquidation and termination as a series of UAM Funds, and Heitman/IRA Securities Advisors, LLC ("Heitman"), jointly and severally shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either PBHG Funds or UAM Funds may at its option terminate this Agreement at or prior to the Closing Date because of:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

     (b) a condition precedent to the obligations of either has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either, UAM Funds or PBHG Funds, or their respective Boards of Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.

12.  INDEMNIFICATION

     12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, UAM Funds, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 UAM Funds, on behalf of the Acquired Fund until the time of its liquidation, and Heitman, on a joint and several basis, shall indemnify, defend and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of Heitman and UAM Funds (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM Funds and the Acquired Fund and Heitman shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM Funds and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.  LIABILITY OF PBHG FUNDS AND UAM FUNDS

     13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     13.2 Each party acknowledges and agrees that all obligations of UAM Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of UAM Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other series of UAM Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Funds and UAM Funds; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Trustees of UAM Funds pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

UAM Funds Trust
c/o Old Mutual (US) Holdings, Inc.
Attention:  Linda T. Gibson
One International Place
Boston, MA  02110


with copies to:

Audrey C. Talley
Drinker Biddle & Reath, LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103-6996


If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia,  PA  19103-7599

16.  FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     17.5 It is expressly understood and agreed that the obligations of UAM Funds and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees, shareholders, nominees, officers, agents or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.


Attest:                                 UAM FUNDS TRUST, on behalf of Heitman
                                        Real Estate Portfolio Fund


--------------------------------        -----------------------------------
Linda T. Gibson, Secretary              James F. Orr, III, President


Attest:                                 PBHG FUNDS, on behalf of PBHG REIT Fund



--------------------------------        -----------------------------------
John M. Zerr, Secretary                 Harold J. Baxter
                                        Chief Financial Officer


     Heitman/PRA Securities Advisors LLC hereby joins in this Agreement and agrees to be jointly and severally liable with the Acquiring Fund with respect to the matters described in Sections 10.2 and 12.

Attest:                                 HEITMAN/PRA SECURITIES ADVISORS LLC


By:  _____________________________        By:  _____________________________
Name:  ___________________________        Name:  ___________________________
Title: ___________________________        Title: ___________________________

                             CLIPPER FOCUS PORTFOLIO
                                 a Portfolio of
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                                                October __, 2001

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of Clipper Focus Portfolio ("Clipper Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), a Delaware business trust, with PBHG Clipper Focus Fund ("PBHG Focus Fund"), an investment portfolio of PBHG Funds, a Delaware business trust.

     The combination of the funds is being proposed because of the greater market presence of the PBHG Funds. Clipper Portfolio shareholders are expected to benefit from the combination through greater sales of PBHG Focus Fund shares. The resulting increase in assets could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. Clipper Portfolio shareholders may also benefit from the ability to exchange their shares of PBHG Focus Fund with other investment portfolios of PBHG Funds.

     Pacific Financial Research, Inc. serves as investment adviser to Clipper Portfolio. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to PBHG Focus Fund and Pacific Financial Research, Inc. will serve as sub-adviser to PBHG Focus Fund. PBHG Focus Fund was created to facilitate the proposed transaction and has the same investment objective and investment policies as Clipper Portfolio. After the combination, the assets of Clipper Portfolio will be invested in the same manner by the same portfolio managers.

     The Board of Trustees concluded that combining Clipper Portfolio with PBHG Focus Fund would serve the best interests of Clipper Portfolio and its shareholders. The accompanying document describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation.

     You are being asked to approve an Agreement and Plan of Reorganization between UAM Funds and PBHG Funds, which will govern the reorganization of Clipper Portfolio into PBHG Focus Fund. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also grant a proxy to vote your shares on the web at HTTP://WWW.PROXYVOTE.COM by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                                    Sincerely,


                                                    James F. Orr, III
                                                    Chairman

                             CLIPPER FOCUS PORTFOLIO
                                 A PORTFOLIO OF
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 11, 2001

     TO THE SHAREHOLDERS OF CLIPPER FOCUS PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Special Meeting") of Clipper Focus Portfolio ("Clipper Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), will be held at the offices of the the UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time, for the following purposes:

     1. To approve the transfer of a portfolio of UAM Funds, Clipper Portfolio, into PBHG Funds as a new portfolio named PBHG Clipper Focus Fund ("PBHG Focus Fund"). This action requires shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Clipper Portfolio and PBHG Funds acting on behalf of PBHG Focus Fund.

          Pursuant to the Agreement, all of the assets of Clipper Portfolio (other than those required to discharge Clipper Portfolio's obligations) will be transferred to PBHG Focus Fund. Upon such transfer, PBHG Funds will issue shares of PBHG Focus Fund to Clipper Portfolio. Clipper Portfolio will then make a liquidating distribution of the PBHG Focus Fund shares so received to shareholders of Clipper Portfolio. Each shareholder of Clipper Portfolio will receive a number of PBHG Focus Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Clipper Portfolio. As soon as reasonably practicable after the transfer of its assets, Clipper Portfolio will pay or make provision for payment of all its liabilities. Clipper Portfolio will then terminate its existence as a separate series of UAM Funds.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

     Shareholders of record as of the close of business on October 12, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF UAM FUNDS AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO GRANT A PROXY TO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE INTERNET AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO UAM FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                     LINDA T. GIBSON
                                                     SECRETARY
October  ___, 2001

                             CLIPPER FOCUS PORTFOLIO
                                 A PORTFOLIO OF
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            TOLL FREE: (877) 826-5465

                             PBHG CLIPPER FOCUS FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: October ___, 2001

     This document is being furnished to you in connection with the Special Meeting of Shareholders of Clipper Focus Portfolio ("Clipper Portfolio"), an investment portfolio of UAM Funds Trust ("UAM Funds"), to be held on December 11, 2001 (the "Special Meeting"). At the Special Meeting you will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Clipper Portfolio and PBHG Funds acting on behalf of PBHG Clipper Focus Fund ("PBHG Focus Fund"). The Agreement provides for the combination of Clipper Portfolio with PBHG Focus Fund. THE BOARD OF TRUSTEES OF UAM FUNDS HAS UNANIMOUSLY APPROVED THE AGREEMENT AS BEING IN THE BEST INTEREST OF CLIPPER PORTFOLIO SHAREHOLDERS.

     PBHG Focus Fund is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of Clipper Portfolio and PBHG Focus Fund are the same. Each seeks long-term growth of capital. Pacific Financial Research, Inc. ("Pacific Financial"), serves as investment adviser to Clipper Portfolio. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), will serve as investment adviser and Pacific Financial will serve as sub-adviser to PBHG Focus Fund. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before voting on the Agreement. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

     The current Prospectus of Clipper Portfolio, dated July 30, 2001 (the "Clipper Portfolio Prospectus"), together with the related Statement of Additional Information also dated July 30, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The current prospectus of PBHG Focus Fund dated October ___, 2001 ("PBHG Focus Fund Prospectus") and the related Statement of Additional Information also dated October ___, 2001 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available without charge upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051. A copy of the PBHG Focus Fund prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at HTTP://WWW.SEC.GOV that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about UAM Funds and PBHG Funds. You can obtain additional information about Clipper Portfolio at HTTP://WWW.UAM.COM and PBHG Focus Fund at HTTP://WWW.PBHGFUNDS.COM.


     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            [END OF FRONT COVER PAGE]

                                [BACK COVER PAGE]

                                 UAM FUNDS TRUST

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY .......................................................................2
         The Reorganization....................................................2
         Reasons for the Reorganization........................................2
         Comparison of PBHG Focus Fund and Clipper Portfolio...................4

RISK FACTORS...................................................................6

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.................7
         Investment Objectives.................................................7
         Investment Policies...................................................7
         PBHG Focus Fund Portfolio Management..................................8

ADDITIONAL INFORMATION ABOUT THE AGREEMENT.....................................8
         Terms of the Reorganization...........................................8
         The Reorganization....................................................8
         Board Considerations..................................................9
         Other Terms..........................................................10
         Federal Tax Consequences.............................................11
         Accounting Treatment.................................................13

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................13
         Investment Management................................................13
         Rights of Shareholders...............................................14
         Information Incorporated by Reference................................14

OWNERSHIP OF CLIPPER PORTFOLIO SHARES.........................................15
         Significant Holders..................................................15
         Ownership of Trustees and Officers...................................15

CAPITALIZATION................................................................15

LEGAL MATTERS.................................................................16

FINANCIAL STATEMENTS..........................................................16

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................16

ACTION REQUESTED..............................................................17

APPENDIX I..................................Agreement and Plan of Reorganization
APPENDIX II.............................................Prospectus of PBHG Funds

                               [END OF BACK COVER]

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by UAM Funds Board of Trustees for use at the Special Meeting of Shareholders of Clipper Portfolio to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennslyvania 19456, on December 11, 2001, at 10:00 a.m., Eastern time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

     We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of ______________________ to assist in the solicitation of proxies. We estimate that the cost of shareholder solicitation will be approximately $___________. Those costs will be paid by Pilgrim Baxter.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of thirty percent of the outstanding shares of Clipper Portfolio entitled to vote at the Special Meeting will constitute a quorum. At the Special Meeting, a quorum being present, approval of the combination of Clipper Portfolio and PBHG Focus Fund (the "Reorganization") requires the affirmative vote of a majority of the shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will be considered votes against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of UAM Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may revoke your proxy by requesting a ballot and voting in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 12, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding _______________ shares of Clipper Portfolio. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about October __, 2001.

                                     SUMMARY

THE REORGANIZATION

     The Reorganization will result in the combination of Clipper Portfolio with PBHG Focus Fund. Clipper Portfolio is a portfolio of UAM Funds, a Delaware business trust. PBHG Focus Fund is a newly created portfolio of PBHG Funds, a Delaware business trust.

     If the shareholders of Clipper Portfolio approve the Agreement and other closing conditions are satisfied, all of the assets of Clipper Portfolio (other than those required to discharge Clipper Portfolio's obligations) will be transferred to PBHG Focus Fund. Upon such transfer, PBHG Funds will issue shares of PBHG Focus Fund to Clipper Portfolio. Clipper Portfolio will then make a liquidating distribution of the PBHG Focus Fund shares so received to shareholders of Clipper Portfolio. Each shareholder of Clipper Portfolio will receive a number of PBHG Focus Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Clipper Portfolio. As soon as reasonably practicable after the transfer of its assets, Clipper Portfolio will pay or make provision for payment of all its liabilities. Clipper Portfolio will then terminate its existence as a separate series of UAM Funds. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Shareholders will not pay any sales charge for shares of PGHG Focus Fund received in connection with the Reorganization. UAM Funds and PBHG Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement - Federal Tax Consequences" below.

     PBHG Focus Fund is a non-diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

REASONS FOR THE REORGANIZATION

     The Board of Trustees of UAM Funds, including each of the independent trustees, has determined that the reorganization of Clipper Portfolio into PBHG Focus Fund is in the best interests of Clipper Portfolio and its shareholders and that the interests of Clipper Portfolio shareholders will not be diluted as a result of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings Inc. ("OMH"). OMH controls the investment adviser of Clipper Portfolio, Pacific Financial, and the investment adviser of PBHG Focus Fund, Pilgrim Baxter. A review and evaluation of Clipper Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. Pilgrim Baxter and Pacific Financial proposed the combination of Clipper Portfolio and PBHG Focus Fund because they believe that the greater market presence and analyst coverage of the PBHG Funds could result in increased sales of shares of Clipper Portfolio if it were a part of PBHG Funds. Accordingly, PBHG Focus Fund was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and Pacific Financial as its sub-adviser. If the Reorganization is not approved by shareholders, other alternatives for Clipper Portfolio may be proposed to the Board of Trustees.

     The PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $_________ billion in assets under management. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from the PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. PBHG Funds intends to make shares of PBHG Focus Fund available for purchase through each of these channels and believes that the historical performance track record of Clipper Portfolio combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

     In evaluating the proposed Reorganization, the UAM Fund Board of Trustees considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o    The continuity of investment management.

     o The potential for greater operating efficiencies of the combined funds.

     o    The tax-free nature of the Reorganization for income tax purposes.

     o The undertaking by Pilgrim Baxter to reimburse Clipper Portfolio for the expenses it incurs in connection with the Reorganization.

     o    The comparative expenses of the two funds.

     After considering these factors, the Board of Trustees concluded that the proposed Reorganization is the best alternative to assure the long-term survival of the investment discipline of the Clipper Portfolio for shareholders. Although the operating expenses of PBHG Focus Fund will initially be the same as those of Clipper Portfolio, total operating expenses may increase in September, 2002. However, the increased assets associated with sales of additional shares is expected to benefit Clipper Portfolio shareholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management. Clipper Portfolio shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds.

     For additional information concerning the deliberations of the Board of Trustees on the Agreement see "Additional Information About the Agreement."

COMPARISON OF PBHG FOCUS FUND AND CLIPPER PORTFOLIO

     INVESTMENT OBJECTIVE AND POLICIES

     PBHG Focus Fund was created to facilitate the Reorganization. The investment objective of PBHG Focus Fund is the same as that of Clipper Portfolio. Each seeks long-term growth of capital.

     PBHG Focus Fund will follow the same investment strategies Clipper Portfolio uses to seek to achieve its investment objective. PBHG Focus Fund invests for the long-term in equity securities of companies whose share price trades below the estimate of their intrinsic made by Pacific Financial, the fund's sub-adviser.

     INVESTMENT ADVISORY SERVICES

     Pacific Financial is the investment adviser to Clipper Portfolio. Pilgrim Baxter will serve as investment adviser to PBHG Focus Fund and Pacific Financial will serve as the sub-adviser to PBHG Focus Fund. Pilgrim Baxter and Pacific Financial expect that the same team of investment professionals that manages Clipper Portfolio will continue to manage PBHG Focus Fund after the Reorganization. For more information concerning the investment advisory services provided to PBHG Focus Fund by Pilgrim Baxter and Pacific Financial and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

     SALES CHARGES

     No sales charges are applicable to the Reorganization.

     PERFORMANCE

     Average total returns for the periods indicated for shares of Clipper Portfolio are shown below. PBHG Focus Fund has the same investment objective and policies as Clipper Portfolio but has not commenced business operations. After the combination, the assets of Clipper Portfolio will be invested in the same manner by the same portfolio managers. It is expected that the performance of PBHG Focus Fund will be the same as Clipper Portfolio. Past performance cannot guarantee comparable future results.

                                                     CLIPPER PORTFOLIO
                                                          SHARES
                                                          ------
         1 Year Ended December 31, 2000                   44.29%
         Since Inception(1)                               24.84%

----------
(1)  Inception date for Clipper Portfolio is September 10, 1998.

     OPERATING EXPENSES

     The funds are a no-load investment, which means there are no fees and charges to buy or sell their shares, to reinvest dividends or to exchange into other funds.

     The funds' annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the funds' annual operating expenses. Information on the annual operating expenses of Clipper Portfolio, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of PBHG Focus Fund, giving effect to the Reorganization, are also provided.


                                                                PBHG FOCUS FUND
                                  CLIPPER PORTFOLIO                PRO FORMA
                                  -----------------                ---------

Management Fees                             1.00%                       1.00%

Other Expenses                              0.40%                       0.44%
                                        --------                    --------

Total Annual Fund
Operating Expenses                          1.40%                       1.44%
                                        --------                    --------

Fee waiver and/or
expense reimbursement                      --(1)                        0.04%(2)
                                        --------                    --------

Net expenses                                1.40%                       1.40%
                                        ========                    ========


(1) Pacific Financial has voluntarily agreed to limit the expenses of Clipper Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40% of its average daily net assets. Pacific Financial may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement Clipper Portfolio may have that would reduce its custodian fee based on the amount of cash it maintains with its custodian.

(2) Pilgrim Baxter has contractually agreed to limit the expenses of PBHG Focus Fund until September 26, 2002, to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40% of its average daily net assets.

     HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                ONE           THREE            FIVE            TEN
                                                YEAR          YEARS           YEARS           YEARS
                                                ----          ----            -----           -----
   Clipper Portfolio                           $143           $443             $766          $1,680
   PBHG Focus Fund Pro Forma                   $144           $453             $784          $1,724

     DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Clipper Portfolio are distributed by Funds Distributor, Inc. Shares of PBHG Focus Fund are distributed by PBHG Fund Distributors.

     Clipper Portfolio and PBHG Focus Fund have substantially similar policies and procedures with respect to the purchase and redemption of shares, and the pricing of fund shares. UAM Funds and PBHG Funds generally permit exchanges between like classes of shares of all of their funds. For both UAM Funds and PBHG Funds an exchange of fund shares generally is taxable for federal income tax purposes. Both UAM Funds and PBHG Funds permit systematic withdrawals from their funds. If you have a systematic withdrawal plan in effect for Clipper Portfolio, it will automatically be carried over to PBHG Focus Fund.

     The PBHG Focus Fund Prospectus attached to this Proxy Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for PBHG Focus Fund.

     FURTHER INFORMATION

     Additional information concerning PBHG Focus Fund is contained in this Proxy Statement/Prospectus and in the PBHG Focus Fund Prospectus that is attached hereto as Appendix II. Further information concerning Clipper Portfolio can also be found in the Clipper Portfolio Prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS

     Because Clipper Portfolio and PBHG Focus Fund have the same investment objective and policies, the risks of an investment in the funds are the same. The risks associated with ownership of PBHG Focus Fund shares are described below.

     The value of your investment in the PBHG Focus Fund may go down, which means you could lose money. The price of the securities PBHG Focus Fund owns will fluctuate. These price movements may occur because of changes in the financial markets, company's individual situation or industry changes.

     PBHG Focus Fund is non-diversified, which means that it invests a higher percentage of its assets in a limited number of stocks, as compared to a diversified fund. As a result, the price charge of a single security has a greater impact on PBHG Focus Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

     PBHG Focus Fund may invest in the stocks of companies in special situations where Pacific Financial believes the value of the securities will appreciate due to unique circumstances. Special situations often involve much greater risk that is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

     Although PBHG Focus Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

     For additional information on risks involved in investing in specific securities, see "More About the Funds - Risks and Returns" in PBHG Focus Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of Clipper Portfolio and PBHG Focus Fund are the same. Each seeks long-term growth of capital.

INVESTMENT POLICIES

     PBHG Focus Fund has adopted the same investment policies as Clipper Portfolio. The investment policies of PBHG Focus Fund are described below.

     PBHG Focus Fund seeks to invest for the long-term in equity securities of companies whose share price trades below an estimate of their intrinsic value made by the fund's sub-adviser, Pacific Financial. Based upon extensive fundamental research, Pacific Financial prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. Pacific Financial adds companies to PBHG Focus Fund when their share prices trade below Pacific Financial's estimate of intrinsic value and sells companies when their share prices reach the estimate of intrinsic value.

     PBHG Focus Fund, which is a "non-diversified" mutual fund, generally contains between 15 to 35 stocks. It will generally hold its investment in a particular company for an extended period. Pacific Financial expects to invest fully the assets of the fund. Consequently, Pacific Financial generally expects cash reserves to be less than 5% of the total assets of the PBHG Focus Fund.

     PBHG Focus Fund may invest in special situations. A special situation arises when Pacific Financial believes the securities of a particular company will appreciate in value within a reasonable period of time because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

     o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints.

     o Material litigation, technological breakthroughs or temporary production or product introduction problems.

     o Natural disaster, sabotage or employee error and new management or management policies.

     Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

     PBHG Focus Fund invests like a long-term business partner would invest - it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. Pacific Financial's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors Pacific Financial considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. Pacific Financial's analysis gives little weight to current dividend income.

     The annual turnover rate for the investments Clipper Portfolio made for the fiscal period ended April 30, 2001 was 111%. Because PBHG Focus Fund has investment policies that are similar to those of Clipper Portfolio and expects to be managed by the same team of investment professionals that manages Clipper Portfolio, the turnover rate for PBHG Focus Fund will likely be similar to that of Clipper Portfolio. A similar turnover rate will result in higher transaction costs for, and may result in additional taxes for shareholders of, PBHG Focus Fund.

PBHG FOCUS FUND PORTFOLIO MANAGEMENT

     A team of Pacific Financial's investment professionals has primary responsibility for the day-to-day management of PBHG Focus Fund. For more information on the composition of the team managing the fund, please see the Statement of Additional Information.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the UAM Funds Board of Trustees concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Pursuant to the Agreement, all of the assets of Clipper Portfolio (other than those required to discharge Clipper Portfolio's obligations) will be transferred to PBHG Focus Fund. Upon such transfer, PBHG Funds will issue shares of PBHG Focus Fund to Clipper Portfolio. Clipper Portfolio will then make a liquidating distribution of the PBHG Focus Fund shares so received to shareholders of Clipper Portfolio. Each shareholder of Clipper Portfolio will receive a number of PBHG Focus Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Clipper Portfolio. As soon as reasonably practicable after the transfer of its assets, Clipper Portfolio will pay or make provision for payment of all its liabilities. Clipper Portfolio will then terminate its existence as a separate series of UAM Funds.

     Consummation of the Reorganization (the "Closing") is expected to occur on December 14, 2001 at 4:30 p.m., Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

BOARD CONSIDERATIONS

     The Board of Trustees of UAM Funds has determined that the Reorganization of Clipper Portfolio is in the best interests of Clipper Portfolio and its shareholders and that the interests of Clipper Portfolio shareholders will not be diluted as a result of the Reorganization. The Board of Trustees recommends approval of the Agreement by the shareholders of Clipper Portfolio at the Special Meeting. A summary of the information that was presented to, and considered by, the UAM Funds Board of Trustees in making its determination is provided below.

     Pacific Financial and Pilgrim Baxter proposed the Reorganization at a meeting of the UAM Funds Board of Trustees held on September 7, 2001. Pilgrim Baxter provided the Trustees written materials that contained information concerning Clipper Portfolio and PBHG Focus Fund, including comparative fee and expense information, a comparison of the investment objectives and policies and pro forma expense ratios. The Trustees also examined information concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     Old Mutual plc, a financial services group based in the United Kingdom, recently acquired control of UAM, which changed its name to OMH. OMH controls Pilgrim Baxter and Pacific Financial. Certain officers of OMH are officers of Clipper Portfolio. A review and evaluation of Clipper Portfolio, along with other mutual funds advised by affiliates of OMH, was initiated after that acquisition. The Reorganization was proposed because Pilgrim Baxter and Pacific Financial believe that the Reorganization will provide benefits to the shareholders of Clipper Portfolio. PBHG Funds have a greater market presence and enjoy greater analyst coverage than Clipper Portfolio. As a result, Pilgrim Baxter and Pacific Financial believe that PBHG Focus Fund has a greater potential to attract new assets through sales of additional shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for shareholders. Larger asset size would also provide a more stable basis for Pacific Financial because redemption requests would have a smaller impact. Clipper Portfolio shareholders may also benefit from the ability to exchange shares of PBHG Focus Fund for shares of the other investment portfolios of PBHG Funds, which currently number seventeen.

     In considering the Reorganization, the UAM Fund Board noted that PBHG Focus Fund was created to facilitate the transaction and has the same investment objective and policies as Clipper Portfolio. Pacific Financial will serve as sub-adviser to PBHG Focus Fund, so the assets of Clipper Portfolio will continue to benefit from experience and expertise of the current portfolio managers. The Board concluded that the proposed Reorganization is the best alternative to assure that the investment discipline of Clipper Portfolio will continue to be available to shareholders.

     The UAM Funds Board also considered that at least until September 26, 2002, shareholders of Clipper Portfolio will be able to continue their investment in PBHG Focus Fund without any increase in fees from those charged by Clipper Portfolio. Thereafter, however, the Board noted that absent a material increase in PBHG Focus Fund's assets and the continuation of fee waivers by Pilgrim Baxter, that fund's total annual expense ratio could exceed the current expense ratio of Clipper Portfolio by 0.04%.

     The UAM Funds Board noted that the Reorganization has been structured in a way so that Clipper Portfolio shareholders will not recognize a gain or loss for federal income tax purposes. The Board also considered the fact that Pilgrim Baxter has agreed to reimburse Clipper Portfolio for the expenses it incurs in connection with the Reorganization.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under Federal and state law, the UAM Funds Board of Trustees unanimously determined that the proposed Reorganization was in the best interests of Clipper Portfolio and its shareholders and that the interests of Clipper Portfolio shareholders will not be diluted as a result of the Reorganization. Accordingly, the UAM Board of Trustees recommended approval of the Reorganization at the Special Meeting.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of UAM Funds and PBHG Funds. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of UAM Funds and PBHG Funds has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of UAM Funds and PBHG Funds pursuant to the Agreement with respect to Clipper Portfolio or PBHG Focus Fund are subject to various conditions, including the following:

     o PBHG Fund's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o the shareholders of Clipper Portfolio shall have approved the Agreement; and

     o UAM Funds and PBHG Funds shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Clipper Portfolio, PBHG Focus Fund or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned by either UAM Funds or PBHG Funds at any time by mutual agreement of UAM Funds and PBHG Funds, or by either party in the event that Clipper Portfolio shareholders do not approve the Agreement or if it reasonably appears that any other condition to Closing cannot be met.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o no gain or loss will be recognized by Clipper Portfolio upon the transfer of its assets to PBHG Focus Fund;

     o no gain or loss will be recognized by any shareholder of Clipper Portfolio upon the exchange of shares of Clipper Portfolio solely for shares of PBHG Focus Fund;

     o the tax basis of the shares of PBHG Focus Fund to be received by a shareholder of Clipper Portfolio will be the same as the tax basis of the shares of Clipper Portfolio surrendered in exchange therefor;

     o the holding period of the shares of PBHG Focus Fund to be received by a shareholder of Clipper Portfolio will include the holding period for which such shareholder held the shares of Clipper Portfolio exchanged therefor, provided that such shares of Clipper Portfolio are capital assets in the hands of such shareholder as of the Closing;

     o no gain or loss will be recognized by PBHG Focus Fund on the receipt of assets of Clipper Portfolio in exchange for shares of PBHG Focus Fund and PBHG Focus Fund's assumption of Clipper Portfolio's liabilities;

     o the tax basis of the assets of Clipper Portfolio in the hands of PBHG Focus Fund will be the same as the tax basis of such assets in the hands of Clipper Portfolio immediately prior to the Reorganization; and

     o the holding period of the assets of Clipper Portfolio to be received by PBHG Focus Fund will include the holding period of such assets in the hands of Clipper Portfolio immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to UAM Funds and PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of UAM Funds and PBHG Funds upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     O there is no plan or intention of the shareholders of Clipper Portfolio who individually own 5% or more of shares of Clipper Portfolio and, to the best of UAM Funds' knowledge, there is no plan or intention of the remaining shareholders of Clipper Portfolio to redeem or otherwise dispose of any shares of PBHG Focus Fund to be received by them in the Reorganization (but redemptions and dispositions of shares of PBHG Focus Fund may occur in the future as a consequence of investment decisions unrelated to the Reorganization). UAM Funds does not anticipate dispositions of shares of Clipper Portfolio at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of Clipper Portfolio as a series of an open-end investment company. Consequently, UAM Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of Clipper Portfolio outstanding as of the Closing;

     o throughout the five-year period ending on the date of the Closing, Clipper Portfolio will have conducted its "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) in a substantially unchanged manner;

     o following the Reorganization, PBHG Focus Fund will conduct Clipper Portfolio's historic business in substantially the same manner that Clipper Portfolio conducted that business immediately before the Reorganization;

     o immediately following consummation of the Reorganization, PBHG Focus Fund will hold the same assets, except for assets distributed to shareholders of Clipper Portfolio in the course of its business as a "regulated investment company" ("RIC") under the Code and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that Clipper Portfolio held or was subject to immediately prior to the Reorganization. Assets used to pay
          (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of Clipper Portfolio as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by Clipper Portfolio after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets;


     o following the Reorganization, PBHG Focus Fund has no plan or intention to issue additional shares except for shares issued in the ordinary course of its business as a series of an open-end investment company; or to redeem or otherwise reacquire any shares of PBHG Focus Fund issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under the 1940 Act;


     o PBHG Focus Fund does not plan or intend to sell or otherwise dispose of any of the assets of Clipper Portfolio acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a RIC under the Code;

     o PBHG Focus Fund, Clipper Portfolio and the shareholders of Clipper Portfolio will pay their respective expenses, if any, incurred in connection with the Reorganization;

     o Clipper Portfolio is a "fund" as defined in Section 851(g)(2) of the Code; Clipper Portfolio qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the assets of Clipper Portfolio will be invested at all times through the Closing in a manner that ensures compliance with such requirements); and Clipper Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

     o immediately prior to the Closing, there will be no issued and outstanding shares in REIT Fund or any other securities issued by PBHG Funds on behalf of PBHG Focus Fund. PBHG Focus Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;



     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CLIPPER PORTFOLIO. CLIPPER PORTFOLIO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to PBHG Focus Fund of the assets of Clipper Portfolio will be the same as the book cost basis of such assets to Clipper Portfolio.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

     THE INVESTMENT ADVISER

     PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for PBHG Focus Fund. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for PBHG Focus Fund, make investment decisions and place orders to purchase and sell securities for PBHG Focus Fund, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of PBHG Focus Fund.

     In the interest of limiting the expenses of PBHG Focus Fund, Pilgrim Baxter has signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.40% of the average daily net assets of PBHG Focus Fund until September 26, 2002. After September 26, 2002, Pilgrim Baxter will contractually agree to limit the total expense ratio of PBHG Focus Fund to 1.50% of average daily net assets. Reimbursement by PBHG Focus Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after September 26, 2002, pursuant to this expense limitation agreement, may be made at a later time when PBHG Focus Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense rate of PBHG Focus Fund to exceed 1.50%.

     THE INVESTMENT SUB-ADVISER

     PBHG Funds, on behalf of PBHG Focus Fund, and Pilgrim Baxter have entered into a sub-advisory agreement with Pacific Financial. Pursuant to the sub-advisory agreement, Pacific Financial has agreed to manage the investment operations of PBHG Focus Fund and the composition of its investment portfolio, to provide supervision of PBHG Focus Fund investments, to determine the securities to be purchased or sold by PBHG Focus Fund and to place orders for the purchase and sale of such securities. For the services it provides, Pacific Financial is entitled to receive from Pilgrim Baxter a sub-advisory fee that will be equal to 0.40% of the average daily net assets of the fund.

RIGHTS OF SHAREHOLDERS

     UAM Funds and PBHG Funds are both Delaware business trusts. Generally, there will be no material differences between the rights of shareholders under the Agreement and the Declaration of Trust of UAM Funds and the rights of shareholders under the Agreement and Declaration of Trust of PBHG Funds.

INFORMATION INCORPORATED BY REFERENCE

     For more information with respect to PBHG Funds and PBHG Focus Fund concerning the following topics, please refer to the current prospectus of PBHG Focus Fund attached as Appendix II as indicated: (i) see the discussion "Fund Summaries - PBHG Clipper Focus Fund" for further information regarding PBHG Focus Fund performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Adviser" for further information regarding management of PBHG Focus Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

     For more information with respect to UAM Funds and Clipper Portfolio concerning the following topics, please refer to Clipper Portfolio's Prospectus as indicated: (i) see the discussion "How Has the Fund Performed" and "What Are the Fund's Fees and Expenses" for further information regarding Clipper Portfolio performance and expenses; (ii) see the discussion "What are the Fund's Principal Investment Strategies" and "Additional Information About the Fund - Investment Management" for further information regarding management of Clipper Portfolio; and (iii) see the discussion "Investing With the UAM Funds" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                      OWNERSHIP OF CLIPPER PORTFOLIO SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of October 12, 2001, to the knowledge of UAM Funds, owned of record 5% or more of the outstanding shares of Clipper Portfolio. UAM Funds has no knowledge of shares held beneficially.

                                CLIPPER PORTFOLIO

                                                                                                   PERCENT
                                                                                                  OWNERSHIP
                                                 NUMBER OF SHARES             PERCENT               AFTER
       NAME AND ADDRESS                               OWNED                  OWNERSHIP         REORGANIZATION
       ----------------                               -----                  ---------         --------------





OWNERSHIP OF TRUSTEES AND OFFICERS

     To the best of the knowledge of UAM Funds, the record and beneficial ownership of shares of Clipper Portfolio by Trustees and Officers of UAM Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.

                                 CAPITALIZATION

     The following tables set forth as of June 30, 2001 (i) the capitalization of PBHG Focus Fund shares, (ii) the capitalization of Clipper Portfolio shares, and (iii) the pro forma capitalization of PBHG Focus Fund shares as adjusted to give effect to the transactions contemplated by the Agreement.


                              PBHG FOCUS    CLIPPER PORTFOLIO      COMBINED
                             FUND SHARES          SHARES           PRO FORMA
                             -----------          ------           ---------


Net Assets                    $   100          $266,368,994      $266,369,094
Shares Outstanding                 10            16,483,736        16,483,746
Net Asset Value Per Share     $ 10.00          $      16.16      $      16.16

                                  LEGAL MATTERS

     Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of PBHG Focus Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning UAM Funds and its participation in the Reorganization will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

                              FINANCIAL STATEMENTS

     The annual  financial  statements  and financial  highlights of Clipper
Portfolio  for  the  period   ended   April 30,  2000  have  been  audited  by
PriceWaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm an an expert in accounting and auditing.


                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds and UAM Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds registration statement containing the current Prospectus and Statement of Additional Information for PBHG Focus Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the UAM Funds registration statement containing the current Prospectus and Statement of Additional Information for Clipper Portfolio is Registration No. 811-8544. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     PBHG Funds and UAM Funds are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds and UAM Funds (including the Registration Statement of PBHG Funds relating to PBHG Focus Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds, UAM Funds and other registrants that file electronically with the SEC.

                                ACTION REQUESTED

     You are being asked to approve the proposed combination of Clipper Portfolio with PBHG Focus Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus. The Board of Trustees of UAM Funds recommends that you vote FOR the proposal.

                                                                       EXHIBIT A

                               CLIPPER FOCUS FUND

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 22nd day of October, 2001, by and between UAM Funds Trust, a Delaware business trust ("UAM Funds"), on behalf of Clipper Focus Fund, a separate series of UAM Funds (the "Acquired Fund"), and PBHG Funds, a Delaware business trust ("PBHG Funds"), on behalf of PBHG Clipper Focus Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, to be issued in the manner described in Section
1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the shares of the Acquiring Fund received in the Reorganization to the shareholders of the Acquired Fund in the manner described in Section 1.3 below, (ii) the cancellation of all of the outstanding shares of the Acquired Fund, (iii) the liquidation of the Acquired Fund, and (iv) the termination of the Acquired Fund as a series of UAM Funds, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the Closing Date, UAM Funds on behalf of the Acquired Fund shall transfer all of the Acquired Fund's property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in
Section 8.2 hereof, to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary: (i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as the Board of Trustees of UAM Funds shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by UAM Funds to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets")

     In exchange for the transfer of the Acquired Fund Net Assets, PBHG Funds shall deliver to UAM Funds on behalf of the Acquired Fund, for distribution PRO RATA by UAM Funds to the Acquired Fund's shareholders as of the close of business on the Closing Date, a number of the PBHG Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund Net Assets attributable to the Institutional Class shares of the Acquired Fund, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the Closing Time. The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, UAM Funds shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

     1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

     1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute PRO RATA to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the shares of the Acquiring Fund received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of the liquidation and distribution set forth in this Section 1.3 is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the PRO RATA number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing shares of the Acquiring Fund in connection with such exchange.

     1.4 The Acquired Fund Shareholders holding certificates representing their ownership of shares of the Acquired Fund (collectively, the "Acquired Fund Shares") may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund on or before the Closing Date. On the Closing Date, any Acquired Fund Shares certificates that remain outstanding shall be deemed to be canceled. UAM Funds' transfer books with respect to the Acquired Fund Shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Shares certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all trust purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund share certificates.

     1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.6 As soon as practicable following the Liquidation Date, UAM Funds shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund as a series of UAM Funds in accordance with UAM Funds' Agreement and Declaration of Trust, as heretofore amended (the "Declaration of Trust").

2.   VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in each of the then-current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places.

     2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the net asset value per share of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by Pilgrim Baxter &

Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim Baxter"), in cooperation with SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"); provided, however, that all computations of value shall be subject to review by the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 14, 2001 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

     3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of assets, including all portfolio securities, and a list of outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or their custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of DST Systems, as the case may be (the "Shareholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholders' account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to each other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as each other Fund or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES OF UAM FUNDS TRUST AND THE ACQUIRED FUND

     UAM Funds, on behalf of the Acquired Fund, represents and warrants to PBHG Funds on behalf of the Acquiring Fund, as follows:

     4.1 UAM Funds is a business trust duly organized, validly existing and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. UAM Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. UAM Funds has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     4.2 UAM Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund is a separate series of UAM Funds for purposes of the 1940 Act.

     4.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of UAM Funds' Board of Trustees on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of UAM Funds, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 UAM Funds is not, and the execution, delivery, and performance of this Agreement by UAM Funds will not result, in violation of any provision of the Declaration of Trust or By-Laws of UAM Funds or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which UAM Funds or the Acquired Fund is a party or by which they are bound.

     4.5 The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Acquired Fund qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Subtitle A of the Code ("Subchapter M") for each taxable year since it commenced operations that has ended prior to the date hereof and will meet all the requirements for qualification as a RIC for its current taxable year as of the Closing Time (and the assets of the Acquired Fund will be invested at all times through the Closing Time in a manner that ensures compliance with the foregoing representation); the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Acquired Fund has made all distributions for each calendar year that has ended prior to the date hereof that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of each excise tax imposed for any such calendar year;

     4.6 The financial statements of the Acquired Fund for the fiscal year ended April 30, 2001, which were audited by the Acquired Fund's independent accountants, (copies of which have been furnished to the Acquiring Fund), and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of the Acquired Fund's operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

     4.7 The Prospectus of the Acquired Fund, dated July 30, 2001, and the corresponding Statement of Additional Information, dated July 30, 2001, do not contain untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to PBHG Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to UAM Funds or the Acquired Fund or any of their properties or assets. UAM Funds and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. UAM Funds and the Acquired Fund are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 UAM Funds has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

     4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, UAM Funds shall advise PBHG Funds and PBHG Fund Services in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     4.11 Since April 30, 2001, there has not been any material adverse change in the Acquiring Fund Fund's financial condition, assets, liabilities or business other than changes occurring the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund or UAM Funds of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus") and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement, referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to UAM Funds, the Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by UAM Funds or the Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

     4.16 The Acquired Fund is authorized to issue one class of shares, Institutional Class Shares. All of the issued and outstanding shares of the Acquired Fund are, and at the Closing

Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

     4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

     4.18 UAM Funds and the Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     4.19 The information to be furnished by UAM Funds or the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

5.   REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

     PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to UAM Funds on behalf of the Acquired Fund, as follows:

     5.1 PBHG Funds is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

     5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

     5.5 The Acquiring Fund will elect to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of Subtitle A of the Code.

     5.6 The Prospectus of the Acquiring Fund, and its Statement of Additional Information in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

     5.8 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as a investment company.

     5.9 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Funds' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     5.10 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.11 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of UAM Funds for inclusion or incorporation by reference therein as covered by UAM Funds' warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing
Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.12 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

     5.13 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to UAM Funds and DST Systems.

     5.14 The Acquiring Fund Shares to be issued and delivered to UAM Funds pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

     5.15 PBHG Funds and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     5.16 All information to be furnished by PBHG Funds to UAM Funds for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.17 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired or will be settled at a discount.

     5.18 The Acquiring Fund does not own, directly or indirectly, nor have they owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

6.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Trustees of UAM Funds shall call, and UAM Funds shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and UAM Funds shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

     6.3 UAM Funds and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.3 hereof.

     6.4 UAM Funds shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, PBHG Funds and UAM Funds each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     6.6 UAM Funds shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by UAM Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, UAM Funds shall furnish to PBHG Funds, in such form as is reasonably satisfactory to PBHG Funds, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by UAM Funds' Treasurer or Assistant Treasurer. UAM Funds covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 PBHG Funds, with the cooperation of UAM Funds and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy
Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special

Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. UAM Funds shall provide PBHG Funds with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. PBHG Funds and UAM Funds shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 UAM Funds shall deliver to PBHG Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF UAM FUNDS AND THE ACQUIRED FUND

     The obligations of UAM Funds and the Acquired Fund hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by PBHG Funds' Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Fund's Declaration of Trust and By-Laws and applicable law.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     7.5 PBHG Funds shall have furnished UAM Funds at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.10 hereof have been fulfilled.

     7.6 UAM Funds shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to UAM Funds or its counsel, and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquiring Fund to be delivered to UAM Funds, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed and delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Funds is registered as an investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to UAM Funds; and (d) shall state that such opinion is solely for the benefit of UAM Funds and its Board of Trustees and officers.

     7.7 UAM Funds shall have received an opinion of counsel to PBHG Funds addressed to UAM Funds in form reasonably satisfactory to it and dated as of the Closing Date, with respect to the matters specified in Section 8.9 hereof.

     7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of UAM Funds, contemplated by the SEC.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.12 UAM Funds shall have received from PBHG Funds all such documents which UAM Funds or its counsel may reasonably request.

     7.13 PBHG Funds shall have furnished UAM Funds on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

     7.14 DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to UAM Funds a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to UAM Funds that the Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund.

     7.15 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRING FUND

     The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of UAM Funds and the Acquired Fund Shareholders, and the termination of the Acquired Fund as a series of UAM Funds shall have been approved by the Board of Trustees of UAM Funds, in the manner required by UAM Funds' Declaration of Trust and By-Laws and applicable law.

     8.2 UAM Funds shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in
Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on UAM Funds' behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the net asset value of the Acquired Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of UAM Funds and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 UAM Funds and the Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     8.6 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.13 hereof have been fulfilled.

     8.7 UAM Funds shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 PBHG Funds shall have received an opinion or opinions of counsel to UAM Funds, in form reasonably satisfactory to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) UAM Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by UAM Funds; (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by UAM Funds and represent valid and binding contracts of UAM Funds, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of UAM Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by UAM Funds or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) UAM Funds is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to UAM Funds and the Acquired Fund with certain officers of UAM Funds and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to UAM Funds and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to UAM Funds or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and (d) shall state that such opinion is solely for the benefit of PBHG Funds and its Board of Trustees and officers.

     8.9 PBHG Funds shall have received an opinion of its counsel, in form reasonably satisfactory to it and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing Date: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code; (b) no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization; (c) no gain or loss will be recognized by the Acquiring Fund as a result of the Reorganization; (d) no gain or loss will be recognized by the Acquired Fund Shareholders on the distribution in complete liquidation of the Acquired Fund of the Acquiring Fund Shares in exchange for the Acquired

Fund Shares held by such Acquired Fund Shareholders; (e) the basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (f) the tax basis of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders will be the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor; (g) the holding period of the Acquiring Fund with respect to the assets received from the Acquired Fund in the Reorganization will include the period for which such assets were held by the Acquired Fund; (h) the holding period of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders will include the holding period for which such Acquired Fund Shareholders held the Acquired Fund Shares exchanged therefor provided that such Acquired Fund Shares are capital assets in the hands of such Acquired Fund Shareholders as of the Closing Date; and (i) subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Closing Date. In rendering such opinion, counsel may request and rely upon representations, contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquiring Fund and the Acquired Fund shall use their best efforts to make available such truthful certificates.

     8.10 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PBHG Funds, contemplated by the SEC.

     8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.13 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.15 UAM Funds shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date (and upon which counsel to PBHG Funds is expressly authorized to rely in rendering opinions as to the matters described in Section 8.9 hereof) to the effect that: (a) the Acquired Fund will tender for acquisition by the Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of its gross assets immediately prior to the Closing Date. For purposes of this certification, all of the following shall be considered as assets of the Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby; and (ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of its business and regular, normal dividends in the ordinary course of its business and not in excess of the distribution requirements of Section 852 of the Code); and (b) UAM Funds will distribute to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate the Acquired Fund as a series of UAM Funds; and (c) there is no current plan or intention any of its shareholders who own five percent (5%) or more of the Acquired Fund Shares, and to the best of UAM Funds' knowledge, there is no current plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the ownership of the Acquired Fund Shareholders of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date. For purposes of this certification: Acquired Fund Shares and the Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

     8.16 DST Systems, in its capacity as transfer agent for the Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of each class outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by UAM Funds' President.

     8.17 At the Closing Date, the registration of UAM Funds with the SEC with respect to the Acquired Fund shall be in full force and effect.

9.   FINDER'S FEES AND OTHER EXPENSES

     9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 PBHG Funds and UAM Funds shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Funds agree that none of the Funds has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by UAM Funds or the Acquired Fund of any such representation, warranty or covenant, the Acquired Fund, until the time of its liquidation and termination as a series of UAM Funds, and Pacific Financial Research, Inc. ("PFR"), jointly and severally shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either PBHG Funds or UAM Funds may at its option terminate this Agreement at or prior to the Closing Date because of:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

     (b) a condition precedent to the obligations of either has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either, UAM Funds or PBHG Funds, or their respective Boards of Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.

12.  INDEMNIFICATION

     12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, UAM Funds, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 UAM Funds, on behalf of the Acquired Fund until the time of its liquidation, and PFR, on a joint and several basis, shall indemnify, defend and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of PFR and UAM Fund (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM Funds and the Acquired Fund and PFR shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM Funds and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.  LIABILITY OF PBHG FUNDS AND UAM FUNDS

     13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     13.2 Each party acknowledges and agrees that all obligations of UAM Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of UAM Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other series of UAM Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Funds and UAM Funds; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Trustees of UAM Funds pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

UAM Funds Trust
c/o Old Mutual (US) Holdings Inc.
Attention:  Linda T. Gibson
One International Place
Boston, MA  02110


with copies to:

Audrey C. Talley
Drinker Biddle & Reath, LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103-6996


If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia,  PA  19103-7599

16.  FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     17.5 It is expressly understood and agreed that the obligations of UAM Funds and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees, shareholders, nominees, officers, agents or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.


Attest:                                    UAM FUNDS TRUST, on behalf of Clipper
                                           Focus Portfolio



----------------------------------         -----------------------------------
Linda T. Gibson, Secretary                 James F. Orr, III, President


Attest:                                    PBHG FUNDS, on behalf of PBHG Clipper
                                           Focus Fund



----------------------------------         -----------------------------------
John M. Zerr, Secretary                    Harold J. Baxter
                                           Chief Financial Officer


     Pacific Financial Research, Inc. hereby joins in this Agreement and agrees to be jointly and severally liable with the Clipper Focus Portfolio with respect to the matters described in Sections 10.2 and 12.

Attest:                                    PACIFIC FINANCIAL RESEARCH, INC.


By: ___________________________            By:  __________________________
Name: _________________________            Name:  ________________________
Title: ________________________            Title: ________________________

                          PBHG DISCIPLINED EQUITY FUND
                       PBHG IRA CAPITAL PRESERVATION FUND
                            PBHG NEW PERSPECTIVE FUND
                                 PBHG REIT FUND
                             PBHG CLIPPER FOCUS FUND
                           EACH A SERIES OF SHARES OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                        KANSAS CITY, MISSOURI 64121-9534
                            TOLL FREE: (800) 433-0051

                       STATEMENT OF ADDITIONAL INFORMATION


          Special Meeting of Shareholders of the following UAM Funds:
                          Analytic Enhanced Equity Fund
                       IRA Capital Preservation Portfolio
                          NWQ Special Equity Portfolio
                          Heitman Real Estate Portfolio
                             Clipper Focus Portfolio

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statements and Prospectuses dated October ___, 2001 of PBHG Funds (the "Trust") for use in connection with the Special Meetings of Shareholders (the "Special Meetings") of the following UAM
Funds: UAM Funds, Inc. II, including the shareholders of Analytic Enhanced Equity Fund; IRA Capital Preservation Portfolio; NWQ Special Equity Portfolio; Heitman Real Estate Portfolio; and Clipper Focus Portfolio, to be held on December 11, 2001. Analytic Enhanced Equity Fund, IRA Capital Preservation Portfolio, NWQ Special Equity Portfolio, Heitman Real Estate Portfolio and Clipper Focus Portfolio are referred to herein as the "UAM Portfolios." At the Special Meetings, shareholders of each of UAM Portfolios will be asked to approve the combination of their UAM Portfolio with an investment portfolio of the Trust as described in the Combined Proxy Statements and Prospectuses. Copies of the Combined Proxy Statements and Prospectuses may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-433-0051.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statements and Prospectuses.

     A Statement of Additional Information for the Trust dated October ___, 2001 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of the UAM Portfolios for their most recent fiscal years are attached hereto as Appendix II and are incorporated herein by this reference.

     The date of this Statement of Additional Information is October ___, 2001.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
DESCRIPTION OF PERMITTED INVESTMENTS...........................................2
TRUSTEES AND OFFICERS OF THE TRUST.............................................2
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS
  AND PLANS OF DISTRIBUTION....................................................2
PORTFOLIO TRANSACTIONS.........................................................2
DESCRIPTION OF SHARES..........................................................2
DETERMINATION OF NET ASSET VALUE...............................................2
TAXES .........................................................................2
PERFORMANCE ADVERTISING........................................................3
FINANCIAL INFORMATION..........................................................3

Appendix I  -  PBHG Funds Statement of Additional Information dated
                 October ___, 2001
Appendix II    UAM Funds Financial Statements

THE TRUST

This Statement of Additional Information relates to PBHG Funds, a Delaware business trust (the "Trust"), and its following investment portfolios: PBHG Disciplined Equity Fund; PBHG IRA Capital Preservation Fund; PBHG New Perspective Fund; PBHG REIT Fund; and PBHG Clipper Focus Fund (collectively, the "Funds"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are each separate series of shares of beneficial interest of the Trust. For further information concerning the history of the Trust see the heading "The Trust" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Funds adopted by the Trust's Board of Directors, see heading "Description of Permitted Investments" and "Investment Limitations" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Trust as well as stating their aggregate renumeration, see heading "Trustees and Officers of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "The Adviser," "The Sub-Advisers," "The Distributor," "The Administrator and Sub-Administrator" and "Other Service Providers" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, and for a description of the purchase and redemption procedures for the Trust's shares, see headings "Description of Shares" and "Purchases and Redemptions of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures see heading "Determination of Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Taxes" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PERFORMANCE ADVERTISING

For a description and quotation of certain performance data used by the Trust, see heading "Performance Advertising" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

Financial information is not presented for the Funds, as the Funds will not commence a public offering of their shares until the Reorganizations have been consummated and currently have no material assets.

Audited financial statements for the UAM Portfolios for their most recent fiscal years, and the report thereon by PriceWaterhouseCoopers LLP, independent auditors, are set forth in the Annual Reports to Shareholders listed below, which are incorporated by reference herein. Unaudited financial statements for the semi-annual periods indicated are set forth in the Semi-Annual Reports to Shareholders listed below, which are incorporated by reference herein. Copies of the Annual Reports to Shareholders and Semi-Annual Reports to Shareholders are attached as Appendix II to this Statement of Additional Information.

         Analytic Enhanced Equity Fund
               Semi-Annual Report dated June 30, 2001
               Annual Report dated December 31, 2000

         IRA Capital Preservation Portfolio
               Semi-Annual Report dated April 30, 2001
               Annual Report dated October 31, 2000

         NWQ Special Equity Portfolio
               Semi-Annual Report dated April 30, 2001
               Annual Report dated October 31, 2000

         Heitman Real Estate Portfolio
               Semi-Annual Report dated June 30, 2001
               Annual Report dated December 31, 2000

         Clipper Focus Portfolio
               Annual Report dated April 30, 2001

Pro forma financial statements are not presented as the UAM Portfolios are being combined with the newly created Fund which do not have material assets or any liabilities.

                                                                     Appendix I

                STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER ___, 2001

                                     TRUST:
                                   PBHG FUNDS

                                     FUNDS:
                                PBHG GROWTH FUND
                            PBHG EMERGING GROWTH FUND
                           PBHG NEW OPPORTUNITIES FUND
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT EQUITY FUND
                              PBHG CORE GROWTH FUND
                                PBHG LIMITED FUND
                             PBHG LARGE CAP 20 FUND
                            PBHG LARGE CAP VALUE FUND
                             PBHG MID-CAP VALUE FUND
                            PBHG SMALL CAP VALUE FUND
                             PBHG FOCUSED VALUE FUND
                             PBHG CASH RESERVES FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                        PBHG STRATEGIC SMALL COMPANY FUND
                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                          PBHG DISCIPLINED EQUITY FUND
                       PBHG IRA CAPITAL PRESERVATION FUND
                            PBHG NEW PERSPECTIVE FUND
                                 PBHG REIT FUND
                             PBHG CLIPPER FOCUS FUND

                               INVESTMENT ADVISER:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Funds named above. It should be read in conjunction with the Prospectus for the Funds' PBHG Class shares and Advisor Class shares dated October ___, 2001. The Prospectuses may be obtained without charge by calling 1-800-433-0051.

The Annual Report for each Fund, except for pages 1 through 7 thereof, is incorporated herein by reference and made a part of this document. The Annual Report may be obtained without charge by calling 1-800-433-0051.

--------------------------------------------------------------------------------
                                Table of Contents

--------------------------------------------------------------------------------
THE TRUST
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DESCRIPTION OF PERMITTED INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------
5% AND 25% SHAREHOLDERS
--------------------------------------------------------------------------------
THE ADVISER
--------------------------------------------------------------------------------
THE SUB-ADVISERS
--------------------------------------------------------------------------------
THE DISTRIBUTOR
--------------------------------------------------------------------------------
THE ADMINISTRATOR AND SUB-ADMINISTRATOR
--------------------------------------------------------------------------------
OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
PURCHASES AND REDEMPTIONS OF SHARES
--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE ADVERTISING
--------------------------------------------------------------------------------
COMPUTATION OF YIELD
--------------------------------------------------------------------------------
CALCULATION OF TOTAL RETURN
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through two separate classes, i.e., PBHG Class and Advisor Class (formerly the Trust Class) shares, which provide for differences in distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to both classes of shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds which they sub-advise.

--------------------------------------------------------------------------------
             SUB-ADVISER                                      FUNDS
--------------------------------------------------------------------------------
Pilgrim Baxter Value Investors, Inc.             Large Cap Value, Mid-Cap Value,
("Value Investors")                              Small Cap Value, Focused Value
                                                 and Strategic Small Company
                                                 Funds
--------------------------------------------------------------------------------
Wellington Management Company, LLP               Cash Reserves Fund
("Wellington Management")
--------------------------------------------------------------------------------
Analytic Investors, Inc. ("Analytic")            Disciplined Equity Fund
--------------------------------------------------------------------------------
Dwight Asset Management Company ("Dwight")       IRA Capital Preservation Fund
--------------------------------------------------------------------------------
NWQ Investment Management Company ("NWQ")        New Perspective Fund
--------------------------------------------------------------------------------
Heitman/PRA Securities Advisors LLC ("Heitman")  REIT Fund
--------------------------------------------------------------------------------
Pacific Financial Research, Inc. ("PFR")         Clipper Focus Fund
--------------------------------------------------------------------------------

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of its Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intend to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash

"exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Such Fund has established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Fund has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options which a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

Investment company shares that each Fund may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies; and

     o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap Value, Mid-Cap Value, Large Cap Value, Disciplined Equity, New Perspective and REIT Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o    The Fund must be able to terminate the loan at any time;

     o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     o The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o    Experience delays in recovering its securities.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Fund typically sells securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES.  A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

     o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves and IRA Capital Preservation Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Limited Fund, New Opportunities Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Core Growth Fund, Select Equity Fund, Focused Value Fund, Technology & Communications Fund, Global Technology & Communications Fund, Disciplined Equity Fund, New Perspective Fund and REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The Global Technology & Communications Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Global Technology & Communications Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund and Global Technology & Communications Fund are non-diversified, which means they will invest a higher percentage of their assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on each Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund and Global Technology & Communications Fund are concentrated, which means they will invest 25% or more of their total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund and Global Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund and Global Technology & Communications Fund invest may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

WRAPPER AGREEMENTS

Wrapper agreements are used in order to stabilize the NAV of the IRA Capital Preservation Fund. Each wrapper agreement obligates the wrapper provider to maintain the "book value" of a portion of the Fund's assets (covered assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the book value of the covered assets is their purchase price plus interest on the covered assets accreted at a rate specified in the wrapper agreement (crediting rate) less an adjustment to reflect any defaulted securities. The crediting rate used in computing book value is calculated by a formula specified in the wrapper agreement and is adjusted periodically. In the case of wrapper agreements purchased by the Fund, the crediting rate is the actual interest earned on the covered assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of the covered assets. As a result, while the crediting rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the covered assets. The crediting rate may also be impacted by defaulted securities and by increases and decreases of the amount of covered assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the crediting rate fall below zero percent under the wrapper agreements entered into by the Fund.

Wrapper providers are banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.10% to 0.25% per dollar of covered assets per annum.

Generally, under the terms of a wrapper agreement, if the market value (plus accrued interest on the underlying securities) of the covered assets is less than their book value at the time the covered assets are liquidated in order to provide proceeds for withdrawals of Fund interests resulting from redemptions of shares by Individual Retirement Account owners, the wrapper provider becomes obligated to pay to the Fund the difference. Conversely, the Fund becomes obligated to make a payment to the wrapper provider if it is necessary for the Fund to liquidate covered assets at a price above their book value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem shares.) Because it is anticipated that each wrapper agreement will cover all covered assets up to a specified dollar amount, if more than one wrapper provider becomes obligated to pay to the Fund the difference between book value and market value (plus accrued interest on the underlying securities), each wrapper provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser or sub-adviser in the wrapper agreement. Thus, the Fund will not have the option of choosing which wrapper agreement to draw upon in any such payment situation.

The terms of the wrapper agreements vary concerning when these payments must actually be made between the Fund and the wrapper provider. In some cases, payments may be due upon disposition of covered assets; other wrapper agreements provide for settlement of payments only upon termination of the wrapper agreement or total liquidation of the covered assets.

The Fund expects that the use of wrapper agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Fund less the expenses of the Fund. However, there can be no guarantee that the Fund will maintain a constant NAV or that any shareholder will realize the same investment return as might be realized by investing directly in the Fund assets other than the wrapper agreements. For example, a default by the issuer of a Fund security or a wrapper provider on its obligations might result in a decrease in the value of the Fund assets and, consequently, the shares. The wrapper agreements generally do not protect the Fund from loss if an issuer of Fund securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Fund securities. Furthermore, there can be no assurance that the Fund will be able at all times to obtain wrapper agreements. Although it is the current intention of the Fund to obtain such agreements covering all of its assets (with the exceptions noted), the Fund may elect not to cover some or all of its assets with wrapper agreements should wrapper agreements become unavailable or should other conditions such as cost, in the Adviser's or sub-adviser's sole discretion, render their purchase inadvisable.

If, in the event of a default of a wrapper provider, the Fund were unable to obtain a replacement wrapper agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the wrapper agreement is below book value. The combination of the default of a wrapper provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of maintaining a stable NAV. If the Board determines that a wrapper provider is unable to make payments when due, that Board may assign a fair value to the wrapper agreement that is less than the difference between the book value and the market value (plus accrued interest on the underlying securities) of the applicable covered assets and the Fund might be unable to maintain NAV stability.

Some wrapper agreements require that the Fund maintain a specified percentage of its total assets in short-term investments (liquidity reserve). These short-term investments must be used for the payment of withdrawals from the Fund and Fund expenses. To the extent the liquidity reserve falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to the replenishment of the liquidity reserve. The obligation to maintain a liquidity reserve may result in a lower return for the Fund than if these assets were invested in longer-term debt securities. The liquidity reserve required by all wrapper agreements is not expected to exceed 2-10% of the Fund's total assets.

Wrapper agreements may also require that the covered assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Fund will purchase wrapper agreements whose criteria in this regard are consistent with the Fund's investment objective and policies.

Wrapper agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Fund's ability to hold such downgraded securities.

Wrapper agreements are structured with a number of different features. Wrapper agreements purchased by the Fund are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the wrapper agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Fund enters into particular types of wrapper agreements depending upon their respective cost to the Fund and the wrapper provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating wrapper agreements of open-end maturity and hybrid wrapper agreements.

TYPES OF WRAPPER AGREEMENTS

NON-PARTICIPATING WRAPPER AGREEMENT. Under a non-participating wrapper agreement, the wrapper provider becomes obligated to make a payment to the Fund whenever the Fund sells covered assets at a price below book value to meet withdrawals of a type covered by the wrapper agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the wrapper provider whenever the Fund sells covered assets at a price above their book value in response to a Benefit Event. In neither case is the crediting rate adjusted at the time of the Benefit Event. Accordingly, under this type of wrapper agreement, while the Fund is protected against decreases in the market value of the covered assets below book value, it does not realize increases in the market value of the covered assets above book value; those increases are realized by the wrapper providers.

PARTICIPATING WRAPPER AGREEMENT. Under a participating wrapper agreement, the obligation of the wrapper provider or the Fund to make payments to each other typically does not arise until all of the covered assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the crediting rate.

HYBRID WRAPPER AGREEMENT. Under a hybrid wrapper agreement, the obligation of the wrapper provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the covered assets, after which time payment covering the difference between market value and book value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the crediting rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the crediting rate.

FIXED-MATURITY WRAPPER AGREEMENT. A fixed-maturity wrapper agreement terminates at a specified date, at which time settlement of any difference between book value and market value of the covered assets occurs. A fixed-maturity wrapper agreement tends to ensure that the covered assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the covered assets to the remaining life of the wrapper agreement.

EVERGREEN WRAPPER AGREEMENT. An evergreen wrapper agreement has no fixed maturity date on which payment must be made, and the rate of return on the covered assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity wrapper agreement, the rate of return on assets covered by an evergreen wrapper agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An Evergreen wrapper agreement may be converted into a fixed-maturity wrapper agreement that will mature in the number of years equal to the duration of the covered assets.

ADDITIONAL RISKS OF WRAPPER AGREEMENTS

In the event of the default of a wrapper provider, the Fund could potentially lose the book value protections provided by the wrapper agreements with that wrapper provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the covered assets thereunder is greater than their book value at the time of the default, because the wrapper provider would have no obligation to make payments to the Fund under those circumstances. In addition, the Fund may be able to obtain another wrapper agreement from another wrapper provider to provide book value protections with respect to those covered assets. The cost of the replacement wrapper agreement might be higher than the initial wrapper agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those covered assets is less than their book value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting wrapper provider. If the Fund were unable to obtain a replacement wrapper agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the wrapper agreement is below book value. The combination of the default of a wrapper provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of seeking to maintain a stable NAV.

With respect to payments made under the wrapper agreements between the Fund and the wrapper provider, some wrapper agreements, as noted in the Fund's prospectus, provide that payments may be due upon disposition of the covered assets, while others provide for payment only upon the total liquidation of the covered assets or upon termination of the wrapper agreement. In none of these cases, however, would the terms of the wrapper agreements specify which Fund securities are to be disposed of or liquidated. Moreover, because it is anticipated that each wrapper agreement will cover all covered assets up to a specified dollar amount, if more than one wrapper provider becomes obligated to pay to the Fund the difference between book value and market value (plus accrued interest on the underlying securities), each wrapper provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which wrapper agreement to draw upon in any such payment situation. Under the terms of most wrapper agreements, the wrapper provider will have the right to terminate the wrapper agreement in the event that material changes are made to the Fund's investment objectives or limitations or to the nature of the Fund's operations. In such event, the Fund may be obligated to pay the wrapper provider termination fees. The Fund will have the right to terminate a wrapper agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a wrapper agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some wrapper agreements may require that the duration of some portion of the Fund's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Fund.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund or PBHG REIT Fund.

     Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund have an investment policy to concentrate their investments in the group of industries within the technology and communications sectors, and because PBHG REIT Fund has an investment policy to concentrate in the real estate sector, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology and Communications Fund, or PBHG REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

6. A Fund may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Pilgrim Baxter Advised Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Fund.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Emerging Growth, Strategic Small Company, Small Cap Value, Mid-Cap Value, Large Cap Growth, Large Cap 20, Large Cap Value, Technology & Communications, Global Technology & Communications, Disciplined Equity and REIT Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for the fiscal year or period ended March 31, 2001 for each of the Funds is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Maryland. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser.

=================================================================================================================
                                 POSITION HELD WITH
NAME, ADDRESS, AND AGE                THE FUND               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
John R. Bartholdson                   Trustee        Chief Financial Officer and Director, the Triumph Group,
1255 Drummers Lane, Suite 200                        Inc. (manufacturing) since 1992.
Wayne, PA 19087
(56)

-----------------------------------------------------------------------------------------------------------------
Harold J. Baxter*                 Chairman of the    Chairman, Chief Executive Officer and Director, the
1400 Liberty Ridge Drive         Board and Trustee   Adviser since 1982.  Trustee, the Administrator since May
Wayne, PA  19087-5593                                1996.  Chairman, Chief Executive Officer and Director,
(55)                                                 Value Investors, since June 1996.  Trustee, PBHG Fund
                                                     Distributors since January 1998.  Director, UAM since 1996.

-----------------------------------------------------------------------------------------------------------------
Jettie M. Edwards                     Trustee        Consultant, Syrus Associates (business and marketing
76 Seaview Drive,                                    consulting firm) since 1986.  Trustee, Provident
Santa Barbara, California 93108                      Investment Counsel Trust (investment company) since
(54)                                                 1992.   Trustee, EQ Advisors Trust (investment company)
                                                     since 1997.

-----------------------------------------------------------------------------------------------------------------
Albert A. Miller                      Trustee        Senior Vice President, Cherry & Webb, CWT Specialty
7 Jennifer Drive                                     Stores since 1995-2000, Advisor and Secretary, the
Holmdel, New Jersey 07733                            Underwoman Shoppes Inc. (retail clothing stores) since
(67)                                                 1980.  Merchandising Group Vice President, R.H. Macy & Co.
                                                     (retail department stores), 1958-1995.  Retired.

-----------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                      President       President and Director, the Adviser since 1982.  Trustee,
1400 Liberty Ridge Drive                             the Administrator since May 1996.  President and Director,
Wayne, PA  19087                                     Value Investors since June 1996.
(60)

=================================================================================================================

=================================================================================================================
                                 POSITION HELD WITH
NAME, ADDRESS, AND AGE                THE FUND               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
=================================================================================================================
Lee T. Cummings                   Treasurer, Chief   Vice President, the Adviser since 2001 and Director of
1400 Liberty Ridge Drive         Financial Officer,  Mutual Fund Operations, the Adviser 1996-2001. President,
Wayne, PA  19087-5593                Controller      the Administrator since 1999 and Treasurer, the
(37)                                                 Administrator May 1996-1999.  President, the Distributor
                                                     since December 1998. Investment Accounting Officer,
                                                     Delaware Group of Funds (investment companies),
                                                     1994-1996.  Vice President, Fund/Plan Services, Inc.
                                                     (mutual fund administration), 1992-1994.

=================================================================================================================
John M. Zerr                     Vice President and  Senior Vice President, the Advisor since 2001 and General
1400 Liberty Ridge Drive             Secretary       Counsel and Secretary, the Adviser since November 1996.
Wayne, PA  19087-5593                                General Counsel and Secretary, Value Investors since
(39)                                                 November 1996.  General Counsel and Secretary, the
                                                     Administrator since January 1998.  General Counsel and
                                                     Secretary, PBHG Fund Distributors since January 1998.
                                                     Vice President and Assistant Secretary, Delaware
                                                     Management Company, Inc. (investment adviser) and the
                                                     Delaware Investments Funds (investment companies),
                                                     1995-1996.  Associate, Ballard Spahr Andrews & Ingersoll
                                                     (law firm), 1987-1995.

=================================================================================================================
Meghan M. Mahon                  Vice President and  Vice President and Assistant Secretary, the Adviser since
1400 Liberty Ridge Drive        Assistant Secretary  2001 and Counsel, the Adviser since April 1998. Counsel
Wayne, PA  19087                                     and Assistant Secretary, Value Investors since January
(33)                                                 2000. Counsel and Assistant Secretary, the Administrator
                                                     since January 2000. Vice President, Assistant Secretary
                                                     and Counsel, Delaware Management Company, Inc. (investment adviser) and the Delaware Investments Funds (investment
                                                     companies), 1997-1998.  Associate, Drinker Biddle & Reath,
                                                     LLP (law firm) 1994-1997.  Associate, McAleese, McGoldrick
                                                     & Susanin (law firm) 1993-1994.

=================================================================================================================
Stephen F. Panner               Assistant Treasurer  Fund Administration Manager, the Adviser since 2000. Fund
1400 Liberty Ridge Drive                             Accounting Manager, SEI Investments Mutual Fund Services,
Wayne, PA  19087-5593                                1997-2000, Fund Accounting Supervisor, SEI Investments
(30)                                                 Mutual Fund Services, 1995-1997. Fund Accountant, SEI
                                                     Investments Mutual Fund Services, 1993-1995.
=================================================================================================================

=================================================================================================================
                                 POSITION HELD WITH
NAME, ADDRESS, AND AGE                THE FUND               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
James R. Foggo                   Vice President and  Vice President and Assistant Secretary of the
One Freedom Valley Road Oaks,   Assistant Secretary  Sub-Administrator and SEI Investments Distribution Co.
PA  19456                                            since 1998.  Associate, Paul Weiss, Rifkind, Wharton &
(37)                                                 Garrison (law firm), 1998. Associate, Baker & McKenzie
                                                     (law firm), 1995-1998. Associate, Battle Fowler L.L.P.
                                                     (law firm), 1993-1995.

-----------------------------------------------------------------------------------------------------------------
Timothy D. Barto                Vice President and   Vice President and Assistant Secretary of SEI Investments
One Freedom Valley Road         Assistant Secretary  Co. and Vice President and Assistant Secretary of SEI
Oaks, PA 19456                                       Investments Mutual Fund Services and SEI Investments
(33)                                                 Distribution Co. since November 1999. Associate, Dechert
                                                     Price & Rhoads (law firm) 1997-1999. Associate, Richter,
                                                     Miller & Finn (law firm) 1994 to 1997.
-----------------------------------------------------------------------------------------------------------------

Each current Trustee of the Company received the following compensation during the fiscal year ended March 31, 2001:

--------------------------------------------------------------------------------------------------------
                                                PENSION OR
                                                RETIREMENT                           TOTAL
                             AGGREGATE          BENEFITS           ESTIMATED         COMPENSATION
                             COMPENSATION       ACCRUED AS PART    ANNUAL            FROM COMPANY
NAME OF PERSON,              FROM               OF COMPANY         BENEFITS UPON     AND COMPANY COMPLEX
POSITION                     COMPANY            EXPENSES           RETIREMENT        PAID TO TRUSTEES**
--------------------------------------------------------------------------------------------------------
John R. Bartholdson,          $47,500.00             N/A                N/A             $77,000.00
Trustee                                                                               for services on
                                                                                        two boards
--------------------------------------------------------------------------------------------------------
Harold J. Baxter,                 N/A                N/A                N/A                 N/A
Trustee*
--------------------------------------------------------------------------------------------------------
Jettie M. Edwards,            $47,500.00             N/A                N/A             $77,000.00
Trustee                                                                               for services on
                                                                                        two boards
--------------------------------------------------------------------------------------------------------
Albert A. Miller,             $47,500.00             N/A                N/A             $77,000.00
Trustee                                                                               for services on
                                                                                        two boards
--------------------------------------------------------------------------------------------------------

     * Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Company, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Company.

     ** Compensation expenses are allocated pro rata based on the relative net assets of the Funds included in the Company Complex.

                             5% AND 25% SHAREHOLDERS

As of September ___, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  ------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Fidelity Investments Institutional Operations Co
  As agent for certain employer benefit plans
  100 Magellan Way
  Covington, KY 41015-1999

  ------------------------------------------------------------------------------
  Putnam Fiduciary Trust Company
  FBO TRW Employee Stock Ownership & Savings Plan
  Putnam Investments DCPA-Location 40
  PO Box 9740
  Providence, RI 02940-9740

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122
  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  Chase Manhattan Bank
  New York State Deferred Compensation Plan
  Attention Gladstone Stephenson
  4 New York Plaza, Floor 2
  New York, NY 10004-2413

  ------------------------------------------------------------------------------
  PBHG CASH RESERVES FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Strategic Investors LLC
  c/o Securities Trading Group
  4111 E. 37th St. N
  Wichita, KS 67220-32035.30%

  ------------------------------------------------------------------------------
  Investec Ernst & Company
  088-22197-28
  One Battery Park Plaza
  New York, NY  10004-1405

  ------------------------------------------------------------------------------
  PBHG GROWTH FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Fidelity Investments Institutional Operations Co
  As agent for certain employer benefit plans
  100 Magellan Way
  Covington, KY 41015-1999

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  Connecticut General Life Insurance 401K Plan M-110
  350 Church Street
  PO Box 2975
  Hartford, CT 06104-2975

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  PBHG GROWTH FUND - ADVISOR CLASS

  ------------------------------------------------------------------------------
  The Travelers Insurance Company
  Attention: Roger Ferland
  1 Tower Square
  Hartford, CT 06183-0002

  ------------------------------------------------------------------------------
  Wilmington Trust Company
  FBO Allied Waste 401 (k) Plan
  PO Box 8971
  Wilmington, DE 19899-8971

  ------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND - ADVISOR CLASS

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  PBHG SELECT EQUITY FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122
  ------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND-ADVISOR CLASS

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  PBHG CORE GROWTH FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  PBHG LIMITED FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND - ADVISOR CLASS

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND - PBHG FUND

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  PBHG LARGE CAP VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Investor Services Corp.
  For the Exclusive Benefit of Customers
  55 Water St - 32nd Floor
  New York, NY 10041-3299

  ------------------------------------------------------------------------------
  PBHG LARGE CAP VALUE FUND - ADVISOR CLASS

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  PBHG MID-CAP VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  National Investor Services Corp
  For the exclusive benefit of our customers 55
  Water Street 32nd Floor
  New York, NY 10041-3299

  ------------------------------------------------------------------------------
  Donaldson Lufkin & Jenrette
  Transfer Department 5th Floor
  PO Box 2052
  Jersey City, NJ 07303-2052

  ------------------------------------------------------------------------------
  PBHG SMALL CAP VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Northern Trust Co
  FBO Arthur Anderson LLP US Profit Sharing and 401 (k) Trust
  PO Box 92956
  Chicago, IL 60675-2956

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  SMALL CAP VALUE FUND - ADVISOR CLASS

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  PBHG FOCUSED VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  Donaldson Lufkin & Jenrette
  Transfer Dept - 5th Floor
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  ------------------------------------------------------------------------------
  FTC & Company
  Attention Datalynx - House Account
  PO Box 173736
  Denver, Co 80217-3736

  ------------------------------------------------------------------------------
  PBHG NEW OPPORTUNITIES FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------
  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

  ------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------

* Data for predecessor UAM Funds.

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of each portfolio at September __, 2001, except that the Trustees and Officers collectively owned __% of the PBHG Cash Reserves Fund, ___% of the PBHG Focused Value Fund and ___% of the PBHG Small Cap Value Fund.

                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect to over $15.3 billion in assets as of June 30, 2001. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust (See the Prospectuses for a description of expenses borne by the Trust). From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Adviser Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Service Plan, if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

--------------------------------------------------------------------------------
               FUND                          FEE         EXPENSE LIMITATION
--------------------------------------------------------------------------------
GROWTH FUND                                 0.85%        1.50%
--------------------------------------------------------------------------------
EMERGING GROWTH FUND                        0.85%        N/A
--------------------------------------------------------------------------------
NEW OPPORTUNITIES FUND                      1.00%        1.50%
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                       0.75%        N/A
--------------------------------------------------------------------------------
SELECT EQUITY FUND                          0.85%        N/A
--------------------------------------------------------------------------------
CORE GROWTH FUND                            0.85%        1.50%
--------------------------------------------------------------------------------
LIMITED FUND                                1.00%        1.50%
--------------------------------------------------------------------------------
LARGE CAP 20 FUND                           0.85%        1.50%
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                        0.65%        1.50%
--------------------------------------------------------------------------------
MID-CAP VALUE FUND                          0.85%        1.50%
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                        1.00%        1.50%
--------------------------------------------------------------------------------
FOCUSED VALUE FUND                          0.85%        1.50%
--------------------------------------------------------------------------------
CASH RESERVES FUND                          0.30%        N/A
--------------------------------------------------------------------------------
TECHNOLOGY & COMMUNICATIONS FUND            0.85%        N/A
--------------------------------------------------------------------------------
STRATEGIC SMALL COMPANY FUND                1.00%        1.50%
--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY & COMMUNICATIONS FUND     1.50%        2.15%
--------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------
IRA CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------
NEW PERSPECTIVE FUND
--------------------------------------------------------------------------------
REIT FUND
--------------------------------------------------------------------------------
CLIPPER FOCUS FUND
--------------------------------------------------------------------------------

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement for these Funds until September 25, 2002. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed 1.50% (or 2.15% for the Global Technology & Communications
Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than 1.50% (or 2.15% for the Global Technology & Communications Fund); and
(iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

For the fiscal years and periods ended March 31, 1999, 2000 and 2001 each of the Funds paid or waived the following advisory fees:

------------------------------------------------------------------------------------------------------------------
          FUND                                  FEES PAID                              FEES WAIVED

------------------------------------------------------------------------------------------------------------------
                                 1999           2000          2001          1999           2000          2001
------------------------------------------------------------------------------------------------------------------
PBHG Growth                      $34,407,239    $32,748,339   43,148,656    $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth             $8,746,681     $7,263,497    8,680,397     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities           $15,512(1)     $1,418,924    1,512,665     $1,340(1)      $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth            $1,056,270     $1,148,240    2,726,947     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Select Equity               $2,394,153     $4,326,181    12,416,624    $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                 $972,422       $941,429      1,202,139     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Limited                     $1,399,136     $1,142,585    1,205,168     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                $3,317,545     $5,274,451    7,817,909     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value             $459,033       $245,217      880,294       $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value               $551,502       $364,163      1,021,571     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value             $1,023,869     $702,546      1,874,651     $0             $57,833       $0
------------------------------------------------------------------------------------------------------------------
PBHG Focused Value               $2,796(1)      $48,688       380,314       $2,796(1)      $2,849        $0
------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves               $393,152       $582,869      1,766,137     $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications $3,440,370     $12,141,268   22,046,737    $0             $0            $0
------------------------------------------------------------------------------------------------------------------
PBHG Global Technology &         *              *             1,006,581(2)  *              *             $0
Communications
------------------------------------------------------------------------------------------------------------------
PBHG Stragtegic Small Company    $730,370       $537,130      861,032       $27,500        $24,537       $0
------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(3)
------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(3)
------------------------------------------------------------------------------------------------------------------
PBHG New Perspective(3)
------------------------------------------------------------------------------------------------------------------
PBHG REIT Fund3
------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus Fund(3)
------------------------------------------------------------------------------------------------------------------

     *    Not in operation during the period.

     (1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

     (2) For the period May 31, 2000 (commencement of operations) through March 31, 2001.

     (3)  Data for predecessor funds, for which sub-adviser was the adviser.

                                THE SUB-ADVISERS

PILGRIM BAXTER VALUE INVESTORS, INC.

The Trust, on behalf of each of the PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, and the Adviser have entered into sub-advisory agreements (each, a "Sub-Advisory Agreement") with Value Investors, a wholly owned subsidiary of the Adviser. Each Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Value Investors is an indirect wholly owned subsidiary of Old Mutual.

Each Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the relevant Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations;
(ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of each Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. Each Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements for the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.50%, 0.65%, 0.85% and 0.30%, respectively.

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the PBHG Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the

Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid _____ at an annual rate of _____.

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.

Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Disciplined Equity Fund and a brief biographical description of each member.

  Manager                                   Experience
  ===========================================================================================================
  Harindra de Silva     EMPLOYMENT
                        -----------
                        4/98 to present     Analytic Investors, Inc., President
                        4/98 to present     Analytic/TSA Investors, Inc., President
                        10/96 to 4/98       Analytic Investors, Inc., Managing Director
                        5/95 to 10/96       Analytic Investors, Inc., Director of Research
                        10/97 to 4/98       Analytic/TSA Investors, Inc., Managing Director
                        1/99 to present     Analytic US Market Neutral, Ltd., Director
                        4/97 to 4/98        Analytic Optioned Equity Fund, President
                        4/86 to 3/98        Analysis Group (Economic Management Consultant), Principal
                                            AG Risk Management (Investment Management Consultant), President
                        5/93 to 3/98        Analytic Series Fund,  President

  Manager                                   Experience
  ===========================================================================================================
                        EDUCATION           Ph.D. in Finance from the University of California, Irvine
                        ---------           MBA in Finance and an MS in Economic Forecasting from the
                                                University of Rochester
                                            BS in Mechanical Engineering from the University of Manchester
                                                Institute of Science and Technology
                        OTHER               Chartered Financial Analyst
                        -----               Member of Association for Investment Management and Research
                                            Member of the American Finance Association
                                            Member of the International Association of Financial Analysts
  -----------------------------------------------------------------------------------------------------------
  Dennis M. Bein        EMPLOYMENT
                        ----------
                        8/95 to present     Analytic Investors, Inc., Portfolio Manager
                        8/95 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        1990 to 1998        Analysis Group, Inc. (Economic Management Consultant), Senior
                                                Associate
                        EDUCATION           MBA from the Anderson Graduate School of Management at the
                        ---------               University of California, Riverside
                                            Undergraduate studies in Business Administration from the
                                                Anderson Graduate School of Management at the University of
                                                California, Riverside
                        OTHER               Chartered Financial Analyst
                        -----               Member of Association for Investment Management and Research
                                            Member of the Institute of Chartered Financial Analysts
                                            Member of the Los Angeles Society of Financial Analysts
  -----------------------------------------------------------------------------------------------------------
  Greg McMurran         EMPLOYMENT
                        ----------
                        1/98 to present     Analytic Investors, Inc., Chief Investment Officer
                        2/96 to 1/98        Analytic Investors, Inc., Director and Portfolio Manager
                        10/97 to present    Analytic/TSA Investors, Inc., Chief Investment Officer
                        10/76 to 2/96       Analytic Investment Management, Senior Vice President and Senior
                                                Portfolio Manager
                        EDUCATION           MA in Economics at California State University, Fullerton
                        ---------           BS in Economics from the University of California, Irvine
  -----------------------------------------------------------------------------------------------------------
  Scott Barker          EMPLOYMENT
                        ----------
                        8/95 to present     Analytic Investors, Inc., Portfolio Manager
                        8/95 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        1993 to 1998        Analysis Group, Inc. (Economic Management Consultant), Research
                                                Analyst
                        EDUCATION
                        ---------           BA in Physics from Pomona College

                        OTHER
                        -----
                                            Chartered Financial Analyst
                                            Member of Association for Investment Management and Research
                                            Member of the Los Angeles Society of Financial Analysts
  -----------------------------------------------------------------------------------------------------------
  Robert Murdock, Ph.D. EMPLOYMENT
                        ----------
                        11/97 to present    Analytic Investors, Inc., Portfolio Manager
                        11/97 to present    Analytic/TSA Investors, Inc., Portfolio Manager
                        9/91 to 7/97        Anderson Graduate School of Management at the University of
                                                California, Los Angeles, Researcher.
                        9/89 to 8/91        Institute for Policy Reform, Manager

  Manager                                   Experience
  ===========================================================================================================
                        EDUCATION           Ph.D in management, Anderson Graduate School of Management at the
                        ---------               University of California, Los Angeles
                                            MA in Economics from the University
                                            of Pennsylvania MBA, Amos Tuck
                                            School of Business BS in economics
                                            and math from University of Wyoming
  -----------------------------------------------------------------------------------------------------------
  Douglas Savarese      EMPLOYMENT
                        ----------
                        8/96 to present     Analytic Investors, Inc., Portfolio Manager
                        8/96 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        11/97 to 10/98      Analysis Group (Economic Management Consultant), Senior Associate
                        EDUCATION           BA in Mathematics and BS in Business Studies from the Richard
                        ---------               Stockton College
  -----------------------------------------------------------------------------------------------------------
  Steven Sapra          EMPLOYMENT
                        ----------
                        9/99 to present     Analytic Investors, Inc., Portfolio Manager
                        9/99 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        7/97 to 8/99        BARRA, Inc., Consultant
                        EDUCATION           MA in economics, University of Southern California
                        ---------           BS in economics, California State Polytechnic University, Ponoma
  -----------------------------------------------------------------------------------------------------------

HEITMAN/PRA SECURITIES ADVISORS LLC

The Trust, on behalf of the PBHG REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid _____ at an annual rate of _____.

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies which offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as vice president of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the PBHG IRA Capital Preservation Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Dwight. The Sub-Advisory Agreement provides certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Dwight to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid _____ at an annual rate of _____.

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG IRA Capital Preservation Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

  Name and Title                                Experience
================================================================================
John K. Dwight,               Mr. Dwight has twenty-six years of stable value
President, Member of          investment experience and is a founding member of
Investment Committee          the Stable Value Investment Association. He
                              received his B. A. from the University of North
                              Carolina.
--------------------------------------------------------------------------------
Laura P. Dagan,               Ms. Dagan has twenty-one years of fixed income
Managing Director,            investment experience, with fourteen years of
Portfolio Management,         stable value investment experience with the
Member of Investment          adviser. She is a Founding Director and Past
Committee                     President of the Vermont Security Analysts Society
                              of the Association for Investment Management and
                              Research (AIMR). She received her B.S. from
                              Bucknell University. Ms. Dagan is a Chartered
                              Financial Analyst.
--------------------------------------------------------------------------------
David T. Kilborn,             Mr. Kilborn has eleven years of investment
Senior Vice President,        experience, with six years of stable value
Fixed Income, Member of       investment experience since joining the adviser in
Investment Committee          1995. Prior to that time, he was a Fixed Income
                              Securities Trader at Nations Banc Capital Markets,
                              Charlotte, North Carolina. He received his B.S.
                              from Trinity College. Mr. Kilborn is a Chartered
                              Financial Analyst.
--------------------------------------------------------------------------------
Eugene J. Diou, Jr.,          Mr. Diou, Jr. has nineteen years of stable value
Senior Vice President,        investment experience. Mr. Diou joined the adviser
Risk Management,              in 2000. Prior to that time, he was Director of
Chairman of Investment        Fixed Income at ICMA Retirement Corporation,
Committee                     Washington D. C. Prior to that, he was Fixed
                              Income Manager at Merrill Lynch, Somerville, New
                              Jersey. He received an M.B.A. in Finance from Fairleigh Dickinson University and his B.S. in
                              Accounting from the University of Maryland.

  Name and Title                                Experience
================================================================================
John M. Loud, Vice            Mr. Loud has twenty-six years of investment
President, Portfolio          banking experience and four years of stable value
Management                    investment experience since joining the adviser in
                              1997. Prior to joining Dwight, Mr. Loud was
                              self-employed as a consultant to various business
                              enterprises. He received his B.A. from the
                              University of North Carolina.
--------------------------------------------------------------------------------
Andrew D. Beaumier,           Mr. Beaumier has seven years of accounting and
Assistant Vice President,     public/private compliance experience and three
Portfolio Management          years stable value investment experience since
                              joining the adviser in 1998. Prior to that time,
                              he was employed by Howard Bank (banking) and
                              Gallagher & Flynn (accounting) in Burlington,
                              Vermont. He received his B.S. from Lyndon State
                              College.
--------------------------------------------------------------------------------

NWQ INVESTMENT MANAGEMENT COMPANY, INC.

The Trust, on behalf of the PBHG New Perspective Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with NWQ. The Sub-Advisory Agreement provides certain limitations on NWQ's liability, but also provides that NWQ shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates NWQ to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by NWQ at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, NWQ is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid _____ at an annual rate of _____.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the PBHG Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid _____ at an annual rate of _____.

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

Name and Title                                  Experience
-----------------------------------------------------------------------------------------------------
James Gipson, President,       o  Founded PFR in 1980
Portfolio Manager              o  Previous experience as a Consultant for McKinsey & Co.
                               o  Also served as a Portfolio Manager at Source Capital and
                                  Batterymarch Financial
                               o  Author of WINNING THE INVESTMENT GAME: A GUIDE FOR ALL SEASONS
                               o  Served as an officer in the U.S. Navy
                               o  BA and MA degrees in Economics with honors from the University of
                                  California, Los Angeles
                               o  MBA degree with honors from Harvard Business School
-----------------------------------------------------------------------------------------------------
DOUGLAS GREY, Vice             o  Joined PFR as an Analyst in 1986
President, Portfolio Manager   o  Served as a design analysis engineer for General Motors
                               o  BE, cum laude, in Mechanical/Materials Engineering and Economics from Vanderbilt University
                               o  MBA from University of Chicago

Name and Title                                  Experience
-----------------------------------------------------------------------------------------------------
PETER QUINN, Vice President,   o  Joined PFR in 1987 as a Research Associate
Portfolio Manager              o  BS degree in Finance from Boston College
                               o  MBA from the Peter F. Drucker School of Management at the
                                  Claremont Graduate School
-----------------------------------------------------------------------------------------------------
MICHAEL SANDLER, Vice          o  Joined PFR as an Analyst in 1984
President, Portfolio Manager   o  Served with International Harvester as a Manager of Asset
                                  Redeployment
                               o  Also served with Enterprise Systems, Inc. as a Vice President of
                                  Business Development
                               o  BA with distinction, MBA and JD degrees from the University of
                                  Iowa
-----------------------------------------------------------------------------------------------------
BRUCE VEACO, Vice President,   o  Joined PFR in 1986 as an Analyst
Portfolio Manager              o  Served as a CPA in the Los Angeles office of Price Waterhouse where he was an Audit Manager
                               o  BA with honors in Economics from the University of California,
                                  Los Angeles
                               o  MBA degree from Harvard Business School
-----------------------------------------------------------------------------------------------------


                                 THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated January 28, 2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

Under the Distribution Agreement, the Distributor is contractually required to continuously distribute the securities of the Trust. The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust, upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 1999, 2000 and 2001. The Growth, Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value and Technology & Communications Funds offer Advisor Class shares. For the fiscal year ended March 31, 2001, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those Funds.

          -----------------------------------------------------
          Growth Fund                             $283,516
          -----------------------------------------------------
          Large Cap Growth Fund                   $0
          -----------------------------------------------------
          Large Cap 20 Fund                       $0
          -----------------------------------------------------
          Large Cap Value Fund                    $0
          -----------------------------------------------------
          Small Cap Value Fund                    $0
          -----------------------------------------------------
          Technology & Communications Fund        $0
          -----------------------------------------------------


                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to July 16, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the predecessor of the Trust pursuant to a Sub-Administration Services Agreement dated July 1, 1996, as amended January 1, 2001 ("Former Agreement"). The Sub-Administrator's duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001 the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.040% of the first $2.5 billion, plus
(ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31, 1999, 2000 and 2001 each of the Funds paid the following administration fees:

-----------------------------------------------------------------------------------------------------------------
         FUND                                  FEES PAID                              FEES WAIVED

-----------------------------------------------------------------------------------------------------------------
                                  1999          2000          2001          1999          2000         2001
-----------------------------------------------------------------------------------------------------------------
PBHG Growth                       $6,054,219    $5,779,119    $7,614,469    $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth              $1,543,532    $1,281,794    $1,531,835    $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG New Opportunities            $2,327(1)     $212,839      $226,699      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth             $211,254      $229,648      $545,389      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Select Equity                $422,498      $763,444      $2,191,169    $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Core Growth                  $171,604      $166,135      $212,142      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Limited                      $209,870      $171,388      $180,775      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                 $585,449      $930,786      $1,379,631    $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value              $103,870      $56,588       $203,145      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                $97,324       $64,264       $180,277      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value              $153,580      $105,382      $272,523      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Focused Value                $493(1)       $8,592        $67,114       $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                $196,574      $292,681      $881,822      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications  $607,124      $2,142,577    $3,890,601    $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG GlobalTechnology &           *             *             $100,658(2)   *             *            $0
Communications
-----------------------------------------------------------------------------------------------------------------
PBHG Stragtegic Small Company     $109,556      $80,569       $124,491      $0            $0           $0
-----------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(3)
-----------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(3)
-----------------------------------------------------------------------------------------------------------------
PBHG New Perspective(3)
-----------------------------------------------------------------------------------------------------------------
PBHG REIT(3)
-----------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(3)
-----------------------------------------------------------------------------------------------------------------

     *    Not in operation during the period.

     (1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

     (2) For the period from May 31, 2001 (commencement of operations) through March 31, 2001.

     (3) Fees paid by predecessor Fund to Sub-Administrator under a separate contract that did not include the Trust.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. PBHG Shareholder Services, Inc. ("PBHG SSI"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between PBHG SSI and the Administrator. The principal place of business of PBHG SSI is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub- transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's Transfer Agent for providing these services to shareholders investing directly in the Trust.

CUSTODIANS

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust and each Fund other than the Global Technology & Communications Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the Global Technology & Communications Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution or other services which are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2001, 2000 and 1999, for each of the other Funds paid brokerage fees as follows:

=================================================================================================
                                                           TOTAL AMOUNT OF BROKERAGE
FUND                                                           COMMISSIONS PAID

                                              ---------------------------------------------------
                                                   1999             2000              2001
-------------------------------------------------------------------------------------------------
PBHG Growth                                     $4,483,812       $1,637,800         $2,264,121
-------------------------------------------------------------------------------------------------
PBHG Emerging Growth                            $1,199,910        $528,249           $331,748
-------------------------------------------------------------------------------------------------
PBHG New Opportunities                           $3,859(1)        $259,969            $84,220
-------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                            $153,260         $289,133           $842,087
-------------------------------------------------------------------------------------------------
PBHG Select Equity                               $189,316         $433,169          $1,380,422
-------------------------------------------------------------------------------------------------
PBHG Core Growth                                 $219,995         $303,739           $173,883
-------------------------------------------------------------------------------------------------
PBHG Limited                                     $123,471          $34,782            $43,800
-------------------------------------------------------------------------------------------------
PBHG Large Cap 20                                $452,760         $777,791          $1,255,405
-------------------------------------------------------------------------------------------------
PBHG Large Cap Value                             $795,638         $858,386          $4,277,442
-------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                              $1,099,445        $861,814           $927,327
-------------------------------------------------------------------------------------------------
PBHG Small Cap Value                             $769,954         $730,543          $1,104,827
-------------------------------------------------------------------------------------------------
PBHG Focused Value                              $14,330(1)        $131,357           $428,627
-------------------------------------------------------------------------------------------------
PBHG Cash Reserves                                  $0               $0                 $0
-------------------------------------------------------------------------------------------------
PBHG Technology & Communications                $1,115,574       $2,444,485         $4,107,148
-------------------------------------------------------------------------------------------------
PBHG Global Technology & Communications Fund         *                *              $183,608
-------------------------------------------------------------------------------------------------
PBHG Strategic Small Company                     $279,693         $237,611           $274,874
-------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(3)
-------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(3)
-------------------------------------------------------------------------------------------------
PBHG New Perspective(3)
-------------------------------------------------------------------------------------------------
PBHG REIT(3)
-------------------------------------------------------------------------------------------------
PBHG Clipper Focus(3)
-------------------------------------------------------------------------------------------------

==================================================================================================================
                                                                                             PERCENT OF AGGREGATE
                                                                                                   AMOUNT OF
                                                                                                 TRANSACTIONS
                                                                                             INVOLVING PAYMENT OF
                                                      PERCENT OF TOTAL AMOUNT OF              COMMISSIONS TO SEI
                                                      BROKERAGE COMMISSIONS PAID                  INVESTMENT
FUND                                              TO SEI INVESTMENT DISTRIBUTION CO.           DISTRIBUTION CO.
                                            ----------------------------------------------------------------------
                                               1999+           2000+           2001+                2001
------------------------------------------------------------------------------------------------------------------
PBHG Growth                                     3%              7%              13%                 84%
------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                            4%              7%              17%                 83%
------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities                         0%(1)            1%               8%                 40%
------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                           3%              1%               3%                 74%
------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                              6%              5%               7%                 75%
------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                                1%              1%               4%                 69%
------------------------------------------------------------------------------------------------------------------
PBHG Limited                                    6%              17%             19%                 58%
------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                               4%              3%               4%                 75%
------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                            0%              0%               0%                 77%
------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                              0%              0%               1%                 70%
------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                            0%              0%               1%                 64%
------------------------------------------------------------------------------------------------------------------
PBHG Focused Value                             0%(1)            0%               0%                 66%
------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                              0%              0%               0%                 0%
------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications                1%              1%               2%                 62%
------------------------------------------------------------------------------------------------------------------
PBHG Global Technology & Communications         *               *              1%(2)               47%(2)
------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company                    0%              0%               1%                 59%
------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(3)                      0%              0%               0%                 0%
------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(3)                0%              0%               0%                 0%
------------------------------------------------------------------------------------------------------------------
PBHG New Perspective(3)                         0%              0%               0%                 0%
------------------------------------------------------------------------------------------------------------------
PBHG REIT(3)                                    0%              0%               0%                 0%
------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(3)                           0%              0%               0%                 0%
==================================================================================================================

     *    Not in operation during the period.

     + These commissions were paid to SEI Investment Distribution CO. in connection with repurchase agreement transactions.

     (1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

     (2) For the period from May 31, 2001 (commencement of operations) through March 31, 2001.

     (3)  Data for the Predecessor UAM Fund.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of the PBHG Class of the Trust will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Trust and vice versa. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders. Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Fund. Shares of the PBHG New Opportunities Fund are currently offered only to the following: (a) subsequent investments by persons who were shareholders on or before November 12, 1999 (Closing Day); (b) new and subsequent investments made by discretionary advised clients of the Adviser and its affiliates and by employees of the Adviser and its affiliates; and (c) new and subsequent investments by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the
Code) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. The PBHG Limited Fund and the PBHG New Opportunities Fund may recommence offering their shares to new investors in the future, provided that the Board of Trustees determines that doing so would be in the best interest of the Fund and its shareholders.

PBHG IRA Capital Preservation Fund is only available to purchasers in certain retirement plans. See the Prospectus for more details.

MINIMUM INVESTMENT

The minimum initial investment in each Fund (other than the New Opportunities Fund, Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. The minimum initial investment in the New Opportunities Fund is $10,000 and in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for traditional or Roth IRAs. The New Opportunities and Limited Funds are currently closed to new shareholders. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows:
United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695;

for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserve Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserve Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserve Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The PBHG IRA Capital Preservation Fund charges a 2.00 % redemption fee for redemption of shares held less than twelve months. See the Prospectus for more details.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Funds of the Trust currently available to the public. However, if you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed


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

herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) EDUCATION IRAS. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an


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

opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund, other than the Cash Reserves Fund, is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. The net asset value per share of each Fund, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed


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

issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market


                                                                              69
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quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test").


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

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding; however, The Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001 and further provides for a phased reduction to 28% for years 2006 and thereafter.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001).

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 2001. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of each Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

                              COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves and IRA Capital Preservation Funds may advertise their "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves and IRA Capital Preservation Funds refer to the income generated by an investment in the PBHG Cash Reserves and IRA Capital Preservation Funds over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves and IRA Capital Preservation Funds is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Cash Reserves and IRA Capital Preservation Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves and IRA Capital Preservation Funds are determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Cash Reserves and IRA Capital Preservation Funds fluctuate, and the annualization of a week's dividend is not a representation by the Funds as to what an investment in the PBHG Cash Reserves and IRA Capital Preservation Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves and IRA Capital Preservation Funds invest in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves and IRA Capital Preservation Funds and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves and IRA Capital Preservation Funds with other money market and stable asset value funds; however, yields of other money market and stable asset value funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 7-day period ended March 31, 2001, the yield for the PBHG Cash Reserves Fund was 4.79% and the 7-day effective yield was 4.90%; and the yield for the PBHG IRA Capital Preservation Fund was ___ % and the 7-day effective yield was ___ %.

                           CALCULATION OF TOTAL RETURN

From time to time, each of the Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

The PBHG Global Technology & Communications Fund did not commence operations until May 31, 2000. Based on the foregoing, the average annual total returns for each of the Funds (other than the Cash Reserves Fund) from its inception through March 31, 2001, and for the one, five and ten year periods ended March 31, 2001, and the aggregate total returns for the Funds since inception, were as follows. The performance shown for the Advisor Class prior to its inception is based on the performance of the PBHG Class shares, which do not carry a service plan fee.

===========================================================================================================
                                                                                              Aggregate
Fund                                             Average Annual Total Return                Total Return
-----------------------------------------------------------------------------------------------------------
                                   One Year     Five Year      Ten Year   Since Inception  Since Inception
-----------------------------------------------------------------------------------------------------------
PBHG Growth(1) (Advisor)           -56.65%        0.68%         14.13%          0.64%           2.97%
-----------------------------------------------------------------------------------------------------------
PBHG Growth(1) (PBHG)              -56.57%        0.90%         14.26%         15.10%          759.08%
-----------------------------------------------------------------------------------------------------------
PBHG Emerging Growth(2)            -56.95%        -4.29%           *           10.05%          111.05%
-----------------------------------------------------------------------------------------------------------
PBHG New Opportunities(12)         -54.38%          *              *           80.02%          250.12%
-----------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth
(Advisor)(3)                       -36.58%        18.18%           *              *            -21.34%
-----------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth (PBHG)(3)    -36.55%        18.20%           *           23.08%          245.84%
-----------------------------------------------------------------------------------------------------------
PBHG Select Equity(4)              -64.23%        13.08%           *           21.93%          227.06%
-----------------------------------------------------------------------------------------------------------
PBHG Core Crowth(5)                -59.85%        0.54%            *            3.77%          21.44%
-----------------------------------------------------------------------------------------------------------
PBHG Limited(6)                    -42.99%          *              *           12.59%          75.81%
-----------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (Advisor)(7)     -53.86%          *              *              *            -29.37%
-----------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (PBHG)(7)        -53.84%          *              *           23.00%          145.42%
-----------------------------------------------------------------------------------------------------------
PBHG Large Cap Value
(Advisor)(8)                        20.25%          *              *              *             0.00%
-----------------------------------------------------------------------------------------------------------
PBHG Large Cap Value(PBHG)(8)       20.42%          *              *           22.07%          133.36%
-----------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value(11)              9.43%           *              *           29.03%          171.59%
-----------------------------------------------------------------------------------------------------------
PBHG Small Cap Value
(Advisor)(11)                       2.94%           *              *              *            -6.10%
-----------------------------------------------------------------------------------------------------------
PBHG Small Cap Value (PBHG)(11)     2.99%           *              *           21.95%          117.74%
-----------------------------------------------------------------------------------------------------------
PBHG Focused Value(12)             -3.59%           *              *           33.41%          84.86%
-----------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (Advisor)(9)        -74.22%        15.66            *              *            -42.78%
-----------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (PBHG)(9)           -74.20%        15.68            *           18.88%          158.53%
-----------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company(10    -27.04%          *              *           13.73%          72.79%
-----------------------------------------------------------------------------------------------------------
PBHG Global Technology &
Communications(13)                    *             *              *              *            -50.50%
-----------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(14)
===========================================================================================================

===========================================================================================================
PBHG IRA Capital
Preservation(15)
-----------------------------------------------------------------------------------------------------------
PBHG New Perspective(16)
-----------------------------------------------------------------------------------------------------------
PBHG REIT(17)
-----------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(18)
===========================================================================================================

     *    The Fund was not in operation for the full period.

     (1) The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Fund commenced operations on August 19, 1996.

     (2) The PBHG Emerging Growth Fund commenced operations with its predecessor on June 15, 1993.

     (3) The PBHG Large Cap Growth Fund commenced operations on April 5, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

     (4)  The PBHG Select Equity Fund commenced operations on April 5, 1995.

     (5)  The PBHG Core Growth Fund commenced operations on January 2, 1996.

     (6)  The PBHG Limited Fund commenced operations on July 1, 1996.

     (7) The PBHG Large Cap 20 Fund commenced operations on December 1, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

     (8) The PBHG Large Cap Value Fund commenced operations on January 1, 1997. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

     (9) The PBHG Technology & Communications Fund commenced operations on October 2, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

     (10) The PBHG Strategic Small Company Fund commenced operations on January 1, 1997.

     (11) The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on May 1, 1997.

     (12) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 19, 1999.

     (13) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

     (14) The predecessor fund for PBHG Disciplined Equity Fund commenced operations on July 1, 1993.

     (15) The predecessor fund for PBHG IRA Capital Preservation Fund commenced operations on August 31, 1999.

     (16) The predecessor fund for PBHG New Perspective Fund commenced operations on November 4, 1997.

     (17) The predecessor fund for PBHG REIT Fund commenced operations on May 15, 1995.

     (18) The predecessor fund for PBHG Clipper Focus Fund commenced operations on September 10, 1998.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PWC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent accountants for the Trust. PWC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

The audited financial statements for the fiscal year ended March 31, 2001and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2001. The Annual Report, except for pages one through seven thereof, is incorporated herein by reference and made a part of this Statement of Additional Information. These financial statements have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

                             PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or      Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus (-)        "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                 DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                 Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                           Entities rated in this category have defaulted on
                 some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                Default.  Denotes actual or imminent payment default.

NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Appendix II

UAM Funds
Funds for the Informed Investor/sm/

Analytic Funds

Semi-Annual Report                                              June 30, 2001

                                             Analytic Defensive Equity Fund
                                             Analytic Enhanced Equity Fund
                                             Analytic Master Fixed Income Fund
                                             Analytic Short-Term Government Fund
                                             Analytic International Fund


                                                                [LOGO OF UAM(R)]

UAM FUNDS                                                         ANALYTIC FUNDS
                                                                  JUNE 30, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Statements of Net Assets/Schedule of Investments
   Defensive Equity .......................................................    4
   Enhanced Equity ........................................................    9
   Master Fixed Income ....................................................   14
   Short-Term Government ..................................................   16
   International ..........................................................   18

Statement of Assets and Liabilities .......................................   25

Statements of Operations ..................................................   26

Statements of Changes in Net Assets .......................................   28

Financial Highlights
   Defensive Equity .......................................................   30
   Enhanced Equity ........................................................   31
   Master Fixed Income ....................................................   32
   Short-Term Government ..................................................   33
   International ..........................................................   34

Notes to Financial Statements .............................................   35

--------------------------------------------------------------------------------

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
June 30, 2001

Dear Fellow Shareholders:

We are pleased to send you The Analytic Funds Semi-Annual report for the period ending June 30, 2001.

This first half of 2001 continued to disappoint most U.S. large capitalization stock investors, as the S&P 500 Index returned (6.70)% for the six-month period ending June 30, 2001.

The beginning of 2001 confirmed what many investors began to fear in the latter half of 2000. As the new year progressed, it became increasingly clear that the U.S. economy was slowing at a rather dramatic rate. Profit warnings came from stalwart companies such as Intel, Cisco Systems, and Nike as consumer confidence abruptly fell to its lowest level since 1996. Fears of a possible financial crisis in Japan further added to the heightened level of uncertainty surrounding the U.S. economic environment. In response, broad U.S. market indices turned in some of the worst performances in recent memory. In fact, February was the worst month for the S&P 500 Index since August of 1998, and the 3rd worst month since the crash of October 1987.

There was a marked change in investor sentiment from one of valuation concerns in 2000 to broader concerns about the general health of the U.S. and world economies. In May we saw a rather dramatic downward revision to first quarter GDP from 2% to 1.3%. Further signifying the economic slowdown, the U.S. economy experienced negative growth in industrial production every month this year. In an effort to stimulate the economy, the Federal Reserve continued to cut short-term interest rates. After aggressively cutting by 1.5% in Q1, the Fed continued to cut another 1.25% in Q2, bringing the Federal Funds rate down from 6.5% at the beginning of the year to 3.75% at the end of the period.

For the six months ending June 30, 2001, value stocks significantly outperformed growth stocks. The S&P/BARRA Growth Index, which is comprised of growth stocks in the S&P 500, returned (11.04)%. During this same period, the S&P/BARRA Value Index, comprised of value stocks in the S&P 500, returned (2.41)%. During the first half of 2001, investors continued to display a preference for quality and relative valuation to speculation. Because our valuation model is adaptive in nature, we have been emphasizing "quality" factors such as dividend yield, strong cash flow to price, and earnings momentum.

Although absolute performance was negative, our domestic equity funds did quite well compared to the S&P 500 Index. The Analytic Defensive Equity Fund returned (0.16)% versus (6.70)% for the S&P 500. In addition, the Analytic Enhanced Equity Fund returned (1.98)%, therefore outperforming the Index by 4.72%.

International equities, as measured by the Morgan Stanley Capital International EAFE Index (EAFE), continued to perform poorly in the first six months of 2001, returning (14.87)%. The negative EAFE return was due to weakness in almost all the major international equity markets as corporate earnings fell and global growth slowed. The technology and business services sectors saw the most damage, both falling over 20% for the period. Returns were pulled down further as the European currencies continued to weaken against the US dollar.

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
The Analytic International Equity Fund outperformed EAFE by 0.35% for the 6 month period ending June 30, 2001 returning (14.52)%. The Analytic International Fund's advantage relative to EAFE can be attributed to its preference for more attractively valued stocks with stronger relative performance. Performance also was helped by an overweight position in the Australian equity market, as forecasted corporate earnings increased over the period due to an improving domestic economy.

As noted above, the Federal Open Market Committee (commonly referred to as the Fed) continued its campaign of decreasing interest rates in an effort to increase economic activity. This is good news for bond investors, as declining interest rates typically increases the value of bonds with higher stated fixed interest rates.

Both corporate bonds and U.S. treasury securities continued their strong 2000 performance during the first half of this year. The broad bond market, as measured by the Lehman Brothers U.S. Government/Credit Index (LBGC), returned 3.51% for the six-month period ending June 30, 2001. The Merrill Lynch 1-3 Year Treasury Index, which measures the performance of short-term U.S. Treasuries, was up 3.97% for the same time period.

The Analytic Master Fixed Income Fund returned 1.29% for the six-month period ending June 30, 2001, under performing the LBGC benchmark. The Analytic Master Fixed Income Fund underperformance can be attributed to our proprietary valuation model, which enables us to purchase corporate securities at attractive prices. Although the valuation model allowed us to find attractively priced securities during the second quarter of 2001, it predicted poorly during the first quarter causing overall underperformance for the entire six-month period.

During this same six-month period, the Analytic Short-Term Government Fund returned 3.01%, underperforming the Merrill Lynch 1-3 Year Treasury Index return. The Analytic Short-Term Government Fund performance can be attributed primarily to security selection.

We appreciate your loyalty and continuing support.

Sincerely,

/s/ Harindra de Silva                      /s/ Greg McMurran

Harindra de Silva, Ph.D, CFA               Greg McMurran
President/Co-Portfolio Manager             Chief Investment Officer


/s/ Dennis Bein               /s/ Steven Sapra           /s/ Scott Barker

Dennis Bein, CFA              Steven Sapra, CFA          Scott Barker, CFA
Portfolio Manager             Portfolio Manager          Portfolio Manager


/s/ Robert Murdock                     /s/ Doug Savarese

Robert Murdock, Ph.D.                  Doug Savarese
Portfolio Manager                      Portfolio Manager

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Lehman U.S. Government/Credit Index is an unmanaged fixed income market value-weighted index of U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others.

Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of U.S. treasury securities with an outstanding par value of at least $25 million, a fixed coupon greater than 4.25% and a maturity ranging between one to three years.

Morgan Stanley Capital International EAFE Index is an unmanaged, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

S&P/BARRA Growth Index contains companies from each U.S. index with higher price-to-book ratios.

S&P/BARRA Value Index contains companies from each U.S. index with lower price-to-book ratios.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       DEFENSIVE EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS - 95.0%

                                                          Shares       Value
                                                        ----------  ----------
APPAREL & TEXTILES -- 0.1%
   Liz Claiborne+ ..................................         612    $   30,875
                                                                    ----------
AUTOMOTIVE -- 1.4%
   Ford Motor+ .....................................      25,033       614,560
                                                                    ----------
BANKS -- 10.7%
   Bank of America+ ................................       2,685       161,181
   Citigroup .......................................      23,108     1,221,027
   First Union+ ....................................       3,646       127,391
   FleetBoston Financial ...........................      27,991     1,104,245
   State Street ....................................      17,467       864,442
   US Bancorp+ .....................................       8,160       185,966
   Washington Mutual+ ..............................      27,394     1,028,645
                                                                    ----------
                                                                     4,692,897
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.1%
   Interpublic Group+ ..............................         990        29,056
                                                                    ----------
CHEMICALS -- 0.4%
   Engelhard .......................................       7,020       181,046
                                                                    ----------
COMPUTER HARDWARE -- 4.4%
   Compaq Computer+ ................................      23,725       367,500
   International Business Machines+ ................      13,805     1,559,965
                                                                    ----------
                                                                     1,927,465
                                                                    ----------
COMPUTER SOFTWARE -- 4.4%
   Microsoft*+ .....................................      14,500     1,058,500
   Oracle*+ ........................................      46,762       888,478
                                                                    ----------
                                                                     1,946,978
                                                                    ----------
COMPUTERS & SERVICES -- 2.4%
   Autodesk+ .......................................      12,454       464,534
   Electronic Data Systems .........................       9,120       570,000
   Seagate Escrow Security (D)......................         979           278
                                                                    ----------
                                                                     1,034,812
                                                                    ----------
CONSTRUCTION -- 1.3%
   Centex ..........................................      12,269       499,962
   KB Home+ ........................................       2,569        77,507
                                                                    ----------
                                                                       577,469
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       DEFENSIVE EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares       Value
                                                         --------   ----------
DEFENSE & AEROSPACE -- 3.5%
   General Dynamics+ ...............................      13,777    $1,071,988
   Honeywell International+ ........................       2,960       103,570
   United Technologies .............................       4,899       358,901
                                                                    ----------
                                                                     1,534,459
                                                                    ----------
DEPARTMENT STORES -- 3.5%
   May Department Stores+ ..........................      25,438       871,506
   Wal-Mart Stores .................................      13,530       660,264
                                                                    ----------
                                                                     1,531,770
                                                                    ----------
DIVERSIFIED OPERATIONS -- 0.5%
   Tyco International+ .............................       3,620       197,290
                                                                    ----------
ELECTRICAL EQUIPMENT -- 5.6%
   Emerson Electric+ ...............................      16,798     1,016,279
   General Electric ................................      29,146     1,420,868
                                                                    ----------
                                                                     2,437,147
                                                                    ----------
FINANCIAL SERVICES -- 7.0%
   Countrywide Credit+ .............................       3,472       159,295
   Deluxe+ .........................................       2,330        67,337
   Equifax .........................................      16,366       600,305
   Fannie Mae ......................................      14,132     1,203,340
   Freddie Mac+ ....................................      14,983     1,048,810
                                                                    ----------
                                                                     3,079,087
                                                                    ----------
FOOD & BEVERAGES -- 3.9%
   Campbell Soup+ ..................................       6,529       168,122
   Conagra Foods+ ..................................       8,327       164,958
   Sara Lee+ .......................................      40,527       767,581
   Unilever, New York Shares .......................      10,496       625,247
                                                                    ----------
                                                                     1,725,908
                                                                    ----------
FOREST PRODUCTS -- 1.2%
   Kimberly-Clark+ .................................       9,631       538,373
                                                                    ----------
GAS UTILITIES -- 0.2%
   Sempra Energy+ ..................................       3,877       105,997
                                                                    ----------
GOLD -- 0.5%
Freeport-McMoran Copper & Gold, Cl B*+ .............      20,538       226,945
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       DEFENSIVE EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                          Shares       Value
                                                         --------   ----------
HOME PRODUCTS -- 1.4%
   Colgate-Palmolive+ ..............................       2,216    $  130,722
   Procter & Gamble+ ...............................       7,903       504,211
                                                                    ----------
                                                                       634,933
                                                                    ----------
INFORMATION SERVICES -- 0.9%
   Automatic Data Processing+ ......................       7,609       378,167
                                                                    ----------
INSURANCE -- 1.2%
   Loew's+ .........................................       8,063       519,499
                                                                    ----------
MEDIA -- 6.8%
   AOL Time Warner*+ ...............................      27,274     1,445,522
   Comcast, Cl A*+ .................................      20,724       899,422
   Gannett+ ........................................       9,600       632,640
                                                                    ----------
                                                                     2,977,584
                                                                    ----------
MEDICAL PRODUCTS -- 4.0%
   Baxter International ............................      20,747     1,016,603
   Johnson & Johnson+ ..............................      15,096       754,800
                                                                    ----------
                                                                     1,771,403
                                                                    ----------
NATURAL GAS -- 1.8%
   Dynegy, Cl A+ ...................................      13,232       615,288
   Enron ...........................................       3,601       176,449
                                                                    ----------
                                                                       791,737
                                                                    ----------
PETROLEUM REFINING -- 6.0%
   Chevron .........................................       2,459       222,540
   Exxon Mobil+ ....................................       1,466       128,055
   Kerr-McGee+ .....................................       3,194       211,666
   Noble Drilling*+ ................................       5,086       166,567
   Occidental Petroleum+ ...........................      31,048       825,566
   Sunoco+ .........................................       3,474       127,253
   Texaco ..........................................       2,130       141,858
   USX-Marathon Group ..............................      26,883       793,317
                                                                    ----------
                                                                     2,616,822
                                                                    ----------
PHARMACEUTICALS -- 8.2%
   Bristol-Myers Squibb+ ...........................       7,001       366,152
   Merck+ ..........................................      20,831     1,331,309
   Pfizer+ .........................................      36,926     1,478,886
   Schering-Plough+ ................................      11,424       414,006
                                                                    ----------
                                                                     3,590,353
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       DEFENSIVE EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - concluded

                                                                                                    Shares         Value
                                                                                                   --------     ----------
SEMI CONDUCTORS -- 3.2%
     Intel .................................................................................        48,103      $1,407,013
                                                                                                                ----------

TELEPHONES -- 9.7%
     BellSouth+ ............................................................................        28,245       1,137,426
     Lucent Technologies ...................................................................        81,698         506,528
     Motorola+ .............................................................................        48,433         802,050
     SBC Communications+ ...................................................................        28,892       1,157,414
     Tellabs*+ .............................................................................         8,834         171,203
     Verizon Communications+ ...............................................................         9,069         485,192
                                                                                                                ----------
                                                                                                                 4,259,813
                                                                                                                ----------

TOBACCO -- 0.7%
     Philip Morris .........................................................................         5,679         288,209
                                                                                                                ----------
     TOTAL COMMON STOCKS
        (Cost $40,724,142) .................................................................                    41,647,667
                                                                                                                ----------

   U.S. TREASURY OBLIGATION -- 0.7%

                                                                                                    Face
                                                                                                   Amount
                                                                                                 ----------
U.S. TREASURY BILL (B) -- 0.7%
        3.771%, 10/18/01 (Cost $296,639)                                                          $300,000         296,805
                                                                                                                ----------

   SHORT-TERM INVESTMENT -- 5.5%

REPURCHASE AGREEMENT -- 5.5%
     JP Morgan Chase 4.020%, dated 06/29/00, matures 07/02/01,
        repurchase price $2,429,559, (collateralized by GNMA obligations:
        total market value $2,477,730) (Cost $2,428,745) (C) ...............................     2,428,745       2,428,745
                                                                                                                ----------
     TOTAL INVESTMENTS -- 101.2%
        (Cost $43,449,526) (A) .............................................................                    44,373,217
                                                                                                                ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       DEFENSIVE EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
WRITTEN INDEX OPTIONS -- (1.1%)

                                                                      Contracts      Value
                                                                      ---------   ------------
   S&P 100 Index July 2001, 630 Call ...........................         (50)     $   (78,500)
   S&P 100 Index July 2001, 635 Call ...........................         (45)         (54,000)
   S&P 100 Index July 2001, 640 Call ...........................         (50)         (50,000)
   S&P 500 Index July 2001, 1200 Call ..........................         (50)        (207,500)
   S&P 500 Index July 2001, 1225 Call ..........................         (25)         (57,750)
   S&P 500 Index July 2001, 1250 Call ..........................         (25)         (26,250)
   S&P 500 Index July 2001, 1275  Call .........................         (25)         (11,750)
   S&P 500 Index July 2001, 1285 Call ..........................         (25)         (10,000)
                                                                                  -----------
   TOTAL WRITTEN INDEX OPTIONS
     (Premiums received ($687,542)) ............................                     (495,750)
                                                                                  -----------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%) .................                      (20,155)
                                                                                  -----------

NET ASSETS CONSIST OF:

   Paid in Capital .............................................                   43,449,464
   Distributions in excess of net investment income ............                       (3,569)
   Accumulated net realized loss on investments ................                     (612,566)
   Net unrealized appreciation on investments ..................                    1,023,983
                                                                                  -----------
   TOTAL NET ASSETS -- 100.0% ..................................                  $43,857,312
                                                                                  -----------
   Institutional Class Shares:
   Shares Issued and Outstanding
     (Authorized 100 million shares -- $0.001 par value) .......                    4,080,919
   Net Asset Value, Offering and Redemption Price Per Share ....                       $10.75
                                                                                  ===========

*    Non-Income Producing Security.
+ All or a portion of this security has been pledged as collateral for open written option contracts
Cl   Class
(A) The cost for federal income tax purposes was $43,449,526. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $923,691. This consisted of aggregate gross unrealized appreciation for all securities of $3,461,801 and aggregate gross unrealized depreciation for all securities of $2,538,110.
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)  Tri-Party Repurchase Agreement
(D) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Directors.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       ENHANCED EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 98.7%

                                                          Shares      Value
                                                         --------  -----------

APPAREL & TEXTILES -- 0.2%
   Liz Claiborne ...................................       3,387   $   170,874
                                                                   -----------
BANKS -- 11.4%
   Bank of America .................................      50,530     3,033,316
   Citigroup .......................................      69,108     3,651,667
   First Union .....................................       9,371       327,423
   FleetBoston Financial ...........................      60,658     2,392,958
   State Street ....................................       4,465       220,973
   Washington Mutual ...............................      68,055     2,555,465
                                                                   -----------
                                                                    12,181,802
                                                                   -----------
CHEMICALS -- 0.3%
   Eastman Chemical ................................         118         5,620
   Engelhard .......................................       5,507       142,026
   PPG Industries ..................................       3,111       163,545
                                                                   -----------
                                                                       311,191
                                                                   -----------
COMPUTER HARDWARE -- 4.3%
   Compaq Computer .................................      45,032       697,546
   International Business Machines..................      34,776     3,929,688
                                                                   -----------
                                                                     4,627,234
                                                                   -----------
COMPUTER SOFTWARE -- 4.7%
   Microsoft* ......................................      36,886     2,692,678
   Oracle* .........................................     118,055     2,243,045
   Parametric Technology* ..........................       3,592        50,252
                                                                   -----------
                                                                     4,985,975
                                                                   -----------
COMPUTERS & SERVICES -- 3.4%
   Autodesk ........................................      33,585     1,252,720
   Electronic Data Systems .........................      19,437     1,214,812
   Seagate Escrow Security (D) .....................       6,002         1,705
   Unisys* .........................................      77,210     1,135,759
                                                                   -----------
                                                                     3,604,996
                                                                   -----------
CONSTRUCTION -- 1.0%
   Centex ..........................................      25,387     1,034,520
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       ENHANCED EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                          Shares       Value
                                                         --------   ----------
DEFENSE & AEROSPACE -- 3.3%
      General Dynamics .............................      34,748    $2,703,742
      Goodrich .....................................       7,786       295,712
      Honeywell International ......................       8,214       287,408
      United Technologies ..........................       3,688       270,183
                                                                    ----------
                                                                     3,557,045
                                                                    ----------
DEPARTMENT STORES -- 4.2%
      Federated Department Stores* .................      15,273       649,102
      May Department Stores ........................      63,112     2,162,217
      TJX ..........................................      11,587       369,278
      Wal-Mart Stores ..............................      26,598     1,297,982
                                                                    ----------
                                                                     4,478,579
                                                                    ----------
ELECTRIC UTILITIES -- 0.3%
      AES* .........................................       6,705       288,650
                                                                    ----------

ELECTRICAL EQUIPMENT -- 6.6%
      Emerson Electric .............................      42,408     2,565,684
      General Electric .............................      92,843     4,526,096
                                                                    ----------
                                                                     7,091,780
                                                                    ----------
FINANCIAL SERVICES -- 6.7%
      Countrywide Credit ...........................       7,841       359,745
      Deluxe .......................................      20,979       606,293
      Equifax ......................................      18,641       683,752
      Fannie Mae ...................................      35,678     3,037,982
      Freddie Mac ..................................      35,615     2,493,050
                                                                    ----------
                                                                     7,180,822
                                                                    ----------
FOOD & BEVERAGES -- 2.6%
      Conagra Foods ................................      94,542     1,872,877
      Sara Lee .....................................      47,053       891,184
                                                                    ----------
                                                                     2,764,061
                                                                    ----------
FOREST PRODUCTS -- 1.8%
      Kimberly-Clark ...............................      35,272     1,971,705
                                                                    ----------
GAS UTILITIES -- 0.0%
      Sempra Energy ................................       1,025        28,023
                                                                    ----------
GOLD -- 0.5%
      Freeport-McMoran Copper & Gold, Cl B* ........      52,510       580,235
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       ENHANCED EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                          Shares       Value
                                                         --------   ----------
HOME PRODUCTS -- 2.4%
   Colgate-Palmolive ...............................       1,154    $   68,074
   Procter & Gamble ................................      39,236     2,503,257
                                                                    ----------
                                                                     2,571,331
                                                                    ----------
INFORMATION SERVICES -- 0.5%
   Automatic Data Processing .......................      10,219       507,884
                                                                    ----------
INSURANCE -- 1.4%
   American General ................................       4,757       220,963
   Loews ...........................................      20,440     1,316,949
                                                                    ----------
                                                                     1,537,912
                                                                    ----------
MEDIA -- 5.9%
   AOL Time Warner* ................................      69,612     3,689,436
   Comcast, Cl A* ..................................      22,084       958,446
   Gannett .........................................       2,262       149,066
   Omnicom Group ...................................       7,094       610,084
   Walt Disney .....................................      30,177       871,814
                                                                    ----------
                                                                     6,278,846
                                                                    ----------
MEDICAL PRODUCTS -- 3.7%
   Baxter International.............................      50,998     2,498,902
   Johnson & Johnson ...............................      28,395     1,419,750
                                                                    ----------
                                                                     3,918,652
                                                                    ----------
NATURAL GAS -- 1.6%
   Dynegy, Cl A ....................................      35,680     1,659,120
                                                                    ----------

PETROLEUM REFINING -- 7.4%
   Chevron .........................................       6,113       553,226
   Conoco, Cl B ....................................      28,883       834,719
   Occidental Petroleum ............................      80,807     2,148,658
   Sunoco ..........................................      54,389     1,992,269
   Texaco ..........................................       5,296       352,714
   USX-Marathon Group ..............................      68,478     2,020,786
                                                                    ----------
                                                                     7,902,372
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                              ANALYTIC FUNDS
                                                       ENHANCED EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - concluded

                                                          Shares      Value
                                                        ---------- -----------

PHARMACEUTICALS -- 9.0%
   Bristol-Myers Squibb ...........................       30,049   $ 1,571,563
   Merck ..........................................       54,369     3,474,723
   Pfizer .........................................       67,153     2,689,478
   Schering-Plough ................................       52,348     1,897,092
                                                                   -----------
                                                                     9,632,856
                                                                   -----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.1%
   Xerox ..........................................        6,521        62,406
                                                                   -----------
RETAIL -- 1.5%
   Sherwin-Williams ...............................        5,842       129,692
   Staples* .......................................       90,570     1,448,214
                                                                   -----------
                                                                     1,577,906
                                                                   -----------
SEMI CONDUCTORS -- 3.4%
   Intel ..........................................      114,081     3,336,869
   Maxim Integrated Products* .....................        5,742       253,854
                                                                   -----------
                                                                     3,590,723
                                                                   -----------
TELEPHONES -- 8.6%
   Avaya* .........................................        7,765       106,381
   BellSouth ......................................       71,306     2,871,493
   Lucent Technologies ............................      226,208     1,402,490
   Motorola .......................................        1,887        31,249
   SBC Communications .............................       57,454     2,301,607
   Tellabs* .......................................       26,840       520,159
   Verizon Communications .........................       35,583     1,903,691
                                                                   -----------
                                                                     9,137,070
                                                                   -----------
TOBACCO -- 1.9%
   Philip Morris ..................................       40,503     2,055,527
                                                                   -----------
   TOTAL COMMON STOCKS
     (Cost $102,704,157) ..........................                105,290,097
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       ENHANCED EQUITY FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.5%

                                                                                     Face
                                                                                    Amount        Value
                                                                                  ----------   -----------
U.S. TREASURY BILL (B) -- 0.5%
        3.771%, 10/18/01 (Cost $469,679) .....................................    $  475,000   $    469,941
                                                                                               ------------

   SHORT-TERM INVESTMENT -- 1.1%

   REPURCHASE AGREEMENT -- 1.1%
     JP Morgan Chase 4.020%, dated 06/29/01, matures 07/02/01,
        repurchase price $1,179,995, (collateralized by GNMA obligations:
        total market value $1,204,770) (Cost $1,179,600) (C) .................     1,179,600      1,179,600
                                                                                               ------------
     TOTAL INVESTMENTS -- 100.3%
        (Cost $104,353,436) (A) ..............................................                  106,939,638
                                                                                               ------------
     OTHER ASSETS AND LIABILITIES, NET -- (0.3%) .............................                     (310,092)
                                                                                               ------------

   NET ASSETS CONSIST OF:

     Paid in Capital .........................................................                  115,599,738
     Distributions in excess of net investment income ........................                      (14,502)
     Accumulated net realized loss on investments ............................                  (11,375,265)
     Net unrealized appreciation on investments ..............................                    2,419,575
                                                                                               ------------
     TOTAL NET ASSETS -- 100.0% ..............................................                 $106,629,546
                                                                                               ============
     Institutional Class Shares:
     Shares Issued and Outstanding
        (Authorized 100 million shares -- $0.001 par value) ..................                    9,836,273
     Net Asset Value, Offering and Redemption Price Per Share ................                       $10.84
                                                                                               ============

  *  Non-Income Producing Security
 Cl  Class
(A) The cost for federal income tax purposes was $104,353,436. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $2,586,202. This consisted of aggregate gross unrealized appreciation for all securities of $7,964,807 and aggregate gross unrealized depreciation for all securities of $5,378,605.
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)  Tri-Party Repurchase Agreement
(D) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       MASTER FIXED INCOME FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
INDEX OPTION -- 0.0%


                                                      Contracts       Value
                                                      ----------    ----------
  S&P 100 Index July 2001, 590 Puts (Cost $3,016) ..           4    $      600
                                                                    ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.2%
                                                         Face
                                                        Amount
                                                      ----------
FEDERAL HOME LOAN BANK -- 2.5%
  Federal Home Loan Bank
     7.125%, 02/15/05 ..............................  $  100,000       105,970
                                                                    ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.7%

  Federal National Mortgage Association
     6.500%, 08/15/04 ..............................     300,000       311,958
  Federal National Mortgage Association, MTN
     6.640%, 07/02/07 ..............................     470,000       493,584
                                                                    ----------
                                                                       805,542
                                                                    ----------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (Cost $922,236) ...............................                   911,512
                                                                    ----------

U.S. TREASURY OBLIGATIONS -- 75.6%
U.S. TREASURY BILLS (B) -- 39.0%
     4.293%, 08/30/01+ .............................   1,650,000     1,640,455
     3.719%, 10/18/01 ..............................      40,000        39,574
                                                                    ----------
                                                                     1,680,029
                                                                    ----------
U.S. TREASURY BONDS -- 19.9%
    12.375%, 05/15/04 ..............................     210,000       253,002
    11.875%, 11/15/03 ..............................     100,000       116,404
    11.250%, 02/15/15 ..............................      75,000       113,572
     8.125%, 08/15/19 ..............................     300,000       373,452
                                                                    ----------
                                                                       856,430
                                                                    ----------
U.S. TREASURY NOTES -- 16.7%
     6.250%, 02/15/07 ..............................     200,000       210,888
     5.875%, 09/30/02 ..............................     300,000       306,615
     5.625%, 05/15/08 ..............................     200,000       204,092
                                                                    ----------
                                                                       721,595
                                                                    ----------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $3,232,178) .............................                 3,258,054
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       MASTER FIXED INCOME FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.8%

                                                                           Face
                                                                          Amount        Value
                                                                        ----------    ----------
REPURCHASE AGREEMENT -- 1.8%
   Morgan Treasury 3.550%, dated 06/29/01, matures
     07/02/01, repurchase price $77,790, (collateralized
     by a U.S. Treasury Note: total market value $81,763)
     (Cost $77,767) (C) ............................................     $ 77,767     $   77,767
                                                                                      ----------
   TOTAL INVESTMENTS -- 98.6%
     (Cost $4,235,197) (A) .........................................                   4,247,933
                                                                                      ----------

WRITTEN INDEX OPTIONS -- (0.2%)

                                                                            Contracts
                                                                            ---------
   MS High Tech 35 Index July 2001, 520 Puts .......................           (3)        (1,260)
   S&P 100 Index July 2001, 610 Puts ...............................          (19)        (6,080)
                                                                                      ----------
   TOTAL WRITTEN INDEX OPTIONS
     (Premiums received ($21,701)) .................................                      (7,340)
                                                                                      ----------
   OTHER ASSETS AND LIABILITIES, NET -- 1.6% .......................                      67,321
                                                                                      ----------

NET ASSETS CONSIST OF:

   Paid in Capital .................................................                   4,562,062
   Distributions in excess of net investment income ................                     (42,266)
   Accumulated net realized loss on investments ....................                    (244,198)
   Net unrealized appreciation on investments ......................                      32,316
                                                                                      ----------
   TOTAL NET ASSETS -- 100.0% ......................................                  $4,307,914
                                                                                      ==========
   Institutional Class Shares:
   Shares Issued and Outstanding
     (Authorized 100 million shares -- $0.001 par value) ...........                     448,712
   Net Asset Value, Offering and Redemption Price Per Share ........                  $     9.60
                                                                                      ==========

  + Security has been pledged as collateral for open written option contracts MTN Medium Term Note
(A) The cost for federal income tax purposes was $4,235,197. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $12,736. This consisted of aggregate gross unrealized appreciation for all securities of $47,288 and aggregate gross unrealized depreciation for all securities of $34,552.
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)  Tri-Party Repurchase Agreement

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                             ANALYTIC FUNDS
                                                      SHORT-TERM GOVERNMENT FUND
                                                      JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 44.7%

                                                         Face
                                                        Amount         Value
                                                     ----------     ----------
FEDERAL HOME LOAN BANK -- 21.1%
     Federal Home Loan Bank
        6.160%, 06/28/02 ...........................  $  750,000    $  765,000
                                                                    ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 23.6%
     Federal National Mortgage Association
        5.375%, 03/15/02 ...........................     750,000       757,500
     Federal National Mortgage Association, MTN
        6.670%, 08/01/01 ...........................     100,000       100,182
                                                                    ----------
                                                                       857,682
                                                                    ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (Cost $1,608,611) ..........................                 1,622,682
                                                                    ----------

   U.S. TREASURY OBLIGATIONS -- 52.0%

U.S. TREASURY BILL (B) -- 0.6%
        3.719%, 10/18/01 ...........................      20,000        19,787
                                                                    ----------
U.S. TREASURY BONDS -- 40.9%
        12.375%, 05/15/04 ..........................     100,000       120,477
        11.875%, 11/15/03 ..........................     600,000       698,424
        11.125%, 08/15/03 ..........................     100,000       113,482
        10.750%, 02/15/03 ..........................     300,000       330,348
        10.750%, 05/15/03 ..........................     200,000       222,820
                                                                    ----------
                                                                     1,485,551
                                                                    ----------
U.S. TREASURY NOTES -- 10.5%
          5.750%, 11/30/02 .........................     175,000       178,861
          5.500%, 02/28/03 .........................     100,000       102,066
          4.250%, 11/15/03 .........................     100,000        99,533
                                                                    ----------
                                                                       380,460
                                                                    ----------
     TOTAL U.S. TREASURY OBLIGATIONS
        (Cost $1,861,599) ..........................                 1,885,798
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                            ANALYTIC FUNDS
                                                     SHORT-TERM GOVERNMENT FUND
                                                     JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.1%

                                                                          Face
                                                                         Amount        Value
                                                                        --------    ----------
REPURCHASE AGREEMENT -- 2.1%
   Morgan Treasury 3.550%, dated 06/29/01, matures 07/02/01,
     repurchase price $75,897, (collateralized by a U.S. Treasury
     Note: total market value $79,773) (Cost $75,875) (C) ..........    $ 75,875    $   75,875
                                                                                    ----------
   TOTAL INVESTMENTS -- 98.8%
     (Cost $3,546,085) (A) .........................................                 3,584,355
                                                                                    ----------
   OTHER ASSETS AND LIABILITIES, NET -- 1.2% .......................                    45,349
                                                                                    ----------

NET ASSETS CONSIST OF:

   Paid in Capital .................................................                 4,490,246
   Distributions in excess of net investment income ................                   (29,526)
   Accumulated net realized loss on investments ....................                  (871,942)
   Net unrealized appreciation on investments ......................                    40,926
                                                                                    ----------
   TOTAL NET ASSETS -- 100.0% ......................................                $3,629,704
                                                                                    ==========
   Institutional Class Shares:
   Shares Issued and Outstanding
     (Authorized 100 million shares -- $0.001 par value) ...........                   366,936
   Net Asset Value, Offering and Redemption Price Per Share ........                     $9.89
                                                                                    ==========

MTN  Medium Term Note
(A) The cost for federal income tax purposes was $3,546,085. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $38,270. This consisted of aggregate gross unrealized appreciation for all securities of $46,846 and aggregate gross unrealized depreciation for all securities of $8,576.
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)  Tri-Party Repurchase Agreement

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
FOREIGN COMMON STOCKS - 73.8%

                                                          Shares       Value
                                                        ----------    --------
AUSTRALIA -- 2.0%
   Brambles ........................................         697      $ 16,999
   Leighton Holdings ...............................       1,782         7,560
   National Australia Bank ADR .....................         467        41,311
   Rio Tinto .......................................       1,910        33,132
   Stockland Trust Group ...........................      14,000        28,617
                                                                      --------
                                                                       127,619
                                                                      --------
AUSTRIA -- 0.1%
   Austria Tabakwerke ..............................          90         6,286
                                                                      --------
BELGIUM -- 1.5%
   Delhaize-Le Lion ................................         718        42,459
   Union Miniere ...................................       1,355        53,801
                                                                      --------
                                                                        96,260
                                                                      --------
DENMARK -- 1.1%
   Danske Bank .....................................       3,999        71,849
                                                                      --------
FINLAND -- 1.3%
   Nokia Oyj ADR ...................................       1,594        35,132
   Sampo Oyj, Cl A .................................       5,818        49,501
                                                                      --------
                                                                        84,633
                                                                      --------
FRANCE -- 6.7%
   Accor ...........................................         606        25,575
   Air France ......................................         160         2,574
   Alcatel ADR .....................................         698        14,477
   Aventis ADR .....................................         500        39,945
   CNP Assurances ..................................         700        23,610
   Eurazeo .........................................         960        55,672
   France Telecom ADR ..............................         901        43,518
   L'OREAL .........................................          14           904
   Renault .........................................         879        39,664
   Societe BIC .....................................         446        16,236
   Societe Generale, Cl A ..........................         687        40,684
   SR Teleperformance ..............................       1,506        33,787
   STMicroelectronics, New York Shares .............         770        26,180
   Total Fina Elf ADR ..............................         264        18,533
   Worms et Compagnie ..............................       2,957        50,068
                                                                      --------
                                                                       431,427
                                                                      ========

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                          Shares       Value
                                                        ----------    --------
GERMANY -- 5.4%
   Deutsche Bank ...................................         403      $ 28,796
   Deutsche Telekom ................................         264         5,959
   E.ON ............................................       1,672        86,913
   K&S .............................................       3,074        50,487
   Merck Kgaa ......................................       1,000        35,134
   Muenchener Rueckversicherungs ...................          13         3,648
   SAP .............................................         328        45,235
   Siemens .........................................       1,222        73,970
   Volkswagen ......................................         407        19,020
                                                                      --------
                                                                       349,162
                                                                      --------
HONG KONG -- 1.4%
   CLP Holdings ....................................       7,644        32,046
   Hutchison Whampoa ADR ...........................       1,136        57,349
                                                                      --------
                                                                        89,395
                                                                      --------
ITALY -- 2.7%
   ENI-Ente Nazionale Idrocarburi ADR ..............       1,146        70,708
   Fiat RNC ........................................         361         4,303
   IntesaBci* ......................................       9,847        34,763
   IntesaBci RNC* ..................................       3,857         8,816
   Olivetti ........................................      12,048        21,318
   Telecom Italia ADR ..............................         377        33,176
   Unicredito Italiano* ............................         321         1,378
                                                                      --------
                                                                       174,462
                                                                      --------
JAPAN -- 17.1%
   Alps Electric ...................................       1,000         9,317
   Canon ...........................................       1,000        40,411
   Central Japan Railway ...........................           7        43,497
   Chubu Electric Power ............................       3,200        67,992
   Dai Nippon Printing .............................       5,000        61,017
   Daiichi Pharmaceutical ..........................       1,000        23,132
   Daiwa Securities Group ..........................       2,000        20,927
   Fuji Electric ...................................       3,000         9,862
   Fuji Photo Film .................................       1,000        43,137
   Honda Motor .....................................       1,000        43,938
   Keio Electric Railway ...........................      11,000        57,152

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                          Shares       Value
                                                        ----------  ----------
JAPAN -- continued
   Kubota ..........................................       8,000    $   31,815
   Maruichi Steel Tube .............................       3,000        34,060
   Matsushita Electric Industrial ..................       4,000        62,604
   Mitsubishi Electric .............................       5,000        24,775
   Mitsubishi Heavy Industries .....................       2,000         9,124
   Mitsui Marine & Fire Insurance ..................       4,000        20,462
   Mizuho Holding ..................................           6        27,902
   NEC .............................................       2,000        27,021
   Nikko Securities ................................       4,000        32,040
   Nippon Mitsubishi Oil ...........................       7,000        39,512
   Nippon Telegraph & Telephone ....................          10        52,117
   Nomura Securities ...............................       3,000        57,489
   NTT Docomo ......................................           1        17,399
   Ricoh ...........................................       1,000        21,568
   Shimizu .........................................       2,000         8,162
   Softbank ........................................         100         3,279
   Sony ............................................         400        26,299
   Sumitomo Mitsui Banking .........................       3,000        24,775
   Taiheiyo Cement .................................       6,000        12,700
   Teikoku Oil .....................................       6,000        29,731
   Tokio Marine & Fire Insurance ...................       5,000        46,705
   Toshiba .........................................       8,000        42,271
   Toyota Motor ....................................         700        24,639
   Yokogawa Electric ...............................       1,000         8,900
                                                                    ----------
                                                                     1,105,731
                                                                    ----------
NETHERLANDS -- 3.6%
   ING Groep* ......................................         824        53,855
   Koninklijke Philips Electronics .................       2,343        62,106
   OCE .............................................         600         6,299
   Royal Dutch Petroleum, New York Shares ..........         581        33,855
   Royal KPN* ......................................          27           155
   Unilever, New York Shares .......................         529        31,513
   Volker Wessels Stevin ...........................         500        10,265
   Wolters Kluwer ..................................       1,449        38,948
                                                                    ----------
                                                                       236,996
                                                                    ----------
NORWAY -- 1.2%
   DNB Holding .....................................       2,351        10,199
   Norsk Hydro .....................................       1,593        67,485
                                                                    ----------
                                                                        77,684
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                          Shares       Value
                                                        ----------    --------

PORTUGAL -- 0.2%
   Portugal Telecom SGPS* ..........................       2,000      $ 13,952
                                                                      --------
SINGAPORE -- 1.7%
   Great Eastern Holdings ..........................      11,801        75,133
   Singapore Telecommunications ....................      33,333        34,760
                                                                      --------
                                                                       109,893
                                                                      --------
SPAIN -- 2.6%
   Amadeus Global Travel Distribution, Cl A ........       1,167         7,064
   Banco Bilbao Vizcaya Argentaria ADR .............       3,259        42,106
   Banco Santander Central Hispano ADR .............       2,836        26,063
   Telefonica ADR* .................................       1,013        37,724
   Zardoya-Otis ....................................       6,403        57,460
                                                                      --------
                                                                       170,417
                                                                      --------
SWEDEN -- 2.4%
   Svenska Handelsbanken, Cl A .....................       2,012        28,742
   Svenska Handelsbanken, Cl B .....................       3,889        54,483
   Swedish Match ...................................       5,468        25,619
   Telefonaktiebolaget LM Ericsson, Cl B ...........       8,584        46,920
                                                                      --------
                                                                       155,764
                                                                      --------
SWITZERLAND -- 4.7%
   Nestle ..........................................         520       110,509
   Novartis ........................................       3,400       123,043
   Roche Holding ...................................         600        43,227
   Sulzer Medica ...................................         233        15,814
   Unaxis Holding ..................................         100        14,075
                                                                      --------
                                                                       306,668
                                                                      --------
UNITED KINGDOM -- 18.1%
   Abbey National ..................................         388         6,794
   Anglo American ..................................       1,830        27,410
   Ashtead Group ...................................      11,729        17,403
   AstraZeneca .....................................         964        44,917
   BAA .............................................       6,544        60,743
   BAE Systems CALS* ...............................          12            17
   Barclays ........................................       2,502        76,710

The accompanying notes are an integral part of the financial statements.

UAM Funds 21726-002 Composite

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- concluded

                                                          Shares       Value
                                                        ----------  ----------

UNITED KINGDOM -- continued
     BP Amoco ......................................      13,000    $  106,865
     British American Tobacco ......................       7,099        53,914
     Cable & Wireless ..............................       5,012        29,482
     CGNU ..........................................       1,506        20,820
     Corus Group ...................................       9,473         8,094
     Diageo ........................................       3,341        36,650
     GlaxoSmithKline ...............................       3,729       104,889
     Great Universal Stores ........................       8,093        69,259
     HSBC Holdings .................................       9,722       115,195
     Lattice Group .................................      14,002        31,262
     Marconi .......................................       8,779        31,237
     Millennium & Copthorne ........................          57           291
     William Morrison Supermarkets .................      15,000        44,882
     National Grid Group ...........................       5,185        38,211
     Rentokil Initial ..............................       4,293        14,551
     Reuters Group .................................       2,909        37,762
     Rexam .........................................       1,020         4,433
     Rio Tinto .....................................       1,629        28,913
     Royal Bank of Scotland Group ..................       2,528        55,713
     Smiths Group ..................................          21           244
     Tesco .........................................       4,273        15,414
     Vodafone Group ................................      38,721        85,770
     WPP Group .....................................         356         3,505
                                                                    ----------
                                                                     1,171,350
                                                                    ----------
     TOTAL FOREIGN COMMON STOCKS
        (Cost $5,494,031) ..........................                 4,779,548
                                                                    ----------
   FOREIGN PREFERRED STOCKS -- 0.1%
     News Corporation ..............................         708         5,673
     Prosieben SAT.1 Media .........................         117         1,684
                                                                    ----------
     TOTAL FOREIGN PREFERRED STOCKS
        (Cost $8,095) ..............................                     7,357
                                                                    ----------
   FOREIGN RIGHTS -- 0.0%
     Portugal Telecom SGPS* (Cost $390) ............       2,000           271
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 5.1%

                                                         Face
                                                        Amount        Value
                                                      ----------    ----------
U.S. TREASURY BILL (B) -- 5.1%
     3.771%, 10/18/01 (Cost $326,303) ..............  $  330,000    $  326,485
                                                                    ----------
   TOTAL INVESTMENTS -- 79.0%
     (Cost $5,828,819) (A) .........................                 5,113,661
                                                                    ----------
   OTHER ASSETS AND LIABILITIES, NET -- 21.0% ......                 1,362,034
                                                                    ----------
   TOTAL NET ASSETS -- 100.0% ......................                $6,475,695
                                                                    ==========

   * Non-Income Producing Security
 ADR American Depositary Receipt
CALS Capital Amortizing Loan Stock
  Cl Class
 RNC Risparmio Non-Convertible
 (A) The cost for federal income tax purposes was $5,828,819. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $715,158. This consisted of aggregate gross unrealized appreciation for all securities of $250,506 and aggregate gross unrealized depreciation for all securities of $965,664.
 (B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       INTERNATIONAL FUND
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
At June 30, 2001, sector diversification of the Fund was as follows:

                                                           % of
Sector Diversification                                   Net Assets   Value
--------------------------                               ---------- ----------
Foreign Common Stocks
Banking ............................................        10.7%   $  696,279
Telecommunications .................................         7.8       503,096
Pharmaceuticals ....................................         6.6       430,101
Oil & Gas ..........................................         5.1       330,466
Electric Utilities .................................         4.5       292,208
Insurance ..........................................         3.8       244,233
Food, Beverages & Tobacco ..........................         3.5       225,224
Commercial Services ................................         3.3       211,284
Manufacturing ......................................         3.2       208,189
Metals & Mining ....................................         2.9       185,410
Media ..............................................         2.5       165,613
Financial Services .................................         2.5       159,957
Food & Beverages ...................................         2.2       142,022
Holding Companies ..................................         2.1       134,357
Automotive .........................................         2.0       131,564
Business Equipment .................................         2.0       127,651
Transportation .....................................         1.7       110,287
Electronics ........................................         1.6       107,344
Machinery ..........................................         1.5        99,137
Retail .............................................         1.1        69,259
Chemicals ..........................................         0.8        50,487
Software ...........................................         0.7        45,235
Semiconductors .....................................         0.6        40,255
Engineering & Construction .........................         0.4        25,987
Lodging ............................................         0.4        25,866
Building Materials .................................         0.2        12,700
Consumer Products ..................................         0.1         5,337
                                                         -------    ----------
Total Foreign Common Stocks ........................        73.8     4,779,548
Foreign Preferred Stock ............................         0.1         7,357
Foreign Rights .....................................         0.0           271
U.S. Treasury Obligation ...........................         5.1       326,485
                                                         -------    ----------
Total Investments ..................................        79.0     5,113,661
Other Assets and Liabilities, Net ..................        21.0     1,362,034
                                                         -------    ----------
Total Net Assets ...................................       100.0%   $6,475,695
                                                         =======    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              ANALYTIC FUNDS
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                   International
                                                                        Fund
                                                                   -------------
Assets
Investments, at Cost ..........................................     $5,828,819
                                                                    ==========
Investments, at Value -- Note A ...............................     $5,113,661
Receivable for Portfolio Shares Sold ..........................        904,485
Cash ..........................................................        475,083
Dividend and Interest Receivable ..............................         40,699
Receivable due from Investment Advisor ........................         13,890
Foreign Withholding Tax Reclaim Receivable ....................          6,345
Other Assets ..................................................          8,676
                                                                    ----------
     Total Assets .............................................      6,562,839
                                                                    ----------
Liabilities
Payable for Portfolio Shares Redeemed .........................         35,024
Payable for Custodian Fees ....................................         16,591
Payable for Administrative Fees --  Note C ....................         12,698
Payable for Investment Advisory Fees -- Note B ................          4,709
Payable for Directors' Fees -- Note E .........................            939
Other Liabilities .............................................         17,183
                                                                    ----------
     Total Liabilities ........................................         87,144
                                                                    ----------
Total Net Assets ..............................................     $6,475,695
                                                                    ==========
Net Assets Consist of:
Paid in Capital ...............................................     $8,116,660
Undistributed Net Investment Income ...........................         28,770
Accumulated Net Realized Loss .................................       (936,042)
Net Unrealized Depreciation on Investments ....................       (733,693)
                                                                    ----------
Total Net Assets ..............................................     $6,475,695
                                                                    ==========
Institutional Class Shares:
Shares Issued and Outstanding
   (Authorized 100 million shares -- $0.001 par value) ........        774,784
Net Asset Value, Offering and Redemption Price Per Share ......          $8.36
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS


--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS

                                                                                   Defensive          Enhanced
                                                                                  Equity Fund        Equity Fund
                                                                                  -----------        -----------
Investment Income
Dividends .................................................................       $   311,844        $   772,774
Interest ..................................................................            41,894             67,986
Less: Foreign Taxes Withheld ..............................................               (13)                --
                                                                                  -----------        -----------
   Total Investment Income ................................................           353,725            840,760
                                                                                  -----------        -----------
Expenses
Investment Advisory Fees -- Note B ........................................           134,955            335,548
Administrative Fees -- Note C .............................................            55,280             80,851
Custodian Fees ............................................................             6,199              4,708
Audit Fees ................................................................            10,165              9,955
Legal Fees ................................................................             1,810              4,364
Shareholder Servicing Fees -- Note F ......................................            15,620             84,165
Printing Fees .............................................................             1,810              6,516
Directors' Fees -- Note E .................................................             1,587              1,439
Registration and Filing Fees ..............................................                 2             11,964
Other Expenses ............................................................            10,982             27,135
                                                                                  -----------        -----------
   Total Expenses .........................................................           238,410            566,645
                                                                                  -----------        -----------
Less:
Waiver of Investment Advisory Fees ........................................           (15,734)           (12,863)
Reimbursement by Investment Advisor .......................................                --                 --
                                                                                  -----------        -----------
   Net Expenses ...........................................................           222,676            553,782
                                                                                  -----------        -----------
Net Investment Income .....................................................           131,049            286,978
                                                                                  -----------        -----------
Net Realized Gain (Loss) on:
   Investments ............................................................          (159,563)        (4,502,249)
   Written Options ........................................................           890,839                 --
   Foreign Currency Transactions ..........................................                --                 --
   Futures ................................................................          (210,609)          (580,142)
                                                                                  -----------        -----------
Total Net Realized Gain (Loss) ............................................           520,667         (5,082,391)
                                                                                  -----------        -----------
Net Change in Unrealized Appreciation
   (Depreciation) on:
   Investments ............................................................          (898,049)         2,284,561
   Written Options ........................................................            48,466                 --
   Foreign Currency Transactions ..........................................                --                 --
   Futures ................................................................           (15,750)          (154,253)
                                                                                  -----------        -----------
Net Change in Unrealized Appreciation
   (Depreciation) .........................................................          (865,333)         2,130,308
                                                                                  -----------        -----------
Net Realized and Unrealized Gain (Loss) ...................................          (344,666)        (2,952,083)
                                                                                  -----------        -----------
Increase (Decrease) in Net Assets Resulting
   from Operations ........................................................       $  (213,617)       $(2,665,105)
                                                                                  ===========        ===========

The accompanying notes are an integral part of the financial statements.

                                                       ANALYTIC FUNDS
                                                       FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
             Master Fixed          Short-Term
             Income Fund        Government Fund       International Fund
             ------------       ---------------       ------------------

             $        --          $        --          $    68,519
                  88,855              106,014               20,537
                      --                   --               (7,243)
             -----------          -----------          -----------

                  88,855              106,014               81,813
             -----------          -----------          -----------

                   9,576                5,673               30,670
                  35,218               33,626               35,257
                   4,179                  369               19,014
                   7,687                7,687                9,305
                   2,083                1,984                  317
                   1,488                   --                1,998
                   6,516                3,042                4,531
                   1,240                1,240                1,240
                   7,439                7,439                8,125
                  10,132                8,294               12,755
             -----------          -----------          -----------

                  85,558               69,354              123,212
             -----------          -----------          -----------


                  (9,576)              (5,673)             (30,670)
                 (58,958)             (52,336)             (52,670)
             -----------          -----------          -----------

                  17,024               11,345               39,872
             -----------          -----------          -----------

                  71,831               94,669               41,941
             -----------          -----------          -----------


                   3,695              (10,614)            (685,495)
                 (36,868)                  --                   --
                      --                   --               (5,558)
                  12,319              (14,713)            (143,632)
             -----------          -----------          -----------

                 (20,854)             (25,327)            (834,685)
             -----------          -----------          -----------



                  10,091               45,082             (205,558)
                   6,964                   --                   --
                      --                   --                 (368)
                 (17,438)                (292)              12,941
             -----------          -----------          -----------


                    (383)              44,790             (192,985)
             -----------          -----------          -----------

                 (21,237)              19,463           (1,027,670)
             -----------          -----------          -----------


             $    50,594          $   114,132          $  (985,729)
             ===========          ===========          ===========

UAM FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Defensive Equity Fund                  Enhanced Equity Fund
                                                 --------------------------------      --------------------------------
                                                  Six Months             Year           Six Months             Year
                                                     Ended              Ended              Ended              Ended
                                                 June 30, 2001       December 31,      June 30, 2001       December 31,
                                                  (Unaudited)            2000           (Unaudited)            2000
                                                 -------------      -------------      -------------      -------------
Increase (Decrease) in Net Assets
   Operations:
     Net Investment Income .............         $     131,049      $     297,274      $     286,978      $     757,122
     Net Realized Gain (Loss) ..........               520,667          2,072,243         (5,082,391)        (5,303,551)
     Net Change in Unrealized
        Appreciation (Depreciation) ....              (865,333)        (6,518,086)         2,130,308         (8,580,864)
                                                 -------------      -------------      -------------      -------------
     Net Increase (Decrease) in Net
        Assets Resulting from
        Operations .....................              (213,617)        (4,148,569)        (2,665,105)       (13,127,293)
                                                 -------------      -------------      -------------      -------------
Distributions:
     Net Investment Income .............              (131,049)          (341,144)          (286,978)          (757,122)
     In Excess of Net
        Investment Income ..............                (3,569)                --            (14,502)                --
     Net Realized Gain .................                    --           (823,943)                --           (181,360)
     In Excess of Net Realized Gain ....                    --             (1,272)                --                 --
     From Capital ......................                    --               (786)                --            (19,486)
                                                 -------------      -------------      -------------      -------------
     Total Distributions ...............              (134,618)        (1,167,145)          (301,480)          (957,968)
                                                 -------------      -------------      -------------      -------------
Capital Share Transactions:
     Issued ............................             1,718,604         12,213,384         16,384,297         75,172,438
     In Lieu of Cash Distributions .....               127,537          1,110,475            295,324            945,793
     Redeemed ..........................            (5,884,484)       (30,606,005)       (25,628,308)       (88,673,207)
                                                 -------------      -------------      -------------      -------------
     Net Increase (Decrease) from
        Capital Share Transactions .....            (4,038,343)       (17,282,146)        (8,948,687)       (12,554,976)
                                                 -------------      -------------      -------------      -------------
     Total Increase (Decrease) in
        Net Assets .....................            (4,386,578)       (22,597,860)       (11,915,272)       (26,640,237)
                                                 -------------      -------------      -------------      -------------
Net Assets:
     Beginning of Period ...............            48,243,890         70,841,750        118,544,818        145,185,055
                                                 -------------      -------------      -------------      -------------
     End of Period .....................         $  43,857,312      $  48,243,890      $ 106,629,546      $ 118,544,818
                                                 =============      =============      =============      =============
Shares Issued and Redeemed:
     Issued ............................               159,145          1,074,432          1,495,464          6,343,927
     In Lieu of Cash Distributions .....                12,188            102,344             28,333             78,032
     Redeemed ..........................              (555,905)        (2,704,171)        (2,377,835)        (7,525,985)
                                                 -------------      -------------      -------------      -------------
     Net Increase (Decrease) from
        Shares Issued and Redeemed .....              (384,572)        (1,527,395)          (854,038)        (1,104,026)
                                                 =============      =============      =============      =============

The accompanying notes are an integral part of the financial statements.

                                                                  ANALYTIC FUNDS
                                                                  JUNE 30, 2001
--------------------------------------------------------------------------------

                                                    Short-Term
        Master Fixed Income Fund                  Government Fund                    International Fund
    --------------------------------    -----------------------------------   ----------------------------------
     Six Months            Year            Six Months            Year           Six Months            Year
        Ended             Ended              Ended               Ended             Ended              Ended
    June 30, 2001      December 31,      June 30, 2001        December 31,     June 30, 2001       December 31,
     (Unaudited)           2000           (Unaudited)            2000           (Unaudited)            2000
    -------------      ------------      -------------       -------------     -------------       ------------
    $    71,831        $   269,047        $    94,669        $   221,395        $    41,941        $    75,204
        (20,854)            27,589            (25,327)           (15,433)          (834,685)           (88,799)

           (383)           263,684             44,790             65,222           (192,985)          (692,388)
    -----------        -----------        -----------        -----------        -----------        -----------


         50,594            560,320            114,132            271,184           (985,729)          (705,983)
    -----------        -----------        -----------        -----------        -----------        -----------

        (71,831)          (268,642)           (94,669)          (220,996)                --            (69,685)

        (40,926)                --            (29,294)                --                 --                 --
             --                 --                 --                 --                 --            (31,199)
             --                 --                 --                 --                 --            (30,180)
             --                 --                 --                 --                 --                 --
    -----------        -----------        -----------        -----------        -----------        -----------
       (112,757)          (268,642)          (123,963)          (220,996)                --           (131,064)
    -----------        -----------        -----------        -----------        -----------        -----------

      1,704,643          1,269,793          1,249,424          1,157,388          1,776,181          8,376,151
        132,130            266,447            141,913            219,011                 --            131,064
     (1,979,504)        (1,838,075)        (1,397,692)        (1,510,017)        (1,046,104)        (2,596,982)
    -----------        -----------        -----------        -----------        -----------        -----------

       (142,731)          (301,835)            (6,355)          (133,618)           730,077          5,910,233
    -----------        -----------        -----------        -----------        -----------        -----------

       (204,894)           (10,157)           (16,186)           (83,430)          (255,652)         5,073,186
    -----------        -----------        -----------        -----------        -----------        -----------

      4,512,808          4,522,965          3,645,890          3,729,320          6,731,347          1,658,161
    -----------        -----------        -----------        -----------        -----------        -----------
    $ 4,307,914        $ 4,512,808        $ 3,629,704        $ 3,645,890        $ 6,475,695        $ 6,731,347
    ===========        ===========        ===========        ===========        ===========        ===========

        176,073            136,494            125,711            117,753            202,988            775,727
         13,636             28,546             14,284             22,286               --               13,336
       (204,621)          (197,005)          (140,513)          (153,643)          (116,638)          (247,991)
    -----------        -----------        -----------        -----------        -----------        -----------

        (14,912)           (31,965)              (518)           (13,604)            86,350            541,072
    ===========        ===========        ===========        ===========        ===========        ===========

UAM FUNDS                                                  DEFENSIVE EQUITY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 Selected Per Share Data & Ratios
                                                   For a Share Outstanding Throughout Each Period

                                    Six Months
                                       Ended                  Years Ended December 31,
                                   June 30, 2001   ----------------------------------------------
                                    (Unaudited)     2000      1999      1998      1997      1996
                                  ---------------  ------    ------    ------    ------    ------
Net Asset Value,
     Beginning of Period .........    $ 10.80     $ 11.82   $ 11.77   $ 12.41   $ 13.71   $ 12.64
                                      -------     -------   -------   -------   -------   -------
Income from Investment
     Operations
     Net Investment Income .......       0.03        0.06      0.10      0.05      0.12      0.19
     Net Realized and
       Unrealized Gain (Loss) ....      (0.05)      (0.82)     2.33      3.05      2.49      1.78
                                      -------     -------   -------   -------   -------   -------
     Total from Investment
        Operations ...............      (0.02)      (0.76)     2.43      3.10      2.61      1.97
                                      -------     -------   -------   -------   -------   -------
Distributions:
     Net Investment Income .......      (0.03)      (0.07)    (0.08)    (0.05)    (0.12)    (0.19)
     Net Realized Gain ...........         --       (0.19)    (2.13)    (3.69)    (3.79)    (0.71)
     In Excess of Realized Gain ..         --          --     (0.17)       --        --        --
                                      -------     -------   -------   -------   -------   -------
     Total Distributions .........      (0.03)      (0.26)    (2.38)    (3.74)    (3.91)    (0.90)
                                      -------     -------   -------   -------   -------   -------
Net Asset Value,
   End of Period .................    $ 10.75     $ 10.80   $ 11.82   $ 11.77   $ 12.41   $ 13.71
                                      =======     =======   =======   =======   =======   =======

Total Return+ ....................      (0.16)%**   (6.46)%   21.35%    28.89%    19.11%    15.66%
                                      =======     =======   =======   =======   =======   =======
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands) .................    $43,857     $48,244   $70,842   $56,021   $46,286   $52,484
Ratio of Expenses to
     Average Net Assets ..........       0.99%*      0.99%     1.04%     1.38%     1.30%     1.23%
Ratio of Net Investment
     Income to Average
     Net Assets ..................       0.58%*      0.51%     0.74%     0.40%     0.75%     1.43%
Portfolio Turnover Rate ..........         98%        264%      360%      299%       75%       43%

The information set forth in this table for the periods prior to August 31, 1998 is the financial data of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. Analytic Defensive Equity Fund acquired the assets and assumed the liabilities of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. on August 31, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 0.95328 used on the date of reorganization.
 *   Annualized
**   Not Annualized
 + Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ENHANCED EQUITY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       Selected Per Share Data & Ratios
                                                         For a Share Outstanding Throughout Each Period

                                  Six Months
                                     Ended                       Years Ended December 31,
                                 June 30, 2001     ----------------------------------------------------
                                   (Unaudited)      2000        1999        1998       1997       1996
                                 --------------    ------      ------      ------     ------     ------
Net Asset Value,
     Beginning of Period .......    $  11.09      $  12.31    $  10.90    $  8.43    $  7.43    $  7.95
                                    --------      --------    --------    -------    -------    -------
Income from Investment
   Operations
   Net Investment Income .......        0.03          0.06        0.10       0.06       0.09       0.13
   Net Realized and
   Unrealized Gain (Loss) ......       (0.25)        (1.20)       2.06       3.07       2.12       1.69
                                    --------      --------    --------    -------    -------    -------
   Total from Investment
        Operations .............       (0.22)        (1.14)       2.16       3.13       2.21       1.82
                                    --------      --------    --------    -------    -------    -------
Distributions:
   Net Investment Income .......       (0.03)        (0.06)      (0.10)     (0.06)     (0.09)     (0.13)
   In Excess of Net Investment
        Income .................          --            --          --      (0.01)     (0.01)        --
   Net Realized Gain ...........          --         (0.02)      (0.61)     (0.59)     (1.10)     (2.20)
   In Excess of Net Realized
        Gain ...................          --            --       (0.04)        --      (0.01)     (0.01)
                                    --------      --------    --------    -------    -------    -------
   Total Distributions .........       (0.03)        (0.08)      (0.75)     (0.66)     (1.21)     (2.34)
                                    --------      --------    --------    -------    -------    -------
Net Asset Value,
   End of Period ...............    $  10.84      $  11.09    $  12.31    $ 10.90    $  8.43    $  7.43
                                    ========      ========    ========    =======    =======    =======
   Total Return ................       (1.98)%+**    (9.33)%     20.06%+    37.82%+    29.86%+    22.95%+
                                    ========      ========    ========    =======    =======    =======
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands) ...............    $106,630      $118,545    $145,185    $33,889    $ 7,331    $ 3,519
Ratio of Expenses to
Average Net Assets .............        0.99%*        0.97%       0.99%      1.26%      1.00%      0.91%
Ratio of Net Investment
     Income to Average
     Net Assets ................        0.51%*        0.53%       1.08%      0.78%      1.17%      1.53%
Portfolio Turnover Rate ........         107%          270%        261%       297%       189%       179%

The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Enhanced Equity Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Enhanced Equity Fund acquired the assets and assumed the liabilities of the Enhanced Equity Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 0.61425 used on the date of reorganization.
 *   Annualized
**   Not Annualized
 + Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               MASTER FIXED INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   Selected Per Share Data & Ratios
                                                     For a Share Outstanding Throughout Each Period

                                        Six Months
                                           Ended                 Years Ended December 31,
                                       June 30, 2001++  -------------------------------------------
                                        (Unaudited)      2000     1999     1998     1997      1996
                                       --------------   ------   ------   ------   ------    ------
Net Asset Value,
   Beginning of Period ................    $ 9.73       $ 9.13   $ 9.81   $10.00   $11.62   $ 11.78
                                           ------       ------   ------   ------   ------   -------
Income from Investment
   Operations
   Net Investment Income ..............      0.16         0.55     0.48     0.51     0.67      0.66
   Net Realized and
     Unrealized Gain (Loss) ...........     (0.03)        0.60    (0.67)   (0.14)    0.46     (0.01)
                                           ------       ------   ------   ------   ------   -------
   Total from Investment
     Operations .......................      0.13         1.15    (0.19)    0.37     1.13      0.65
                                           ------       ------   ------   ------   ------   -------
Distributions:
   Net Investment Income ..............     (0.16)       (0.55)   (0.48)   (0.51)   (0.67)    (0.66)
   In Excess of Net Investment
     Income ...........................     (0.10)          --    (0.01)      --       --        --
   Net Realized Gain ..................        --           --       --    (0.05)   (1.98)    (0.14)
   In Excess of Net Realized Gain .....        --           --       --       --    (0.10)    (0.01)
                                           ------       ------   ------   ------   ------   -------
   Total Distributions ................     (0.26)       (0.55)   (0.49)   (0.56)   (2.75)    (0.81)
                                           ------       ------   ------   ------   ------   -------
Net Asset Value,
   End of Period ......................    $ 9.60       $ 9.73   $ 9.13   $ 9.81   $10.00   $ 11.62
                                           ======       ======   ======   ======   ======   =======

Total Return+ .........................      1.29%**     13.03%   (2.00)%   3.80%   10.04%     5.69%
                                           ======       ======   ======   ======   ======   =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ........................    $4,308       $4,513   $4,523   $4,954   $5,712   $28,926
Ratio of Expenses to
   Average Net Assets .................      0.80%*       0.80%    0.87%    1.07%    0.90%     0.72%
Ratio of Net Investment
   Income to Average Net Assets .......      3.38%*       5.92%    5.13%    5.06%    5.60%     5.66%
Portfolio Turnover Rate ...............        13%         103%      81%      98%      40%       22%

The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Master Fixed Income Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Master Fixed Income Fund acquired the assets and assumed the liabilities of the Master Fixed Income Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 1.1312 used on the date of reorganization.
 *   Annualized
**   Not Annualized
 + Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
++ As required, effective January 1, 2001, the Fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums and discounts on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.07, increase net realized and unrealized gains and losses per share by $0.07, and decrease the ratio of net investment income to average net assets from 4.84% to 3.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                        SHORT-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    Selected Per Share Data & Ratios
                                                      For a Share Outstanding Throughout Each Period

                                         Six Months
                                            Ended                 Years Ended December 31,
                                       June 30, 2001++   -------------------------------------------
                                         (Unaudited)      2000     1999     1998     1997      1996
                                        --------------   ------   ------   ------   ------    ------
Net Asset Value,
   Beginning of Period ................     $ 9.92       $ 9.79   $10.10   $ 9.97   $ 9.99    $10.14
                                            ------       ------   ------   ------   ------    ------
Income from Investment
   Operations
   Net Investment Income ...............      0.25         0.59     0.56     0.56     0.56      0.63
   Net Realized and
     Unrealized Gain (Loss) ............      0.05         0.13    (0.31)    0.14    (0.02)    (0.10)
                                            ------       ------   ------   ------   ------    ------
   Total from Investment
     Operations ........................      0.30         0.72     0.25     0.70     0.54      0.53
                                            ------       ------   ------   ------   ------    ------
Distributions:
   Net Investment Income ...............     (0.25)       (0.59)   (0.56)   (0.56)   (0.56)    (0.67)
   In Excess of Net Investment
     Income ............................     (0.08)          --       --    (0.01)      --        --
   Return of Capital ...................        --           --       --       --       --     (0.01)
                                            ------       ------   ------   ------   ------    ------
   Total Distributions .................     (0.33)       (0.59)   (0.56)   (0.57)   (0.56)    (0.68)
                                            ------       ------   ------   ------   ------    ------
Net Asset Value,
   End of Period .......................    $ 9.89       $ 9.92   $ 9.79   $10.10   $ 9.97    $ 9.99
                                            ======       ======   ======   ======   ======    ======
Total Return+ ..........................      3.01%**      7.60%    2.54%    7.10%    5.54%     5.28%
                                            ======       ======   ======   ======   ======    ======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .........................    $3,630       $3,646   $3,729   $5,259   $2,978    $1,008
Ratio of Expenses to
   Average Net Assets ..................      0.60%*       0.60%    0.69%    0.84%    0.60%     0.56%
Ratio of Net Investment
   Income to Average Net Assets ........      5.02%*       6.02%    5.68%    5.43%    5.57%     5.99%
Portfolio Turnover Rate ................        60%          34%      62%      25%      34%       31%

The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Short-Term Government Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Short-Term Government Fund acquired the assets and assumed the liabilities of the Short-Term Government Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 1.0162 used on the date of reorganization.
 *   Annualized
**   Not Annualized
 + Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
++ As required, effective January 1, 2001, the Fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums and discounts on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets from 5.81% to 5.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     INTERNATIONAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Selected Per Share Data & Ratios
                                                             For a Share Outstanding Throughout Each Period

                                                       Six Months
                                                          Ended         Year Ended    September 30, 1999***
                                                      June 30, 2001    December 31,      to December 31,
                                                       (Unaudited)         2000               1999
                                                      -------------    ------------   ---------------------
Net Asset Value, Beginning of Period ................    $  9.78         $ 11.25             $10.00
                                                         -------         -------             ------
Income from Investment Operations
   Net Investment Income ............................       0.05            0.11               0.01
   Net Realized and Unrealized
      Gain (Loss) ...................................      (1.47)          (1.40)              1.25
                                                         -------         -------             ------
   Total from Investment Operations .................      (1.42)          (1.29)              1.26
                                                         -------         -------             ------
Distributions:
   Net Investment Income ............................         --           (0.10)                --
   Net Realized Gain ................................         --           (0.04)             (0.01)
   In Excess of Net Realized Gain ...................         --           (0.04)                --
                                                         -------         -------             ------
   Total Distributions ..............................         --           (0.18)             (0.01)
                                                         -------         -------             ------
Net Asset Value,
   End of Period ....................................    $  8.36         $  9.78             $11.25
                                                         =======         =======             ======
Total Return+ .......................................     (14.52)%**      (11.44)%            12.67%**
                                                         =======         =======             ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)................    $ 6,476         $ 6,731             $1,658
Ratio of Expenses to Average
   Net Assets .......................................       1.30%*          1.30%              1.30%*
Ratio of Net Investment Income
   to Average Net Assets ............................       1.37%*          1.11%              0.66%*
Portfolio Turnover Rate .............................         70%             38%                 5%

  *  Annualized
 **  Not annualized
***  Commencement of operations.
  + Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the periods indicated.




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund, Analytic Short-Term Government Fund and Analytic International Fund (the "Funds") are funds of UAM Funds, Inc. II, which are diversified, open-end management investment companies. At June 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Funds. The Funds have distinct investment objectives and policies that are described in the prospectus.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Funds in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available, are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

UAM FUNDS                                  ANALYTIC FUNDS

--------------------------------------------------------------------------------
     2. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The Analytic International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Analytic International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     3. Repurchase Agreements: The collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Analytic Investors, Inc. (the "Adviser"), ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a fund may be delayed or limited.

     4. Foreign Currency Translation: The books and records of the Analytic International Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Analytic International Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Analytic International Equity Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     5.   Distributions to Shareholders:   Distributions from net investment
income for the Defensive Equity and Enhanced Equity Funds are declared and paid quarterly, if available. Distributions from net investment income for the Master Fixed Income Fund and the Short-Term Government Fund are declared daily and paid monthly. Distributions from net investment income for the

UAM FUNDS                                  ANALYTIC FUNDS

--------------------------------------------------------------------------------
International Fund are declared and paid annually. Distributions of net realized capital gains, for all funds, will be distributed annually.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     6. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets.

     7. Derivative Financial Instruments: Each Fund may utilize various call option, put option and financial futures strategies in pursuit of its objective. These techniques will be used primarily to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the Funds to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock and bond markets. The Funds will only write covered call and put options on common stock or stock indices.

     8. Forward Foreign Currency Exchange Contracts: The Analytic International Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Analytic

UAM FUNDS                                  ANALYTIC FUNDS

--------------------------------------------------------------------------------
International Fund as unrealized gain or loss. The Analytic International Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. The Analytic International Fund had no outstanding forward foreign currency exchange contracts at June 30, 2001.

     9. Written Option Accounting Principles: When a covered put or call option is written in a Fund, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. When a Fund writes a covered option, securities equal in value to the exercise price are placed in a segregated account to collateralize the outstanding option.

     When a covered written call expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

      When a covered written put expires, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss on the option transaction and the liability related to such option is extinguished. When a put option is exercised, the Fund purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

     The Funds trade written option contracts with off-balance sheet risk in the normal course of their investment activities in order to manage exposure to market risks such as interest rates. The contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

UAM FUNDS                                  ANALYTIC FUNDS

--------------------------------------------------------------------------------
         10. Futures Contracts: Each of the Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, a Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

         11. Implementation of New Accounting Standards: The Funds implemented the provisions of the AICPA Audit and Accounting Guide, "Audits of Investment Companies" (the "Guide"), as required on January 1, 2001. Prior to January 1, 2001, the Master Fixed Income Fund and the Short-Term Government Fund did not amortize premiums and discounts on debt securities. In accordance with the implementation of the new accounting standards, the Master Fixed Income Fund and Short-Term Government Fund were required to record a cumulative effect adjustment of $(30,906) and $(14,968), respectively, to reflect the amortization of premiums and discounts that were not previously recorded. The cumulative adjustments were a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore did not impact total net assets or the net asset value per share of the Master Fixed Income Fund and the Short-Term Government Fund. The implementation of the new accounting standards did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Analytic Investors, Inc. (the "Adviser"), an affiliate of Old Mutual
(US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.60% of the average net assets of the Enhanced Equity and Defensive Equity Funds; 0.45% of the average net assets of the Master Fixed Income Fund; 0.30% of the aver-

UAM FUNDS                                  ANALYTIC FUNDS

--------------------------------------------------------------------------------
age net assets of the Short-Term Government Fund; and 1.00% of the average net assets of the International Fund. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Analytic Fund as follows: 0.99% of the Defensive Equity and the Enhanced Equity Funds; 0.80% of the Master Fixed Income Fund; 0.60% of the Short-Term Government Fund and 1.30% of the International Fund. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year and can be terminated at any time at the option of the Adviser.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), and affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Funds paid UAMFSI 0.093% per annum of the average daily net assets of the Defensive Equity and the International Funds; and 0.073% per annum of the average daily net assets of the Enhanced Equity, Master Fixed Income and the Short-Term Government Funds. Each fund also paid an annual base fee of $72,500 per fund and a fee based on the number of active shareholder accounts.

     For the three months ended March 31, 2001, UAM Fund Services, Inc. earned the following amounts from the Funds and paid the following to SEI, DST and UAMSSC for their services:

                                                   Portion    Portion   Portion
                                 Administration    Paid to    Paid to   Paid to
Analytic Funds                        Fees           SEI        DST      UAMSSC
------------------               --------------    -------    -------   -------

Defensive Equity ............       $31,519        $12,096   $ 6,436    $   900
Enhanced Equity .............        47,493         17,283     8,190      4,808
Master Fixed Income .........        20,857          8,950     4,050      2,589
Short-Term Government .......        19,358          8,918     3,600      1,620
International ...............        20,335          8,701     2,908      2,610

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administrative Agreement (the "Administrative Agreement").

     Pursuant to the Administrative Agreement, the Funds pay the Administrator 0.093% per annum of the average daily net assets of the Defensive Equity and the International Funds; and 0.073% per annum of the average daily net assets of the Enhanced Equity, Master Fixed Income and Short-Term Government Funds. Each fund also pays an annual base fee of $54,500 per fund. For the three months ending June 30, 2001, the Administrator was paid the following amounts:

                                                Administration
                     Analytic Funds                  Fees
                     ---------------            --------------

                     Defensive Equity              $23,761
                     Enhanced Equity                33,358
                     Master Fixed Income            14,361
                     Short-Term Government          14,268
                     International                  14,922

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Funds.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Funds.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representative receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: The cost of securities purchased and the proceeds from securities sold, other than short-term investments and options for the funds for

UAM FUNDS                                                                      ANALYTIC FUNDS

---------------------------------------------------------------------------------------------
the period ended June 30, 2001 were as follows:

                                                                  U.S. Govt.       U.S. Govt.
                             Purchases           Sales            Purchases          Sales
                           ------------      ------------        -----------       ----------
Defensive Equity           $ 43,398,742      $ 48,304,344        $       --        $       --
Enhanced Equity             118,243,548       128,401,302                --                --
Master Fixed Income                  --                --           316,763           629,747
Short-Term Government                --           275,000         2,164,722         1,963,712
International                 3,750,811         4,371,919                --                --
Transactions in option contracts written in the Defensive Equity Fund were as follows:
                                                           Number of
                                                           Contracts         Premiums
                                                         -------------    --------------
Outstanding at December 31, 2000                                 320       $   794,201
Options written                                                2,710         5,609,483
Options terminated in closing purchase transactions           (2,300)       (4,837,726)
Options expired                                                 (435)         (878,416)
                                                         -------------    --------------
Outstanding at June 30, 2001                                     295       $   687,542
                                                         =============    ==============

Transactions in option contracts written in the Master Fixed Income Fund were as follows:
                                                           Number of
                                                           Contracts         Premiums
                                                         -------------    --------------
Outstanding at December 31, 2000                                  23       $    25,195
Options written                                                  199           187,369
Options terminated in closing purchase transactions             (185)         (178,083)
Options expired                                                  (15)          (12,780)
                                                         -------------    --------------
Outstanding at June 30, 2001                                      22       $    21,701
                                                         =============    ==============

The following Funds had futures contracts open as of June 30, 2001:

                      Number
Contract                of                   Trade             Settlement             Unrealized
Description          Contracts               Price                Month               Gain (Loss)
------------         ---------            ----------          --------------          ------------
Defensive Equity
S&P 500                  9                $1,284.15           September 2001          $ (91,500)
                                                                                      =========
Enhanced Equity
S&P 500                 15                $1,284.15           September 2001          $(167,687)
S&P 500 E-Mini           6                 1,224.00           September 2001              1,060
                                                                                      ---------
                                                                                      $(166,627)
                                                                                      =========

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
                         Number
Contract                   of         Trade           Settlement     Unrealized
Description             Contracts     Price(1)          Month        Gain (Loss)
------------            ---------   -----------     --------------   ----------
Master Fixed Income
U.S. Treasury Bond          4          99.00        September 2001    $  5,210
U.S. 10 Year Agency         3          98.02        September 2001      (2,374)
U.S. 2 Year Note            5         102.45        September 2001         872
U.S. 10 Year Note           2         102.25        September 2001       1,511
                                                                      --------
                                                                      $  5,219
Short-Term Government                                                 ========
Australian Dollar           3          52.40        September 2001    $ (4,710)
British Pound               2         137.00        September 2001       4,905
Euro                        1           0.84        September 2001         765
Japanese Yen               (1)         82.78        September 2001       2,476
Swiss Franc                (3)         55.60        September 2001        (780)
                                                                      --------
                                                                      $  2,656
International                                                         ========
Australian Dollar           12         52.40        September 2001    $(18,720)
British Pound               8         137.00        September 2001      19,700
CAC 40 Index               (1)      5,203.00 EUR    July 2001              (67)
Canadian Dollar            10          65.80        September 2001       2,000
DAX Index                  (1)      6,234.50 EUR    September 2001       2,625
DJ Euro Stoxx 50            5       4,465.00 EUR    September 2001      (7,573)
Euro                        7           0.84        September 2001       5,425
FT-SE 100 Index             5       5,911.50 GBP    September 2001     (18,278)
Hang Seng Index            (1)     13,124.00 HKD    July 2001              532
IBEX Plus Index            (1)      9,570.00 EUR    July 2001            6,316
Japanese Yen               (1)         82.78        September 2001       2,488
MIB 30 Index                1           3.00 EUR    September 2001      (4,519)
OMX Index                  (4)        860.70 SEK    July 2001            (839)
S&P/TSE 60 Index            2         467.50 CAD    September 2001      (5,176)
SPI 200 Index               3       3,436.00 AUD    September 2001         796
Swiss Franc                (1)         55.60        September 2001        (250)
Topix Index                 2       1,315.00 JPY    September 2001      (2,724)
                                                                      --------
                                                                      $(18,264)
                                                                      ========
(1) In U.S. Dollars unless otherwise indicated.
AUD -- Australian Dollar
CAD -- Canadian Dollar
EUR -- Euro
GBP -- Great British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
SEK -- Swedish Krona

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------
       H. Line of Credit: The Defensive Equity, Enhanced Equity, Master Fixed Income, and Short-Term Government Funds, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating fund based on its average daily unused portion of the line of credit. During the six months ended June 30, 2001, the funds had no borrowings under the agreement.

       I. Other: At June 30, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Fund was as follows:

Analytic Funds               No of Shareholders      % Ownership
--------------               ------------------     -------------
Defensive Equity                      1                 16.5%
Enhanced Equity                       2                 59.8
Master Fixed Income                   1                 36.5
Short-Term Government                 2                 82.8
International                         3                 94.6

NOTES

UAM FUNDS                                                         ANALYTIC FUNDS

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                         Linda T. Gibson, Esq.
Director, President and Chairman          Vice President and Secretary

John T. Bennett, Jr.                      Sherry Kajdan Vetterlein
Director                                  Vice President and Assistant Secretary

Nancy J. Dunn                             Christopher Salfi
Director                                  Treasurer

Philip D. English                         Molly S. Mugler
Director                                  Assistant Secretary

William A. Humenuk
Director

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Analytic Investors, Inc.
700 South Flower Street
Suite 2400
Los Angeles, CA 90017

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                    UAM Funds

                                    Funds for the Informed Investorsm


Analytic Funds

Annual Report                                             December 31, 2000



Analytic Defensive Equity Fund
Analytic Enhanced Equity Fund
Analytic Master Fixed Income Fund
Analytic Short-Term Government Fund
Analytic International Fund






                                      UAM

UAM FUNDS                                        ANALYTIC FUNDS
                                                 DECEMBER 31, 2000
------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------
Shareholders' Letter ........................................    1

Statements of Net Assets
   Defensive Equity Fund ....................................    9
   Enhanced Equity Fund .....................................   16
   Master Fixed Income Fund .................................   22
   Short-Term Government Fund ...............................   25
   International Fund .......................................   27

Statements of Operations ....................................   34

Statements of Changes in Net Assets..........................   36

Financial Highlights
   Defensive Equity Fund ....................................   38
   Enhanced Equity Fund .....................................   39
   Master Fixed Income Fund .................................   40
   Short-Term Government Fund ...............................   41
   International Fund .......................................   42

Notes to Financial Statements ...............................   43

Report of Independent Accountants ...........................   53

UAM FUNDS                                                        ANALYTIC FUNDS

--------------------------------------------------------------------------------
December 31, 2000

Dear Fellow Shareholders:

We are pleased to send you The Analytic Funds Annual report for the year ended December 31, 2000.

This past year was disappointing for most U.S. Large Capitalization stock investors. Although investors had become increasingly leery about market valuations during the first three-quarters of the year, it was assumed that the U.S. economy would continue on its unprecedented growth path of the past 10 years. However, several profit warnings from companies such as Dell Computer, Intel, AT&T, and Whirlpool signaled a clear indication of a slowing economy. Leading economic indicators and a weak holiday shopping season also signaled a slowdown and market reaction was swift. Technology companies, with the highest market valuations, were severely penalized as growth prospects waned. Investors instead flocked to more defensive sectors, such as Health Care and Defense, which are typically better insulated from an economic slowdown.

Although the S&P 500 Index return was negative for the year, more than half of the stocks in this index advanced, led by the more than 200% returns of Reebok International, Dynegy, and EOG Resources. Unfortunately, these returns were more than offset by the markets big losers, which included Novell, Yahoo, and Compuware, each down more than 80%. It was technology companies such as these that were most disappointing to investors. In addition, the highest performing stocks in 1999 (Qualcomm, Sprint, Nextel and LSI Logic) all declined in 2000, each falling 50% or more. However, poor performance was not just limited to high-flying technology stocks. In fact, two stocks that were each down more than 70% in 1999, Rite Aid and McKesson HBOC, continued to slide more than 75% in 2000 leading to them being dropped from the index.

The performance of our two U.S. equity mutual funds was roughly in line with our expectations. The Analytic Defensive Equity Fund beat the S&P 500 Index and its peer group for the year, declining -6.46% versus -9.11% for the S&P 500 Index and -8.96% for the average Lipper Large Cap Core Fund. Meanwhile, the Analytic Enhanced Equity Fund returned -9.33% for the year, nearly matching the -9.11% return for the S&P 500 Index and the -8.96% return for the average Lipper Large Cap Core Fund.

International equities, as measured by the Morgan Stanley Capital International EAFE Index (EAFE), also performed poorly in 2000, declining -14.17%. The negative EAFE return was primarily due to 40% declines in both the technology and telecommunications sectors and a 27% decline in large cap Japanese stocks. By comparison, European large cap stocks were down only 8% for the year. Losses in the Asia/Far East and European regions were made worse by the strong performance of the U.S. dollar in 2000.

The Analytic International Equity Fund outperformed EAFE by 2.73% in 2000, declining -11.44%. This Fund also outperformed its fund peer group, as measured

UAM FUNDS                                                        ANALYTIC FUNDS

--------------------------------------------------------------------------------

by the Lipper International Fund Average, by 4.16%. The Analytic International Fund's strong return relative to EAFE and its peer group can be attributed to the strong stock selection in Japan and the U.K.

In contrast to the last five years of steady corporate earnings growth, 2000 was a year filled with great uncertainty. As a result, bond markets soared as investors sought relief from the negative returns of the equity markets. The broad bond market, as measured by the Lehman U.S. Government/Credit Index
(LBGC), returned 11.84% for 2000. Within this index, the Treasury bond sector returned an impressive 13.52%, as investors flocked to the safety of high quality issues. In fact, the spread between U.S. Corporate and U.S. Treasury bond yields widened to its greatest level since early 1993. The Government Agency sector also performed well, posting a return of 12.18%. The Corporate bond sector underperformed its two government sector counterparts, returning only 9.39%.

Despite the uncertainty in the corporate markets in 2000 the Analytic Master Fixed Income Fund prospered, returning 13.03% for the year. This surpassed both the LBGC Index return of 11.84% and the Lipper Intermediate Investment-Grade Universe return of 9.78%.

The Analytic Master Fixed Income Fund performance can be attributed to our proprietary valuation model, which enables us to purchase corporate securities at attractive prices. The Analytic Short-Term Government Fund returned 7.60% for the year, under-performing both the Merrill Lynch 1-3 Year Treasury Index return of 8.00% and the Lipper Short-Term U.S. Government Universe return of 7.94%. The Analytic Short-Term Government Fund performance can be attributed primarily to security selection.

We appreciate your loyalty and continuing support.

Sincerely,



/s/ Harindra de Silva                                  /s/ Greg McMurran
Harindra de Silva, Ph.D, CFA                           Greg McMurran
President/Portfolio Manager                            Chief Investment Officer


/s/ Dennis Bein              /s/ Steven Sapra          /s/ Scott Barker
Dennis Bein, CFA             Steven Sapra              Scott Barker, CFA
Portfolio Manager            Portfolio Manager         Portfolio Manager



/s/ Robert Murdock                                     /s/ Doug Savrese
Robert Murdock, Ph.D.                                  Doug Savrese
Portfolio Manager                                      Portfolio Manager

UAM FUNDS                                                        ANALYTIC FUNDS

--------------------------------------------------------------------------------

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Lehman U.S. Government/Corporate Bond Index is an unmanaged fixed income market value-weighted index of U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others.

Lipper Mutual Fund Averages are equally-weighted benchmarks composed of mutual funds with similar objectives.

Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of U.S. treasury securities with an outstanding par value of at least $25 million, a fixed coupon greater than 4.25% and a maturity ranging between one to three years.

Morgan Stanley Capital International EAFE Index is an unmanaged, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                  ANALYTIC
                                                           DEFENSIVE EQUITY FUND

--------------------------------------------------------------------------------

 Growth of a $10,000 Investment

                                    [GRAPH]

           ---------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN*
              FOR PERIOD ENDED DECEMBER 31, 2000
           ---------------------------------------

              1 Year     5 Years     10 Years
           ---------------------------------------
              -6.46%     15.05%       12.42%
           ---------------------------------------


*If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.
+Beginning with this report, the portfolio's performance will be compared to the S&P 500 Index. The advisor has concluded that the S&P 500 is a more appropriate benchmark for this portfolio than a blended index.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 3.

UAM FUNDS                                                   ANALYTIC
                                                            ENHANCED EQUITY FUND

--------------------------------------------------------------------------------

Growth of a $10,000 Investment


                                    [GRAPH]

           ---------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN**
              FOR PERIOD ENDED DECEMBER 31, 2000
           ---------------------------------------
                                      Since
              1 Year     5 Years      7/1/93*
           ---------------------------------------
              -9.33%     19.09%       17.54%
           ---------------------------------------


 *Beginning of operations. Index comparisons begin on 6/30/93.
**If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 3.

UAM FUNDS                                     ANALYTIC
                                              MASTER FIXED INCOME FUND

--------------------------------------------------------------------------------

 Growth of a $10,000 Investment


                                    [GRAPH]

           ---------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN**
              FOR PERIOD ENDED DECEMBER 31, 2000
           ---------------------------------------
                                      Since
              1 Year     5 Years      7/1/93*
           ---------------------------------------
              13.03%      5.98%        6.43%
           ---------------------------------------


 *Beginning of operations. Index comparisons begin on 6/30/93.
**If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 3.

UAM FUNDS                                 ANALYTIC
                                          SHORT-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------

 Growth of a $10,000 Investment


                                    [GRAPH]

           ---------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN**
              FOR PERIOD ENDED DECEMBER 31, 2000
           ---------------------------------------
                                      Since
              1 Year     5 Years      7/1/93*
           ---------------------------------------
               7.60%      5.60%        5.40%
           ---------------------------------------


 *Beginning of operations. Index comparisons begin on 6/30/93.
**If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 3.

UAM FUNDS                                              ANALYTIC
                                                       INTERNATIONAL FUND

--------------------------------------------------------------------------------

 Growth of a $10,000 Investment


                                             --------------------------
                                                AVERAGE ANNUAL TOTAL
                                                 RETURN** FOR PERIOD
                                               ENDED DECEMBER 31, 2000
                                             --------------------------
                                                             Since
                                                1 Year      9/30/99*
                                             --------------------------
                                                -11.44%      -0.18%
                                             --------------------------

 *Beginning of operations. Index comparisons begin on 9/29/99.
**If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 3.

UAM FUNDS                                                  ANALYTIC FUNDS
                                                           DEFENSIVE EQUITY FUND
                                                           DECEMBER 31, 2000
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
 COMMON STOCKS - 98.7%
                                                             Shares      Value
                                                             ------      -----
AIRLINES -- 0.2%
     Delta Air Lines ...................................      1,911   $   95,908
                                                                      ----------
ALCOHOL -- 1.5%
     Anheuser-Busch+ ...................................     15,453      703,111
                                                                      ----------
APPAREL & TEXTILES -- 0.0%
     Liz Claiborne+ ....................................        612       25,474
                                                                      ----------
AUTOMOTIVE PARTS & EQUIPMENT -- 0.2%
     Visteon ...........................................     10,146      116,679
                                                                      ----------
BANKS -- 11.8%
     Bank of America+ ..................................     31,763    1,457,128
     Chase Manhattan*+  ................................      5,554      252,360
     Citigroup+ ........................................     36,932    1,885,840
     FleetBoston Financial .............................     33,415    1,255,151
     JP Morgan+ ........................................        674      111,547
     Suntrust Banks+ ...................................     11,892      749,196
                                                                      ----------
                                                                       5,711,222
                                                                      ----------
CLOTHING -- 0.2%
     Limited ...........................................      5,165       88,128
                                                                      ----------
COMPUTER HARDWARE -- 8.9%
     Cabletron Systems*+................................      2,434       36,662
     Cisco Systems* ....................................     21,065      805,736
     Compaq Computer+ ..................................     25,398      382,240
     Dell Computer*+ ...................................     24,728      431,194
     Hewlett-Packard+ ..................................     15,808      498,940
     International Business Machines+...................     17,216    1,463,360
     Network Appliance*+ ...............................      3,260      209,251
     Sun Microsystems*  ................................     17,384      484,579
                                                                      ----------
                                                                       4,311,962
                                                                      ----------
COMPUTER SOFTWARE --   5.7%
     Adobe Systems .....................................      5,951      346,274
     Microsoft*+ .......................................     14,740      639,348
     Oracle* ...........................................     40,922    1,189,296



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ANALYTIC FUNDS
                                                           DEFENSIVE EQUITY FUND
                                                           DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMMON STOCKS - continued


                                                             Shares     Value
                                                             ------     -----
COMPUTER SOFTWARE -- continued
     Peoplesoft*+ ......................................      3,339   $  124,169
     Siebel Systems* ...................................      3,663      247,710
     Veritas Software*..................................      2,070      181,125
                                                                      ----------
                                                                       2,727,922
                                                                      ----------
CONSTRUCTION -- 0.1%
     Centex+ ...........................................      1,297       48,719
                                                                      ----------
DEFENSE AND AEROSPACE -- 2.5%
     Boeing ............................................     18,378    1,212,948
                                                                      ----------
DEPARTMENT STORES -- 3.6%
     May Department Stores+ ............................      5,678      185,955
     Sears Roebuck+ ....................................     23,916      831,081
     Wal-Mart Stores+...................................     13,116      696,788
                                                                      ----------
                                                                       1,713,824
                                                                      ----------
ELECTRIC UTILITIES -- 4.6%
     AES* ..............................................      7,859      435,192
     Dominion Resources+................................     15,263    1,022,621
     Reliant Energy+ ...................................     17,900      775,294
                                                                      ----------
                                                                       2,233,107
                                                                      ----------
ELECTRICAL EQUIPMENT -- 1.2%
     Andrew*+ ..........................................      1,646       35,801
     Motorola+ .........................................      2,411       48,823
     Nortel Networks ...................................      9,936      318,573
     Scientific-Atlanta+ ...............................      1,076       35,037
     Teradyne* .........................................      3,549      132,200
                                                                      ----------
                                                                         570,434
                                                                      ----------
ENERGY RESOURCES -- 4.3%
     Amerada Hess ......................................     10,730      783,961
     Anadarko Petroleum ................................      3,547      252,121
     Chevron+ ..........................................      6,196      523,175
     Devon Energy ......................................        519       31,643
     Exxon Mobil .......................................      1,009       87,720
     Kerr-McGee+ .......................................      5,935      397,274
                                                                      ----------
                                                                       2,075,894
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ANALYTIC FUNDS
                                                           DEFENSIVE EQUITY FUND
                                                           DECEMBER 31, 2000
--------------------------------------------------------------------------------
   COMMON STOCKS -continued

                                                          Shares       Value
                                                          ------       -----
FINANCIAL SERVICES -- 7.1%
     Equifax+ ..........................................  25,042    $  718,392
     General Electric+ .................................  56,012     2,685,075
                                                                    ----------
                                                                     3,403,467
                                                                    ----------
FOOD & BEVERAGES -- 2.4%
     Coca-Cola+ ........................................   4,908       299,081
     General Mills+ ....................................   5,231       233,106
     H.J. Heinz ........................................   1,664        78,936
     Pepsico+ ..........................................   8,085       400,713
     Sysco+ ............................................   4,558       136,740
                                                                    ----------
                                                                     1,148,576
                                                                    ----------
FOREST PRODUCTS -- 2.6%
     Kimberly-Clark ....................................  17,487     1,236,156
                                                                    ----------
GOLD -- 0.7%
     Barrick Gold ......................................  20,980       343,652
                                                                    ----------
HEAVY ELECTRICAL  -- 0.2%
     American Power Conversion*.........................   8,351       103,344
                                                                    ----------
HOME PRODUCTS -- 0.3%
     Procter & Gamble ..................................   2,035       159,620
                                                                    ----------
INDUSTRIAL PARTS -- 0.9%
     Briggs & Stratton+ ................................   1,302        57,776
     Illinois Tool Works ...............................   6,200       369,288
                                                                    ----------
                                                                       427,064
                                                                    ----------
INFORMATION SERVICES -- 2.1%
     America Online*+ ..................................   9,599       334,045
     Automatic Data Processing..........................  10,248       648,827
     Convergys*+ .......................................   1,060        48,031
                                                                    ----------
                                                                     1,030,903
                                                                    ----------
LIFE INSURANCE -- 0.5%
     Torchmark .........................................   6,002       230,702
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ANALYTIC FUNDS
                                                           DEFENSIVE EQUITY FUND
                                                           DECEMBER 31, 2000
--------------------------------------------------------------------------------

   COMMON STOCKS - continued

                                                                Shares       Value
                                                              --------    ---------
MEDIA -- 3.3%
     Time Warner ............................................   5,497    $  287,163
     Walt Disney+ ...........................................  44,799     1,296,371
                                                                         ----------
                                                                          1,583,534
                                                                         ----------

MEDICAL PRODUCTS -- 5.0%
     Abbott Laboratories ....................................  10,099       489,170
     Boston Scientific*+ ....................................  10,086       138,052
     Johnson & Johnson+ .....................................   9,693     1,018,371
     Medtronic+ .............................................  12,826       774,370
                                                                         ----------
                                                                          2,419,963
                                                                         ----------

MEDICAL PROVIDERS -- 2.2%
     Tenet Healthcare*+ .....................................  16,809       746,950
     Wellpoint Health Networks*+ ............................   2,539       292,620
                                                                         ----------
                                                                          1,039,570
                                                                         ----------

MISCELLANEOUS MINING -- 0.8%
     Alcoa ..................................................  11,560       387,260
                                                                         ----------

MOTOR VEHICLES -- 0.4%
     General Motors+ ........................................   3,751       191,067
                                                                         ----------

OIL REFINING -- 1.0%
     USX-Marathon Group+ ....................................  17,397       482,767
                                                                         ----------

OIL SERVICES -- 0.2%
     Baker Hughes+ ..........................................     769        31,962
     Rowan*+ ................................................   3,243        87,561
                                                                         ----------
                                                                            119,523
                                                                         ----------

PHARMACEUTICALS -- 6.8%
     Bristol-Myers Squibb+ ..................................   4,039       298,634
     Eli Lilly ..............................................   5,333       496,302
     Merck+ .................................................  15,987     1,496,783
     Pfizer .................................................  19,724       907,304
     Schering-Plough ........................................   1,679        95,283
                                                                         ----------
                                                                          3,294,306
                                                                         ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ANALYTIC FUNDS
                                                           DEFENSIVE EQUITY FUND
                                                           DECEMBER 31, 2000

COMMON STOCKS - concluded

                                                             Shares     Value
                                                           ---------- ---------
PROPERTY INSURANCE -- 2.5%
     Loew's+ .............................................     6,572  $  680,613
     MGIC Investment .....................................     7,568     510,367
                                                                      ----------
                                                                       1,190,980
                                                                      ----------

PUBLISHING -- 0.9%

     McGraw-Hill+ ........................................     7,690     450,826
                                                                      ----------

SEMI CONDUCTORS -- 4.2%
     Advanced Micro Devices*..............................     6,484      89,560
     Analog Devices*+ ....................................     6,151     314,854
     Intel+ ..............................................    51,922   1,560,905
     LSI Logic* ..........................................     3,083      52,688
                                                                      ----------
                                                                       2,018,007
                                                                      ----------

SPECIALTY RETAIL -- 1.4%
     Autozone* ...........................................     3,899     111,122
     Home Depot ..........................................     7,644     349,235
     Lowe's ..............................................     5,083     226,194
                                                                      ----------
                                                                         686,551
                                                                      ----------

TELECOMMUNICATIONS -- 1.7%
     Qwest Communications International*+.................    19,733     809,053
                                                                      ----------

TELEPHONES -- 4.9%
     BellSouth+ ..........................................    29,905   1,224,236
     SBC Communications+ .................................    20,216     965,314
     Verizon Communications*..............................     3,855     193,232
                                                                      ----------
                                                                       2,382,782
                                                                      ----------

TOBACCO -- 1.8%
     Philip Morris .......................................    19,708     867,152
                                                                      ----------

     TOTAL COMMON STOCKS
        (Cost $45,789,308)................................            47,642,157
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ANALYTIC FUNDS
                                                           DEFENSIVE EQUITY FUND
                                                           DECEMBER 31, 2000


U.S. TREASURY OBLIGATION -- 0.6%

                                                                     Face
                                                                    Amount        Value
                                                                  ----------    ---------
U.S. TREASURY BILL (B) (C) -- 0.6%
      6.178%, 04/19/01 (Cost $294,596)........................... $  300,000   $   294,987
                                                                               -----------

SHORT-TERM INVESTMENT -- 2.4%
  REPURCHASE AGREEMENT-- 2.4%
    JP Morgan 6.400%, dated 12/29/00, matures 01/02/01,
      repurchase price $1,138,569, (collateralized by GNMA
      obligations: total market value $1,160,516)
      (Cost $1,137,760) (A)......................................  1,137,760     1,137,760
                                                                                ----------

    TOTAL INVESTMENTS -- 101.7%
      (Cost $47,221,664) (D).....................................               49,074,904
                                                                               -----------

WRITTEN INDEX OPTIONS -- (1.3%)
                                                                     Contracts
                                                                    -----------
    S&P 100 Index January 2001, 680 Call.........................        (50)     (100,000)
    S&P 100 Index January 2001, 680 Call.........................        (30)      (41,100)
    S&P 100 Index January 2001, 710 Call.........................        (30)      (20,400)
    S&P 100 Index January 2001, 725 Call.........................        (50)      (17,500)
    S&P 100 Index January 2001, 735 Call.........................        (10)       (2,000)
    S&P 500 Index January 2001, 1275 Call........................        (30)     (175,500)
    S&P 500 Index January 2001, 1300 Call........................        (25)     (105,000)
    S&P 500 Index January 2001, 1320 Call........................        (30)      (91,500)
    S&P 500 Index January 2001, 1325 Call........................        (15)      (43,500)
    S&P 500 Index January 2001, 1390 Call........................        (25)      (26,875)
    S&P 500 Index February 2001, 1425 Call.......................        (25)      (27,500)
                                                                                 ---------

    TOTAL WRITTEN INDEX OPTIONS
      (Premiums received ($794,201)).............................                 (650,875)
                                                                                 ---------
    OTHER ASSETS AND LIABILITIES, NET -- (0.4%)..................                 (180,139)
                                                                                 ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               ANALYTIC FUNDS
                                                        DEFENSIVE EQUITY FUND
                                                        DECEMBER 31, 2000
-----------------------------------------------------------------------------
   NET ASSETS CONSIST OF:


                                                                     Value
                                                              --------------
     Paid in Capital......................................    $   47,487,807
     Accumulated Net Realized Loss........................        (1,133,233)
     Unrealized Appreciation..............................         1,889,316
                                                              --------------
     TOTAL NET ASSETS -- 100.0%...........................    $   48,243,890
                                                              --------------

     Institutional Class Shares:
     Shares Issued and Outstanding (authorized
        100 million shares -- $0.001 par value)...........        4,465,491
                                                              --------------

     Net Asset Value, Offering and
        Redemption Price Per Share........................    $        10.80
                                                              ==============

--------------------------------------------------------------------------------
*     Non-Income Producing Security

+ All or a portion of this security has been pledged as collateral for open written option contracts.

GNMA Government National Mortgage Association

(A)   Tri-Party Repurchase Agreement

(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.

(C)   Security has been pledged as collateral for open future positions.

(D) The cost for federal income tax purposes was $47,781,244. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,293,660. This consisted of aggregate gross unrealized appreciation for all securities of $5,305,215 and aggregate gross unrealized depreciation for all securities of $4,011,555.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         ANALYTIC FUNDS
                                                  ENHANCED EQUITY FUND
                                                  DECEMBER 31, 2000
-----------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 99.3%

                                                         Shares     Value
                                                         ------     -----
AUTOMOTIVE PARTS & EQUIPMENT -- 0.4%
  Visteon ...........................................    38,295 $   440,392
                                                                -----------

BANKS -- 11.2%
  Bank of America ...................................    75,523   3,464,618
  Bank of New York ..................................     8,292     457,615
  Chase Manhattan* ..................................    14,870     675,656
  Citigroup .........................................    95,609   4,882,035
  Comerica ..........................................     5,038     299,131
  FleetBoston Financial .............................    86,220   3,238,639
  JP Morgan .........................................     1,796     297,238
                                                                -----------
                                                                 13,314,932
                                                                -----------
CLOTHING -- 0.3%
  Limited ...........................................    21,835     372,560
                                                                -----------
COMPUTER HARDWARE -- 7.6%
  Cabletron Systems* ................................    13,999     210,860
  Cisco Systems* ....................................    13,478     515,533
  Compaq Computer ...................................    55,309     832,400
  Dell Computer* ....................................    56,952     993,100
  Hewlett-Packard ...................................    30,713     969,379
  International Business Machines....................    44,673   3,797,205
  Network Appliance* ................................    11,085     711,518
  Sun Microsystems* .................................    35,884   1,000,266
                                                                -----------
                                                                  9,030,261
                                                                -----------

COMPUTER SOFTWARE -- 6.2%
  Adobe Systems .....................................    11,589     674,335
  Microsoft* ........................................    38,249   1,659,050
  Oracle* ...........................................   106,494   3,094,982
  Peoplesoft* .......................................    11,562     429,962
  Siebel Systems* ...................................    13,734     928,762
  Veritas Software* .................................     7,090     620,375
                                                                -----------
                                                                  7,407,466
                                                                -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         ANALYTIC FUNDS
                                                  ENHANCED EQUITY FUND
                                                  DECEMBER 31, 2000
-----------------------------------------------------------------------
COMMON STOCKS- Continued

                                                         Shares     Value
                                                         ------     -----

CONSTRUCTION -- 0.4%
  Centex .............................................   7,076   $  265,792
  Kaufman & Broad Home ...............................   4,851      163,418
                                                                 ----------
                                                                    429,210
                                                                 ----------

DEFENSE AND AEROSPACE -- 3.4%
  B.F. Goodrich ......................................  23,228      844,918
  Boeing .............................................  47,404    3,128,664
                                                                 ----------
                                                                  3,973,582
                                                                 ----------

DEPARTMENT STORES -- 2.5%
  May Department Stores ..............................  17,527      574,009
  Sears Roebuck ......................................  62,503    2,171,979
  Wal-Mart Stores ....................................   4,602      244,481
                                                                 ----------
                                                                  2,990,469
                                                                 ----------

ELECTRIC UTILITIES -- 4.2%
  AES* ...............................................  25,672    1,421,587
  Dominion Resources .................................  34,665    2,322,555
  Reliant Energy .....................................  28,733    1,244,498
                                                                 ----------
                                                                  4,988,640
                                                                 ----------

ELECTRICAL EQUIPMENT -- 0.6%
  Andrew* ............................................   7,625      165,844
  Scientific-Atlanta .................................   3,508      114,229
  Teradyne* ..........................................  11,759      438,023
                                                                 ----------
                                                                    718,096
                                                                 ----------

ENERGY RESOURCES -- 3.0%
  Chevron ............................................  24,845    2,097,850
  Devon Energy .......................................  11,541      703,655
  Exxon Mobil ........................................   2,523      219,343
  Texaco .............................................   9,496      589,939
                                                                 ----------
                                                                  3,610,787
                                                                 ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                           ANALYTIC FUNDS
                                                                    ENHANCED EQUITY FUND
                                                                    DECEMBER 31, 2000
-----------------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                                    Shares      Value
                                                                    ------      -----
FINANCIAL SERVICES -- 7.7%
   Equifax ...................................................      53,035   $1,521,442
   General Electric ..........................................     158,428    7,594,642
                                                                             ----------
                                                                              9,116,084
                                                                             ----------
FOOD & BEVERAGE -- 1.5%
  Conagra Food ..............................................       58,034    1,508,884
  General Mills .............................................        5,531      246,475
                                                                             ----------
                                                                              1,755,359
                                                                             ----------
FOREST PRODUCTS -- 3.0%
  Bemis .....................................................        8,964      300,854
  Kimberly-Clark ............................................       46,317    3,274,149
                                                                             ----------
                                                                              3,575,003
                                                                             ----------
GOLD -- 0.7%
  Barrick Gold ..............................................       49,011      802,800
                                                                             ----------
HEAVY ELECTRICAL -- 1.1%
  American Power Conversion*.................................       59,879      741,003
  Emerson Electric ..........................................        6,541      515,513
                                                                             ----------
                                                                              1,256,516
                                                                             ----------
HOME PRODUCTS -- 2.3%
  Procter & Gamble ..........................................       34,997    2,745,077
                                                                             ----------
INDUSTRIAL PARTS -- 0.4%
  Illinois Tool Works .......................................        8,049      479,419
                                                                             ----------
INFORMATION SERVICES -- 2.4%
   America Online* ..........................................       24,271      844,631
   Automatic Data Processing ................................       22,000    1,392,875
   Convergys* ...............................................        6,962      315,466
   Paychex ..................................................        5,925      288,103
                                                                             ----------
                                                                              2,841,075
                                                                             ----------
LEISURE & LUXURY -- 0.1%
  Eastman Kodak .............................................        3,804      149,782
                                                                             ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                           ANALYTIC FUNDS
                                                                    ENHANCED EQUITY FUND
                                                                    DECEMBER 31, 2000
------------------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                                      Shares       Value
                                                                      ------       -----
LIFE INSURANCE -- 0.5%
   Torchmark ........................................................ 14,000   $   538,125
                                                                               -----------
MEDIA -- 2.6%
   Time Warner ...................................................... 13,904       726,345
   Walt Disney ...................................................... 81,437     2,356,583
                                                                               -----------
                                                                                 3,082,928
                                                                               -----------
MEDICAL PRODUCTS -- 5.8%
   Abbott Laboratories .............................................. 17,572       851,144
   Boston Scientific* ............................................... 10,512       143,883
   Johnson & Johnson ................................................ 43,385     4,558,137
   Medtronic ........................................................ 21,774     1,314,605
                                                                               -----------
                                                                                 6,867,769
                                                                               -----------
MEDICAL PROVIDERS -- 0.3%
   Wellpoint Health Networks*........................................  3,386       390,236
                                                                               -----------
OIL REFINING -- 2.1%
   Sunoco ........................................................... 40,728     1,372,024
   USX-Marathon Group ............................................... 40,730     1,130,258
                                                                               -----------
                                                                                 2,502,282
                                                                               -----------
OIL SERVICES -- 0.2%
   Rowan* ...........................................................  7,901       213,327
                                                                               -----------
PHARMACEUTICALS -- 9.2%
   Bristol-Myers Squibb ............................................. 19,656     1,453,316
   Eli Lilly ........................................................ 31,025     2,887,264
   Merck ............................................................ 28,980     2,713,253
   Pfizer ........................................................... 83,520     3,841,920
                                                                               -----------
                                                                                10,895,753
                                                                               -----------
PROPERTY INSURANCE -- 2.6%
   Loew's ........................................................... 16,264     1,684,341
   MGIC Investment .................................................. 20,669     1,393,866
                                                                               -----------
                                                                                 3,078,207
                                                                               -----------
PUBLISHING -- 1.0%
   McGraw-Hill ...................................................... 19,896     1,166,403
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                           ANALYTIC FUNDS
                                                                    ENHANCED EQUITY FUND
                                                                    DECEMBER 31, 2000
------------------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                                      Shares       Value
                                                                      ------       -----
SEMI CONDUCTORS -- 4.9%
  Advanced Micro Devices* .....................................       33,028    $    456,199
  Analog Devices* .............................................       16,199         829,186
  Broadcom, CI A* .............................................        2,569         215,796
  Intel .......................................................      124,724       3,749,515
  LSI Logic* ..................................................       19,339         330,504
  Novellus Systems* ...........................................        5,982         214,978
                                                                                ------------
                                                                                   5,796,178
                                                                                ------------
SPECIALTY RETAIL -- 2.4
  Autozone* ...................................................       39,420       1,123,470
  Home Depot ..................................................       22,935       1,047,843
  Lowe's ......................................................       15,387         684,722
                                                                                ------------
                                                                                   2,856,035
                                                                                ------------
TELECOMMUNICATIONS -- 1.7%
  Qwest Communications International* .........................       48,790       2,000,390
                                                                                ------------

TELEPHONES -- 5.1%
  BellSouth ...................................................       74,493       3,049,557
  SBC Communications ..........................................       53,731       2,565,655
  Verizon Communications* .....................................        8,278         414,935
                                                                                ------------
                                                                                   6,030,147
                                                                                ------------
TOBACCO -- 1.9%
  Philip Morris ...............................................       51,139       2,250,116

  TOTAL COMMON STOCKS
    (Cost $117,364,424) .......................................                  117,665,406
                                                                                ------------

U.S. TREASURY OBLIGATION -- 0.4%

                                                                      Face
                                                                     Amount
                                                                     ------

U.S. TREASURY BILL (B) (C) -- 0.4%
      6.194%, 04/19/01 (Cost $490,985) ........................ $    500,000         491,645
                                                                                ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ANALYTIC FUNDS
                                                            ENHANCED EQUITY FUND
                                                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

  SHORT-TERM INVESTMENT -- 0.8%

                                                           Face
                                                          Amount        Value
                                                         --------      -------
  REPURCHASE AGREEMENT -- 0.8%

  Morgan Stanley Dean Witter 6.300%, dated 12/29/00,
    matures 01/02/01, repurchase price $934,302,
    (collateralized by a U.S. Treasury
    Note: total market value $979,918)
    (Cost $933,648)(A)................................  $ 933,648     $933,648
                                                                  ------------
  TOTAL INVESTMENTS--100.5%
     (Cost $118,789,057)(D)...........................             119,090,699
                                                                  ------------
  OTHER ASSETS AND LIABILITIES, NET -- (0.5%).........                (545,881)
                                                                  ------------

NET ASSETS CONSIST OF:

  Paid in Capital.....................................             124,548,425
  Accumulated Net Realized Loss.......................              (6,292,874)
  Unrealized Appreciation.............................                 289,267
                                                                  ------------

  TOTAL NET ASSETS -- 100.0%..........................            $118,544,818
                                                                  ============



  Institutional Class Shares:
  Shares Issued and Outstanding (authorized
     100 million shares -- $0.001 par value)..........              10,690,311
                                                                  ------------
  Net Asset Value, Offering and
     Redemption Price Per Share.......................            $      11.09
                                                                  ============

--------------------------------------------------------------------------------
*     Non-Income Producing Security
Cl    Class
(A)   Tri-Party Repurchase Agreement
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)   Security has been pledged as collateral for open future positions.
(D) The cost for federal income tax purposes was $121,199,774. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $2,109,075. This consisted of aggregate gross unrealized appreciation for all securities of $10,969,705 and aggregate gross unrealized depreciation for all securities of $13,078,780.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               ANALYTIC FUNDS
                                                        MASTER FIXED INCOME FUND
                                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

   STATEMENT OF NET ASSETS
   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.5%

                                                             Face
                                                            Amount     Value
                                                           --------   -------
FEDERAL HOME LOAN BANK -- 4.7%
          7.125%, 02/15/05 ........................      $ 200,000   $210,062
                                                                   ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION, MTN -- 10.8%
          6.640%, 07/02/07 ........................        470,000    489,242
                                                                   ----------

   U.S GOVERNMENT AGENCY OBLIGATIONS
          (Cost $711,440) .........................                   699,304
                                                                   ----------

U.S. TREASURY OBLIGATIONS -- 82.7%

     U.S. TREASURY BILLS (B) -- 35.5%
          6.162%, 04/19/01 (C) ....................         40,000     39,332
          6.102%, 03/01/01+ .......................      1,576,000  1,561,501
                                                                   ----------
                                                                    1,600,833
                                                                   ----------

U.S. TREASURY BONDS -- 29.0%
        12.375%, 05/15/04 .........................        310,000    377,763
        11.875%, 11/15/03 .........................        100,000    117,480
        11.250%, 02/15/15 .........................         75,000    117,205
         9.000%, 11/15/18 .........................         75,000    103,945
         8.875%, 02/15/19 .........................        150,000    206,117
         8.125%, 08/15/19 .........................        300,000    387,771
                                                                   ----------
                                                                    1,310,281
                                                                   ----------

U.S. TREASURY NOTES -- 18.2%
          6.250%, 02/15/07 ........................        200,000    211,350
          5.875%, 09/30/02 ........................        400,000    404,328
          5.625%, 05/15/08 ........................        200,000    205,434
                                                                   ----------
                                                                      821,112
                                                                   ----------

     TOTAL U.S. TREASURY OBLIGATIONS
          (Cost $3,716,045) .......................                 3,732,226
                                                                   ----------

The accompanying notes are an integral part of financial the statements.

UAM FUNDS                                               ANALYTIC FUNDS
                                                        MASTER FIXED INCOME FUND
                                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

INDEX OPTION -- 0.0%


                                                            Contracts
                                                            ---------
     S&P 500 Index January 2001, 1225 Put (Cost $3,201)....         3 $  1,800
                                                                      ---------

   SHORT-TERM INVESTMENT -- 1.2%

                                                                 Face
                                                                Amount    Value
                                                               --------  ------
   REPURCHASE AGREEMENT -- 1.2%

     Morgan Stanley Dean Witter 6.300%, dated 12/29/00,
       matures 01/02/01, repurchase price $53,981,
       (collateralized by a U.S. Treasury Note:
       total market value $56,617) (Cost $53,943) (A)......  $ 53,943    53,943
                                                                      ---------
     TOTAL INVESTMENTS -- 99.4%
        (Cost $4,484,629) (D)..............................           4,487,273
                                                                      ---------

   WRITTEN INDEX OPTIONS -- (0.4%)

                                                            Contracts
                                                            ---------
     AMEX Biotechnology Index January 2001, 580 Put........        (3)   (6,225)
     AMEX Securities Broker/Dealer Index January 2001,
     480 Put...............................................        (3)   (1,688)
     Russell 2000 Index January 2001, 430 Put..............        (7)   (2,310)
     S&P 400 Mid-cap Index January 2001, 470 Put...........        (6)   (1,575)
     S&P 500 Index January 2001, 1275 Put..................        (4)   (6,000)
                                                                      ---------
     TOTAL WRITTEN INDEX OPTIONS
       (Premiums received ($25,195)).......................             (17,798)
                                                                      ---------
     OTHER ASSETS AND LIABILITIES, NET -- 1.0%.............              43,333
                                                                       --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 ANALYTIC FUNDS
                                                        MASTER FIXED INCOME FUND
                                                          DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

                                                                       Value
                                                                      -------
     Paid in Capital ..........................................   $ 4,704,793
     Distributions in Excess of Net Investment Income .........        (1,340)
     Accumulated Net Realized Loss ............................      (223,344)
     Unrealized Appreciation ..................................        32,699
                                                                  -----------

     TOTAL NET ASSETS -- 100.0%................................     4,512,808
                                                                  ===========

     Institutional Class Shares:...............................
     Shares Issued and Outstanding (authorized
        100 million shares -- $0.001 par value)................       463,624
                                                                  -----------

     Net Asset Value, Offering and
        Redemption Price Per Share ............................   $      9.73
                                                                  ===========

--------------------------------------------------------------------------------
+     Security has been pledged as collateral for open written option contracts.
MTN   Medium Term Note
(A)   Tri-Party Repurchase Agreement
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)   Security has been pledged as collateral for open future positions.
(D) The cost for federal income tax purposes was $4,484,629. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $2,644. This consisted of aggregate gross unrealized appreciation for all securities of $51,693 and aggregate gross unrealized depreciation for all securities of $49,049.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ANALYTIC FUNDS
                                                      SHORT-TERM GOVERNMENT FUND
                                                      DECEMBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
U.S. GOVERNMENT AGENCY OBLIGATIONS-- 43.8%

                                                           Face
                                                          Amount       Value
                                                         --------     -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.5%
        5.375%, 03/15/02 ..........................      $750,000  $  747,187
                                                                   ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION, MTN -- 23.3%
        6.670%, 08/01/01 ..........................       100,000     100,326
        6.180%, 03/15/01 ..........................       750,000     749,880
                                                                   ----------
                                                                      850,206
                                                                   ----------

     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (Cost $1,603,370) .........................                 1,597,393
                                                                   ----------

U.S. TREASURY OBLIGATIONS -- 46.7%

U.S. TREASURY BILL (B) (C) -- 0.6%
        5.934%, 04/19/01 ..........................        20,000      19,666
                                                                   ----------

U.S. TREASURY BONDS -- 18.4%
        11.125%, 08/15/03 .........................       100,000     114,292
        10.750%, 02/15/03 .........................       300,000     332,787
        10.750%, 05/15/03 .........................       200,000     224,500
                                                                    ---------
                                                                      671,579
                                                                    ---------

U.S. TREASURY NOTES -- 27.7%
        6.250%, 08/31/02 ..........................        75,000      76,149
        5.875%, 09/30/02 ..........................       350,000     353,787
        5.750%, 10/31/02 ..........................       200,000     201,794
        5.750%, 11/30/02 ..........................       275,000     277,684
        5.500%, 02/28/03 ..........................       100,000     100,714
                                                                   ----------
                                                                    1,010,128
                                                                   ----------
     TOTAL U.S. TREASURY OBLIGATIONS
        (Cost $1,680,833) .........................                 1,701,373
                                                                   ----------

The accompanying notes are an integral part of the  financial statements.

UAM FUNDS                                             ANALYTIC FUNDS
                                                      SHORT-TERM GOVERNMENT FUND
                                                      DECEMBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN BOND -- 7.5%

                                                             Face
                                                            Amount       Value
                                                           --------     -------
CANADA -- 7.5%
     Shell Canada
        8.875%, 01/14/01(Cost $296,574).................. $ 275,000  $  275,197
                                                                     ----------

   SHORT-TERM INVESTMENT -- 0.8%

   REPURCHASE AGREEMENT -- 0.8%

     Morgan Stanley Dean Witter 6.300%, dated 12/29/00,
       matures 01/02/01, repurchase price $28,132,
       (collateralized by a U.S. Treasury Note: total
       market value $29,506) (Cost $28,113)(A)...........    28,113      28,113
                                                                     ----------

     TOTAL INVESTMENTS -- 98.8%
        (Cost $3,608,890) (D)............................             3,602,076
                                                                     ----------

     OTHER ASSETS AND LIABILITIES, NET -- 1.2%...........                43,814
                                                                     ----------

   NET ASSETS CONSIST OF:
     Paid in Capital.....................................             4,496,601
     Distributions in Excess of Net Investment Income....                  (232)
     Accumulated Net Realized Loss.......................              (846,615)
     Unrealized Depreciation.............................                (3,864)
                                                                     ----------

     TOTAL NET ASSETS -- 100.0%..........................            $3,645,890
                                                                     ==========

     Institutional Class Shares:.........................
     Shares Issued and Outstanding (authorized
        100 million shares -- $0.001 par value)..........               367,454
                                                                     ----------

     Net Asset Value, Offering and
        Redemption Price Per Share.......................            $     9.92
                                                                     ==========

--------------------------------------------------------------------------------
MTN   Medium Term Note
(A)   Tri-Party Repurchase Agreement
(B) The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
(C)   Security has been pledged as collateral for open future positions.
(D) The cost for federal income tax purposes was $3,608,890. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $6,814. This consisted of aggregate gross unrealized appreciation for all securities of $23,028 and aggregate gross unrealized depreciation for all securities of $29,842.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    ANALYTIC FUNDS
                                                             INTERNATIONAL FUND
                                                             DECEMBER 31, 2000
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
FOREIGN COMMON STOCKS - 93.2%

                                                            Shares      Value
                                                           --------    --------
AUSTRALIA -- 2.0%
     National Australia Bank ADR.........................    1,011     $ 82,333
     News Corporation ADR................................      910       29,348
     WMC ADR.............................................    1,541       26,004
                                                                       --------
                                                                        137,685
                                                                       --------

FINLAND -- 3.0%
     Nokia Oyj ADR.......................................    3,552      154,512
     UPM-Kymmene Oyj ADR.................................    1,262       44,012
                                                                       --------
                                                                        198,524
                                                                       --------

FRANCE -- 8.8%
     Alcatel ADR.........................................    1,076       60,189
     Aventis ADR.........................................    1,155       97,309
     Axa ADR.............................................      970       69,658
     Carrefour Supermarche*..............................      988       61,780
     France Telecom ADR..................................      901       77,204
     LVMH ADR............................................    3,125       40,820
     Rhodia ADR..........................................    1,123       16,915
     STMicroelectronic., New York Shares.................      770       32,966
     Total Fina Elf ADR..................................    1,216       88,388
     Vivendi Universal ADR...............................      712       46,503
                                                                       --------
                                                                        591,732
                                                                       --------

GERMANY -- 8.4%
     Allianz.............................................      327      123,023
     DaimlerChrysler.....................................    1,053       43,384
     DaimlerChrysler, Reg................................      122        5,177
     Deutsche Bank.......................................    1,008       84,041
     Deutsche Telekom....................................    2,167       65,311
     EON.................................................    1,470       89,436
     Muenchener Rueckversicherungs.......................      248       88,482
     Siemens.............................................      505       66,025
                                                                       --------
                                                                        564,879
                                                                       --------

   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    ANALYTIC FUNDS
                                                             INTERNATIONAL FUND
                                                             DECEMBER 31, 2000
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                            Shares      Value
                                                           --------    --------

HONG KONG -- 1.5%
     China Mobile ADR*...................................      644     $ 17,469
     Hutchison Whampoa ADR...............................    1,292       80,544
                                                                       --------
                                                                         98,013
                                                                       --------

ITALY -- 3.4%
     ENI-Ente Nazionale Idrocarburi ADR..................    1,146       73,702
     San Paolo-IMI ADR...................................    2,081       67,502
     Telecom Italia ADR..................................      377       41,588
     Telecom Italia Mobile ADR*..........................    5,862       47,000
                                                                       --------
                                                                        229,792
                                                                       --------

JAPAN -- 25.4%
     Acom................................................      300       22,145
     Asahi Glass.........................................    6,000       49,545
     Canon...............................................    1,000       35,026
     Chugai Pharmaceutical...............................    1,000       16,638
     Dai Nippon Printing.................................    2,000       29,790
     Daiei*..............................................   15,000       24,037
     Daiichi Pharmaceutical..............................    2,000       59,545
     Daikin Industries...................................    1,000       19,264
     Daito Trust Construction............................    2,000       35,902
     Daiwa Kosho Lease...................................    8,000       21,646
     Denki Kagaku Kogyo Kaisha...........................   12,000       41,296
     Denso...............................................    2,000       43,257
     Fujitsu.............................................    1,000       14,746
     Furukawa Electric...................................    1,000       17,469
     Heiwa...............................................    2,000       25,587
     Honda Motor.........................................    2,000       74,606
     Inax................................................    4,000       20,210
     Itoham Foods........................................   14,000       47,688
     JGC.................................................    6,000       40,928
     Kawasaki Steel......................................   38,000       39,264
     Konica..............................................    6,000       49,124
     Kubota..............................................    8,000       24,378
     Kyodo Printing......................................    5,000       13,222
     Misawa Homes........................................   13,000       34,492
     Mitsubishi Electric.................................    6,000       36,935

   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    ANALYTIC FUNDS
                                                             INTERNATIONAL FUND
                                                             DECEMBER 31, 2000
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                            Shares      Value
                                                           --------    --------

JAPAN -- continued
     Mizuho Holding......................................        6   $   37,198
     NEC.................................................    2,000       36,602
     Nichirei............................................   10,000       42,032
     Nippon Express......................................    3,000       18,126
     Nippon Mitsubishi Oil...............................    7,000       33,713
     Nippon Telegraph & Telephone........................        8       57,653
     Nippon Yusen Kabushiki Kaisha.......................    3,000       12,399
     NSK.................................................    5,000       30,604
     Promise.............................................      300       21,278
     Ricoh...............................................    2,000       36,953
     Sakura Bank.........................................    7,000       42,294
     Sanwa Bank..........................................    3,000       21,042
     Sony................................................      400       27,671
     Sumitomo Bank.......................................    3,000       30,814
     Sumitomo Realty & Development.......................    7,000       35,245
     Sumitomo Trust & Banking............................    5,000       34,019
     Taisho Pharmaceutical...............................    1,000       27,058
     Teikoku Oil.........................................    8,000       33,345
     Tokai Bank..........................................    6,000       26,007
     Tokyo Electric Power................................    2,600       64,545
     Toshiba.............................................    8,000       53,520
     Toyota Motor........................................    3,600      115,061
     Yamato Transport....................................    2,000       36,778
                                                                     ----------
                                                                      1,710,697
                                                                     ----------

NETHERLANDS -- 5.7%
     Aegon ARS...........................................    2,008       83,207
     ASM Lithography Holding, New York Shares*...........      336        7,581
     ING Groep ADR.......................................      422       33,813
     Koninklijke Philips Electronics, New York Shares....    1,326       48,068
     Oce ADR.............................................      925       14,453
     Royal Dutch Petroleum, New York Shares..............    1,717      103,986
     Royal KPN ADR.......................................      628        6,987
     TNT Post Group ADR..................................      354        8,695
     Unilever ADR*.......................................    1,229       77,350
                                                                     ----------
                                                                        384,140
                                                                     ----------

   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         ANALYTIC FUNDS
                                                  INTERNATIONAL FUND
                                                  DECEMBER 31, 2000
---------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued



                                             Shares    Value
                                            -------- --------
NEW ZEALAND -- 0.5
   Telecom of New Zealand ADR............   1,874    $ 31,272
                                                     --------
NORWAY -- 0.1%
  Petroleum Geo-Services ADR.............     585       7,788
                                                     --------

SPAIN -- 2.9%
  Banco Bilbao Vizcaya Argemtina ADR.....   4,116      60,454
  Banco Santander Central Hispano ADR....   8,004      84,542
  Telefonica ADR*........................     975      48,750
                                                     --------
                                                      193,746
                                                     --------

SWEDEN -- 1.8%
  Ericsson, Cl B.........................   7,703      87,761
  SKF, Cl B..............................     454       6,857
  Volvo, Cl B............................   1,721      28,545
                                                     --------
                                                      123,163
                                                     --------

SWITZERLAND -- 7.9%
  Credit Suisse Group....................     383      72,795
  Nestle.................................      54     125,961
  Novartis...............................      77     136,134
  Roche Holding..........................      13     132,447
  Syngenta*..............................      23       1,235
  Syngenta ADR*..........................     333       3,642
  UBS....................................     358      58,433
                                                     --------
                                                      530,647
                                                     --------

UNITED KINGDOM -- 21.8%
  ARM Holdings*..........................   2,915      22,033
  AstraZeneca............................     964      48,601
  BAE Systems CALS.......................      12          16
  Barclays...............................   2,292      70,941
  Bioglan Pharma*........................   1,500      10,363
  BP Amoco...............................  13,000     104,865
  British SKY Broadcasting*..............   3,500      58,609
  British Telecommunications.............   4,435      37,895
  Cable & Wireless.......................   4,009      54,077

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         ANALYTIC FUNDS
                                                  INTERNATIONAL FUND
                                                  DECEMBER 31, 2000
---------------------------------------------------------------------
FOREIGN COMMON STOCKS - concluded

                                         Shares        Value
                                        --------     --------

UNITED KINGDOM -- continued
     CGNU ...........................     2,187   $   35,348
     Colt Telecom Group* ............       317        6,819
     Cookson Group ..................     9,161       23,948
     Fibernet Group* ................     1,222       13,965
     FKI ............................    19,014       62,487
     George Wimpey ..................    23,350       53,628
     GlaxoSmithKline* ...............     1,690       47,714
     HSBC Holdings ..................     9,722      143,049
     HSBC Holdings ADR ..............       749       55,126
     JJB Sports .....................     5,111       37,220
     Logica .........................     1,596       41,722
     Medisys* .......................    10,330       20,523
     Millennium & Copthorne Hotel            57          376
     National Grid Group ............     5,185       47,131
     Old Mutual (D) .................    22,000       54,554
     Premier Farnell ................     5,137       33,726
     Rexam ..........................    14,504       48,749
     Sage Group* ....................     5,555       25,454
     Shire Pharmaceuticals* .........     1,000       15,760
     Tesco ..........................    21,453       87,407
     Thistle Hotels .................    10,220       17,786
     Vodafone Group .................    40,859      149,841
     William Morrison Supermarkets...    15,000       40,781
                                                  ----------
                                                   1,470,514
                                                  ----------

     TOTAL FOREIGN COMMON STOCKS
        (Cost $6,760,581) ...........              6,272,592
                                                  ----------

     FOREIGN PREFERRED STOCK -- 0.4%

     GERMANY -- 0.4%
        SAP (Cost $48,760) ..........      183       25,910
                                                  ----------

UAM FUNDS                                                     ANALYTIC FUNDS
                                                              INTERNATIONAL FUND
                                                              DECEMBER 31, 2000
--------------------------------------------------------------------------------

 FOREIGN RIGHTS -- 0.0%

                                                            Shares       Value
                                                           --------     -------
UNITED KINGDOM -- 0.0%
     Fibernet Group* (Cost $0) ..........................     325    $      801
                                                                     ----------

U.S. TREASURY OBLIGATION -- 4.8%

                                                             Face
                                                            Amount
                                                           --------
U.S. TREASURY BILL (A)(B)-- 4.8%
     6.194%, 04/19/01 (Cost $324,050) ...................  $330,000     324,488
                                                                     ----------
     TOTAL INVESTMENTS-- 98.4%
        (Cost $7,133,391) (C) ...........................             6,623,791
                                                                     ----------
     OTHER ASSETS AND LIABILITIES, NET -- 1.6% ..........               107,556
                                                                     ----------

NET ASSETS CONSIST OF:
     Paid in Capital ....................................             7,386,583
     Distributions in Excess of Net Investment Income....                (7,613)
     Accumulated Net Realized Loss ......................              (106,915)
     Unrealized Depreciation ............................              (540,708)
                                                                     ----------
     TOTAL NET ASSETS--100.0% ...........................            $6,731,347
                                                                     ==========

     Institutional Class Shares:
     Shares Issued and Outstanding (authorized
        100 million shares -- $0.001 par value) .........               688,434
                                                                     ----------

     Net Asset Value, Offering and
        Redemption Price Per Share ......................            $     9.78
                                                                     ==========
--------------------------------------------------------------------------------

*     Non-income producing security.
ADR   American Depositary Shares
ARS   American Registered Shares
CALS  Capital Amortizing Loan Stock
Cl    Class
Reg   Registered Shares
(A) The rate reflected on the Portfolio of Investments represents the security's effective yield at time of purchase.
(B)   Security has been pledged as collateral for open future positions.
(C) The cost for federal income tax purposes was $7,142,695. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $518,904. This consisted of aggregate gross unrealized appreciation for all securities of $526,895 and aggregate gross unrealized depreciation for all securities of $1,045,799.
(D)   Investment in affiliate

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     ANALYTIC FUNDS
                                                              INTERNATIONAL FUND
                                                              DECEMBER 31, 2000
--------------------------------------------------------------------------------

At December 31, 2000, sector diversification of the Fund was as follows:

                                                                  % of
                                                                  Net
Sector Diversification (Unaudited)                               Assets          Value
----------------------------------                              --------        -------
Financial Services ...........................................    15.1%       $1,014,016
Telecommunications ...........................................    14.0           944,328
Pharmaceuticals ..............................................     8.8           591,567
Food, Beverages & Tobacco ....................................     7.8           523,819
Insurance ....................................................     7.2           488,084
Oil and Gas ..................................................     6.6           445,786
Automotive ...................................................     4.6           310,031
Commercial Services ..........................................     4.3           291,826
Manufacturing ................................................     4.1           275,131
Electric Utilities ...........................................     3.8           254,631
Real Estate ..................................................     3.0           201,124
Electronic Equipment .........................................     3.0           198,931
Medi .........................................................     1.7           115,628
Diversified Operations .......................................     1.6           106,548
Consumer Products ............................................     1.4            92,180
Metals and Mining ............................................     1.1            76,725
Transportation ...............................................     1.1            75,998
Chemicals ....................................................     0.9            63,088
Retail .......................................................     0.9            61,257
Paper and Related Products ...................................     0.7            44,012
Distribution/Wholesale .......................................     0.5            33,726
Software .....................................................     0.4            25,455
Medical Products .............................................     0.3            20,523
Lodging ......................................................     0.3            18,162
Aerospace/Defense ............................................      --                16
                                                                 -----        ----------
Total Foreign Common Stock ...................................    93.2         6,272,592
Foreign Preferred Stock ......................................     0.4            25,910
Foreign Rights ...............................................      --               801
U.S. Treasury Obligation .....................................     4.8           324,488
                                                                 -----        ----------
Total Investments ............................................    98.4         6,623,791
Other Assets and Liabilities, Net ............................     1.6           107,556
                                                                 -----        ----------
Net Assets ...................................................   100.0%       $6,731,347
                                                                 =====        ==========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS


--------------------------------------------------------------------------------

   STATEMENTS OF OPERATIONS

                                                   Defensive        Enhanced
                                                  Equity Fund      Equity Fund
                                                 -------------    -------------
Investment Income
Dividends .....................................   $    727,090    $  1,796,773
Interest ......................................        152,113         359,159
Less: Foreign Taxes Withheld ..................           (515)         (1,294)
                                                  ------------    ------------
     Total Investment Income ..................        878,688       2,154,638
                                                  ------------    ------------
Expenses
Investment Advisory Fees -- Note B ............        352,371         863,360
Administrative Fees -- Note C .................        186,244         210,784
Custodian Fees-- Note D .......................         20,536          12,020
Audit Fees ....................................         20,555          24,024
Legal Fees ....................................         12,232           8,824
Shareholder Servicing Fees -- Note G ..........         33,586         191,652
Printing Fees .................................          9,836          12,378
Directors' Fees -- Note F .....................          3,210           5,110
Registration and Filing Fees ..................          8,580          30,723
Other Expenses ................................         37,264          38,641
                                                  ------------    ------------
     Total Expenses ...........................        684,414       1,397,516
                                                  ------------    ------------
Waiver of Investment Advisory Fees ............       (103,000)             --
Reimbursement of Other Expenses by
     Adviser ..................................             --              --
                                                  ------------    ------------
     Net Expenses .............................        581,414       1,397,516
                                                  ------------    ------------
Net Investment Income .........................        297,274         757,122
                                                  ------------    ------------

Net Realized Gain (Loss) on:
     Investments ..............................        562,370      (4,911,011)
     Written Options ..........................      1,915,752              --
     Foreign Currency..........................             --              --
     Transactions Futures .....................       (405,879)       (392,540)

                                                  ------------    ------------
Total Net Realized Gain (Loss) ................      2,072,243      (5,303,551)
                                                  ------------    ------------
Net Change in Unrealized Appreciation
     (Depreciation) on:
     Investments ..............................     (6,830,402)     (7,999,714)
     Written Options ..........................        652,528              --
     Foreign Currency Transactions ............             --              --
     Futures ..................................       (340,212)       (581,150)
                                                  ------------    ------------
Net Change in Unrealized Appreciation
     (Depreciation) ...........................     (6,518,086)     (8,580,864)
                                                  ------------    ------------
Net Realized and Unrealized Gain (Loss) .......     (4,445,843)    (13,884,415)
                                                  ------------    ------------
Increase (Decrease) in Net Assets Resulting
     from Operations ..........................   $ (4,148,569)   $(13,127,293)
                                                  ============    ============


   The accompanying notes are an integral part of the financial statements.

                                                  ANALYTIC FUNDS
                                                  FOR THE YEAR ENDED
                                                  DECEMBER 31, 2000
--------------------------------------------------------------------------------

                   Master Fixed     Short-Term
                   Income Fund    Government Fund     International Fund
                  -------------- -----------------    ------------------

                    $      --        $      --            $  93,457
                      305,416          243,471               80,371
                           --               --              (10,017)
                    ---------        ---------            ---------
                      305,416          243,471              163,811
                    ---------        ---------            ---------

                       20,458           11,038               67,968
                       81,413           77,709               86,022
                        8,451            4,247               14,201
                       18,044           15,544               22,358
                         --               --                    600
                        1,508             --                 19,802
                       13,792            8,152               14,163
                        2,007            2,507                3,000
                       15,043           15,043               15,012
                        5,681            7,890               15,432
                    ---------        ---------            ---------
                      166,397          142,130              258,558
                    ---------        ---------            ---------
                      (20,458)         (11,038)             (67,968)

                     (109,570)        (109,016)            (101,983)
                    ---------        ---------            ---------
                       36,369           22,076               88,607
                    ---------        ---------            ---------
                      269,047          221,395               75,204
                    ---------        ---------            ---------

                      (89,293)         (28,038)              77,263
                       52,585               --                   --
                           --               --              (14,472)
                       64,297           12,605             (151,590)
                    ---------        ---------            ---------
                       27,589          (15,433)             (88,799)
                    ---------        ---------            ---------


                      237,832           56,157             (651,785)
                       (9,366)              --                   --
                           --               --                   95
                       35,218            9,065              (40,698)
                    ---------        ---------            ---------

                      263,684           65,222             (692,388)
                    ---------        ---------            ---------
                      291,273           49,789             (781,187)
                    ---------        ---------            ---------

                    $ 560,320        $ 271,184            $(705,983)
                    =========        =========            =========

UAM FUNDS

--------------------------------------------------------------------------------

STATEMENTS OF CHINGNET ASSETS

                                                Defensive Equity Fund               Enhanced Equity Fund
                                            ------------------------------    -------------------------------
                                                 Year            Year              Year             Year
                                                Ended           Ended             Ended            Ended
                                             December 31,    December 31,      December 31,     December 31,
                                                 2000            1999              2000             1999
                                            -------------    -------------    -------------     -------------
Increase (Decrease) in Net Assets
  Operations:
   Net Investment Income................    $     297,274    $     486,852    $     757,122     $     644,250
   Net Realized Gain (Loss).............        2,072,243       11,032,867       (5,303,551)        6,711,407
   Net Change in Unrealized
     Appreciation (Depreciation)........       (6,518,086)         678,088       (8,580,864)        5,151,941
                                            -------------    -------------    -------------     -------------

   Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................       (4,148,569)      12,197,807      (13,127,293)       12,507,598
                                            -------------    -------------    -------------     -------------

Distributions:
   Net Investment Income................         (341,144)        (426,622)        (757,122)         (644,250)
   In Excess of Net
     Investment Income..................               --               --               --              (400)
   Net Realized Gain....................         (823,943)     (11,032,867)        (181,360)       (6,711,407)
   In Excess of Net Realized Gain.......           (1,272)        (907,335)              --          (409,193)
   From Capital.........................             (786)              --          (19,486)               --
                                            -------------    -------------    -------------     -------------
   Total Distributions..................       (1,167,145)     (12,366,824)        (957,968)       (7,765,250)
                                            -------------    -------------    -------------     -------------

Capital Share Transactions (1):
   Issued...............................       12,213,384       38,394,761       75,172,438       123,588,384
   In Lieu of Cash Distributions........        1,110,475       12,012,217          945,793         7,609,964
   Redeemed.............................      (30,606,005)     (35,417,260)     (88,673,207)      (24,644,159)
                                            -------------    -------------    -------------     -------------

   Net Increase (Decrease) from
     Capital Share Transaction..........      (17,282,146)      14,989,718      (12,554,976)      106,554,189
                                            -------------    -------------    -------------     -------------
   Total Increase (Decrease) in
     Net Assets.........................      (22,597,860)      14,820,701      (26,640,237)      111,296,537
                                            -------------    -------------    -------------     -------------
Net Assets:
   Beginning of Period..................       70,841,750       56,021,049      145,185,055        33,888,518
                                            -------------    -------------    -------------     -------------
   End of Period........................    $  48,243,890    $  70,841,750       118,544,81     $ 145,185,055
                                            =============    =============    =============     =============

(1) Shares Issued and Redeemed:
   Issued...............................        1,074,432        2,928,264        6,343,927        10,118,879
   In Lieu of Cash Distributions........          102,344        1,044,605           78,032           635,075
   Redeemed.............................       (2,704,171)      (2,740,814)      (7,525,985)       (2,067,583)
                                            -------------    -------------    -------------     -------------
   Net Increase (Decrease) from
     Shares Issued and Redeemed.........       (1,527,395)       1,232,055       (1,104,026)        8,686,371
                                            =============    =============    =============     =============

* Commencement of operations

The accompanying notes are an integral part of the financial statements.

                                                              ANALYTIC FUNDS
                                                              DECEMBER 31, 2000
-------------------------------------------------------------------------------

                                          Short-Term
     Master Fixed Income Fund           Government Fund             International Fund
    ---------------------------   ---------------------------   ---------------------------
        Year           Year           Year           Year           Year       September 30,
       Ended          Ended          Ended          Ended          Ended         1999* to
    December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
        2000           1999           2000           1999           2000           1999
    ------------   ------------   ------------   ------------   ------------   ------------
    $    269,047   $    271,041   $    221,395   $    250,798   $     75,204   $      2,410
          27,589        (33,991)       (15,433)       (38,109)       (88,799)        30,054

         263,684       (347,300)        65,222       (104,091)      (692,388)       151,680
    ------------   ------------   ------------   ------------   ------------   ------------

         560,320       (110,250)       271,184        108,598       (705,983)       184,144
    ------------   ------------   ------------   ------------   ------------   ------------

        (268,642)      (271,041)      (220,996)      (247,686)       (69,685)          (323)

              --         (1,104)            --             --             --             --
              --             --             --             --        (31,199)        (2,010)
              --             --             --             --        (30,180)            --
    ------------   ------------   ------------   ------------   ------------   ------------
        (268,642)      (272,145)      (220,996)      (247,686)      (131,064)        (2,333)
    ------------   ------------   ------------   ------------   ------------   ------------

       1,269,793      1,954,031      1,157,388      1,158,772      8,376,151      1,474,017
         266,447        255,148        219,011        246,484        131,064          2,333
      (1,838,075)    (2,258,036)    (1,510,017)    (2,796,079)    (2,596,982)            --
    ------------   ------------   ------------   ------------   ------------   ------------

        (301,835)       (48,857)      (133,618)    (1,390,823)     5,910,233      1,476,350
    ------------   ------------   ------------   ------------   ------------   ------------

         (10,157)      (431,252)       (83,430)    (1,529,911)     5,073,186      1,658,161
    ------------   ------------   ------------   ------------   ------------   ------------

       4,522,965      4,954,217      3,729,320      5,259,231      1,658,161             --
    ------------   ------------   ------------   ------------   ------------   ------------
    $  4,512,808   $  4,522,965   $  3,645,890   $  3,729,320   $  6,731,347   $  1,658,161
    ============   ============   ============   ============   ============   ============


         136,494        204,226        117,753        116,714        775,727        147,144
          28,546         27,073         22,286         24,703         13,336            218
        (197,005)      (240,544)      (153,643)      (281,086)      (247,991)            --
    ------------   ------------   ------------   ------------   ------------   ------------

         (31,965)        (9,245)       (13,604)      (139,669)       541,072        147,362
    ============   ============   ============   ============   ============   ============

UAM FUNDS                                                  DEFENSIVE EQUITY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                 Years Ended December 31,
                                               -----------------------------------------------------
                                                  2000      1999        1998        1997       1996
                                                  ----      ----        ----        ----       ----
Net Asset Value, Beginning of Period.......    $ 11.82    $ 11.77     $ 12.41     $ 13.71    $ 12.64
                                               -------    -------     -------     -------    -------

Income from Investment Operations
     Net Investment Income.................       0.06       0.10        0.05        0.12       0.19
     Net Realized and
        Unrealized Gain(Loss)..............      (0.82)      2.33        3.05        2.49       1.78
                                               -------    -------     -------     -------    -------
     Total from Investment Operations......      (0.76)      2.43        3.10        2.61       1.97
                                               -------    -------     -------     -------    -------
Distributions:
     Net Investment Income.................      (0.07)     (0.08)      (0.05)      (0.12)     (0.19)
     Net Realized Gain.....................      (0.19)     (2.13)      (3.69)      (3.79)     (0.71)
     In Excess of Realized Gain............         --      (0.17)         --          --         --
                                               -------    -------     -------     -------    -------
     Total Distributions...................      (0.26)     (2.38)      (3.74)      (3.91)     (0.90)
                                               -------    -------     -------     -------    -------
Net Asset Value, End of Period.............    $ 10.80    $ 11.82     $ 11.77     $ 12.41    $ 13.71
                                               =======    =======     =======     =======    =======
Total Return...............................      (6.46)%    21.35%      28.89%      19.11%     15.66%
                                               ========   =======     =======     =======    =======

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)......    $48,244    $70,842     $56,021     $46,286    $52,484
Ratio of Expenses to Average
     Net Assets ...........................       0.99%      1.04%       1.38%       1.30%      1.23%
Ratio of Net Investment Income
     to Average Net Assets ................       0.51%      0.74%       0.40%       0.75%      1.43%
Portfolio Turnover Rate ...................        264%       360%        299%         75%        43%

The information set forth in this table for the periods prior to August 31, 1998 is the financial data of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. Analytic Defensive Equity Fund acquired the assets and assumed the liabilities of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. on August 31, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 0.95328 used on the date of reorganization.

   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ENHANCED EQUITY FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                            Years Ended December 31,
                                           --------------------------------------------------------
                                                2000       1999        1998      1997        1996
                                                ----       ----        ----      ----        ----
Net Asset Value, Beginning of Period ....  $   12.31    $  10.90    $  8.43    $ 7.43      $  7.95
                                           ---------    --------    -------    ------      -------
Income from Investment Operations
     Net Investment Income ..............       0.06        0.10       0.06      0.09         0.13
     Net Realized and
        Unrealized Gain(Loss) ...........      (1.20)       2.06       3.07      2.12         1.69
                                           ---------    --------    -------    ------      -------
     Total from Investment Operations ...      (1.14)       2.16       3.13      2.21         1.82
                                           ---------    --------    -------    ------      -------

Distributions:
     Net Investment Income ..............      (0.06)      (0.10)     (0.06)    (0.09)       (0.13)
     In Excess of Net Investment
        Income ..........................         --          --      (0.01)    (0.01)          --
     Net Realized Gain ..................      (0.02)      (0.61)     (0.59)    (1.10)       (2.20)
     In Excess of Net Realized Gain .....         --       (0.04)        --     (0.01)       (0.01)
                                           ---------    --------    -------    ------      -------
     Total Distributions ................      (0.08)      (0.75)     (0.66)    (1.21)       (2.34)
                                           ---------    --------    -------    ------      -------

Net Asset Value, End of Period ..........  $   11.09    $  12.31    $ 10.90    $ 8.43      $  7.43
                                           =========    ========    =======    ======      =======

Total Return ............................      (9.33)%     20.06%     37.82%    29.86%       22.95%
                                           =========    ========    =======    ======      =======

Ratios and Supplemental Data

Net Assets, End of Period (Thousands) ...  $ 118,545    $145,185    $33,889    $7,331      $ 3,519
Ratio of Expenses to Average
     Net Assets .........................       0.97%       0.99%      1.26%     1.00%        0.91%
Ratio of Net Investment Income
     to Average Net Assets ..............       0.53%       1.08%      0.78%     1.17%        1.53%
Portfolio Turnover Rate .................        270%        261%       297%      189%         179%

The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Enhanced Equity Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Enhanced Equity Fund acquired the assets and assumed the liabilities of the Enhanced Equity Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 0.61425 used on the date of reorganization.

   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               MASTER FIXED INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        Selected Per Share Data & Ratios
                                                          For a Share Outstanding Throughout Each Period

                                                                    Years Ended December  31,
                                                  ------------------------------------------------------
                                                    2000       1999       1998        1997        1996
                                                    ----       ----       ----        ----        ----
Net Asset Value, Beginning of Period.........     $  9.13    $  9.81    $  10.00    $  11.62    $  11.78
                                                  -------    -------    --------    --------    --------
Income from Investment Operations
     Net Investment Income ..................        0.55       0.48        0.51        0.67        0.66
     Net Realized and Unrealized Gain
        (Loss) ..............................        0.60      (0.67)      (0.14)       0.46       (0.01)
                                                  -------    -------    --------    --------    --------
     Total from Investment Operations........        1.15      (0.19)       0.37        1.13        0.65
                                                  -------    -------    --------    --------    --------
Distributions:
     Net Investment Income ..................       (0.55)     (0.48)      (0.51)      (0.67)      (0.66)
     In Excess of Net Investment
        Income ..............................          --      (0.01)         --          --          --
     Net Realized Gain ......................          --         --       (0.05)      (1.98)      (0.14)
     In Excess of Net Realized Gain .........          --         --          --       (0.10)      (0.01)
                                                  -------    -------    --------    --------    --------
     Total Distributions ....................       (0.55)     (0.49)      (0.56)      (2.75)      (0.81)
                                                  -------    -------    --------    --------    --------
Net Asset Value, End of Period ..............     $  9.73    $  9.13    $   9.81    $  10.00    $  11.62
                                                  =======    =======    ========    ========    ========
Total Return ................................       13.03%     (2.00)%      3.80%      10.04%       5.69%
                                                  =======    =======    ========    ========    ========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)........     $ 4,513    $ 4,523    $  4,954    $  5,712    $ 28,926
Ratio of Expenses to Average
     Net Assets .............................        0.80%      0.87%       1.07%       0.90%       0.72%
Ratio of Net Investment Income
     to Average Net Assets ..................        5.92%      5.13%       5.06%       5.60%       5.66%
Portfolio Turnover Rate .....................         103%        81%         98%         40%         22%

The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Master Fixed Income Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Master Fixed Income Fund acquired the assets and assumed the liabilities of the Master Fixed Income Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 1.1312 used on the date of reorganization.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SHORT-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         Selected Per Share Data & Ratios
                                                           For a Share Outstanding Throughout Each Period

                                                                    Years Ended December 31,
                                                       --------------------------------------------------
                                                         2000       1999      1998      1997      1996
                                                         ----       ----      ----      ----      ----
Net Asset Value, Beginning of Period...............    $  9.79    $  10.10   $  9.97   $  9.99  $   10.14
                                                       -------    --------   -------   -------  ---------
Income from Investment Operations
     Net Investment Income.........................       0.59        0.56      0.56      0.56       0.63
     Net Realized and Unrealized Gain
        (Loss).....................................       0.13       (0.31)     0.14     (0.02)     (0.10)
                                                       -------    --------   -------   -------  ---------
     Total from Investment Operations..............       0.72        0.25      0.70      0.54       0.53
                                                       -------    --------   -------   -------  ---------
Distributions:
     Net Investment Income.........................      (0.59)      (0.56)    (0.56)    (0.56)     (0.67)
     In Excess of Net Investment Income............         --          --     (0.01)       --         --
     Return of Capital.............................         --          --        --        --      (0.01)
                                                       -------    --------   -------   -------  ---------
     Total Distributions...........................      (0.59)      (0.56)    (0.57)    (0.56)     (0.68)
                                                       -------    --------   -------   -------  ---------
Net Asset Value, End of Period.....................    $  9.92    $   9.79   $ 10.10   $  9.97  $    9.99
                                                       =======    ========   =======   =======  =========
Total Return.......................................       7.60%       2.54%     7.10%     5.54%      5.28%
                                                       =======    ========   =======   =======  =========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..............    $ 3,646    $  3,729   $ 5,259   $ 2,978  $   1,008
Ratio of Expenses to Average
     Net Assets....................................       0.60%       0.69%     0.84%     0.60%      0.56%
Ratio of Net Investment Income
     to Average Net Assets.........................       6.02%       5.68%     5.43%     5.57%      5.99%
Portfolio Turnover Rate............................         34%         62%       25%       34%        31%

The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Short-Term Government Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Short-Term Government Fund acquired the assets and assumed the liabilities of the Short-Term Government Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 1.0162 used on the date of reorganization.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     INTERNATIONAL FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                   Year Ended       September 30, 1999***
                                                                  December 31,         to December 31,
                                                                      2000                   1999
                                                                  ------------      ---------------------
Net Asset Value, Beginning of Period..........................       $ 11.25               $ 10.00
                                                                     -------               -------

Income from Investment Operations
   Net Investment Income......................................          0.11                  0.01
   Net Realized and Unrealized Gain (Loss)....................         (1.40)                 1.25
                                                                     -------               -------
   Total from Investment Operations...........................         (1.29)                 1.26
                                                                     -------               -------

Distributions:
   Net Investment Income......................................         (0.10)                   --
   Net Realized Gain..........................................         (0.04)                (0.01)
   In Excess of Net Realized Gain.............................         (0.04)                   --
                                                                     -------               -------
   Total Distributions........................................         (0.18)                (0.01)
                                                                     -------               -------
Net Asset Value, End of Period................................       $  9.78               $ 11.25
                                                                     =======               =======
Total Return..................................................        (11.44)%               12.67%**
                                                                     =======               =======

Ratios and Supplemental Data
Net Assets, End of Period (Thousands).........................       $ 6,731               $ 1,658

Ratio of Expenses to Average Net Assets.......................          1.30%                 1.30%*
Ratio of Net Investment Income
   to Average Net Assets......................................          1.11%                 0.66%*

Portfolio Turnover Rate.......................................            38%                    5%

  * Annualized
 ** Not annualized
*** Commencement of operations.




   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

1. Organization

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund, Analytic Short-Term Government Fund and Analytic International Fund (the "Funds") are funds of UAM Funds, Inc. II, which are diversified, open-end management investment companies. At December 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Funds. The Funds have distinct investment objectives and policies that are described in the prospectus.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Funds in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available, are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
          2. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The Analytic International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Analytic International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

         3. Repurchase Agreements: The collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Analytic Investors, Inc. (the "Adviser"), ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a fund may be delayed or limited.

         4. Foreign Currency Translation: The books and records of the Analytic International Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Analytic International Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Analytic International Equity Fund's books and the U.S. dollar equivalent amounts actually received or paid.

          5. Distributions to Shareholders: Distributions from net investment income for the Defensive Equity and Enhanced Equity Funds are declared and paid quarterly, if available. Distributions from net investment income for the Master Fixed Income Fund and the Short-Term Government Fund are declared daily and paid monthly. Distributions from net investment income for the

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
     International Fund are declared and paid annually. Distributions of net realized capital gains, for all funds, will be distributed annually.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

          Permanent book and tax basis differences resulted in reclassifications as follows:

                              Undistributed    Undistributed       Paid in
     Analytic Funds            Net Income      Capital Gain        Capital
     --------------            ----------      ------------        -------
     Defense Equity Fund       $ (1,276)         $ 2,064          $   (788)
     Enhanced Equity Fund        18,926              558           (19,484)
     International Fund         (12,064)          12,064                --

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          6. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets.

          7. Derivative Financial Instruments: Each Fund may utilize various call option, put option and financial futures strategies in pursuit of its objective. These techniques will be used primarily to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the Funds to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock and bond markets. The Funds will only write covered call and put options on common stock or stock indices.

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
          8. Forward Foreign Currency Exchange Contracts: The Analytic International Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Analytic International Fund as unrealized gain or loss. The Analytic International Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. The Analytic International Fund had no outstanding forward foreign currency exchange contracts at December 31, 2000.

          9. Written Option Accounting Principles: When a covered put or call option is written in a Fund, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. When a Fund writes a covered option, securities equal in value to the exercise price are placed in a segregated account to collateralize the outstanding option.

          When a covered written call expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

          When a covered written put expires, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss on the option transaction and the liability related to such option is extinguished. When a put option is exercised, the Fund purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
          The Funds trade written option contracts with off-balance sheet risk in the normal course of their investment activities in order to manage exposure to market risks such as interest rates. The contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

          10. Futures Contracts: Each of the Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, a Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

B. Investment Advisory Services: Under the terms of an investment advisory agreement, Analytic Investors, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.60% of the average net assets of the Enhanced Equity and Defensive Equity Funds; 0.45% of the average net assets of the Master Fixed Income Fund; 0.30% of the average net assets of the Short-Term Government Fund; and 1.00% of the average net assets of the International Fund.

     The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Analytic Fund as follows: 0.99% of the Defensive Equity and the Enhanced Equity Funds; 0.80% of the Master Fixed Income Fund; 0.60% of the Short-Term Government Fund and 1.30% of the International Fund. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year and can be terminated at any time at the option of the Adviser. Old Mutual, plc. gained control of UAM on September 26, 2000.

UAM FUNDS                                                   ANALYTIC FUNDS


--------------------------------------------------------------------------------
C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Funds under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Funds.

     Pursuant to the Agreement, the Funds pay the Administrator 0.093% per annum of the average daily net assets of the Defensive Equity, the Enhanced Equity and the International Funds; and 0.073% per annum of the average daily net assets of the Master Fixed Income and the Short-Term Government Funds. Each fund also pays an annual base fee of $72,500 per fund and a fee based on the number of active shareholder accounts.

     For the year ended December 31, 2000, the Administrator earned the following amounts from the Funds and paid the following to SEI, DST and UAMSSC for their services:

                                                        Portion    Portion    Portion
                                      Administration    Paid to    Paid to    Paid to
Analytic Funds                            Fees            SEI        DST       UAMSSC
--------------                        --------------   --------    --------   --------
Defensive Equity ...................    $186,244       $ 52,714    $ 52,173   $ 24,806
Enhanced Equity ....................     210,784         78,264      31,543     19,552
Master Fixed Income ................      81,413         30,488      16,717      6,730
Short-Term  Government..............      77,709         36,200      14,565      5,811
International ......................      86,022         35,001      14,700     10,499

D. Custodian: The First Union National Bank is custodian for the Funds' assets held in accordance with the custodian agreement.


E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Funds. The Distributor does not receive any fee or other compensation with respect to the Funds.


F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representative receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

H. Purchases and Sales: The cost of securities purchased and the proceeds from securities sold, other than short-term investments and options for the funds for the year ended December 31, 2000 were as follows:

                                                                U.S. Govt.         U.S. Govt.
                            Purchases            Sales           Purchases           Sales
                          --------------    --------------    --------------     --------------
Defensive Equity          $151,152,203      $166,909,298      $         --       $         --
Enhanced Equity            368,759,985       369,015,512                --                 --
Master Fixed Income                 --           843,959         3,382,597          2,536,757
Short-Term Government               --           200,000         1,232,371          1,071,156
International                8,028,863         2,623,351                --                 --

Transactions in option contracts written in the Defensive Equity Fund were as follows:

                                                           Number of
                                                           Contracts       Premiums
                                                         ------------    ------------
Outstanding at December 31, 1999                                  450    $  1,136,424
Options written                                                 6,510      12,960,599
Options terminated in closing purchase transactions            (5,895)    (12,170,721)
Options expired                                                  (745)     (1,132,101)
                                                         ------------    ------------
Outstanding at December 31, 2000                                  320    $    794,201
                                                         ============    ============

Transactions in option contracts written in the Master Fixed Income Fund were as follows:

                                                           Number of
                                                           Contracts       Premiums
                                                         ------------    ------------
Outstanding at December 31, 1999                                   35    $     27,707
Options written                                                   388         290,467
Options terminated in closing purchase transactions              (218)       (125,495)
Options expired                                                  (182)       (167,484)
                                                         ------------    ------------
Outstanding at December 31, 2000                                   23    $     25,195
                                                         ============    ============

UAM FUNDS                                                         ANALYTIC FUNDS


--------------------------------------------------------------------------------
The following Funds had futures contracts open as of December 31, 2000.

                      Number
Contract                of              Trade          Settlement         Unrealized
Description          Contracts          Price             Month           Gain (Loss)
------------        -----------       ----------      ------------       -------------
Defensive Equity
S&P 500                 11            $1,374.00        March 2001          $(107,250)
                                                                           =========
Enhanced Equity
S&P 500                 14            $1,391.50        March 2001          $ (12,375)
                                                                           =========
Master Fixed Income
U.S. Treasury Bond       3            $  102.38        March 2001          $   6,697
U.S. 10 Year Note        4                97.07        March 2001             11,304
U.S. 2 Year Note         3               100.80        March 2001              4,657
                                                                           ---------
                                                                           $  22,658
                                                                           =========
Short-Term Government
Australian Dollar        3            $   54.20        March 2001          $   5,070
British Pound            1               146.00        March 2001              2,165
Canadian Dollar         (3)               65.90        March 2001             (2,700)
Euro                     2                 0.88        March 2001             15,305
Swiss Franc             (4)               58.80        March 2001            (16,890)
                                                                           ---------
                                                                           $   2,950
                                                                           =========

UAM FUNDS                                                       ANALYTIC FUNDS


--------------------------------------------------------------------------------

                      Number
Contract                of                Trade          Settlement         Unrealized
Description          Contracts          Price/(1)/          Month           Gain (Loss)
------------        -----------       ------------      ------------       -------------
International
Australian Dollar         13         $   54.20           March 2001            $ 22,100
British Pound              8            146.00           March 2001              17,400
CAC 40 Index              (5)         5,830.50 EUR       January 2001            (5,043)
Canadian Dollar          (17)            65.90           March 2001             (15,130)
DAX Index                 (2)         6,872.50 EUR       March 2001              16,252
DJ Euro Stoxx 50           1          5,031.00 EUR       March 2001              (1,925)
Euro                       2              0.93           March 2001               2,300
FT-SE 100 Index           (3)         6,396.48 GBP       March 2001               6,974
Japanese Yen              (3)            91.60           March 2001              12,487
MIB 30 Index               2         46,300.00 EUR       March 2001             (21,107)
Nikkei 300 Index          (3)           267.60 JPY       March 2001                 861
OMX Index                  2          1,074.60 SEK       January 2001              (319)
S&P/TSE 60 Index           7            570.10 CAD       March 2001             (33,387)
SPI 200 Index             11          3,235.04 AUD       March 2001               1,532
Swiss Franc               (8)            58.75           March 2001             (34,200)
                                                                               --------
                                                                               $(31,205)
                                                                               ========

(1) In U.S. Dollars unless otherwise indicated.
AUD -- Australian Dollar
CAD -- Canadian Dollar
EUR -- Euro
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona

UAM FUNDS                                                        ANALYTIC FUNDS

-------------------------------------------------------------------------------

I. Other: At December 31, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Fund was as follows:

Analytic Funds              No of Shareholders   % Ownership
--------------              ------------------  --------------
Defensive Equity                   1                 16.0%
Enhanced Equity                    2                 63.3
Master Fixed Income                2                 36.7
Short-Term Government              2                 77.1
International                      3                 93.0

The amount of Post October loss deferral will be used to offset any available net realized gain recognized by these funds during the calendar year ending December 31, 2001. At December 31, 2000, the following Funds had available the following capital loss carryovers for Federal income tax purposes, which will expire on the dates indicated:

                                                                                                Post 10/31
                                                                                                 Deferred
                    2002   2003     2004       2005         2006       2007        2008            Loss
                  ------   ----    -----      -----        -----      -----       -----            ----
Defensive
   Equity
   Fund            $--     $ --     $ --       $--          $ --       $--         $      --        $  537,578
Enhanced
   Equity
   Fund             --       --       --        --            --        --         2,263,046         1,631,487
Master Fixed
   Income
   Fund             --       --       --        --       183,083     14,131               --                --
Short-Term
   Government
   Fund*        46,629  257,536  444,657     3,860            --     70,796           20,185                --
International
   Fund             --       --       --        --            --         --               --           103,010

 *Limitations may apply

For the year ended December 31, 2000, the Analytic Master Fixed Income Fund utilized $25,828 of the capital loss carryovers.

UAM FUNDS                                                        ANALYTIC FUNDS
                                                              DECEMBER 31, 2000
-------------------------------------------------------------------------------
  REPORT OF INDEPENDENT ACCOUNTANTS

 To the Board of Directors of
 UAM Funds, Inc. II and Shareholders of
 Analytic Defensive Equity Fund
 Analytic Enhanced Equity Fund
 Analytic Master Fixed Income Fund
 Analytic Short-Term Government Fund
 Analytic International Fund

 In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund, Analytic Short-Term Government Fund and Analytic International Fund (the "Funds"), each a portfolio of UAM Funds, Inc. II, at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

 PricewaterhouseCoopers LLP
 Boston, Massachusetts
 February 15, 2001

UAM FUNDS                                                         ANALYTIC FUNDS
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited):

For the calendar year ended December 31, 2000, each portfolio hereby designates the following amount as long-term capital gain dividends for the purposes of the dividend paid deduction on its federal income tax return.

     Analytic Funds              Long-Term
     --------------              ---------
     Defensive Equity Fund       $ 823,939
     Enhanced Equity Fund          170,539
     International Fund             28,149

For the calendar year ended December 31, 2000, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Analytic Funds - Defensive Equity and Enhanced Equity was 15.52% and 10.03% respectively.

For the calendar year ended December 31, 2000, the percentage of income earned from direct U.S. government obligations for Analytic Funds -Defensive Equity, Enhanced Equity, Master Fixed Income, Short-Term Government and International Equity was 2.26%, 1.73%, 79.22%, 45.41% and 0.00% respectively.

                                     NOTES

                                     NOTES

UAM FUNDS                                                 ANALYTIC FUNDS
                                                       DECEMBER 31, 2000
------------------------------------------------------------------------
Officers and Directors

James F. Orr, III                        William H. Park
Director, President and Chairman         Vice President

John T. Bennett, Jr.                     Gary L. French
Director                                 Treasurer

Nancy J. Dunn                            Robert J. Della Croce
Director                                 Assistant Treasurer

Philip D. English                        Linda T. Gibson, Esq.
Director                                 Secretary

William A. Humenuk                       Theresa DelVecchio
Director                                 Assistant Secretary

James P. Pappas
Vice President
------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Analytic Investors, Inc.
700 South Flower Street
Suite 2400
Los Angeles, CA 90017

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         --------------------------------------
                                         This report has been prepared for
                                         shareholders and may be distributed to
                                         others only if preceded or accompanied
                                         by a current prospectus.
                                         --------------------------------------

                                      UAM Funds
                                      Funds for the Informed Investor/sm/



IRA Capital Preservation Portfolio
Semi-Annual Report                                                April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              APRIL 30, 2001
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Statement of Net Assets ...................................................    4

Statement of Operations ...................................................   11

Statement of Changes in Net Assets ........................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   14

--------------------------------------------------------------------------------

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
May 15, 2001

Dear Shareholders:

We are pleased to present you with this semi-annual report for the UAM: IRA Capital Preservation Portfolio, providing an overview of the market and an analysis and evaluation of the portfolio. The portfolio, which is offered exclusively to IRA and Keogh Plan investors, uses wrapper agreements to seek stability of the daily net asset value per share. We are pleased with the response of the market to this portfolio since its inception on August 31, 1999.

Economic and Market Conditions

There were several significant factors affecting the U.S. fixed income markets over the past six months. By early November 2000, there was little doubt that the economy was cooling resulting in some speculation of a potential recession. A number of trends contributed to a huge Treasury rally toward year-end, including the delayed election results, the slowdown in corporate profits, and various hedging activities. The bond markets reacted with exuberance when the FOMC announced a surprise 50 basis point cut in the target Fed Funds rate on January 3, 2001. Since then, the Fed has lowered rates another 150 basis points to bring the Fed Funds rate to 4.50% as of April 30, 2001. The combined cuts represent unusually strong action by the Fed, yet it does not appear they have eased enough to revive the faltering economy. In part, this is because the appreciating dollar and the collapse in the equity markets have offset interest rate cuts, leaving financial conditions as tight as they were at the beginning of the year. The Fed has indicated it stands ready to reduce rates further.

At the end of April, the economy appeared to be at an inflection point where it could begin to recover from current levels or decline further. The wild card continues to be the consumer. If consumption holds up at the first quarter pace, the economy has very little risk of falling into recession and the Federal Reserve's job is nearly done. If, however, the labor market deteriorates markedly and the consumer retrenches as a result, the economy will remain at risk and Fed easing will likely continue. Given the labor market is a lagging indicator, we can only wait to see what is going to happen on this front. Leading indicators all currently point to further labor market deterioration.

The steeper yield curve resulting from the Fed easing has had a positive impact on spread product, which is the portfolio's primary investment. Lending institutions that traditionally fund themselves with short-term liabilities stand to improve their net interest margins by buying longer-term assets such as mortgages. Further, the

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
higher yields on longer spread product make it more attractive than shorter-term investments. As a result, spreads have tightened across the board, increasing market values. Going forward, spread product should provide excess returns over Treasury securities. Therefore, the portfolio will maintain its commitment to spread product and new deposits will be immediately invested within our approved Triple-A sectors.

Investment Review

The portfolio has met its objective of preserving principal and maintaining a stable net asset value per share with its NAV remaining steady at $10 per share every day since inception. Over the six-month period, the portfolio increased its diversification across the major sectors of the Triple-A rated fixed income market. We believe that fixed income management, within a relative value framework, will produce long-term risk-adjusted performance that exceeds that of the benchmark. Our investment process focuses primarily on yield enhancement through sector weightings and careful security selection. During the period, asset-backed securities were the primary investments purchased with new cash flow. At this time, the portfolio has one wrapper agreement in place, which has served to successfully maintain a stable daily net asset value per share. Throughout the period, the average credit quality of the total portfolio remained at a solid AAA/Aaa as measured by Standard & Poor's Rating Group and Moody's Investors Service, respectively. The portfolio has maintained its duration close to the benchmark target to provide a stable return that will track market interest rates, ending the period with a duration of 2.63% years.

Investment Performance

While the six-month period was marked with declining interest rates and a steepening yield curve, the portfolio shareholders continued to realize consistent positive returns. The portfolio exceeded its benchmark, the Ryan 5 Year Master GIC Index, during the six and twelve-month periods ending 4/30/01. Since the portfolio seeks a level of current income higher than that of money market funds, we are pleased to report that the portfolio also outperformed the MFR Money Market Index by a significant margin during these periods. The performance of the portfolio (net of 1.00% expenses) versus the indices follows:


                                  UAM:
                            UAM IRA Capital
                              Preservation       Ryan 5 Year         MFR Money
                                Portfolio      Master GIC Index    Market Index
                            ---------------    ----------------    ------------
6 months ending 4/30/01          3.28%              3.27%              2.73%
12 months ending 4/30/01         6.82%              6.61%              5.81%

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
We will continue to invest the portfolio in the highest quality debt securities combined with wrapper agreements to help stabilize the daily share price. With our long-term perspective, stable value management experience and conservative investment strategy, we seek to provide you with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share.

We thank you for your support of the UAM: IRA Capital Preservation Portfolio and look forward to continuing to serve your retirement investment needs into the future.

Sincerely,

/s/ Laura P. Dagan
Laura P. Dagan
Portfolio Manager

   All performance presented in this report is historical and should not be construed as a guarantee of future results. While this portfolio is not a Money
 Market fund, it does seek to maintain a stable NAV through the use of wrapper agreements. There can be no assurance that the portfolio will meet its stated
objectives and maintain a stable NAV. Therefore, if the portfolio does not meet its objectives or is unable to purchase wrapper agreements, there can be no assurance that the principal value of an investment will not fluctuate. Subsequently,an investor's shares may be worth more or less than the original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                        Definition of Comparative Indices
                        ---------------------------------

MFR Money Market Index is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Ryan Labs 5 Year GIC Master Index is an unmanaged index with an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies.

U.S. Three-Month Treasury Bill Average is the average return for all treasury bills for the previous three month period.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO
                                             APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
RESIDENTIAL MORTGAGES-AGENCY - 34.1%


                                                              Face
                                                              Amount          Value
                                                            ------------   ------------
Federal Home Loan Mortgage Corporation
   8.750%, 12/01/08 ......................................  $     34,655   $     36,712
   5.900%, 03/25/24 ......................................       250,000        251,982
   7.500%, 07/01/27 ......................................        39,654         40,533
   7.160%, 07/25/29 ......................................       112,000        106,637
Federal National Mortgage Association Pool #175261
   8.000%, 11/01/01 ......................................         1,824          1,876
Federal National Mortgage Association Pool #253000
   8.000%, 10/01/29 ......................................     1,519,376      1,579,880
Federal National Mortgage Association Pool #253002
   9.000%, 07/01/26 ......................................       200,396        213,363
Federal National Mortgage Association Pool #253136
   9.000%, 04/01/25 ......................................       205,115        219,217
Federal National Mortgage Association Pool #253137
   9.500%, 09/01/24 ......................................       162,897        176,193
Federal National Mortgage Association Pool #253138
   10.000%, 02/01/19 .....................................       159,785        174,082
Federal National Mortgage Association Pool #372602
   8.500%, 06/01/25 ......................................       115,698        123,109
Federal National Mortgage Association Pool #495062
   7.000%, 05/01/29 ......................................       152,974        153,977
Federal National Mortgage Association Pool #524217
   8.500%, 07/01/26 ......................................       261,492        276,308
Federal National Mortgage Association Pool #529306
   8.500%, 08/01/26 ......................................       129,750        137,101
Federal National Mortgage Association Pool #539604
   9.000%, 07/01/27 ......................................       911,070        971,424
Federal National Mortgage Association Ser 1990-35, Cl E
   9.500%, 04/25/20 ......................................        69,427         74,177
Federal National Mortgage Association Ser 1997-88, Cl B
   9.000%, 11/18/24 ......................................       756,321        789,599
Federal National Mortgage Association Ser 1999-W5, Cl A5
   6.470%, 02/25/29 ......................................     1,000,000        966,252
Federal National Mortgage Association TBA
   7.500%, 05/14/31 ......................................     2,000,000      2,042,624
Residential Asset Securitization Trust 98-A12 A5
   6.750%, 11/25/28 ......................................        45,736         46,174



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO
                                             APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- (Continued)

                                                                        Face
                                                                       Amount        Value
                                                                    ------------   ----------
Residential Asset Securitization Trust 98-A12 A15
  6.250%, 11/25/28 ..............................................   $  1,000,000   $  981,373
                                                                                   ----------
TOTAL RESIDENTIAL MORTGAGES-AGENCY
  (Cost $9,132,950) .............................................                   9,362,593
                                                                                   ----------
COMMERCIAL MORTGAGES-AGENCY -- 9.0%
Allied Capital Commercial Mortgage Trust, Ser 1998-1, Cl A
  6.310%, 09/25/03 ..............................................        169,418      171,022
Merrill Lynch Mortgage Investors, Ser 1997-C1, Cl A3
  7.120%, 06/18/29 ..............................................        350,000      364,914
Merrill Lynch Mortgage Investors, Ser 1998-C1, Cl A1
  6.310%, 11/15/26 ..............................................        150,131      151,259
Midland Realty Acceptance Corporate CMO, Ser 1996-C1, Cl A2
  7.475%, 08/25/28 ..............................................        768,000      795,640
Midland Realty Acceptance Corporate CMO, Ser 1996-C2, Cl A2
  7.233%, 01/25/29 ..............................................        285,000      298,443
Morgan Stanley Capital I, Ser 1999-Life, Cl A1
  6.970%, 10/15/08 ..............................................        305,004      316,195
Prudential Securities Secured Financing, Ser 1995-MCF2, Cl A2
  6.840%, 12/26/22 ..............................................        200,000      205,786
Prudential Securities Secured Financing, Ser 1999-C2, Cl A2
  7.193%, 04/15/09 ..............................................        155,000      162,065
                                                                                   ----------
TOTAL COMMERCIAL MORTGAGES-AGENCY
  (Cost $2,308,265) .............................................                   2,465,324
                                                                                   ----------
MORTGAGE RELATED-- 7.9%
Advanta Mortgage Loan Trust, Ser 2000-2 A3
  7.760%, 05/25/18 ..............................................        500,000      520,470
FHLMC Structured Pass Through T-9 A3
  6.660%, 07/25/15 ..............................................        100,000      101,806
Independent National Mortgage Home Equity, Ser 1997-A AF3
  6.700%, 12/25/25 ..............................................        200,000      202,026
Money Store Equity Trust, Ser 1998-B Af5
  6.225%, 09/15/23 ..............................................        140,000      142,011
Money Store Home Equity Loan Trust, Ser 1996-D, Cl A9
  7.000%, 04/15/28 ..............................................        629,888      645,818


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
MORTGAGE RELATED -- (Continued)


                                                                                      Face
                                                                                     Amount       Value
                                                                                  ----------   ----------
Money Store Home Equity Trust, Ser 1995-C, Cl A10
    6.975%, 04/15/16 ...........................................................  $  192,389   $  196,904
Residential Funding Mortgage Securities II, Ser 1999-Hi8 Ai2
   7.030%, 07/25/10 ............................................................     350,000      354,323
                                                                                               ----------
TOTAL MORTGAGE RELATED
   (Cost $2,053,815) ...........................................................                2,163,358
                                                                                               ----------
ASSET-BACKED SECURITIES -- 37.4%
AUTO & TRANSPORTATION -- 10.6%
   Chilquinta Energy
       6.470%, 04/01/08 ........................................................   1,300,000    1,298,375
   FELCO Funding II LLC, Ser 2000-1, Cl A4
       7.720%, 12/15/05 ........................................................     500,000      528,350
   Ford Credit Auto Owner Trust, Ser 1999-B, Cl A4
       5.800%, 06/15/02 ........................................................      58,277       58,447
   ONYX Acceptance Auto Trust, Ser 1998-1, Cl A
       5.950%, 07/15/04 ........................................................     157,254      158,215
   Provident Auto Lease ABS Trust, Ser 1999-1, Cl A3 7.260%, 01/14/12 ..........     349,890      361,470
   World Omni Automobile Lease Securitization Trust III,
       Ser 1997-B, Cl A-4
       6.200%, 11/25/03 ........................................................     495,972      498,749
                                                                                               ----------
                                                                                                2,903,606
                                                                                               ----------
BOATS -- 1.3%
   CIT Marine Trust, Ser 1999-A A2
       5.800%, 04/15/10 ........................................................     170,000      171,785
   Marine Trust, Ser 1999-A Cl A4 6.250%, 11/15/19 .............................     185,000      179,194
                                                                                               ----------
                                                                                                  350,979
                                                                                               ----------
CONSUMER LENDING -- 0.3%
   Green Tree Construction Trust, Ser 1998-A, Cl A1C
      6.180%, 06/15/19 .........................................................      76,420       77,410
                                                                                               ----------
CORPORATES/YANKEES -- 2.7%
   Pemex Finance LTD 1A1 A1
        5.720%, 11/15/03 .......................................................     406,675      408,830
   Pemex Finance LTD 1a1 A2 6.300%, 05/15/10 ...................................     300,000      288,291


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO
                                             APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- (Continued)


                                                                        Face
                                                                       Amount         Value
                                                                     -----------   -----------
Pemex Finance LTD 2a1 A1
  6.125%, 11/15/03 ...............................................   $    51,333   $    50,607
                                                                                   -----------
                                                                                       747,728
                                                                                   -----------
EQUIPMENT LEASES-- 1.5%
CNH Equipment Trust, Ser 2000-A, Cl A2
  6.800%, 08/15/03 ...............................................        42,001        42,196
Heller Equipment Asset Receivables Trust, Ser 1999-2, Cl A4
  6.790%, 03/14/07 ...............................................       355,000       367,616
                                                                                   -----------
                                                                                       409,812
                                                                                   -----------
HOME EQUITY LOANS -- 16.5%
Advanta Home Equity Loan Trust, Ser 1993-1, Cl A2
  5.950%, 05/25/09 ...............................................        75,962        75,745
Advanta Mortgage Loan Trust, Ser 1997-4, Cl A4
  6.660%, 03/25/22 ...............................................        21,348        21,570
Advanta Mortgage Loan Trust, Ser 1999-2, Cl A6
  6.820%, 05/25/29 ...............................................       375,000       381,201
AFC Home Equity Loan Trust, Ser 1997-2, Cl 1A4
  7.040%, 06/25/27 ...............................................         6,124         6,124
Conseco Finance, Ser 1999-H, Cl AF5
  7.600%, 12/15/29 ...............................................       320,000       329,668
Conseco Finance, Ser 1999-H, Cl AF4
  7.320%, 12/15/29 ...............................................       105,000       108,647
Countrywide Asset Backed Certificates, Ser 1999-2, Cl AF 4
  6.780%, 11/25/27 ...............................................       415,000       417,940
Delta Funding Home Equity Loan Trust, Ser 1997-1, Cl A6
  7.210%, 04/25/29 ...............................................        43,569        44,828
EQCC Home Equity Loan Trust, Ser 1999-1, Cl A3F
  5.915%, 11/20/24 ...............................................        35,000        35,236
EQCCF 1997-A A4 Equicredit Funding Trust
  7.340%, 03/15/24 ...............................................       850,000       880,039
Equicredit Home Equity Loan Trust, Ser 1996-1, Cl A3
  6.190%, 12/15/10 ...............................................        42,357        42,484
GE Capital Mortgage Services, Ser 1999-HE1, Cl A2
  5.905%, 10/25/13 ...............................................        47,514        47,558
Green Tree Home Equity Loan Trust, Ser 1999-C, Cl A3
  6.770%, 07/15/30 ...............................................       240,000       245,895
Indymac Home Equity Loan Asset Backed Trust, Ser 1999-A, Cl AF
  6.540%, 04/25/29 ...............................................           125           125


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO
                                             APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- (Continued)

                                                                        Face
                                                                       Amount       Value
                                                                     ----------   ----------
Residential Asset Securities Corporation, Ser 1998-KS2, Cl A9
  6.415%, 07/25/29 ...............................................   $  430,000   $  431,135
Residential Asset Securities Corporation, Ser 1998-KS3, Cl AI3
  5.910%, 08/25/22 ...............................................       30,000       30,265
Residential Asset Securities Corporation, Ser 1999-KS2, Cl AI7
  7.390%, 06/25/28 ...............................................       35,000       35,678
Residential Asset Securities Corporation, Ser 1999-KS3, Cl A2
  7.075%, 09/25/20 ...............................................      150,000      152,175
Saxon Asset Securities, Ser 1999-2, Cl AF4
  6.445%, 08/25/26 ...............................................      310,000      312,253
Saxon Asset Securities, Ser 1999-3, Cl AF4
  7.550%, 10/25/26 ...............................................      290,000      301,495
The Money Store Home Equity Trust, Ser 1998-A, Cl AF5
  6.370%, 12/15/23 ...............................................      275,000      279,064
UCFC Home Equity Loan, Ser 1998-A, Cl A3
  6.255%, 01/15/18 ...............................................       68,044       68,285
UCFC Home Equity Loan, Ser 1998-C, Cl A7
  5.935%, 01/15/30 ...............................................      300,000      296,685
                                                                                  ----------
                                                                                   4,544,095
                                                                                  ----------
MANUFACTURED HOUSING -- 0.5%
Green Tree Financial, Ser 1999-1, Cl A5
  6.110%, 09/01/23 ...............................................       80,000       74,445
Oakwood Mortgage Investors, Ser 1998-B, Cl A4
  6.350%, 03/15/17 ...............................................       49,295       50,164
                                                                                  ----------
                                                                                     124,609
                                                                                  ----------
RECREATION VEHICLES -- 4.1%
BankBoston RV Trust, Ser 1997-1, Cl A7
  6.480%, 07/15/08 ...............................................      890,189      900,114
BankBoston RV Trust, Ser 1997-1, Cl A8
  6.540%, 02/15/09 ...............................................       55,000       56,010
Fleetwood Credit Corp. Grantor Trust, Ser 1997-B, Cl A
  6.400%, 05/15/13 ...............................................      158,857      161,734
                                                                                  ----------
                                                                                   1,117,858
                                                                                  ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $9,890,025) ..............................................                10,276,097
                                                                                  ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO
                                             APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 22.1%


                                                                      Face
                                                                     Amount             Value
                                                                  ------------      ------------
REPURCHASE AGREEMENTS -- 22.1%
   Chase Securities, Inc. 4.30%, dated 04/30/01,
      due 05/30/01, to be repurchased at $3,270,391,
      collateralized by $3,221,134 of various
      U.S. Treasury Obligations valued at $3,375,580 (b) ......   $  3,270,000      $  3,270,000
   Chase Securities, Inc. 4.30%, dated 4/30/01,
      due 5/30/01, to be repurchased at $2,795,334,
      collateralized by $2,753,232 of various
      U.S. Treasury Obligations valued at $2,885,243 (c) ......      2,795,000         2,795,000
                                                                                    ------------
   TOTAL REPURCHASE AGREEMENTS
     (Cost $6,065,000) ........................................                        6,065,000
                                                                                    ------------
   TOTAL INVESTMENTS -- 106.8%
     (Cost $29,450,055) (a) ...................................                       30,332,372
                                                                                    ------------
WRAPPER AGREEMENT -- 3.5%
   CDC Financial Products*+ ...................................                         (972,278)
                                                                                    ------------
   OTHER ASSETS AND LIABILITIES, NET -- (6.8%) ................                       (1,868,187)
                                                                                    ------------
NET ASSETS CONSIST OF:
   Paid in Capital ............................................                     $ 27,524,845
   Distributions in Excess of Net Investment Income ...........                          (32,938)
   Accumulated Net Realized Gain on ...........................                           89,960
   Investments ................................................
   Unrealized Appreciation on Investments .....................                          882,317
   Unrealized Appreciation on Wrapper Agreements ..............                         (972,277)
                                                                                    ------------
   TOTAL NET ASSETS-- 100.0% ..................................                     $ 27,491,907
                                                                                    ============
   Institutional Class Shares: ................................
   Shares Issued and Outstanding
     ($0.001 par value -- 25,000,000 authorized) ..............                        2,749,124
   Net Asset Value, Offering and Redemption Price Per Share....                     $      10.00
                                                                                    ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

* The Wrapper Agreement obligates the Wrap provider to maintain the book value of a portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specific events.

+    Fair-valued security

Cl   Class

Ser  Series

TBA Securities traded under delayed delivery commitments settling after April 30, 2001. Income on these securities will not be earned until settle date.

(a) The cost for federal income tax purposes was $29,450,055. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $882,317. This consisted of aggregate gross unrealized appreciation for all securities of $886,236, and aggregate gross unrealized depreciation for all securities of $3,919.

(b) Repurchase Agreement is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note A.

(c) All or a portion of this security was pledged as collateral for TBA securities.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              FOR THE SIX MONTHS ENDED
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Interest ........................................................   $   891,468
Crediting Rate Interest .........................................        27,983
                                                                    -----------
   Total Income .................................................       919,451
                                                                    -----------
Expenses
Investment Advisory Fees-- Note B ...............................        63,250
Administrative Fees-- Note C ....................................        48,549
Wrapper Fees ....................................................        24,292
Audit Fees ......................................................         7,935
Registration and Filing Fees ....................................         7,577
Shareholder Servicing Fees-- Note F .............................         5,430
Printing Fees ...................................................         5,124
Custodian Fees ..................................................         2,062
Trustees' Fees-- Note E .........................................         1,189
Legal Fees ......................................................           149
Other Expenses ..................................................         1,040
                                                                    -----------
     Total Expenses .............................................       166,597
Less:
Waiver of Investment Advisory Fees-- Note B .....................       (55,530)
                                                                    -----------
     Net Expenses Before Expense Offset .........................       111,067
                                                                    -----------
Expense Offset ..................................................          (596)
                                                                    -----------
     Net Expenses After Expense Offset ..........................       110,471
                                                                    -----------
Net Investment Income ...........................................       808,980
                                                                    -----------
Net Realized Gain on Investments ................................        59,396
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) on:
     Investments ................................................       519,773
     Wrapper Agreements .........................................      (579,169)
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) ............       (59,396)
                                                                    -----------
Net Gain (Loss) on Investments and Wrapper Agreement ............            --
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ............   $   808,980
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                            Six Months
                                                                               Ended
                                                                             April 30,      Year Ended
                                                                                2001        October 31,
                                                                            (Unaudited)        2000
                                                                           ------------    ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ................................................  $    808,980    $  1,040,260
   Net Realized Gain ....................................................        59,396          28,142
   Net Change in Unrealized Appreciation (Depreciation) .................       (59,396)        (28,142)
                                                                           ------------    ------------
   Net Increase in Net Assets Resulting from Operations .................       808,980       1,040,260
                                                                           ------------    ------------
Distributions:
     Net Investment Income ..............................................      (808,980)     (1,040,260)
     In Excess of Net Investment Income .................................       (16,213)        (16,725)
                                                                           ------------    ------------
          Total Distributions ...........................................      (825,193)     (1,056,985)
Capital Share Transactions (1):
   Issued ...............................................................     5,714,144      23,524,042
   Redemption Fees -- Note H ............................................        17,998          16,725
   In Lieu of Cash Distributions ........................................       769,767         864,793
   Redeemed .............................................................    (3,058,798)     (1,190,655)
                                                                           ------------    ------------
   Net Increase from Capital Share Transactions..........................     3,443,111      23,214,905
                                                                           ------------    ------------
          Total Increase ................................................     3,426,898      23,198,180
Net Assets:
   Beginning of Period ..................................................    24,065,009         866,829
                                                                           ------------    ------------
   End of Period (including distribution in excess of net
        investment income of $(32,938) and  $(14,303), respectively) ....  $ 27,491,907    $ 24,065,009
                                                                           ============    ============

(1) Shares Issued and Redeemed
     Shares Issued ......................................................       573,214       2,352,404
     In Lieu of Cash Distributions ......................................        76,945          86,479
     Shares Redeemed ....................................................      (307,536)       (119,065)
                                                                           ------------    ------------
   Net Increase in Shares Outstanding ...................................       342,623       2,319,818
                                                                           ============    ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                   For a Share Outstanding Throughout the Period


                                                     Six Months                      August 31,
                                                        Ended        Year Ended      1999*** to
                                                    April 30, 2001   October 31,     October 31,
                                                     (Unaudited)         2000           1999
                                                     ----------      -----------     ----------
Net Asset Value, Beginning of Period ...........     $    10.00      $     10.00     $    10.00
                                                     ----------      -----------     ----------
Income from Investment Operations:
   Net Investment Income .......................           0.32             0.65           0.11
                                                     ----------      -----------     ----------
   Total from Investment Operations ............           0.32             0.65           0.11
                                                     ----------      -----------     ----------
Redemption Fees ................................             --             0.01             --
                                                     ----------      -----------     ----------
Distributions:
    Net Investment  Income .....................          (0.32)           (0.65)         (0.11)
    In Excess of Net Investment Income .........             --            (0.01)            --
                                                     ----------      -----------     ----------
   Total Distributions .........................          (0.32)           (0.66)         (0.11)
                                                     ----------      -----------     ----------
Net Asset Value, End of Period..................     $    10.00      $     10.00     $    10.00
                                                     ==========      ===========     ==========
Total Return+ ..................................           3.28%**          6.80%          1.12%**
                                                     ==========      ===========     ==========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..........     $   27,492      $    24,065     $      867
Ratio of Expenses to Average Net Assets ........           1.00%*           1.03%          1.00%*
Ratio of Net Investment Income
   to Average Net Assets .......................           6.39%*           6.53%          6.67%*
Portfolio Turnover Rate ........................             46%              72%           137%


  *  Annualized
 **  Not annualized
***  Commencement of operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The IRA Capital Preservation Portfolio, formerly the Dwight Capital Preservation Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities, including the Wrapper Agreement, for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus the crediting rate adjustment) on the applicable covered assets and will either be reflected as an asset or liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the credit worthiness and the ability of Wrap Providers to pay amounts due under the Wrapper Agreements.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Wrapper Agreements: The Portfolio may enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a derivative instrument that is designed to protect the Portfolio from investment losses and under most circumstances permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

         Pursuant to the terms of the Wrapper Agreement, the investment adviser will manage the Portfolio's securities to have an overall duration between
     1.5 and 4.0 years. In addition, the terms of the Wrapper Agreement require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreement, the Portfolio will pay the Wrap Provider an annual fee of 0.21% of the Wrapper Agreement book value balance.

         The crediting rate used in computing book value is the actual interest earned on the covered assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrap Provider based on fluctuations in the market value of the covered assets. The premium due wrapper providers are offset against interest earned and thus reduce the crediting rate. The crediting rate is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
         A default by the issuer of a Portfolio security or a Wrap Provider on its obligations may result in a decrease in the value of the Portfolio assets and, consequently, the shares. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

         5. Distributions to Shareholders: The Portfolio will declare daily and distribute monthly substantially all of its net investment income. Any realized net capital gains will be distributed at least annually. The Portfolio may elect to retain net long term capital gains and pay income tax thereon, which will result in Federal tax consequences to shareholders. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and net operating losses.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized gain (loss), and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         6. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

         7. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Dwight Asset Management Company, (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $45,420, of which $17,610 was paid to SEI for their services, $9,569 to DST for their services and $3,600 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $6,538.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------
     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended April 30, 2001, the Portfolio made purchases of $12,020,336 and sales of $9,347,516 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $0 and $561,550, respectively.

     H. Other: The Portfolio retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the six months ended April 30, 2001, there were $17,998 in redemption fees retained.

     At April 30, 2001, one record shareholder owned 66.4% of the aggregate total shares outstanding of the Portfolio.

                                     NOTES

                                     NOTES

                                     NOTES

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees
James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajden Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Dwight Asset Management Company
100 Bank Street
Suite 800
Burlington, VT 05401

Distributor
Funds Distributor, Inc.
60 State Street Suite 1300
Boston, MA 02109

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                          UAM Funds
                                          Funds for the Informed Investor(SM)

IRA Capital Preservation Portfolio
Annual Report                                                   October 31, 2000

                                                                [LOGO OF UAM(R)]

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ....................................................     1

Portfolio of Investments ................................................     5

Statement of Assets and Liabilities .....................................    11

Statement of Operations .................................................    12

Statement of Changes in Net Assets ......................................    13

Financial Highlights ....................................................    14

Notes to Financial Statements ...........................................    15

Report of Independent Accountants .......................................    19
--------------------------------------------------------------------------------

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

November 15, 2000

Dear Shareholders:

We are pleased to present you with this annual report for the UAM: IRA Capital Preservation Portfolio, providing an overview of the market and an analysis and evaluation of the portfolio. The portfolio, which is offered exclusively to IRA and Keogh Plan investors, uses a wrapper agreement to seek stability of the daily net asset value per share. This is our first full twelve-month report since the portfolio opened on August 31, 1999, and we are pleased with the response of the market to this new portfolio.

Economic and Market Conditions

There were several significant factors affecting the U.S. fixed income markets over the past twelve months. The bulging budget surplus combined with election-year politics manifested in a sweeping buyback program by the U.S. Treasury. In an effort to reduce outstanding debt and lower the average interest rate paid by the government on the bonds it has issued, the U.S. Treasury focused the bulk of its purchases on longer dated Treasuries, causing supply to dwindle and prices to rise. Meanwhile, as economic data hinted at increased risks of inflation, the Federal Reserve raised the Fed Funds rate from 5.25% to 6.50% from November 16, 1999 through May 16, 2000. The yields for short and medium term Treasuries continued to rise in the latter part of 1999 and early in 2000, with the erosion of Y2K fears, spreads in almost all sectors of fixed income began widening causing a decline in prices for most bond investments. With that backdrop, the Treasury yield curve inverted in January and became even more extreme during the first half of the year.

Since the last Fed Funds rate hike at the May Federal Open Market Committee ("FOMC") meeting, there has been a series of economic reports all pointing to a significant slowdown in growth. The third quarter saw positive returns in all the major sectors of the fixed income universe as data consistently provided evidence of an economic slowdown and a continued absence of inflation. Perhaps the most notable outcome of the third quarter market activity was the change in the shape of the yield curve, where by quarter end there was a positive sloping relationship between the 10-year Treasury note and the 30-year Treasury bond for the first time since January. This "disinversion" in the shape of the yield curve was largely a result of perceived changes in the Treasury buyback program based on expectations that the next administration's fiscal program will eliminate a large portion of the budget surplus. Also supporting the return to a more normal, positively sloped yield curve was increased evidence that the economy is slowing to a more sustainable growth rate, possibly alleviating the need for further increases in the Fed Funds rate.

By the end of October, forecasts that the Federal Reserve would shift to a neutral bias at the next FOMC meeting were largely abandoned due to low unemployment num-

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

bers and increasing wage pressure. Although the Fed could move to a neutral bias over the next few months if economic data continues to support an economy growing below potential, this does not necessarily imply a near-term rate cut. Going forward, spread product -- the portfolio's primary investment -- should provide excess returns over Treasury securities. We continue to believe that institutional investors have invested cautiously during the period and have additional capacity for fixed income investments. Therefore, the portfolio will maintain its commitment to spread product and new deposits will be immediately invested within our approved Triple-A sectors.

Investment Review

The portfolio has met its objective of preserving principal and maintaining a stable net asset value per share with its NAV remaining steady at $10 per share every day since inception. Over the twelve-month period, the portfolio has significantly increased its diversification across the major sectors of the Triple-A rated fixed income market. The initial small size of the portfolio required the purchase of odd-lot securities, which are generally offered at reduced prices from round-lots. The rise in interest rates through most of the period plus the ability to buy bonds at cheaper than normal prices due to size enabled the portfolio to purchase assets at attractive yields. At this time, the portfolio has one wrapper agreement in place, which has served to successfully maintain a stable daily net asset value per share. Throughout the period, the average credit quality of the total portfolio remained at a solid AAA/Aaa as measured by Standard & Poor's Rating Group and Moody's Investors Service, respectively. After the initial start-up period, the portfolio duration has remained relatively constant ending the year at 2.67 years as of October 31, 2000 to provide a stable return that will track market interest rates.

Investment Performance

While the twelve-month period was marked with volatility and changing economic data, stable value investors continued to realize consistent positive returns. The portfolio exceeded its benchmark, the Ryan 5 Year Master GIC Index, during the six and twelve-month periods ending October 31, 2000. Since the portfolio seeks a level of current income higher than that of money market funds, we are pleased to report that the portfolio also outperformed the MFR Money Market Index by a significant margin during these periods. The performance of the portfolio (net of 1.00% expenses) versus the indices follows:

                                   UAM:
                               Ira Capital
                              Preservation        Ryan 5 Year        MFR Money
                                Portfolio      Master GIC Index     Market Index
                              ------------     ----------------     ------------
 6 months ending 10/31/00         3.43%              3.23%              2.99%
12 months ending 10/31/00         6.80%              6.54%              5.68%

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

We will continue to invest the portfolio in the highest quality debt securities combined with wrapper agreements to help stabilize the daily share price. With our long-term perspective, stable value management experience and conservative investment strategy, we seek to provide you with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share.

We thank you for your support of the UAM: IRA Capital Preservation Portfolio and look forward to continuing to serve your retirement investment needs into the future.

Sincerely,

/s/ Laura P. Dagan

Laura P. Dagan
Portfolio Manager

All performance presented in this report is historical and should not be construed as a guarantee of future results. While this portfolio is not a Money Market fund, it does seek to maintain a stable NAV through the use of wrapper agreements. There can be no assurance that the portfolio will meet its stated objectives and maintain a stable NAV. Therefore, if the portfolio does not meet its objectives or is unable to purchase wrapper agreements, there can be no assurance that the principal value of an investment will not fluctuate. Subsequently, an investor's shares may be worth more or less than the original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                        Definition of Comparative Indices
                        ---------------------------------

MFR Money Market Index is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Ryan Labs 5 Year GIC Master Index is an unmanaged index with an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies.

U.S. Three-Month Treasury Bill Average is the average return for all treasury bills for the previous three month period.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2000
---------------------------------
   1 Year      Since 8/31/99*
---------------------------------
   6.80%           6.81%
---------------------------------

                                    [GRAPH]

                IRA         U.S.Treas       RYAN

8/31/99        10,000        10,000        10,000
 Oct-99        10,112        10,084        10,106
 Oct-00        10,800        10,681        10,661


                         Periods ended on October 31st


*    Beginning of operations. Index comparisons begin on 8/31/99.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
RESIDENTIAL MORTGAGES - 36.5%


                                                                               Face
                                                                              Amount           Value
                                                                            ----------       ---------
Federal Home Loan Mortgage Corporation Pool #C00530
    7.500%, 07/01/27 ..................................................     $   43,331      $   43,304
Federal Home Loan Mortgage Corporation Pool #532898
    8.750%, 12/01/08 ..................................................         37,145          38,468
Federal Home Loan Mortgage Corporation Ser T14, Cl A3
    5.900%, 03/25/24 ..................................................        250,000         245,690
Federal Home Loan Mortgage Corporation Ser T17, Cl A5
    7.160%, 07/25/29 ..................................................        112,000         109,232
Federal National Mortgage Association Pool #175261
   8.000%, 11/01/01 ...................................................          6,206           6,317
Federal National Mortgage Association Pool #253000
   8.000%, 10/01/29 ...................................................      1,581,073       1,601,599
Federal National Mortgage Association Pool #253002
   9.000%, 07/01/26 ...................................................        337,937         351,080
Federal National Mortgage Association Pool #253136
   9.000%, 04/01/25 ...................................................        206,719         213,048
Federal National Mortgage Association Pool #253137
   9.500%, 09/01/24 ...................................................        164,349         172,229
Federal National Mortgage Association Pool #253138
   10.000%, 02/01/19 ..................................................        161,999         169,866
Federal National Mortgage Association Pool #372602
   8.500%, 06/01/25 ...................................................        143,092         146,177
Federal National Mortgage Association Pool #495062
   7.000%, 05/01/29 ...................................................        173,654         170,235
Federal National Mortgage Association Pool #524217
   8.500%, 07/01/26 ...................................................        333,191         341,477
Federal National Mortgage Association Pool #529306
   8.500%, 08/01/26 ...................................................        166,758         170,905
Federal National Mortgage Association Pool #539604
   9.000%, 07/01/27 ...................................................        968,350       1,006,171
Federal National Mortgage Association, Ser 1990-35, Cl E
   9.500%, 04/25/20 ...................................................         79,481          83,060
Federal National Mortgage Association, Ser 1997-88, Cl B
   9.000%, 11/18/24 ...................................................        882,978         910,147
Federal National Mortgage Association, Ser 1999-W5, Cl A5
   6.470%, 02/25/29 ...................................................      1,000,000         922,529
Federal National Mortgage Association TBA
   8.000%, 01/16/31 ...................................................      2,000,000       2,023,120
Residential Asset Securitization Trust, Ser 1998-A12 A5
   6.750%, 11/25/28 ...................................................         48,424          47,757
                                                                                            ----------
TOTAL RESIDENTIAL MORTGAGES
   (Cost $8,711,004) ..................................................                      8,772,411
                                                                                            ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGES -- 10.5%


                                                                               Face
                                                                              Amount           Value
                                                                            ----------       ---------
  Allied Capital Commercial Mortgage Trust, Ser 1998-1, Cl A
     6.310%, 09/25/03 .................................................     $  284,621      $  281,138
  FMAC Loan Receivables Trust, Ser 1998-A, Cl A2
     6.500%, 09/15/20 .................................................         34,939          33,157
  Merrill Lynch Mortgage Investors, Ser 1998-C1 A1
     6.310%, 11/15/26 .................................................        160,616         157,035
  Merrill Lynch Mortgage, Ser 1997-Cl A3
     7.120%, 06/18/29 .................................................        350,000         350,287
  Midland Realty Acceptance, Ser 1996-C1 A2
     7.475%, 08/25/28 .................................................        768,000         774,655
  Midland Realty Acceptance Corporate CMO, Ser 1996-C2, Cl A2
     7.233%, 01/25/29 .................................................        235,000         236,908
  Morgan Stanley Capital I, Ser 1999-Life, Cl A1
     6.970%, 10/15/08 .................................................        317,806         317,318
  Nomura Asset Securities Corporation, Ser 1994-MD1, Cl A1B
     8.090%, 03/15/18 .................................................         21,632          21,568
  Prudential Securities Secured Financing, Ser 1995-MCF2, Cl A2
     6.840%, 12/26/22 .................................................        200,000         198,518
  Prudential Securities Secured Financing, Ser 1999-C2, Cl A2
     7.193%, 04/15/09 .................................................        155,000         155,341
                                                                                            ----------
  TOTAL COMMERCIAL MORTGAGES
     (Cost $2,445,714) ................................................                      2,525,925
                                                                                            ----------
MORTGAGE RELATED -- 13.4%

  Advanta Mortgage Loan Trust, Ser 2000-2 A3
     7.760%, 05/25/18 .................................................        500,000         505,275
  Conseco Finance 1999-H Af4
     7.320%, 12/15/29 .................................................        105,000         103,915
  Equicredit Funding Trust, Ser 1997-A A4
     7.340%, 03/15/24 .................................................        500,000         503,825
  Equicredit Home Equity Loan Trust, Ser 1996-1Cl A3
     6.190%, 12/15/10 .................................................         98,035          97,745
  FHLMC Structured Pass Through T-9 A3
     6.660%, 07/25/15 .................................................        100,000          99,217
  Fleetwood Credit Grantor Trust, Ser 1993-A A
     6.000%, 01/15/08 .................................................        100,650          99,093
  Independent National Mortgage Home Equity, Ser 1997-A Af3
     6.700%, 12/25/25 .................................................        200,000         198,308


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

MORTGAGE RELATED -- (Continued)


                                                                               Face
                                                                              Amount           Value
                                                                            ----------       ---------
   Money Store Equity Trust, Ser 1998-B Af5
      6.225%, 09/15/23 ................................................     $  140,000      $  137,182
   Money Store Home Equity Loan Trust, Ser 1996-D, Cl A9
      7.000%, 04/15/28 ................................................        664,173         659,524
   Money Store Home Equity Trust, Ser 1995-C A10
      6.975%, 04/15/16 ................................................        208,000         206,721
   Money Store Home Equity Trust, Ser 1998-A Af5
      6.370%, 12/15/23 ................................................        275,000         271,854
   Residential Funding Mortgage Securities, Ser 1999-Hi8 Ai2
      7.030%, 07/25/10 ................................................        350,000         348,229
                                                                                            ----------
   TOTAL MORTGAGE RELATED
      (Cost $3,151,932) ...............................................                      3,230,888
                                                                                            ----------
 ASSET-BACKED SECURITIES -- 31.0%

AUTO & TRANSPORTATION -- 9.0%
   FELCO Funding II LLC, Ser 2000-1, Cl A4
      7.720%, 12/15/05 ................................................        500,000         511,515
   Ford Credit Auto Owner Trust, Ser 1999-B, Cl A4
      5.800%, 06/15/02 ................................................        109,000         108,500
   ONYX Acceptance Auto Trust, Ser 1998-1, Cl A
      5.950%, 07/15/04 ................................................        231,694         230,072
   Provident Auto Lease ABS Trust, Ser 1999-1, Cl A3
      7.260%, 01/14/12 ................................................        349,890         352,028
   World Omni Automobile Lease Securitization Trust III,
      Ser 1997-B, Cl A-4
      6.200%, 11/25/03 ................................................        967,039         966,178
                                                                                            ----------
                                                                                             2,168,293
                                                                                            ----------
BOATS -- 1.4%
   Cit Marine Trust, Ser 1999-A A2
      5.800%, 04/15/10 ................................................        170,000         166,651
   CIT Marine Trust, Ser 1999-A, Cl A4
      6.250%, 11/15/19 ................................................        185,000         171,249
                                                                                            ----------
                                                                                               337,900
                                                                                            ----------
CONSUMER LENDING -- 0.4%
   Green Tree Construction Trust, Ser 1998-A, Cl A1C
      6.180%, 06/15/19 ................................................         95,616          94,367
                                                                                            ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- (Continued)


                                                                                Face
                                                                               Amount          Value
                                                                             ----------      ---------
CORPORATES/YANKEES -- 3.3%
   Pemex Finance
      5.720%, 11/15/03 ................................................       $460,113        $449,949
      6.125%, 11/15/03 ................................................         60,667          59,461
      6.300%, 05/15/10 ................................................        300,000         280,596
                                                                                              --------
                                                                                               790,006
                                                                                              --------
EQUIPMENT LEASE -- 2.0%
   CNH Equipment Trust, Ser 2000-A, Cl A2
      6.800%, 08/15/03 ................................................        125,000         124,971
   Heller Equipment Asset Receivables Trust, Ser 1999-2, Cl A4
      6.790%, 03/14/07 ................................................        355,000         354,595
                                                                                              --------
                                                                                               479,566
                                                                                              --------
HOME EQUITY LOANS -- 13.4%
   Advanta Home Equity Loan Trust, Ser 1993-1, Cl A2
      5.950%, 05/25/09 ................................................         88,358          86,182
   Advanta Mortgage Loan Trust, Ser 1993-3, Cl A3
      4.750%, 02/25/10 ................................................          9,691           9,614
   Advanta Mortgage Loan Trust, Ser 1997-4, Cl A4
      6.660%, 03/25/22 ................................................         30,758          30,490
   Advanta Mortgage Loan Trust, Ser 1999-2, Cl A6
      6.820%, 05/25/29 ................................................        375,000         365,520
   AFC Home Equity Loan Trust, Ser 1997-2, Cl 1A4
      7.040%, 06/25/27 ................................................         18,289          18,201
   Conseco Finance, Ser 1999-H, Cl AF5
      7.600%, 12/15/29 ................................................        320,000         322,736
   Countrywide Asset Backed Certificates, Ser 1999-2, Cl AF 4
      6.780%, 11/25/27 ................................................        415,000         392,034
   Delta Funding Home Equity Loan Trust, Ser 1997-1, Cl A6
      7.210%, 04/25/29 ................................................         45,714          45,585
   EQCC Home Equity Loan Trust, Ser 1999-1, Cl A3F
      5.915%, 11/20/24 ................................................         35,000          34,062
   GE Capital Mortgage Services, Ser 1999-HE1, Cl A2
      5.905%, 10/25/13 ................................................         55,000          54,346
   Green Tree Home Equity Loan Trust, Ser 1999-C, Cl A3
      6.770%, 07/15/30 ................................................        240,000         238,738
   Indymac Home Equity Loan Asset Backed Trust, Ser 1999-A, Cl AF
      6.540%, 04/25/29 ................................................         99,329          97,215


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- (Continued)


                                                                               Face
                                                                              Amount           Value
                                                                            ----------       ---------

   Residential Asset Securities Corporation, Ser 1998-KS2, Cl A9
      6.415%, 07/25/29 ................................................     $  430,000      $  413,497
   Residential Asset Securities Corporation, Ser 1998-KS3, Cl AI3
      5.910%, 08/25/22 ................................................         30,000          29,439
   Residential Asset Securities Corporation, Ser 1999-KS2, Cl AI7
      7.390%, 06/25/28 ................................................         35,000          34,376
   Residential Asset Securities Corporation, Ser 1999-KS3, Cl A2
      7.075%, 09/25/20 ................................................        150,000         149,547
   Saxon Asset Securities, Ser 1999-2, Cl AF4
      6.445%, 08/25/26 ................................................        310,000         299,779
   Saxon Asset Securities, Ser 1999-3, Cl AF4
      7.550%, 10/25/26 ................................................        290,000         289,284
   The Money Store Home Equity Trust, Ser 1997-B, Cl A5
      6.825%, 07/15/21 ................................................          3,012           3,004
   UCFC Home Equity Loan, Ser 1994-A, Cl A3
      6.100%, 07/10/18 ................................................         23,689          23,587
   UCFC Home Equity Loan, Ser 1997-A1, Cl A4
      7.130%, 04/15/18 ................................................         60,335          60,185
   UCFC Home Equity Loan, Ser 1998-A, Cl A3
      6.255%, 01/15/18 ................................................        112,276         111,362
   UCFC Home Equity Loan, Ser 1998-C, Cl A7
      5.935%, 01/15/30 ................................................         65,000          60,824
   UCFC Home Equity Loan, Ser 1998-D, Cl AF1
      6.105%, 04/15/13 ................................................         66,361          66,132
                                                                                            ----------
                                                                                             3,235,739
                                                                                            ----------
MANUFACTURED HOUSING -- 0.5%
   Green Tree Financial, Ser 1999-1, Cl A5
      6.110%, 09/01/23 ................................................         80,000          71,577
   Oakwood Mortgage Investors, Ser 1998-B, Cl A4
      6.350%, 03/15/17 ................................................         50,000          48,495
                                                                                            ----------
                                                                                               120,072
                                                                                            ----------
RECREATION VEHICLES -- 1.0%
   BankBoston RV Trust, Ser 1997-1, Cl A8
      6.540%, 02/15/09 ................................................         55,000          54,608
   Fleetwood Credit Corp. Grantor Trust, Ser 1997-B, Cl A
      6.400%, 05/15/13 ................................................        182,183         181,046
                                                                                            ----------
                                                                                               235,654
                                                                                            ----------
   TOTAL ASSET-BACKED SECURITIES
      (Cost $7,319,627) ...............................................                      7,461,597
                                                                                            ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 18.5%


                                                                              Face
                                                                             Amount          Value
                                                                           ----------      ---------
REPURCHASE AGREEMENTS -- 18.5%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/01, to be repurchased at $2,412,425,
      collateralized by $1,806,646 of various
      U.S. Treasury Obligations valued at $2,412,047 (b) ..............   $  2,412,000    $  2,412,000
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/01, to be repurchased at $2,043,360,
      collateralized by $1,530,256 of various
      U.S. Treasury Obligations valued at $2,043,040 (c) ..............      2,043,000       2,043,000
                                                                                          ------------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $4,455,000) ...............................................                      4,455,000
                                                                                          ------------
   TOTAL INVESTMENTS -- 109.9%
      (Cost $26,083,277) (a) ..........................................                     26,445,821
                                                                                          ------------
 WRAPPER AGREEMENT -- (1.4%)


   CDC Financial Products*+ ...........................................                       (338,472)
                                                                                          ------------
   OTHER ASSETS AND LIABILITIES, NET -- (8.5%) ........................                     (2,042,340)
                                                                                          ------------
   TOTAL NET ASSETS -- 100.0% .........................................                   $ 24,065,009
                                                                                          ============


* The Wrapper Agreement obligates the Wrap provider to maintain the book value of a portion of the portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specific events.
+    Fair-valued security
Cl   Class
Ser  Series
TBA Securities traded under delayed delivery commitments settling after October 31, 2000. Income on these securities will not be earned until settle date.
(a) The cost for federal income tax purposes was $26,083,277. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $362,544. This consisted of aggregate gross unrealized appreciation for all securities of $368,748, and aggregate gross unrealized depreciation for all securities of $6,204.
(b) Repurchase Agreement is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note A.
(c) All or a portion of this security was pledged as collateral for TBA securities.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...........................................   $21,628,277
                                                                   ===========
Investments, at Value -- Note A ................................   $21,990,821
Repurchase Agreements, at Value -- Note A (Cost $4,455,000) ....     4,455,000
Cash ...........................................................           806
Principal and Interest Receivable ..............................       115,733
Receivable due from Investment Adviser -- Note B ...............        29,071
Other Assets ...................................................        27,538
                                                                   -----------
   Total Assets ................................................    26,618,969
                                                                   -----------
Liabilities
Investment Securities Purchased ................................     2,017,813
Payable to Wrap Provider .......................................       354,148
Payable for Portfolio Shares Redeemed ..........................         6,938
Payable for Administrative Fees -- Note C ......................         8,837
Payable for Custodian Fees -- Note D ...........................         1,000
Payable for Trustees' Fees -- Note F ...........................           250
Payable for Distributions ......................................       134,987
Other Liabilities ..............................................        29,987
                                                                   -----------
   Total Liabilities ...........................................     2,553,960
                                                                   -----------
Net Assets .....................................................   $24,065,009
                                                                   ===========
Net Assets Consist of:
Paid in Capital ................................................   $24,081,734
Distribution in Excess of Net Investment Income ................       (14,303)
Unrealized Appreciation on Investments .........................       362,544
Unrealized Depreciation on Wrapper Agreement ...................      (393,108)
Accumulated Net Realized Gain on Investments ...................        28,142
                                                                   -----------
Net Assets .....................................................   $24,065,009
                                                                   ===========
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
   (Unlimited Shares Authorized) ...............................     2,406,501
Net Asset Value, Offering and Redemption Price Per Share .......        $10.00
                                                                        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    IRA CAPITAL PRESERVATION PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


Investment Income
Interest .......................................................    $ 1,145,459
Crediting Rate Interest ........................................         54,024
                                                                    -----------
   Total Income ................................................      1,199,483
                                                                    -----------
Expenses
Administrative Fees -- Note C ..................................         92,035
Investment Advisory Fees -- Note B .............................         79,623
Printing Fees ..................................................         31,443
Wrapper Fees ...................................................         30,406
Audit Fees .....................................................         20,726
Shareholder Servicing Fees -- Note G ...........................         15,420
Registration and Filing Fees ...................................          8,425
Custodian Fees -- Note D .......................................          7,867
Trustees' Fees -- Note G .......................................          2,967
Legal Fees .....................................................          1,547
Other Expenses .................................................          2,479
Investment Advisory Fees Waived -- Note B ......................        (79,623)
Expenses Assumed by the Advisor -- Note B ......................        (48,625)
                                                                    -----------
     Net Expenses Before Expense Offset ........................        164,690
                                                                    -----------
Expense Offset .................................................         (5,467)
                                                                    -----------
     Net Expenses After Expense Offset .........................        159,223
                                                                    -----------

Net Investment Income ..........................................      1,040,260
                                                                    -----------
Net Realized Gain on Investments ...............................         28,142
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) on:
     Investments ...............................................        352,740
     Wrapper Agreement .........................................       (380,882)
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) ...........        (28,142)
                                                                    -----------
Net Gain (Loss) on Investments and Wrapper Agreement ...........             --
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ...........    $ 1,040,260
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            August 31,
                                                                          Year Ended         1999* to
                                                                          October 31,       October 31,
                                                                             2000              1999
                                                                         -------------     -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .............................................   $  1,040,260      $      5,458
   Net Realized Gain .................................................         28,142             2,422
   Net Change in Unrealized Appreciation (Depreciation) ..............        (28,142)           (2,422)
                                                                         ------------      ------------
   Net Increase in Net Assets Resulting from Operations ..............      1,040,260             5,458
                                                                         ------------      ------------
Distributions:
     Net Investment Income ...........................................     (1,040,260)           (5,458)
     In Excess of Net Investment Income ..............................        (16,725)               --
                                                                         ------------      ------------
        Total Distributions ..........................................     (1,056,985)           (5,458)

Capital Share Transactions (1):
   Issued ............................................................     23,524,042           861,371
   Redemption Fees-- Note I ..........................................         16,725                --
   In Lieu of Cash Distributions .....................................        864,793             5,458
   Redeemed ..........................................................     (1,190,655)               --
                                                                         ------------      ------------
   Net Increase from Capital Share Transactions ......................     23,214,905           866,829
                                                                         ------------      ------------
        Total Increase ...............................................     23,198,180           866,829

Net Assets:
   Beginning of Period ...............................................        866,829                --
                                                                         ------------      ------------
   End of Period (including distribution in excess of net
     investment income of $(14,303) and net investment
     income of $0, respectively) .....................................   $ 24,065,009      $    866,829
                                                                         ============      ============
(1) Shares Issued and Redeemed
    Shares Issued ....................................................      2,352,404            86,137
    In Lieu of Cash Distributions ....................................         86,479               546
    Shares Redeemed ..................................................       (119,065)               --
                                                                         ------------      ------------
   Net Increase in Shares Outstanding ................................      2,319,818            86,683
                                                                         ============      ============


* Commencement of operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                   For a Share Outstanding Throughout the Period


                                                                               August 31,
                                                             Year Ended        1999*** to
                                                             October 31,       October 31,
                                                                2000              1999
                                                            -------------     -------------
Net Asset Value, Beginning of Period ....................     $ 10.00            $ 10.00
                                                              -------            -------

Income from Investment Operations:
   Net Investment Income ................................        0.65               0.11
                                                              -------            -------
   Total from Investment Operations .....................        0.65               0.11
                                                              -------            -------
Redemption Fees .........................................        0.01                 --
                                                              -------            -------
Distributions:
   Net Investment Income ................................       (0.65)             (0.11)
   In Excess of Net Investment Income ...................       (0.01)                --
                                                              -------            -------
   Total Distributions ..................................       (0.66)             (0.11)
                                                              -------            -------
Net Asset Value, End of Period ..........................     $ 10.00            $ 10.00
                                                              =======            =======
Total Return+ ...........................................        6.80%              1.12%**
                                                              =======            =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ...................     $24,065            $   867
Ratio of Expenses to Average Net Assets .................        1.03%              1.00%*
Ratio of Net Investment Income to Average Net Assets ....        6.53%              6.67%*
Portfolio Turnover Rate .................................          72%               137%


*    Annualized
**   Not annualized
***  Commencement of operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Ira Capital Preservation Portfolio, formerly the Dwight Capital Preservation Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities, including the Wrapper Agreement, for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus the crediting rate adjustment) on the applicable covered assets and will either be reflected as an asset or liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the credit worthiness and the ability of Wrap Providers to pay amounts due under the Wrapper Agreements.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Wrapper Agreements: The Portfolio may enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a derivative instrument that is designed to protect the Portfolio from investment losses and under most circumstances permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

         Pursuant to the terms of the Wrapper Agreement, the investment adviser will manage the Portfolio's securities to have an overall duration between
     1.5 and 4.0 years. In addition, the terms of the Wrapper Agreement require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreement, the Portfolio will pay the Wrap Provider an annual fee of 0.21% of the Wrapper Agreement book value balance.

         The crediting rate used in computing book value is the actual interest earned on the covered assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrap Provider based on fluctuations in the market value of the covered assets. The premium due wrapper providers are offset against interest earned and thus reduce the crediting rate. The crediting rate is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

         A default by the issuer of a Portfolio security or a Wrap Provider on its obligations may result in a decrease in the value of the Portfolio assets and, consequently, the shares. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

         5. Distributions to Shareholders: The Portfolio will declare daily and distribute monthly substantially all of its net investment income. Any realized net capital gains will be distributed at least annually. The Portfolio may elect to retain net long term capital gains and pay income tax thereon, which will result in Federal tax consequences to shareholders. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and net operating losses.

         Permanent book and tax basis differences resulted in reclassifications of a decrease of $2,422 to distributions in excess of net investment income, and a decrease of $2,422 to accumulated net realized gain.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         6. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Dwight Asset Management Company. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEIInvestments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEIInvestments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $72,500, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 2000, the Administrator was paid $92,035, of which $38,998 was paid to SEI for their services, $14,792 to DST for their services, and $7,894 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     H. Purchases and Sales: For the year ended October 31, 2000, the Portfolio made purchases of $17,234,249 and sales of $2,879,405 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $11,631,511 and $5,784,278, respectively.

     I. Other: The Portfolio retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the year ended October 31, 2000, there were $16,725 in redemption fees retained.

     At October 31, 2000, one record shareholder owned 72.0% of the aggregate total shares outstanding of the Portfolio.

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
IRA Capital Preservation Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IRA Capital Preservation Portfolio (formerly Dwight Capital Preservation Portfolio, the "Portfolio"), a portfolio of UAM Funds Trust, at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

                                     NOTES

UAM FUNDS                                     IRA CAPITAL PRESERVATION PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                              William H. Park
Trustee, President and Chairman                Vice President

John T. Bennett, Jr.                           Gary L. French
Trustee                                        Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Trustee                                        Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Trustee                                        Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Trustee                                        Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Dwight Asset Management Company
100 Bank Street
Suite 800
Burlington, VT 05401

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                      ----------------------------------------
                                       This report has been prepared for
                                       shareholders and may be distributed to
                                       others only if preceded or accompanied
                                       by a current prospectus.
                                      ----------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the IRA Capital Preservation Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr. ........................ 19,010,168   --     451,579
  02) Nancy J. Dunn................................ 19,032,354   --     429,393
  03) William A. Humenuk........................... 19,032,469   --     429,278
  04) Philip D. English............................ 19,032,469   --     429,278
  05) James F. Orr, III............................ 19,030,371   --     431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                      N/A

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  1,075,424   --      30,367
  b) Borrowing:....................................  1,075,424   --      30,367
  c) Issuing of Senior Securities:.................  1,075,424   --      30,367
  d) Underwriting:.................................  1,075,424   --      30,367
  e) Industry Concentration:.......................  1,075,424   --      30,367
  f) Investment in Real Estate:....................  1,075,424   --      30,367
  g) Commodities:..................................  1,075,424   --      30,367
  h) Lending:......................................  1,075,424   --      30,367
  i) Illiquid Securities:..........................  1,075,424   --      30,367
  j) Control or Management:........................  1,075,424   --      30,367
  k) Unseasoned Issuers:...........................  1,075,424   --      30,367
  l) Borrowing exceeding 5%:.......................  1,075,424   --      30,367
  m) Pledging:.....................................  1,075,424   --      30,367
  n) Margin Purchases and Short Sales:.............  1,075,424   --      30,367

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares:............... 1,075,424     --    30,367
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 1,075,424     --    30,367
  q) Futures and Options........................... 1,075,424     --    30,367

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    1,317,338  21,743    8,147

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    1,307,656  18,293   21,279

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    1,309,042  18,293   19,893

                                                            [LOGO OF UAM FUNDS]

                                   UAM Funds
                                   Funds for the Informed Investor/sm/

NWQ Special Equity Portfolio
Semi-Annual Report                                                April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter .....................................................   1

Statement of Net Assets ..................................................   5

Statement of Operations ..................................................   9

Statement of Changes in Net Assets .......................................  10

Financial Highlights .....................................................  11

Notes to Financial Statements ............................................  13

--------------------------------------------------------------------------------

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders:

The NWQ Special Equity Portfolio closed the six-month period ending April 30th with the Institutional and Service Classes appreciating 9.17 percent and 8.90 percent, respectively. Results compared favorably versus the overall market (S&P
500) return of -12.07 percent. For the last twelve months, the Special Equity Portfolio returned 18.12 percent for the Institutional Class and 17.63 percent for the Service Class versus -12.97 percent for the S&P 500.

What a difference a year makes! Thirteen months ago value managers faced unmistakable extinction as growth and momentum stocks raced ahead regardless of fundamentals, valuations, or future sustainability of the underlying business. Supported by strong outperformance, monthly cash distributions into growth-oriented mutual funds and venture capital pools surpassed historical levels, while investment bankers clamored to lead the next initial public offering (IPO) of the latest Internet concept. Meanwhile, value managers faced daily pressures to join the technology bandwagon as new phrases such as "new economy", "digitization", and "Internet speed" graced our vernacular and promises of e-commerce displacing traditional retail shopping made the news headlines. While we never doubted the productivity enhancements that the Internet would eventually bring, we clearly questioned the rationale of this conclusion. Therefore, in the NWQ Special Equity Portfolio, we avoided the temptations and pressures to abandon our value discipline.

Today, growth-oriented investors would clearly like to forget the past year. The NASDAQ composite, which had soared incredibly quickly, has fallen even faster, dropping nearly 37 percent in the last six months and 60 percent from its high. Nearly 500 companies have been delisted from the composite and many more are on the verge of bankruptcy. Meanwhile, the performance of value stocks -- including both cyclicals and financials -- have displayed the defensive qualities investors have historically expected from this group. Performance for the value indices were modestly negative for the past six months and were moderately positive for the past year. Extending the time period to thirteen months, performance of the value indices are significantly higher. The slowing global economy and tighter credit conditions have turned investor attention away from promises of future profitability at any cost to focus on fundamentals, valuations, management strength, and earnings visibility.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The Fed has responded to the slowing of economic growth and stock problems, aggressively cutting interest rates by 2.0 percent over the past four months and promises further easing in the months to come. Treasury bill yields have plummeted from near 6 percent at year-end to under 4 percent today and may possibly trade between 3.0-3.5 percent by this summer. Historically, once the Fed has cut interest rates four times in a row, stock market performance has turned positive, with few instances of significant downside risk. However, the daily stream of profit warnings continues to undermine each rally.

Portfolio performance for the last six-months benefited from the strong results of our bank and tobacco holdings; improved performance of our cyclical stocks; and our very limited exposure to the technology sector. Technology stocks gave way to selling pressures due to exaggerated growth assumptions, high valuations, and a lack of earnings visibility. Earnings have been clouded by increased competition, a slowing outlook for the global economy, and heavy discounting of equipment. We understand that several large financial services firms are actively purchasing technology equipment on eBay for prices as low as 20 cents on the dollar. Given the declines in valuation, some technology stocks have become attractive on a value-oriented basis. Therefore, we have recently added some exposure to the sector. Our bank stocks performed exceedingly well as investors were attracted to the groups' deeply oversold valuations, while mortgage lenders appreciated due to the surge in mortgage refinancing activity brought on by the decline in interest rates. Our bank and mortgage-related holdings include Bank of America, Countrywide Credit Industries, and IndyMac Bancorp, among others. Meanwhile, our tobacco stocks continue their strong upward climb due to favorable legal and political developments in the tobacco industry. Our tobacco stocks have more than doubled in value over the past twelve months and the upcoming spin-off of Kraft Foods from Philip Morris should provide a further catalyst for valuations. Finally, two portfolio holdings -- American General and Tosco Corp. -- received takeover offers during the period.

Looking forward, we expect volatility in the market to continue until earnings visibility for the market in general, and technology firms more specifically, becomes more apparent. As the equity markets absorb the impact of the bursting technology bubble, we note that the underpinnings of the U.S. economy continue to remain strong. The Federal budget is in surplus, inflation is low, the dollar remains strong,

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------


and central banks around the globe are lowering interest rates. These forces, along with pending federal tax cuts, could create a potential impetus for an economic recovery. We will be looking to take advantage of the current volatility in the market to make opportunistic purchases and sells for the portfolio.

Sincerely,


/s/ Jon Bosse


Jon D. Bosse, CFA
Managing Director
NWQ Investment Management Company, Inc.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

1. Philip Morris (3.7%)                     6. Delphi Automotive Systems (2.5%)
2. Praxair (3.0%)                           7. Tosco (2.4%)
3. Torchmark (2.8%)                         8. Bank of America (2.4%)
4. Telephone & Data Systems (2.6%)          9. Loews (2.4%)
5. AT&T - Liberty Media, Cl A (2.5%)       10. MGIC Investment (2.3%)


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                         Definition of the Comparative Indices
                         -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS -- 96.0%

                                                                         Shares            Value
                                                                         ------          -----------
CONSUMER DISCRETIONARY -- 14.2%
  Alberto Culver, Cl A................................................   14,000          $   485,100
  Albertson's.........................................................   16,200              541,080
  AT&T Liberty Media, Cl A*...........................................   63,576            1,017,216
  Carnival Cruise Lines...............................................   18,200              482,300
  E.W. Scripps, Cl A..................................................   14,000              899,080
  Ford Motor*.........................................................   31,467              927,647
  Fortune Brands......................................................   21,000              654,150
  Hasbro..............................................................   55,000              673,750
                                                                                         ------------
                                                                                           5,680,323
                                                                                         ------------
CONSUMER STAPLES -- 8.9%
  IBP.................................................................   35,000              556,500
  Loews...............................................................   14,000              943,740
  Philip Morris.......................................................   29,800            1,493,278
  Sara Lee............................................................   29,100              579,381
                                                                                         ------------
                                                                                           3,572,899
                                                                                         ------------
ENERGY -- 10.1%
  Conoco, Cl B........................................................   26,800              815,256
  Kerr-McGee..........................................................   11,400              816,810
  Noble Affiliates....................................................   18,000              782,460
  Ocean Energy........................................................   35,319              653,755
  Tosco...............................................................   21,100              971,655
                                                                                         ------------
                                                                                           4,039,936
                                                                                         ------------
FINANCIAL SERVICES -- 22.7%
  American General....................................................   18,000              784,980
  Bank of America.....................................................   17,167              961,352
  Countrywide Credit Industries.......................................   15,200              648,584
  Fidelity National Financial.........................................   28,000              655,480
  First Union.........................................................   20,500              614,385
  Hartford Financial Services.........................................   14,300              888,030
  Heller Financial, Cl A..............................................   28,000              893,480
  IndyMac Bancorp*....................................................   39,700              909,130
  JP Morgan Chase.....................................................   13,950              669,321
  MGIC Investment.....................................................   14,400              935,856
  Torchmark...........................................................   30,000            1,136,700
                                                                                         ------------
                                                                                           9,097,298
                                                                                         ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

COMMON STOCKS - continued

                                                                              Shares        Value
                                                                              ------     ------------
HEALTH -- 3.7%
  Aetna...................................................................    16,400     $   462,316
  HCA Healthcare..........................................................     9,400         363,780
  Tenet Healthcare*.......................................................    15,000         669,600
                                                                                         ------------
                                                                                           1,495,696
                                                                                         ------------
MATERIALS & PROCESSING -- 7.7%
  Barrick Gold............................................................    33,000         542,520
  Packaging Corporation of America*.......................................    42,000         593,460
  Praxair.................................................................    25,000       1,183,250
  Rohm & Haas.............................................................    21,900         752,703
                                                                                         ------------
                                                                                           3,071,933
                                                                                         ------------
PRODUCER DURABLES -- 7.4%
  Alstom ADR..............................................................    14,000         414,400
  Ingersoll-Rand..........................................................    12,000         564,000
  Parker Hannifin.........................................................    15,700         731,934
  Snap-On.................................................................    28,000         812,000
  York International......................................................    15,000         453,150
                                                                                         ------------
                                                                                           2,975,484
                                                                                         ------------
TECHNOLOGY -- 6.7%
  Agere Systems, Cl A*....................................................   127,300         891,100
  Agilent Technologies*...................................................    11,200         436,912
  Maxtor*.................................................................    60,800         485,184
  Quantum-Dlt & Storage Systems*..........................................    36,000         410,400
  Teradyne*...............................................................    11,200         442,400
                                                                                         ------------
                                                                                           2,665,996
                                                                                         ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS - concluded

                                                        Shares          Value
                                                        ------       ------------
TELECOMMUNICATIONS -- 7.0%
  ALLTEL..........................................      12,000       $    655,320
  AT&T............................................      25,432            566,625
  CoreComm*.......................................      59,200             13,616
  NTL*............................................      17,425            506,893
  Telephone & Data Systems........................      10,000          1,050,000
                                                                     ------------
                                                                        2,792,454
                                                                     ------------
TRANSPORTATION -- 4.5%
  Delphi Automotive Systems.......................      67,600          1,007,240
  Delta Air Lines.................................      17,800            783,734
                                                                     ------------
                                                                        1,790,974
                                                                     ------------

UTILITIES -- 3.1%
  DTE Energy......................................      21,000            880,320
  Teco Energy.....................................      11,000            351,890
                                                                     ------------
                                                                        1,232,210
                                                                     ------------
  TOTAL COMMON STOCKS
    (Cost $32,274,514)............................                     38,415,203
                                                                     ------------

SHORT-TERM INVESTMENT -- 4.4%

                                                         Face
                                                        Amount
                                                        ------
REPURCHASE AGREEMENT -- 4.4%
  Chase Securities, Inc. 4.30%,
     dated 04/30/01, due 05/01/01, to be
     repurchased at $1,752,209, collaterized
     by $1,725,818 of various U.S. Treasury
     Obligations valued at $1,808,568
     (Cost $1,752,000)............................  $1,752,000          1,752,000
                                                                     ------------
  TOTAL INVESTMENTS -- 100.4%
    (Cost $34,026,514) (a)........................                   $ 40,167,203
                                                                     ------------
  OTHER ASSETS AND LIABILITIES, NET -- (0.4%).....                       (145,949)
                                                                     ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Paid in Capital...................................................................    $ 32,862,143
  Undistributed Net Investment Loss.................................................          (8,003)
  Accumulated Net Realized Gain.....................................................       1,026,425
  Unrealized Appreciation...........................................................       6,140,689
                                                                                        ------------
  TOTAL NET ASSETS -- 100.0%........................................................    $ 40,021,254
                                                                                        ============
  Institutional Class Shares:
  Net Assets........................................................................    $ 38,970,467
  Shares Issued and Outstanding (authorized
     25,000,000 shares -- $0.001 par value).........................................       2,879,517
  Net Asset Value, Offering and Redemption Price Per Share..........................          $13.53
                                                                                              ======
  Institutional Service Class Shares:
  Net Assets........................................................................    $  1,050,787
  Shares Issued and Outstanding (authorized
     10,000,000 shares-- $0.001 par value)..........................................          78,257
  Net Asset Value, Offering and Redemption Price Per Share..........................          $13.43
                                                                                              ======

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $34,026,514. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $6,140,689. This consisted of aggregate gross unrealized appreciation for all securities of $7,726,560 and gross unrealized depreciation for all securities of $1,585,871.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    FOR THE SIX MONTHS ENDED
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ......................................................    $  288,302
Interest .......................................................        33,598
                                                                    ----------
      Total Income .............................................       321,900
                                                                    ----------
Expenses
Investment Advisory Fees -- Note B .............................       154,506
Administrative Fees -- Note C ..................................        82,697
Registration and Filing Fees ...................................        12,712
Printing Fees ..................................................         9,944
Audit Fees .....................................................         7,240
Distribution and Service Fees -- Note D ........................         5,983
Custodian Fees .................................................         5,711
Directors' Fees -- Note E ......................................         1,287
Legal Fees .....................................................           918
Other Expenses .................................................         5,662
                                                                    ----------
      Total Expenses ...........................................       286,660
Less:
Waiver of Investment Advisory Fees -- Note B ...................       (24,120)
                                                                    ----------
      Net Expenses Before Expense Offset .......................       262,540
                                                                    ----------
Expense Offset -- Note A .......................................          (281)
                                                                    ----------
      Net Expenses After Expense Offset ........................       262,259
                                                                    ----------
Net Investment Income ..........................................        59,641
                                                                    ----------
Net Realized Gain on Investments ...............................     1,026,661
Net Change in Unrealized Appreciation (Depreciation)
      on Investments ...........................................     2,221,575
                                                                    ----------
Net Gain on Investments ........................................     3,248,236
                                                                    ----------
Net Increase in Net Assets Resulting from Operations ...........    $3,307,877
                                                                    ==========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                      Six Months
                                                                         Ended       Year Ended
                                                                    April 30, 2001   October 31,
                                                                      (Unaudited)       2000
                                                                    -------------- --------------
Increase in Net Assets
Operations:
      Net Investment Income ......................................    $    59,641     $   147,498
      Net Realized Gain ..........................................      1,026,661       2,311,493
      Net Change in Unrealized Appreciation ......................      2,221,575       1,539,782
                                                                      -----------     -----------
      Net Increase in Net Assets Resulting
      from Operations ............................................      3,307,877       3,998,773
                                                                      -----------     -----------
Distributions:
Net Investment Income:
      Institutional Class ........................................        (68,399)       (149,544)
      Institutional Service Class ................................         (3,580)         (8,936)
Net Realized Gain:
      Institutional Class ........................................     (1,943,225)       (144,151)
      Institutional Service Class ................................       (321,712)        (54,545)
                                                                      -----------     -----------
         Total Distributions .....................................     (2,336,916)       (357,176)
                                                                      -----------     -----------
Capital Share Transactions (Note H):
Institutional Class:
      Issued .....................................................      6,879,815      15,349,062
      In Lieu of Cash Distributions ..............................      2,007,647         293,695
      Redeemed ...................................................       (353,935)     (5,488,036)
                                                                      -----------     -----------
      Net Increase from Institutional Class Shares ...............      8,533,527      10,154,721
                                                                      -----------     -----------
Institutional Service Class:
      Issued .....................................................        406,984         654,009
      In Lieu of Cash Distributions ..............................        324,399          63,353
      Redeemed ...................................................     (4,497,315)     (2,851,361)
                                                                      -----------     -----------
      Net Decrease from Institutional Service Class Shares .......     (3,765,932)     (2,133,999)
                                                                      -----------     -----------
      Net Increase from Capital Share Transactions ...............      4,767,595       8,020,722
                                                                      -----------     -----------
      Total Increase .............................................      5,738,556      11,662,319
                                                                      -----------     -----------
Net Assets:
      Beginning of Period ........................................     34,282,698      22,620,379
                                                                      -----------     -----------
      End of Period (including undistributed net investment income
            (loss) of ($8,003) and $4,335, respectively) .........    $40,021,254     $34,282,698
                                                                      ===========     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                       Institutional Class Shares
                                                    ---------------------------------------------------------------
                                                       Six Months          Year            Year         November 4,
                                                          Ended            Ended          Ended         1997*** to
                                                     April 30, 2001      October 31,    October 31,     October 31,
                                                       (Unaudited)         2000            1999            1998
                                                    ----------------  --------------   -------------  -------------
Net Asset Value,
      Beginning of Period .........................      $ 13.28         $ 11.84         $ 10.01         $ 10.00
                                                         -------         -------         -------         -------
Income from Investment Operations
Net Investment Income .............................         0.03            0.07            0.03            0.02
Net Realized and Unrealized
      Gain (Loss) .................................         1.11            1.55            1.88           (0.01)@
                                                         -------         -------         -------         -------
      Total from Investment
         Operations ...............................         1.14            1.62            1.91            0.01
                                                         -------         -------         -------         -------
Distributions
      Net Investment Income .......................        (0.03)          (0.07)          (0.03)             --
      Net Realized Gain ...........................        (0.86)          (0.11)          (0.05)             --
                                                         -------         -------         -------         -------
      Total Distributions .........................        (0.89)          (0.18)          (0.08)             --

                                                         -------         -------         -------         -------
Net Asset Value,
      End of Period ...............................      $ 13.53         $ 13.28         $ 11.84         $ 10.01
                                                         -------         -------         -------         -------
Total Return+ .....................................         9.17%**        13.80%          19.33%           0.10%**
                                                         =======         =======         =======         =======
Ratios and Supplemental Data
Net Assets, End of Period
      (Thousands) .................................      $38,970         $29,547         $16,406         $14,167
Ratio of Expenses to
      Average Net Assets ..........................         1.25%*          1.15%           1.22%           1.16%*
Ratio of Net Investment Income
      to Average Net Assets .......................         0.36%*          0.60%           0.26%           0.42%*
Portfolio Turnover Rate ...........................           23%             49%             26%             23%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                       Institutional Service Class Shares
                                         ---------------------------------------------------------------
                                            Six Months          Year            Year         November 4,
                                               Ended            Ended          Ended         1997*** to
                                          April 30, 2001      October 31,    October 31,     October 31,
                                            (Unaudited)         2000            1999            1998
                                         ----------------  --------------   -------------  -------------
Net Asset Value,
   Beginning of Period ...............         $13.20          $11.77          $ 9.96          $ 9.90
                                               ------          ------          ------          ------
Income from Investment Operations
   Net Investment Income (Loss) ......          (0.02)           0.02           (0.02)          (0.01)
   Net Realized and
   Unrealized Gain (Loss) ............           1.13            1.54            1.88            0.07@
                                               ------          ------          ------          ------
   Total from Investment Operations ..           1.11            1.56            1.86            0.06
                                               ------          ------          ------          ------
Distributions
   Net Investment Income .............          (0.01)          (0.02)             --              --
   Net Realized Gain .................          (0.87)          (0.11)          (0.05)             --
                                               ------          ------          ------          ------
   Total Distributions ...............          (0.88)          (0.13)          (0.05)             --
                                               ------          ------          ------          ------
Net Asset Value,
   End of Period .....................         $13.43          $13.20          $11.77          $ 9.96
                                               ======          ======          ======          ======

Total Return+ ........................           8.90%**        13.33%          18.79%           0.61%**
                                               ======          ======          ======          ======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .......................        $ 1,051          $4,735          $6,215          $5,001
Ratio of Expenses to
   Average Net Assets ................           1.65%*          1.55%           1.62%           1.56%*
Ratio of Net Investment
   Income (Loss)
   to Average Net Assets .............           0.02%*          0.13%          (0.14)%         (0.16)%*
Portfolio Turnover Rate ..............             23%             49%             26%             23%

  *  Annualized
 **  Not Annualized
***  Initial Offering of Institutional Service Class Shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were composed of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets.

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     For the five months ended March 31, 2001 UAMFSI was paid $58,395, of which $21,039 was paid to SEI for their services, $13,750 to DST for the services and $7,550 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $59,500. For the one month ending April 30, 2001 the Administrator was paid $7,540.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 30, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.40% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the six months ended April 30, 2001, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $8,769,323 and $8,053,629, respectively.

     There were no purchases or sales of long-term U.S. Government securities.

     G. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     H. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                                              Institutional
                                      Institutional Class Shares           Service Class Shares
                                    ------------------------------     ------------------------------
                                      Six Months         Year           Six Months          Year
                                        Ended            Ended             Ended            Ended
                                    April 30, 2001     October 31,     April 30, 2001     October 31,
                                     (Unaudited)          2000           (Unaudited)         2000
                                    --------------     -----------     --------------     -----------
Shares Issued ..................       519,339         1,240,636            30,988          54,347
In Lieu of Cash Distributions ..       161,069            24,013            26,183           5,304
Shares Redeemed ................       (26,548)         (424,204)         (337,654)       (228,718)
                                      --------        ----------         ---------       ---------
Net Increase (Decrease) from
   Capital Share Transactions...       653,860           840,445          (280,483)       (169,067)
                                      ========        ==========         =========       =========

     I. Other: At April 30, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                                    No. of            %
                                                 Shareholders     Ownership
                                                 ------------    -----------
    Institutional Class ........................      2              89%
    Institutional Service Class ................      1              86%

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors                  Linda T. Gibson, Esq.
                                        Vice President and Secretary
James F. Orr, III
Director, President and Chairman        Sherry Kajdan Vetterlein
                                        Vice President and Assistant Secretary
John T. Bennett, Jr.
Director                                Christopher Salfi
                                        Treasurer
Nancy J. Dunn
Director                                Molly S. Mugler
                                        Assistant Secretary
Philip D. English
Director

William A. Humenuk
Director

--------------------------------------------------------------------------------


UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067
www.nwq.com

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                        UAM Funds
                                        Funds for the Informed Investor(SM)

    NWQ Special Equity Portfolio
    Annual Report                                             October 31, 2000




                                                                   [LOGO OF UAM]

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    5

Statement of Assets and Liabilities .......................................    8

Statement of Operations ...................................................    9

Statement of Changes in Net Assets ........................................   10

Financial Highlights ......................................................   11

Notes to Financial Statements .............................................   13

Report of Independent Accountants .........................................   18
--------------------------------------------------------------------------------

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2000

Dear Shareholders:

The NWQ Special Equity portfolio closed the twelve-month period ending October 31st with the Institutional and Service Classes appreciating 13.80% and 13.33%, respectively. Results compared favorably versus the S&P 500 Index return of 6.09%. Calendar year-to-date, the Special Equity portfolio returned 5.56% for the Institutional Class and 5.18% for the Service Class versus -1.81% for the S&P 500.

This past fiscal year proved to be an extremely volatile period for investors. The once high-flying technology, Internet, and biotechnology stocks -- sectors responsible for the market's spectacular returns the past couple of years -- began to sharply decline in the spring due to signs of a slowing economy and exceedingly rich valuations associated with these stocks. Meanwhile, the performance of many value-oriented and small-to-medium companies has rebounded sharply following several quarters of underperformance. Increasing signs that the Federal Reserve is near the end of its current tightening bias, as well as the attractive valuations of many of the companies in these sectors, appears to be the catalysts driving this rotation.

The favorable performance of the Special Equity Portfolio reflects the broadening of the stock market and the resurgence of value stocks. Portfolio returns were also bolstered by several opportunistic investments made during the year in which the fundamental or intrinsic value of the business did not warrant the cheapness of the stock price. Many excellent companies went unappreciated last year as investors focused on highly visible technology companies, creating tremendous values for patient investors. Examples of recent opportunistic purchases include Carnival Cruise Lines, RJ Reynolds Tobacco Holdings, and Sara Lee. Other contributors to the portfolio's return include the energy, hospital, and non-bank financial holdings. Growing unit volumes, upward pricing momentum, and a favorable regulatory environment are the catalysts driving hospital stocks higher, while energy stocks outperformed due to stronger worldwide demand for oil amidst supply constraints and strong earnings. Non-bank financials rallied on an improving inflation outlook, extremely attractive valuations, improving profitability, and a flurry of consolidation activity. Some of our favorite holdings in the sector include Countrywide Credit Industries, Heller Financial, Hartford Financial Services Group, and Indymac Bancorp. Lastly, long-term tobacco holdings Loews Corp. and Philip Morris Companies advanced considerably the past year due to favorable developments regarding tobacco liability, and Quantum Corp. -- Hard Disk Drive Group appreciated nearly 87 percent following an unsolicited takeover bid by Maxtor Corporation.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Portfolio performance during the period was adversely impacted by holdings in several telecommunications stocks. Earlier this year, we reduced the portfolio's exposure to this group by roughly one-third, at substantially higher prices. However, industry profitability concerns developed soon thereafter, leading to the rapid decline in stock prices. While we are unhappy with the performance of these stocks this year, we remain confident that these companies will strongly contribute and drive future results. Portfolio telecommunication holdings include ALLTEL, AT&T, CoreComm, NTL, and Telephone & Data Systems. Also negatively affecting performance was the decline in several cyclical industrial holdings that faltered due to profitability concerns from the impact of a slowing economy and high energy prices.

Going forward, the outlook for the stock market depends to a great extent upon the outlook for corporate profits. After years of strongly rising profits, investors are suddenly faced with the prospect of reassessing their earnings expectations due to the impact of decelerating profits, a weak euro, higher energy prices, and a slowing economy. While we do not foresee a profit collapse, the question for investors becomes one of expectations versus reality. We believe the unwinding of the growth at any price phenomenon will help to present many more investment opportunities.

Sincerely,

/s/ Jon Bosse

Jon D. Bosse, CFA
Managing Director
NWQ Investment Management Company, Inc.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                           Ten Largest Equity Holdings
                       (as a percentage of the Portfolio)

1. Praxair (3.3%)                             6. Heller Financial (2.9%)
2. E.W. Scripps, Cl A (The) (3.1%)            7. Indymac Bancorp (2.9%)
3. Philip Morris Companies (3.0%)             8. Torchmark (2.7%)
4. Hartford Financial Services Group (2.9%)   9. MGIC Investment (2.7%)
5. Telephone & Data Systems (2.9%)           10. Countrywide Credit Industries (2.6%)

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

       ----------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2000
       ----------------------------------------------------------------
       Institutional Class Shares    Institutional Service Class Shares
       ----------------------------------------------------------------
             1          Since              1                  Since
            Year       11/4/97*           Year               11/7/97*
       ----------------------------------------------------------------
           13.80%       10.77%           13.33%               10.70%
       ----------------------------------------------------------------

                                    [GRAPH]

                   NWQ Special Equity Fund,      S & P 500
                     Institutional Class      Composite Index
                   -----------------------    ---------------
11/4/97                    $10,000                $10,000
Oct. 98                    $10,000                $12,200
Oct. 99                    $11,933                $15,382
Oct. 00                    $13,580                $16,265


 *  Beginning of operations.  Index comparisons begin on 10/31/97.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative index on page 3.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 100.5%

                                                          Shares      Value
                                                         -------   ----------
CONSUMER DISCRETIONARY -- 15.4%
   Alberto Culver, Cl A ..........................        14,000   $  388,500
   AT&T Liberty Media Group, Cl A* ...............        41,076      739,368
   Carnival Cruise Lines .........................        18,200      451,588
   Dillard's, Cl A ...............................        53,800      564,900
   E.W. Scripps, Cl A (The) ......................        19,500    1,139,531
   Ford Motor ....................................        31,467      822,075
   Fortune Brands ................................        21,000      618,188
   Hasbro ........................................        52,500      564,375
                                                                   ----------
                                                                    5,288,525
                                                                   ----------
CONSUMER STAPLES -- 8.7%
   Loews .........................................         8,000      727,500
   Philip Morris Companies .......................        29,800    1,091,425
   RJ Reynolds Tobacco Holdings ..................        15,000      536,250
   Sara Lee ......................................        29,100      627,469
                                                                   ----------
                                                                    2,982,644
                                                                   ----------
ENERGY -- 8.5%
   Conoco, Cl B ..................................        26,800      728,625
   Noble Affiliates ..............................        18,000      660,375
   Ocean Energy* .................................        18,319      254,176
   Tosco .........................................        21,100      603,987
   USX-Marathon Group ............................        25,000      679,687
                                                                   ----------
                                                                    2,926,850
                                                                   ----------
FINANCIAL SERVICES -- 27.2%
   American General ..............................         9,000      724,500
   Bank of America ...............................        17,167      825,089
   Chase Manhattan Bank ..........................        13,950      634,725
   Countrywide Credit Industries .................        25,700      962,144
   First Union ...................................        20,500      621,406
   Hartford Financial Services Group .............        14,300    1,064,456
   Heller Financial ..............................        35,800    1,047,150
   Indymac Bancorp ...............................        50,000    1,043,750



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Shares      Value
                                                        -------   ----------
FINANCIAL SERVICES -- continued
   MGIC Investment ...............................       14,400   $  981,000
   Torchmark .....................................       30,000      999,375
   Waddell & Reed Financial, Cl A ................       13,481      429,707
                                                                  ----------
                                                                   9,333,302
                                                                  ----------
HEALTH -- 6.7%
   Aetna .........................................       11,400      659,062
   HCA Healthcare ................................        9,400      375,412
   Pharmacia .....................................        8,853      486,915
   Tenet Healthcare* .............................       19,300      758,731
                                                                  ----------
                                                                   2,280,120
                                                                  ----------
MATERIALS & PROCESSING -- 7.5%
   Packaging Corp. of America* ...................       42,000      616,875
   Praxair .......................................       32,000    1,192,000
   Rohm & Haas ...................................       25,900      778,619
                                                                  ----------
                                                                   2,587,494
                                                                  ----------
PRODUCER DURABLES -- 5.2%
   Cnh Global N.V ................................       48,600      470,813
   Ingersoll-Rand ................................       12,000      453,000
   Parker-Hannifin ...............................       10,700      442,713
   York International ............................       15,000      407,813
                                                                  ----------
                                                                   1,774,339
                                                                  ----------
TECHNOLOGY -- 9.6%
   Agilent Technologies* .........................       17,000      787,313
   Apw Limited ...................................       14,900      688,194
   Quantum-Dlt & Storage Systems* ................       36,000      540,000
   Quantum-Hard Disk Drive Group* ................       40,000      457,500
   Snap-On .......................................       18,000      460,125
   Teradyne* .....................................       11,200      350,000
                                                                  ----------
                                                                   3,283,132
                                                                  ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                           Shares      Value
                                                          -------   ----------
TELECOMMUNICATIONS -- 9.5%
   ALLTEL ..........................................       12,000  $   773,250
   AT&T ............................................       13,431      311,431
   CoreComm* .......................................       59,200      340,400
   NTL* ............................................       17,425      765,611
   Telephone & Data Systems ........................       10,000    1,055,000
                                                                   -----------
                                                                     3,245,692
                                                                   -----------
TRANSPORTATION -- 2.2%
   Delta Air Lines .................................        9,800      463,050
   Lear* ...........................................       10,500      286,125
                                                                   -----------
                                                                       749,175
                                                                   -----------
   TOTAL COMMON STOCKS
      (Cost $30,532,159) ...........................                34,451,273
                                                                   -----------

SHORT-TERM INVESTMENT -- 6.2%

                                                          Face
                                                         Amount
                                                       ----------
REPURCHASE AGREEMENT -- 6.2%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $2,127,375,
      collateralized by $1,593,174 of various
      U.S. Treasury Obligations valued at
      $2,127,042 (Cost $2,127,000) .................   $2,127,000    2,127,000
                                                                   -----------
   TOTAL INVESTMENTS -- 106.7%
      (Cost $32,659,159) (a) .......................                36,578,273
                                                                   -----------
   OTHER ASSETS AND LIABILITIES, NET -- (6.7%) .....                (2,295,575)
                                                                   -----------
   TOTAL NET ASSETS -- 100.0% ......................               $34,282,698
                                                                   ===========

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $32,659,159. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $3,919,114. This consisted of aggregate gross unrealized appreciation for all securities of $6,194,157, and gross unrealized depreciation for all securities of $2,275,043.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...........................................     $32,659,159
                                                                     ===========
Investments, at Value - Note A .................................     $36,578,273
Receivable for Investments Sold ................................         842,972
Dividends and Interest Receivable ..............................          31,499
Receivable from Investment Adviser - Note B ....................          12,576
Receivable for Portfolio Shares Sold ...........................             382
Other Assets ...................................................           6,925
                                                                     -----------
   Total Assets ................................................      37,472,627
                                                                     -----------
Liabilities
Payable for Portfolio Shares Redeemed ..........................       3,141,725
Payable for Administrative Fees - Note C .......................          12,348
Payable to Custodian Bank - Note D .............................           7,713
Payable for Custodian Fees - Note D ............................           2,250
Payable for Distribution and Service Fees - Note E .............           1,530
Payable for Directors' Fees - Note F ...........................             950
Other Liabilities ..............................................          23,413
                                                                     -----------
   Total Liabilities ...........................................       3,189,929
                                                                     -----------
Net Assets .....................................................     $34,282,698
                                                                     ===========
Net Assets Consist of:
Paid in Capital ................................................      28,094,548
Undistributed Net Investment Income ............................           4,335
Accumulated Net Realized Gain ..................................       2,264,701
Unrealized Appreciation ........................................       3,919,114
                                                                     -----------
Net Assets .....................................................     $34,282,698
                                                                     ===========
Institutional Class Shares
Net Assets .....................................................     $29,547,378
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) .....................................       2,225,657
Net Asset Value, Offering and Redemption Price Per Share........          $13.28
                                                                          ======
Institutional Service Class Shares
Net Assets .....................................................     $ 4,735,320
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 10,000,000) .....................................         358,740
Net Asset Value, Offering and Redemption Price Per Share........          $13.20
                                                                          ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    NWQ SPECIAL EQUITY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ............................................   $  441,303
Interest .............................................       66,430
Less: Foreign Taxes Withheld .........................       (4,551)
                                                         ----------
   Total Income ......................................      503,182
                                                         ----------
Expenses
Investment Advisory Fees -- Note B ...................      246,611
Administrative Fees -- Note C ........................      130,854
Printing Fees ........................................       38,867
Registration and Filing Fees .........................       23,369
Distribution and Service Fees -- Note E ..............       22,097
Audit Fees ...........................................       15,660
Custodian Fees -- Note D .............................        4,819
Directors' Fees -- Note F ............................        4,485
Legal Fees ...........................................          778
Other Expenses .......................................       15,994
Investment Advisory Fees Waived -- Note B ............     (147,386)
                                                         ----------
   Net Expenses Before Expense Offset ................      356,148
                                                         ----------
Expense Offset -- Note A .............................         (464)
                                                         ----------
   Net Expenses After Expense Offset .................      355,684
                                                         ----------
Net Investment Income ................................      147,498
                                                         ----------
Net Realized Gain on Investments .....................    2,311,493
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ....................................    1,539,782
                                                         ----------
Net Gain on Investments ..............................    3,851,275
                                                         ----------
Net Increase in Net Assets Resulting from Operations..   $3,998,773
                                                         ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year Ended         Year Ended
                                                                        October 31,        October 31,
                                                                           2000               1999
                                                                       ------------        -----------
Increase in Net Assets
Operations:
   Net Investment Income ...........................................   $   147,498         $    33,546
   Net Realized Gain ...............................................     2,311,493             198,664
   Net Change in Unrealized Appreciation ...........................     1,539,782           3,470,623
                                                                       -----------         -----------
   Net Increase in Net Assets Resulting from
     Operations ....................................................     3,998,773           3,702,833
                                                                       -----------         -----------
Distributions:
Net Investment Income:
   Institutional Class .............................................      (149,544)            (39,254)
   Institutional Service Class .....................................        (8,936)                 --
Net Realized Gain:
   Institutional Class .............................................      (144,151)            (72,678)
   Institutional Service Class .....................................       (54,545)            (26,294)
                                                                       -----------         -----------
     Total Distributions ...........................................      (357,176)           (138,226)
                                                                       -----------         -----------
Capital Share Transactions (Note I):
Institutional Class:
   Issued ..........................................................    15,349,062           3,055,473
   In Lieu of Cash Distributions ...................................       293,695             111,770
   Redeemed ........................................................    (5,488,036)         (3,565,829)
                                                                       -----------         -----------
   Net Increase (Decrease) from Institutional Class Shares .........    10,154,721            (398,586)
                                                                       -----------         -----------
Institutional Service Class:
   Issued ..........................................................       654,009             716,554
   In Lieu of Cash Distributions ...................................        63,353              26,240
   Redeemed ........................................................    (2,851,361)           (456,306)
                                                                       -----------         -----------
   Net Increase (Decrease) from Institutional Service Class Shares..    (2,133,999)            286,488
                                                                       -----------         -----------
   Net Increase (Decrease) from Capital Share Transactions .........     8,020,722            (112,098)
                                                                       -----------         -----------
    Total Increase .................................................    11,662,319           3,452,509
                                                                       -----------         -----------
Net Assets:
   Beginning of Period .............................................    22,620,379          19,167,870
                                                                       -----------         -----------
   End of Period (including undistributed net investment income of
     $4,335 and $15,317, respectively) .............................   $34,282,698         $22,620,379
                                                                       ===========         ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Institutional Class Shares
                                             --------------------------------------
                                                Year          Year      November 4,
                                                Ended         Ended     1997*** to
                                             October 31,   October 31,  October 31,
                                                2000          1999         1998
                                             -----------   -----------  -----------
Net Asset Value,
   Beginning of Period .....................   $ 11.84       $ 10.01      $ 10.00
                                               -------       -------      -------
Income from Investment Operations
   Net Investment Income ...................      0.07          0.03         0.02
   Net Realized and Unrealized Gain (Loss)..      1.55          1.88        (0.01)@
                                               -------       -------      -------
   Total from Investment Operations ........      1.62          1.91         0.01
                                               -------       -------      -------
Distributions
   Net Investment Income ...................     (0.07)        (0.03)          --
   Net Realized Gain .......................     (0.11)        (0.05)          --
                                               -------       --------     -------
   Total Distributions .....................     (0.18)        (0.08)          --
                                               -------       --------     -------
Net Asset Value,
   End of Period ...........................   $ 13.28       $ 11.84      $ 10.01
                                               =======       =======      =======
Total Return+ ..............................     13.80%        19.33%        0.10%**
                                               =======       =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ......   $29,547       $16,406      $14,167
Ratio of Expenses to Average Net Assets ....      1.15%         1.22%        1.16%*
Ratio of Net Investment Income
   to Average Net Assets ...................      0.60%         0.26%        0.42%*
Portfolio Turnover Rate ....................        49%           26%          23%

   *  Annualized
  **  Not Annualized
 ***  Commencement of Operations
   + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
   @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                  Institutional Service Class Shares
                                               ---------------------------------------
                                                  Year          Year       November 7,
                                                  Ended         Ended      1997 *** to
                                               October 31,   October 31,   October 31,
                                                  2000          1999          1998
                                               -----------   -----------   -----------
Net Asset Value,
   Beginning of Period .....................      $11.77        $ 9.96        $ 9.90
                                                  ------        ------        ------
Income from Investment Operations
   Net Investment Income (Loss) ............        0.02         (0.02)        (0.01)
   Net Realized and Unrealized Gain (Loss)..        1.54          1.88          0.07@
                                                  ------        ------        ------
   Total from Investment Operations ........        1.56          1.86          0.06
                                                  ------        ------        ------
Distributions
   Net Investment Income ...................       (0.02)           --            --
   Net Realized Gain .......................       (0.11)        (0.05)           --
                                                  ------        ------        ------
   Total Distributions .....................       (0.13)        (0.05)           --
                                                  ------        ------        ------
Net Asset Value,
   End of Period ...........................      $13.20        $11.77        $ 9.96
                                                  ======        ======        ======
Total Return+ ..............................       13.33%        18.79%         0.61%**
                                                  ======        ======        ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ......      $4,735        $6,215        $5,001
Ratio of Expenses to Average Net Assets ....        1.55%         1.62%         1.56%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets ...................        0.13%        (0.14)%       (0.16)%*
Portfolio Turnover Rate ....................          49%           26%           23%

   *  Annualized
  **  Not Annualized
 ***  Initial Offering of Institutional Service Class Shares.
   + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
   @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2000, the UAM Funds were composed of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets.

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares. Old Mutual Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 2000, the Administrator was paid $130,854, of which $48,654 was paid to SEI for their services, $30,352 to DST for their services, and $16,110 to UAMSSC for their services.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the portfolio to cover any advances made by the custodian to the Portfolio.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or any other compensation with respect to the Portfolio.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of average net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Service Class Share's average net assets. The Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

     In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended October 31, 2000, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $22,483,360 and $13,457,746, respectively.

     There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum,

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2000, the Portfolio had no borrowings under the agreement.

     I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                                  Institutional
                                 Institutional Class Shares    Service Class Shares
                                 --------------------------  ------------------------
                                     Year          Year          Year        Year
                                     Ended         Ended         Ended       Ended
                                  October 31,   October 31,   October 31,  October 31,
                                     2000          1999          2000         1999
                                 ------------  -----------   -----------  -----------
Shares Issued ..................   1,240,636      262,370        54,347      63,377
In Lieu of Cash Distributions ..      24,013       10,788         5,304       2,611
Shares Redeemed ................    (424,204)    (303,710)     (228,718)    (40,115)
                                    --------     --------      --------     -------
Net Increase (Decrease) from
   Capital Share Transactions ..     840,445      (30,552)     (169,067)     25,873
                                     =======     ========      ========     =======

     J. Other:

     At October 31, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                             No. of            %
                                          Shareholders     Ownership
                                          ------------     ---------
Institutional Class ....................       2              91%
Institutional Service Class.............       2              97%

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Special Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2000 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100.0%.

NWQ Special Equity Portfolio hereby designates approximately $198,696 as a long-term capital gain dividend for the purpose of the dividend paid deduction on their federal income tax returns.

                                      NOTES

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                        -------------------------------------
                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.
                                        -------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the NWQ Special Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr.......................... 19,010,168    --    451,579
  02) Nancy J. Dunn................................ 19,032,354    --    429,393
  03) William A. Humenuk........................... 19,032,469    --    429,278
  04) Philip D. English............................ 19,032,469    --    429,278
  05) James F. Orr, III............................ 19,030,371    --    431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                     2,341,388  7,893       --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  2,349,280    --        --
  b) Borrowing:....................................  2,349,280    --        --
  c) Issuing of Senior Securities:.................  2,349,280    --        --
  d) Underwriting:.................................  2,349,280    --        --
  e) Industry Concentration:.......................  2,349,280    --        --
  f) Investment in Real Estate:....................  2,349,280    --        --
  g) Commodities:..................................  2,349,280    --        --
  h) Lending:......................................  2,349,280    --        --
  i) Illiquid Securities:..........................  2,349,280    --        --
  j) Control or Management:........................  2,349,280    --        --
  k) Unseasoned Issuers:...........................  2,349,280    --        --
  l) Borrowing exceeding 5%:.......................  2,349,280    --        --
  m) Pledging:.....................................  2,349,280    --        --
  n) Margin Purchases and Short Sales:.............  2,349,280    --        --

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares:............... 2,349,280    --      --
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 2,349,280    --      --
  q) Futures and Options:.......................... 2,349,280    --      --

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    2,435,311  2,361     --

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    2,437,672    --      --

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.


                                                                  [LOGO OF UAM]

                                    UAM Funds
                                    Funds for the Informed Investor(SM)



Heitman Real Estate Portfolio

Semi-Annual Report                                                 June 30, 2001



                                                                   [LOGO] UAM(R)

UAM FUNDS                                          Heitman Real Estate Portfolio
                                                   June 30, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .......................................................  1

Statement of Net Assets ....................................................  6

Statement of Operations ....................................................  8

Statement of Changes in Net Assets .........................................  9

Financial Highlights ....................................................... 10

Notes to Financial Statements .............................................. 12

--------------------------------------------------------------------------------

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

August 1, 2001

Dear Shareholder:

PERFORMANCE
The first six months of 2001 continued to be strong for REITs, with the Wilshire Real Estate Securities Index (WRESI) turning in year to date performance of positive 9.8%. By comparison, the S&P 500 Index was down 6.7% and the Russell 2000 was up 6.9% year to date.

The performance of the Heitman Real Estate Portfolio (the "Portfolio") year to date was 6.7% for the Institutional Class, and 6.5% at net asset value and 1.4% /(1)/ at public offering price for the Advisor Class. The Portfolio generated strong absolute returns, but underperformed our benchmark for the year due primarily to the Portfolio's value orientation. The Portfolio has a long-established performance objective of exceeding the WRESI. Since inception of the Portfolio in March, 1989 through June 30, 2001, Portfolio performance has been 9.0%, outperforming the WRESI by 258 basis points. The following table compares the Portfolio's performance versus the indices for the period ending June 30, 2001.

Average Annual Total Returns


                                             Advisor Class   Advisor Class        Wilshire
                              Institutional   Net Asset     Public  Offering     Real Estate
                                  Class          Value          Price/(1)/     Securities Index    S&P 500
                              -------------  ------------   ----------------   ----------------    -------
3/13/89/(2)/ - 6/30/01            9.01%            N/A              N/A              6.43%          15.12%
5/15/95/(3)/ - 6/30/01              N/A         12.51%           11.62%             13.17%          17.01%
10 Years Ending
   6/30/01                       11.73%            N/A              N/A             10.29%          15.09%
5 Years Ending
   6/30/01                       11.59%         11.02%            9.96%             11.50%          14.48%
3 Years Ending
   6/30/01                        5.97%          5.48%            3.77%              6.60%           3.90%
1 Year Ending
   6/30/01                       19.18%         18.59%           12.92%             24.55%         -14.83%
Quarter Ending
   6/30/01                        9.92%          9.76%            4.51%             10.90%           5.85%

2001 YTD                          6.69%          6.47%            1.37%              9.77%          -6.70%

_____________________
(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(2) Inception date of Institutional Class. Index comparisons begin on 2/28/89.
(3) Inception date of Advisor Class. Index comparisons begin on 4/30/95.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

All property sectors within the WRESI have posted positive returns year to date. The regional retail sector has offered the largest gain year to date, up 28.3%, with the factory outlet sector next with a year to date return of 26.0%. Three other sectors posted positive double-digit returns year to date (storage, local retail and hotels). The lowest year to date return was in the industrial sector, which had year to date performance of 4.4%.

The continuing strong positive performance of REITs in 2001 represents a continuation of the rebound in values, after two down years in 1998 and 1999. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 9.0x at the end of 1999. By the mid-point of 2001, the weighted average CAD multiple increased to approximately 9.7x.

Market Capitalization

During 2001, the market capitalization of the WRESI continued to increase and as of June 30, 2001 stands at $142.4 billion. The recent increase in market capitalization has largely been a reflection of REIT price performance. There has only been a modest increase in new equity capital raised in 2001, with zero raised in the form of initial public offerings and only $2.0 billion in secondary offerings. Equity remains an expensive source of capital for real estate companies trading below net asset value. Consolidation within the sector should continue and we expect few, if any, new companies going public in the near-term. Longer term, we expect the market capitalization of the WRESI to increase as commercial property ownership in the United States continues its gradual shift from private to public ownership.

Real Estate Market Conditions

As the economy has exhibited signs of slowing during 2001, the demand for real estate has also weakened. While the supply of new real estate remains at reasonable levels, the time it takes to lease new properties has increased as corporate America faces tougher economic times. This, combined with employment cuts and existing tenants' shrinking demand for space, has resulted in rising vacancy rates in the office sector. This has been most acute in technology-heavy markets such as San Francisco and Austin. But the increases need to be kept in perspective. While the demand for all types of real estate is affected by slower economic growth, the long term nature of the underlying leases helps stabilize cash flows, relative to other sectors of the economy. Unlike a decade ago, real estate markets are in remarkably good shape. Vacancy rates are low across most property types and regions.

Other properties types have been less directly impacted than has office by corporate job cuts and slower demand for space. For apartments, slower economic growth has

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

historically meant reduced competition from ownership housing because households generally lose the confidence to make big ticket purchases as the economy slows. This has generally offset any reduced demand resulting from fewer entrants into the job market. Higher interest rates that have frequently presaged a recession also made home ownership less affordable. This current cycle is somewhat different. Consumer confidence has thus far been the bulwark of the U.S. economy and interest rates have been cut aggressively. The outcome has been remarkable strength in the ownership housing market, both new and resale. As a result, apartment owners have seen some diminution of demand due to weaker employment growth and yet continue to face competition from the ownership market. But again, this needs to be kept in perspective. Most apartment markets are well balanced with moderate vacancy, limited new development, and solid if not spectacular rent growth.

Typically a slowing economy results in softer retail sales that have been the case thus far in 2001. Although consumer confidence remains high and big-ticket items such as cars and homes are selling, other retail sales have been sluggish. Household balance sheets are highly levered and it may be a case of the consumer being shopped out as much as lacking confidence. Recent bankruptcies of Bradlees and Montgomery Ward and sluggish comparable store sales at major tenants such as the GAP and Ann Taylor have presented the owners of retail assets with challenges. Thus far the landlords have done a good job in meeting these challenges and retail occupancy has only fallen marginally. After a great year in 2000, the industrial sector has seen softer demand. This is to be expected as the demand for space to store and ship goods is closely related to the health of corporate America. With America currently teetering on the brink of recession, demand for new warehouse space has diminished. Again, perspective is necessary here as markets remain in pretty good shape despite slower demand. New warehouse supply has fallen dramatically during 2001 and vacancy is at a much lower level than at the beginning of the last economic downturn. Hotel companies have been most quickly and directly impacted by the slowing economy. In the face of earning challenges, many corporations are slashing travel budgets for 2001. Corporate travel is the most important driver of demand for hotels. As a result early in 2001 hotel companies reported declining occupancy. More recently room rates have also fallen. This has led to expectations of flat or negative earnings growth for 2001 and an uncertain outlook for 2002.

Near Term Outlook

The strong performance of the REIT sector thus far in 2001 encourages us to believe that investors currently consider income and value stocks worthy alternatives to growth-at-any-price and momentum stocks that have recently dominated the domes-

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

tic equity market. Continued investor enthusiasm for income and value stocks would support additional strong performance for REITs, that still remain inexpensive on a historical basis. In fact, as of June 30, 2001 the average REIT's stock price represented a minor premium (+0.6%) to the net asset value of the real estate owned by the REIT, compared to the historical average of +4.3%.

Given the generally healthy state of U.S. property markets, the outlook for the fundamental driver of earnings for REITs, increasing market rental rates, appears favorable even considering the prospect for slower economic growth in 2001. REITs will continue to grow earnings through active management of core portfolios, through reinvestment of free cash flow into acquisitions and developments of new real estate assets, and through capital recycling such as sales of mature properties paired with developments of new properties. We anticipate a stabilized REIT earnings growth rate of approximately 8-9% for 2001.

The outlook for 2002 is less certain given the state of the economy. If the economy slips into recession we would expect the demand for all types of real estate to remain sluggish. Properties with the shortest lease terms (e.g., hotels and apartments) would be the most quickly impacted. If consumer confidence slides, retail sales and the demand for retail space could also slow further. More positively, the demand for apartments would likely stabilize if ownership housing markets weaken. But again, perspective is crucial. Under a worst case economic scenario we still expect REITs to grow earnings 6-7% during 2002, which would likely make REITs one of the top-performing sectors. If the economy improves going into 2002, REITs are likely to perform at least as well as 2001 (8-9% earnings growth) and if attractive investment opportunities present themselves along the way, REITs could easily exceed 2001 performance. This stable, visible earnings growth when combined with an attractive dividend yield suggests low teens annual total returns for REITs over the 2001-2002 period. As of June 30, 2001, the dividend yield on the WRESI stood at 6.2% compared with yields of 5.2% on the 10-year Treasury and 1.3% on the S&P Utilities Index (SPXU).


Sincerely,

/s/ Timothy J. Pire              /s/ Reagan Pratt            /s/ Larry Antonotos

Timothy J. Pire, CFA             Reagan Pratt                Larry Antonotos
Portfolio Manager                Portfolio Manager           Portfolio Manager

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

The investment results presented in the Advisor's letter represent past performance and should not be construed as a guarantee of future results. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that the Portfolio will meet its stated objectives.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.


                       Definition of Comparative Indices
                       ---------------------------------

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of the 400 industrial, 40 financial, 40 utility and 20 transportation stocks.

Standard & Poor's Utilities Index is a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange.

Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

    The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index' return, the
                      performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS - 95.9%

                                                        Shares         Value
                                                      ---------    -----------
Apartment Investment & Management, Cl A ........       110,400     $ 5,321,280
AvalonBay Communities ..........................       101,500       4,745,125
Bedford Property Investors .....................       121,600       2,547,520
Brandywine Realty Trust ........................       155,000       3,479,750
Brookfield Properties ..........................       170,900       3,265,899
Cabot Industrial Trust .........................        74,600       1,566,600
Camden Property Trust ..........................        75,100       2,756,170
Catellus Development* ..........................       152,500       2,661,125
CBL & Associates Properties ....................        89,100       2,734,479
Chelsea Property Group .........................        23,393       1,097,132
Duke Realty ....................................       138,830       3,449,925
Eastgroup Properties ...........................        71,218       1,609,527
Equity Office Properties Trust .................       217,100       6,866,873
Equity Residential Properties Trust ............        93,966       5,313,777
Essex Property Trust ...........................        55,052       2,727,827
Federal Realty Investors Trust .................        79,400       1,646,756
General Growth Properties ......................       120,600       4,746,816
Hospitality Properties Trust ...................        66,800       1,903,800
Host Marriott ..................................       233,900       2,928,428
Kilroy Realty ..................................        77,600       2,258,160
Kimco Realty ...................................        57,600       2,727,360
Mack-Cali Realty ...............................        52,800       1,503,744
Manufactured Home Communities ..................        27,300         767,130
Pacific Gulf Properties ........................       164,200         802,938
Pan Pacific Retail Properties ..................        53,582       1,393,132
Philips International Realty ...................       124,500         522,900
Prentiss Properties Trust ......................        79,900       2,101,370
Prologis Trust .................................       277,370       6,301,846
PS Business Parks ..............................        78,500       2,198,000
Public Storage .................................       116,100       3,442,365
Security Capital Group, Cl B* ..................        96,400       2,062,960
Spieker Properties .............................       118,200       7,086,090
Starwood Hotels & Resorts Worldwide ............        97,300       3,627,344
Sun Communities ................................        62,500       2,209,375
Taubman Centers ................................       106,700       1,493,800
TrizecHahn .....................................        94,700       1,722,593
Weingarten Realty Investors ....................        10,200         447,270
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $91,404,543) ...........................                   104,037,186
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                              HEITMAN REAL ESTATE PORTFOLIO
                                       JUNE 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 6.7%

                                                                                  Face
                                                                                 Amount         Value
                                                                              -----------    ------------
REPURCHASE AGREEMENTS -- 6.7%
   JP Morgan Chase 3.60%, dated 06/30/01, due 07/02/01,
      to be repurchased at $7,305,191, collateralized by $6,854,670 of a U.S. Treasury Note, valued at $7,341,784
      (Cost $7,303,000) ..................................................     $7,303,000    $  7,303,000
                                                                                             ------------
   TOTAL INVESTMENTS -- 102.6%
      (Cost $98,707,543) (A) .............................................                    111,340,186
                                                                                             ------------
     OTHER ASSETS AND LIABILITIES, NET -- (2.6%) .........................                     (2,842,059)
                                                                                             ------------
NET ASSETS CONSIST OF:
     Paid in Capital .....................................................                     93,511,681
     Distributions in excess of net investment income ....................                       (242,590)
     Accumulated net realized gain on investments ........................                      2,596,393
     Net unrealized appreciation on investments ..........................                     12,632,643
                                                                                             ------------
     Total Net Assets -- 100.0% ..........................................                   $108,498,127
                                                                                             ============
     Institutional Class Shares:
     Net Assets ..........................................................                   $ 86,860,326
     Shares Issued and Outstanding+ ......................................                      8,709,895
                                                                                             ============
     Net Asset Value, Offering and Redemption Price Per Share ............                          $9.97
                                                                                             ============
     Advisor Class Shares:
     Net Assets ..........................................................                   $ 21,637,801
     Shares Issued and Outstanding+ ......................................                      2,175,346
                                                                                             ============
     Net Asset Value and Redemption Price Per Share ......................                          $9.95
                                                                                             ============
     Offering Price Per Share ($9.95/.9525) ..............................                         $10.45
                                                                                             ============

*   Non-Income Producing Security
+   Unlimited Number of Shares Authorized
Cl   Class
(A) The cost for federal income tax purposes was $98,707,543. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $12,632,643. This consisted of aggregate gross unrealized appreciation for all securities of $13,441,314 and aggregate gross unrealized depreciation for all securities of $808,671.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   FOR THE SIX MONTHS ENDED
                                                   JUNE 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends .............................................................   $2,426,644
Interest ..............................................................       48,149
Less: Foreign Taxes Withheld ..........................................       (9,192)
                                                                          ----------
  Total Investment Income .............................................    2,465,601
                                                                          ----------
Expenses
Investment Advisory Fees -- Note B ....................................      349,799
Administrative Fees -- Note C .........................................       88,529
Distribution and Shareholder Servicing Fees -- Note D .................       48,857
Printing Fees .........................................................       24,232
Registration and Filing Fees ..........................................       12,855
Audit Fees ............................................................       12,000
Custodian Fees ........................................................       10,065
Legal Fees ............................................................        8,000
Insurance Expense .....................................................        2,429
Trustees' Fees -- Note E ..............................................        1,982
Other Expenses ........................................................       27,059
                                                                          ----------
  Net Expenses Before Expense Offset ..................................      585,807
Expense Offset -- Note A ..............................................          (65)
                                                                          ----------
  Net Expenses After Expense Offset ...................................      585,742
                                                                          ----------
Net Investment Income .................................................    1,879,859
                                                                          ----------
Net Realized Gain on Investments ......................................    2,818,889
Net Change in Unrealized Appreciation (Depreciation) on Investments ..     1,393,697
                                                                          ----------
Net Realized and Unrealized Gain on Investments .......................    4,212,586
                                                                          ----------
Net Increase in Net Assets Resulting from Operations ..................   $6,092,445
                                                                          ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Six Months
                                                                                            Ended         Year Ended
                                                                                        June 30, 2001     December 31,
                                                                                         (Unaudited)          2000
                                                                                        ------------      ------------
Increase in Net Assets
Operations:
     Net Investment Income .........................................................    $  1,879,859      $  3,781,739
     Net Realized Gain .............................................................       2,818,889           193,199
     Net Change in Unrealized Appreciation (Depreciation) ..........................       1,393,697        17,053,240
                                                                                        ------------      ------------
     Net Increase in Net Assets Resulting from Operations ..........................       6,092,445        21,028,178
                                                                                        ------------      ------------
   Distributions:
     Net Investment Income:
        Institutional Class ........................................................      (1,681,819)       (2,893,642)
        Advisor Class ..............................................................        (440,630)         (916,696)
     Return of Capital:
        Institutional Class ........................................................              --          (609,285)
        Advisor Class ..............................................................              --          (193,020)
                                                                                        ------------      ------------
        Total Distributions ........................................................      (2,122,449)       (4,612,643)
                                                                                        ------------      ------------
Capital Share Transactions:
Institutional Class
     Issued ........................................................................      18,275,841        26,462,617
     In Lieu of Cash Distributions .................................................         800,692         1,541,912
     Redeemed ......................................................................     (10,386,956)      (30,953,035)
                                                                                        ------------      ------------
        Net Increase (Decrease) from Institutional Class Shares ....................       8,689,577        (2,948,506)
                                                                                        ------------      ------------
Advisor Class
     Issued ........................................................................         583,093         1,945,983
     In Lieu of Cash Distributions .................................................         401,999         1,001,395
     Redeemed ......................................................................      (3,575,819)      (13,253,857)
                                                                                        ------------      ------------
        Net Decrease from Advisor Class Shares .....................................      (2,590,727)      (10,306,479)
                                                                                        ------------      ------------
        Net Increase (Decrease) from Capital Share Transactions ....................       6,098,850       (13,254,985)
                                                                                        ------------      ------------
        Total Increase .............................................................      10,068,846         3,160,550
                                                                                        ------------      ------------
Net Assets:
     Beginning of Period ...........................................................      98,429,281        95,268,731
                                                                                        ------------      ------------
     End of Period (including undistributed net investment income
        of $(242,590) and $0, respectively) ........................................    $108,498,127      $ 98,429,281
                                                                                        ============      ============
Shares Issued and Redeemed:
   Institutional Class:
     Issued ........................................................................       1,889,366         3,044,058
     In Lieu of Cash Distributions .................................................          84,016           172,724
     Redeemed ......................................................................      (1,106,440)       (3,551,678)
                                                                                        ------------      ------------
        Net Increase (Decrease) from Institutional Class Shares ....................         866,942          (334,896)
                                                                                        ------------      ------------
   Advisor Class:
     Issued ........................................................................          62,313           225,217
     In Lieu of Cash Distributions .................................................          42,566           112,916
     Redeemed ......................................................................        (380,531)       (1,557,390)
                                                                                        ------------      ------------
        Net Decrease from Advisor Class Shares .....................................        (275,652)       (1,219,257)
                                                                                        ------------      ------------
        Net Increase (Decrease) in Shares Outstanding ..............................         591,290        (1,554,153)
                                                                                        ============      ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                              HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                                         Institutional Class Shares
                                              ----------------------------------------------------------
                                 Six Months
                                    Ended                  Years Ended December 31,
                                  June 30,
                                    2001      ----------------------------------------------------------
                                (Unaudited)     2000        1999        1998         1997        1996
                                -----------   ---------- ----------  ----------   ----------  ----------
Net Asset Value,
   Beginning of Period ........   $  9.56      $  8.04    $  8.62     $ 10.49     $  10.96    $   8.65
                                  -------      -------    -------     -------     --------    --------
Income from Investment
   Operations:
   Net Investment Income ......      0.17         0.36       0.43        0.32         0.40        0.37
   Net Realized and
      Unrealized
      Gain (Loss) .............      0.45         1.60      (0.54)      (1.88)        1.82        2.82
                                  -------      -------    -------     -------     --------    --------
   Total from Investment
      Operations ..............      0.62         1.96      (0.11)      (1.56)        2.22        3.19
                                  -------      -------    -------     -------     --------    --------
Distributions:
   Net Investment Income ......     (0.21)       (0.36)     (0.47)      (0.31)       (0.40)      (0.37)
   In Excess of Net
      Investment Income .......        --           --         --          --        (0.05)      (0.10)
   Net Realized Gain ..........        --           --         --          --        (2.24)      (0.41)
   Tax Return of Capital (a) ..        --        (0.08)        --          --           --          --
                                  -------      -------    -------     -------     --------    --------
      Total Distributions .....     (0.21)       (0.44)     (0.47)      (0.31)       (2.69)      (0.88)
                                  -------      -------    -------     -------     --------    --------

Net Asset Value,
   End of Period ..............   $  9.97      $  9.56    $  8.04     $  8.62     $  10.49    $  10.96
                                  =======      =======    =======     =======     ========    ========
Total Return ..................      6.69%**     24.90%     (1.16)%    (15.12)%      21.12%      38.06%
                                  =======      =======    =======     =======     ========    ========

Ratios/Supplemental Data
Net Assets, End of
   Period (Thousands) .........   $86,860      $75,013    $65,767     $79,717     $134,746    $129,275
Ratio of Expenses to
   Average Net Assets .........      1.14%*       1.36%      1.25%       1.22%        1.09%       1.23%
Ratio of Net Investment
   Income to Average
   Net Assets .................      4.17%*       4.14%      5.12%       3.14%        3.57%       4.09%
Portfolio Turnover Rate .......        47%          76%        49%         80%          90%         60%

*    Annualized
**   Not annualized
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                               Advisor Class Shares
                                     Six Months   --------------------------------------------------------
                                       Ended
                                      June 30,                           Years Ended December 31,
                                        2001      --------------------------------------------------------
                                     (Unaudited)     2000        1999        1998        1997       1996
                                     ----------   ----------  ----------  ----------  ---------- ---------
Net Asset Value,
   Beginning of Period ............   $  9.55      $  8.04    $  8.62     $ 10.50     $ 10.98    $  8.67
                                      -------      -------    -------     -------     -------    -------
Income from Investment
   Operations:
   Net Investment Income ..........      0.21         0.31       0.39        0.25        0.35       0.31
   Net Realized and
      Unrealized
      Gain (Loss) .................      0.39         1.60      (0.53)      (1.86)       1.80       2.84
                                      -------      -------    -------     -------     -------    -------
   Total from Investment
      Operations ..................      0.60         1.91      (0.14)      (1.61)       2.15       3.15
                                      -------      -------    -------     -------     -------    -------
Distributions:
   Net Investment Income ..........     (0.20)       (0.33)     (0.44)      (0.27)      (0.35)     (0.31)
   In Excess of Net
      Investment Income ...........        --           --         --          --       (0.04)     (0.12)
   Net Realized Gain ..............        --           --         --          --       (2.24)     (0.41)
   Tax Return of Capital (a) ......        --        (0.07)        --          --          --         --
                                      -------      -------    -------     -------     -------    -------
      Total Distributions .........     (0.20)       (0.40)     (0.44)      (0.27)      (2.63)     (0.84)
                                      -------      -------    -------     -------     -------    -------
Net Asset Value,
   End of Period ..................   $  9.95      $  9.55    $  8.04     $  8.62     $ 10.50    $ 10.98
                                      -------      -------    -------     -------     -------    -------
Total Return (b) ..................      6.47%**     24.22%     (1.62)%    (15.54)%     20.44%     37.44%
                                      =======      =======    =======     =======     =======    =======
Ratios and
Supplemental Data
Net Assets, End of
   Period (Thousands) .............   $21,638      $23,417    $29,502     $46,665     $85,222    $79,805
Ratio of Expenses to
   Average Net Assets .............      1.64%*       1.89%      1.73%       1.73%       1.59%      1.73%
Ratio of Net Investment
   Income to Average
   Net Assets .....................      3.55%*       3.54%      4.64%       2.65%       3.14%      3.91%
Portfolio Turnover Rate ...........        47%          76%        49%         80%         90%        60%

*    Annualized
**   Not annualized
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At June 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. Additionally, the Advisor Class Shares have a sales load with a maximum value of 4.75%. The Portfolio's investment objective is to obtain a high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

     Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the reported bid price quoted on such day. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

        2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

        3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

        Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements.
This joint repurchase agreement is covered by the same collateral requirements as discussed above.

        4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

        The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as return of capital adjustments on REIT distributions.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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        Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

          Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

          The Portfolio implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

        B. Investment Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisors, LLC (the "Advisor"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

        C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.093% per annum of the average daily net assets of the Portfolio, and annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the three months ended March 31, 2001, UAMFSI was paid $50,905, of which $16,839 was paid to SEI for their services, $18,391 to DST for their services and $13,687 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administrative Agreement (the "Administrative Agreement").

     Pursuant to the Administrative Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio and an annual base fee of $59,500. For the three months ending June 30, 2001, the Administrator was paid $37,624.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     The Portfolio's Advisor Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of average daily net assets. In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares owned by the clients of the Service Agents.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the six months ended June 30, 2001, the Portfolio made purchases of $48,705,170 and sales of $43,804,546 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

        G. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended June 30, 2001, the Portfolio had no borrowings under the agreement.

        H. Other: At June 30, 2001, 61% of total Institutional Class Shares outstanding were held by 3 record Shareholders each owning 10% or greater of the aggregate total Institutional Class Shares outstanding. 43% of total Advisor Class Shares were held by 1 record shareholder.

                                     NOTES

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                        Linda T. Gibson, Esq.
Trustee, President and Chairman          Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajdan Vetterlein
Trustee                                  Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Trustee                                  Treasurer

Philip D. English                        Molly S. Mugler
Trustee                                  Assistant Secretary

William A. Humenuk
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Advisor
Heitman/PRA Securities Advisors, LLC
180 North LaSalle Street
Chicago, IL 60601

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                   UAM Funds
                                   Funds for the Informed Investors


Heitman Real Estate Portfolio
Annual Report                                               December 31, 2000

                                                                   [LOGO OF UAM]

     UAM FUNDS                           HEITMAN REAL ESTATE PORTFOLIO
                                         DECEMBER 31, 2000

     -----------------------------------------------------------------
                               TABLE OF CONTENTS
     -----------------------------------------------------------------

     Shareholders' Letter.........................................   1

     Statement of Net Assets......................................   6

     Statement of Operations......................................   8

     Statement of Changes in Net Assets...........................   9

     Financial Highlights.........................................  10

     Notes to Financial Statements................................  12

     Report of Independent Accountants............................  17
     -----------------------------------------------------------------

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

January 26, 2001

Dear Shareholder:

PERFORMANCE

The year 2000 proved to be a strong one for Real Estate Investment Trusts (REITs), with the Wilshire Real Estate Securities Index (WRESI) turning in its best annual performance since 1996, a positive 30.73%. By comparison, the S&P 500 Index was down 9.11% for the year and the Russell 2000 Index was down -3.02% during 2000.

The performance of the Heitman Real Estate Portfolio (the "Portfolio") for the year 2000 was 24.90% for the Institutional Class, and 24.22% at net asset value and 18.34%(1) at public offering price for the Advisor Class. The Portfolio generated strong absolute returns, but underperformed our benchmark for the year due primarily to the Portfolio's value orientation. The Portfolio has a long-established performance objective of exceeding the WRESI. Since inception of the Portfolio (Institutional Class) in March, 1989 through December 31, 2000, Portfolio performance has been 8.81%, outperforming the WRESI by 293 basis points. The following table compares the Portfolio's performance versus the indices for the period ending December 31, 2000.

Average Annual Total Returns

                                        Advisor Class    Advisor Class         Wilshire
                          Institution     Net Asset     Public Offering      Real Estate          S&P
                             Class          Value          Price (1)      Securities Index    500 Index
                          -----------   -------------   --------------    ----------------   -----------
3/13/89(2) - 12/31/00            8.81%           N/A               N/A                5.88%        16.49%
5/15/95(3) - 12/31/00             N/A          12.45%            11.48%              12.55%        20.11%
10 Years Ending
   12/31/00                     13.35%           N/A               N/A               11.39%        17.45%
5 Years Ending
   12/31/00                     11.87%         11.31%            10.24%              11.38%        18.33%
3 Years Ending
   12/31/00                      1.57%          1.06%            -0.55%               1.48%        12.26%
1 Year Ending
   12/31/00                     24.90%         24.22%            18.34%              30.73%        -9.11%
Quarter Ending
   12/31/00                      4.19%          3.95%            -0.96%               4.61%        -7.83%

(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(2)  Inception date of Institutional Class.
(3)  Inception date of Advisor Class. Index comparisons begin on 4/30/95.

All property sectors within the WRESI with the exception of factory outlets posted positive returns during 2000. The hotel sector was the biggest gainer for the year, up

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

46.0%, with the office sector next with an annual return of 37.5%. All other sectors, with the exception of factory outlets, posted positive double-digit year 2000 returns.

The strong positive performance of REITs in 2000 represents a significant rebound in values, after two down years in 1998 and 1999. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 9.0x at the end of 1999. At the end of 2000 the weighted average CAD multiple increased to approximately 10.3x.

MARKET CAPITALIZATION

During 2000, the market capitalization of the WRESI increased by $21.2 billion, to $134.3 billion. This was a reversal over the previous year, which saw the WRESI market cap decline by $7.2 billion. The recent increase in market capitalization has largely been a reflection of REIT price performance. There was little new equity capital raised in 2000, with zero raised in the form of initial public offerings and only $2.4 billion in secondary offerings. Equity remains an expensive source of capital for real estate companies trading below net asset value. Consolidation within the sector should continue and we expect few, if any, new companies coming public in the near-term. Longer term, we expect the market capitalization of the WRESI to increase as commercial property ownership in the United States continues its gradual shift from private to public ownership.

REAL ESTATE MARKET CONDITIONS

Real estate markets continue to exhibit strong supply/demand fundamentals, which will be important going forward if the economy slows during 2001. While the demand for all types of real estate is affected by overall economic growth, the long term nature of the underlying leases helps stabilize cash flows, relative to other sectors of the economy. Unlike a decade ago, real estate markets are in remarkably good shape. Vacancy rates are low across most property types and regions. New supply has increased to meet the needs of the until now rapidly growing economy, but a speculative development bubble such as we saw in 1988-1990 has not emerged.

Looking at the individual property types, consideration has to be made to how each may perform in a slower growth environment. In the apartment sector, 2000 was a very strong year with vacancy reaching record lows and accelerating rent growth primarily driven by East and West Coast markets. New supply in 2001 is projected to be down 5-10%, and almost 75% of markets have vacancies of 6% or less. On the demand side, apartments are considered to be well positioned to weather an economic downturn as many households who rent will postpone ownership in the midst of economic uncertainty. In the office sector, demand reached record levels during

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

2000. This caused vacancy rates to fall throughout the year and market rental rates to increase rapidly. During 2001, office demand is expected to moderate from 2000's torrid pace. Projected U.S. office-oriented employment growth is about 2% in 2001, while actual growth was near 3% during 2000. Low vacancy and limited new supply should combine to keep office markets healthy in 2001, unlike the 1990-1991 recession which began with vacancy rates in the high teens and dramatic overbuilding still underway. Due to the slowing economy, retail sales could be slow during 2001 which could force some retailers to consolidate. The end of 2000 saw declining sales growth compounded by severe winter weather and rising energy prices. The recent bankruptcies of Bradlees and Montgomery Ward sent further negative signals for this property type. The industrial sector had a great year in 2000, with demand exceeding supply by 37 million square feet in the top 24 markets. Furthermore, vacancy is at a much lower level than at the beginning of the last economic downturn. The number of markets with a vacancy rate of less than 8% is at a high for the decade.

NEAR TERM OUTLOOK

The strong performance of the REIT sector in 2000 encourages us to believe that investors now consider income and value stocks to be worthy alternatives to the growth-at-any-price and momentum stocks that have dominated the domestic equity market for the past two years. Continued investor enthusiasm for income and value stocks would support additional strong performance for REITs. Even considering how far REITs have moved in the past year, REITs do not yet appear expensive on an absolute, relative, or historical, basis. In fact, as of December 29, 2000 the average REIT's stock price represented an approximate 13% discount to the net asset value of the real estate owned by the REIT.

Given the generally healthy state of US property markets, the outlook for the fundamental driver of earnings for REITs, increasing market rental rates, appears favorable even considering the prospect for slower economic growth in 2001. REITs will likely continue to grow earnings through active management of core portfolios, through reinvestment of free cash flow into acquisitions and developments of new real estate assets, and through capital recycling such as sales of mature properties paired with developments of new properties. We anticipate a stabilized REIT earnings growth rate of approximately 9% during 2001, driven primarily by core real estate operations.

In this stable growth environment, dividend income will represent a significant component of REIT total return. As of December 29, 2000, the dividend yield on the WRESI stood at 6.4% compared with yields of 5.1% on the 10-year Treasury and 2.9% on the S&P Utilities Index (SPXU). Generally, REIT dividends are secure, rep-

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

resenting on average approximately 63% of REIT cash flow, and growing, since dividends must grow as taxable income grows in order to maintain compliance with REIT tax regulations. We anticipate that dividends will grow 4-5% during 2001.

Capital appreciation will likely account for the balance of REIT total return. Assuming stable stock price to earnings multiples, REIT stock prices should appreciate as REIT earnings grow.

Sincerely,


/s/ Timothy J. Pire, CFA      /s/ Larry Antonatos         /s/ Reagan Pratt
Timothy J. Pire, CFA          Larry Antonatos             Reagan Pratt
Co-Portfolio Manager          Co-Portfolio Manager        Co-Portfolio Manager

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                        Definition of Comparative Index
                        -------------------------------

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of the 400 industrial, 40 financial, 40 utility and 20 transportation stocks.

Standard & Poor's Utilities Index is a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange.

Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 2000

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                                    [GRAPH]

         -------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
         -------------------------------------------------------
          Institutional Class Shares        Advisor Class Shares
         -------------------------------------------------------
                                                          Since
         1 Year    5 Years      10 Years    1 Year      5/15/95*
         -------------------------------------------------------
          24.90%     11.87%        13.35%    18.34%       11.48%
         -------------------------------------------------------

                        Periods ended on December 31st

                                 HEITMAN REAL               WILSHIRE REAL
         S&P 500 INDEX        ESTATE PORTFOLIO+        ESTATE SECURITIES INDEX
            $49,927                $34,999                     $29,402


*Beginning of operations.
+The graph presents the performance of the Institutional Class shares. The performance of the Advisor Class shares will vary based upon the different inception date and fees (including 12b-1 fees and sales load) assessed to that class. The Advisor Class shares' performance reflects the deduction of the maximum 4.75% sales charge.

     All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   A portfolio's  performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 4.

UAM FUNDS                                      HEITMAN REAL ESTATE PORTFOLIO
                                               DECEMBER 31, 2000
----------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 93.5%

                                                      Shares         Value
                                                     ---------   -----------
  Apartment Investment & Management, Cl A.........    103,300    $ 5,158,544
  AvalonBay Communities...........................    116,300      5,829,537
  Bedford Property Investors......................     92,200      1,867,050
  Brandywine Realty Trust.........................    134,700      2,786,606
  Brookfield Properties...........................    169,500      2,987,437
  Camden Property Trust...........................     93,100      3,118,850
  CBL & Associates Properties.....................    112,900      2,857,781
  Centerpoint Properties..........................     32,600      1,540,350
  Chelsea Property Group..........................     42,593      1,570,617
  Colonial Properties Trust.......................     18,600        484,762
  Developers Diversified Realty...................    150,360      2,001,667
  Duke-Weeks Realty...............................    187,530      4,617,926
  Eastgroup Properties............................     94,318      2,110,365
  Equity Office Properties Trust..................    213,700      6,971,962
  Equity Residential Properties Trust.............     76,866      4,251,651
  Essex Property Trust............................     46,552      2,548,722
  Franchise Finance Corp of America...............     62,600      1,459,363
  General Growth Properties.......................     96,400      3,488,475
  Home Properties of New York.....................     14,900        416,269
  Kilroy Realty...................................     86,400      2,424,600
  Macerich........................................    113,400      2,175,863
  Pacific Gulf Properties.........................    164,200      1,005,725
  Pan PacificRetail Properties....................     46,582      1,039,361
  Parkway Properties..............................     39,300      1,166,719
  Philips International Realty....................    124,500        505,781
  Prologis Trust..................................    277,370      6,171,483
  PS Business Parks...............................     78,500      2,182,300
  Reckson Associates Realty, Cl B.................     76,829      2,088,788
  Security Capital Group, Cl B*...................    151,500      3,039,469
  Spieker Properties..............................     93,100      4,666,638
  Starwood Hotels & Resorts Worldwide.............     90,700      3,197,175
  Summit Properties...............................     74,500      1,937,000
  Sun Communities.................................     14,200        475,700
  Trizec Hahn.....................................    163,800      2,477,475
  Vornado Realty Trust............................     36,200      1,386,913
                                                                ------------
  TOTAL COMMON STOCKS
     (Cost   $81,184,678).........................              $ 92,008,924
                                                                ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      HEITMAN REAL ESTATE PORTFOLIO
                                               DECEMBER 31, 2000

----------------------------------------------------------------------------

PREFERRED STOCKS -- 3.0%

                                                                         Shares           Value
                                                                     -------------     ------------
  Health Care Property Investors, 7.875%, Ser A...................         2,100       $     37,144
  Taubman Centers, 8.30%, Ser A...................................         9,900            165,825
  Vornado Realty Trust, 6.50%, Ser A..............................        51,200          2,764,800
                                                                                       ------------
  TOTAL PREFERRED STOCKS
     (Cost $2,553,069)............................................                        2,967,769
                                                                                       ------------
SHORT-TERM INVESTMENT -- 4.2%

                                                                          Face
  REPURCHASE AGREEMENT -- 4.2%                                           Amount
                                                                     -------------
  Chase Securities Inc. 5.60%, dated 12/29/00, due 01/02/01, to be repurchased at $4,147,579, collateralized 4,007,759
     of a U.S. Treasury Note, valued at $4,145,051
     (Cost $4,145,000)............................................   $ 4,145,000          4,145,000
                                                                                       ------------

  TOTAL INVESTMENTS -- 100.7%
  (Cost $87,882,747) (A)..........................................                       99,121,693
                                                                                       ------------

  OTHER ASSETS AND LIABILITIES, NET -- (0.7%).....................                         (692,412)
                                                                                       ------------

   NET ASSETS CONSIST OF:

     Paid in Capital..............................................                       87,412,831
     Accumulated net realized loss on investments.................                         (222,496)
     Net unrealized appreciation on investments...................                       11,238,946
                                                                                       ------------
     Total Net Assets -- 100.0%...................................                     $ 98,429,281
                                                                                       ============
     Institutional Class Shares:
     Net Assets...................................................                     $ 75,012,656
     Shares Issued and Outstanding+...............................                        7,842,953
                                                                                       ============
     Net Asset Value, Offering and Redemption Price Per Share.....                     $       9.56
                                                                                       ============
     Advisor Class Shares
     Net Assets...................................................                     $ 23,416,625
     Shares Issued and Outstanding+...............................                        2,450,998
                                                                                       ============
     Net Asset Value, Offering and Redemption Price Per Share.....                     $       9.55
                                                                                       ============
     Offering Price Per Share ($9.55 / .9525).....................                     $      10.03
*    Non-Income Producing Security................................                     ============

Cl -- Class
Ser -- Series
(A) The cost for federal income tax purposes was $88,045,156 at December 31, 2000, net unrealized appreciation for all securities based on tax cost was $11,076,537. This consisted of aggregate gross unrealized appreciation for all securities of $12,020,569 and aggregate gross unrealized depreciation for all securities of $944,032.

+    Unlimited Number of Shares Authorized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 HEITMAN REAL ESTATE PORTFOLIO
                                          FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends....................................................   $    5,060,550
Interest.....................................................          159,029
Less: Foreign Taxes Withheld.................................          (16,635)
                                                                --------------
     Total Income............................................        5,202,944
                                                                --------------
Expenses
Investment Advisory Fees -- Note B...........................          712,373
Administrative Fees -- Note C................................          329,374
Distribution and Shareholder Servicing Fees -- Note E........          167,305
Printing Fees................................................           48,557
Registration and Filing Fees.................................           47,993
Custodian Fees -- Note D.....................................           28,133
Transfer Agent Fees..........................................           22,840
Audit Fees...................................................           20,472
Legal Fees...................................................           15,494
Trustees' Fees -- Note F.....................................            7,008
Insurance Expense............................................            4,912
Other Expenses...............................................           23,286
                                                                --------------
     Net Expenses Before Expense Offset......................        1,427,747
Expense Offset -- Note A.....................................           (6,542)
                                                                --------------
     Net Expense After Expense Offset........................        1,421,205
                                                                --------------
Net Investment Income........................................        3,781,739
                                                                --------------
Net Realized Gain on Investments.............................          193,199
Net Change in Unrealized Appreciation on Investments.........       17,053,240
                                                                --------------
Net Realized and Unrealized Gain on Investments..............       17,246,439
                                                                --------------
Net Increase in Net Assets Resulting from Operations.........   $   21,028,178
                                                                ==============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

   STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year Ended        Year Ended
                                                                   December 31,      December 31,
                                                                      2000              1999
                                                                 --------------     -------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Income..................................     $    3,781,739     $   5,955,363
     Net Realized Gain......................................            193,199         1,906,579
     Net Change in Unrealized Appreciation (Depreciation)...         17,053,240        (9,900,460)
                                                                 --------------     ------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations......................................         21,028,178        (2,038,518)
                                                                 --------------     -------------
Distributions:
     Net Investment Income:
       Institutional Class..................................         (2,893,642)       (4,360,546)
        Advisor Class.......................................           (916,696)       (1,937,600)
     Return of Capital:
       Institutional Class..................................           (609,285)               --
       Adviser Class........................................           (193,020)               --
                                                                 --------------     -------------
        Total Distributions.................................         (4,612,643)       (6,298,146)
                                                                 --------------     -------------
Capital Share Transactions (1):
Institutional Class
     Issued.................................................         26,462,617        27,423,998
     In Lieu of Cash Distributions..........................          1,541,912         2,087,262
     Redeemed...............................................        (30,953,035)      (37,909,875)
                                                                 --------------     -------------
        Net Decrease from Institutional Class Shares........         (2,948,506)       (8,398,615)
                                                                 --------------     -------------
Advisor Class
     Issued.................................................          1,945,983         4,702,989
     In Lieu of Cash Distributions..........................          1,001,395         1,774,948
     Redeemed...............................................        (13,253,857)      (20,856,749)
                                                                 --------------     -------------
        Net Decrease from Advisor Class Shares..............        (10,306,479)      (14,378,812)
                                                                 --------------     -------------
        Net Decrease from Capital Share Transaction.........        (13,254,985)      (22,777,427)
                                                                 --------------     -------------
        Total Increase (Decrease)...........................          3,160,550       (31,114,091)
                                                                 --------------     -------------
Net Assets:
     Beginning of Period....................................         95,268,731       126,382,822
                                                                 --------------     -------------
     End of Period (including undistributed net investment
        income of $0 and $0 respectively)...................     $   98,429,281     $  95,268,731
                                                                 ==============     =============

(1) Shares Issued and Redeemed:
Institutional Class:
     Issued.................................................          3,044,058         3,286,557
     In Lieu of Cash Distributions..........................            172,724           255,942
     Redeemed...............................................         (3,551,678)       (4,610,221)
                                                                 --------------     -------------
        Net Decrease from Institutional Class Shares........           (334,896)       (1,067,722)
                                                                 --------------     -------------
Advisor Class:
     Issued.................................................            225,217           558,272
     In Lieu of Cash Distribution...........................            112,916           217,948
     Redeemed...............................................         (1,557,390)       (2,518,320)
                                                                 --------------     -------------
        Net Decrease from Advisor Class Shares..............         (1,219,257)       (1,742,100)

        Net Decrease in Outstanding Shares..................         (1,554,153)       (2,809,822)
                                                                 ==============     =============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOILO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             Selected Per Share Data & Ratios
                                                               For a Share Outstanding Throughout Each Period

                                                              Institutional Shares Class
                                              ---------------------------------------------------------------
                                                                Years Ended December 31,
                                              ---------------------------------------------------------------
                                                2000         1999           1998         1997          1996
                                              --------     --------       --------     ---------     --------
Net Asset Value,
   Beginning of Period...................     $   8.04     $   8.62       $  10.49     $   10.96     $   8.65
                                              --------     --------       --------     ---------     --------
Income from Investment
   Operations
   Net Investment Income.................         0.36         0.43           0.32          0.40         0.37
   Net Realized and Unrealized
     Gain (Loss).........................         1.60        (0.54)         (1.88)         1.82         2.82
                                              --------     --------       --------     ---------     --------
   Total from Investment
     Operations..........................         1.96        (0.11)         (1.56)         2.22         3.19
                                              --------     --------       --------     ---------     --------
Distributions:
   Net Investment Income.................        (0.36)       (0.47)         (0.31)        (0.40)       (0.37)
   In Excess of Net Investment
     Income..............................           --           --             --         (0.05)       (0.10)
   Net Realized Gain.....................           --           --             --         (2.24)       (0.41)
   Tax Return of Capital(a)..............        (0.08)          --             --            --           --
                                              --------     --------       --------     ---------     --------
     Total Distributions.................        (0.44)       (0.47)         (0.31)        (2.69)       (0.88)
                                              --------     --------       --------     ---------     --------
Net Asset Value, End of Period...........     $   9.56     $   8.04       $   8.62     $   10.49     $  10.96
                                              ========     ========       ========     =========     ========
Total Return.............................        24.90%       (1.16)%       (15.12)%       21.12%       38.06%
                                              ========     ========       ========     =========     ========
Ratios/Supplemental Data
Net Assets, End of Period
   (Thousands)...........................     $ 75,013     $ 65,767       $ 79,717     $ 134,746     $129,275
Ratio of Expenses to Average
   Net Assets............................         1.36%        1.25%          1.22%         1.09%        1.23%
Ratio of Net Investment Income
   to Average Net Assets.................         4.14%        5.12%          3.14          3.57%        4.09%
Portfolio Turnover Rate..................           76%          49%            80%           90%          60%

(a) Historically, the Portfolio has distributed to its shareholders mounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOILO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                     Advisor Class Shares
                                        -----------------------------------------------

                                                    Years Ended December 31,
                                        -----------------------------------------------
                                          2000     1999      1998      1997     1996
                                        --------  -------  --------  --------  --------
Net Asset Value,
   Beginning of Period................  $   8.04  $  8.62  $  10.50  $  10.98  $   8.67
                                        --------  -------  --------  --------  --------
Income from Investment
   Operations
   Net Investment Income..............      0.31     0.39      0.25      0.35      0.31
   Net Realized and Unrealized
     Gain (Loss)......................      1.60    (0.53)    (1.86)     1.80      2.84
                                        --------  -------  --------  --------  --------
   Total from Investment
     Operations.......................      1.91    (0.14)    (1.61)     2.15      3.15
                                        --------  -------  --------  --------  --------
Distributions:
   Net Investment Income..............     (0.33)   (0.44)    (0.27)    (0.35)    (0.31)
   In Excess of Net Investment
    Income............................        --       --        --     (0.04)    (0.12)
   Net Realize Gain...................        --       --        --     (2.24)    (0.41)
   Tax Return of Capital (a)..........     (0.07)      --        --        --        --
                                        --------  -------  --------  --------  --------
     Total Distributions..............     (0.40)   (0.44)    (0.27)    (2.63)    (0.84)
                                        --------  -------  --------  --------  --------
Net Asset Value, End of Period........  $   9.55  $  8.04  $   8.62  $  10.50  $  10.98
                                        ========  =======  ========  ========  ========
Total Return (b)......................     24.22%   (1.62)%  (15.54)%   20.44%    37.44%
                                        ========  =======  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of  Period
   (Thousands)........................  $ 23,417  $29,502  $ 46,665  $ 85,222  $ 79,805
Ratio of Expenses to Average
   Net Assets.........................      1.89%    1.73%     1.73%     1.59%     1.73%
Ratio of Net Investment Income
   to Average Net Assets..............      3.54%    4.64%     2.65%     3.14%     3.91%
Portfolio Turnover Rate...............        76%      49%       80%       90%       60%

(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At December 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-- Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. Additionally, the Advisor Class Shares have a sales load with a maximum value of 4.75%. The Portfolio's investment objective is to obtain a high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

     Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
     sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the reported bid price quoted on such day. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as return of capital adjustments on REIT distributions.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
     These permanent book and tax basis differences resulted in reclassifications for the year ended December 31, 2000, as follows, a decrease in paid in capital of $811,007, a decrease in accumulated net realized gain (loss) of $19,897 and an increase in accumulated net investment income of $830,904.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisors LLC (the "Advisor"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. Old Mutual, Plc. gained control of UAM on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Fund Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

     For the period ended December 31, 2000, the Administrator was paid $329,374, of which $69,290 was paid to SEI for their services, $109,347 to DST for their services, and $67,568 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. At the discretion of UAM Fund Distributors, Inc., the entire sales charge it receives for distribution of the Advisor Class Shares may at times be reallowed to authorized dealers responsible for the sale.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") for the Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Plan, the Portfolio may not incur distribution and service fees which exceed the annual rate of 0.50% of the average daily net assets of Advisor Class Shares' net assets, without first obtaining shareholder approval.

     The Portfolio's Advisor Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of average daily net assets. In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares owned by the clients of the Service Agents.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended December 31, 2000, the Portfolio made purchases of $70,065,110 and sales of $85,113,742 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 2000

--------------------------------------------------------------------------------
     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended December 31, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At December 31, 2000, 56% of total Institutional Class Shares outstanding were held by 2 record Shareholders each owning 10% or greater of the aggregate total Institutional Class Shares outstanding. 41% of total Adviser Class Shares were held by 1 record shareholder.

     At December, 31, 2000, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $60,089 which will expire on December 31, 2008.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Heitman Real Estate Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2001

UAM FUNDS                         HEITMAN REAL ESTATE PORTFOLIO
                                  DECEMBER 31, 2000

------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                      William H. Park
Trustee, President and Chairman        Vice President

John T. Bennett, Jr.                   Gary L. French
Trustee                                Treasurer

Nancy J. Dunn                          Robert J. Della Croce
Trustee                                Assistant Treasurer

Philip D. English                      Linda T. Gibson, Esq.
Trustee                                Secretary

William A. Humenuk                     Theresa DelVecchio
Trustee                                Assistant Secretary

James P. Pappas
Vice President

------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City,
MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Heitman/PRA Securities Advisors LLC
180 North LaSalle Street
Chicago, IL 60601

Distributor
UAM Fund Distributors, Inc.
211 Congress Street Boston,
MA 02110

                     -------------------------------------
                      This report has been prepared for
                      shareholders and may be distributed
                      to others only if preceded or
                      accompanied by a current prospectus.
                     -------------------------------------

UAM Funds
Funds for the Informed Investor/sm/

Clipper Focus Portfolio
Annual Report                                                     April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .....................................................    1

Statement of Net Assets ..................................................    7

Statement of Operations ..................................................   10

Statement of Changes in Net Assets .......................................   11

Financial Highlights .....................................................   12

Notes to Financial Statements ............................................   13

Report of Independent Accountants ........................................   18

Federal Income Tax Information ...........................................   19
--------------------------------------------------------------------------------

UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
April 30, 2001

2000 Clipper Focus Annual Letter

Managing stocks in a bear market is like surfing the giant waves of Hawaii's Waimea Bay -- the object is to remain erect and calm while a powerful force propels you downward toward thundering oblivion. The investor's equivalent of the surfer's wipeout is shown by the performance of the technology laden Nasdaq over the last 12 months. The Clipper Focus Portfolio gained 53.2% during the year ended April 30, 2001.

                                                             Last 12
                                                              Months
                                                             -------
   Nasdaq Composite                                           -45.2%
   S&P 500                                                    -13.0%
   Russell 1000 Value                                           6.4%
   Clipper Focus Portfolio                                     53.2%

The End of the Affair?

Investors who love technology stocks understand the feeling conveyed by Shakespeare's words "the pangs of despised love." As shown by their sharp price declines in the past year, tech stocks don't always love their investors back. The question at this point is whether the great love affair with tech stocks is over.

The answer is easy for many of yesterday's exciting Internet companies which went out of business because they ran out of cash. This is the equivalent of ending the affair by the death of one partner. Corporate death is very unlikely for the larger (and often quite profitable) technology companies whose share prices have cratered. Here the issue is divorce after an investor receives enough pain to make him sell the stock which once provided so much endearing profit. Judging by the still high valuations of large tech companies, many investors view the current situation as a serious lover's quarrel but still a long way from the stage of irreconcilable differences.

A race to the bottom is underway between the slowly shrinking number of tech stock lovers and the dramatically diminishing number of growing tech stocks on which investors can bestow their financial affection. A year ago Lucent Technologies was a great growth company; now its corporate survival is in question. Other premier favorites such as Cisco Systems and JDS Uniphase suddenly went from fabulous growth to flat business at best. As stocks change from "growth!" to "growth?", the losses are huge because the previous prices were so high. Watching this race to the bottom is more than fascinating for investors who do not own tech stocks; some day those stocks may become cheap enough for value investors to buy.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Return to Normalcy

That was Warren Harding's 1920 campaign slogan, soothing in feeling and vague in meaning. There is nothing vague, however, about how far we believe the stock market still is from long-term norms of price and value. The recent years of "irrational exuberance" have been so abnormal that they have likely distorted reasonable expectations, much like the young man whose first blind date is with a future Miss Universe -- his expectations of a normal girl may be warped for the rest of his life.

Start with price/earnings ratios as a measure of equity valuation. As shown in the following graph, P/E ratios went to all time highs as the 20th century ended. Even after recent declines in stock prices, P/E ratios still are at levels normally seen at bull market peaks, not bear market bottoms. Note that the numbers shown are for the sedate S&P 500. The more frisky Nasdaq sported triple digit P/E ratios at this time last year.


                      Market Valuations Remain Very High
                         Nomalized S&P 500 P/E Ratios

                                    [GRAPH]

It gets better (or worse, depending on your perspective). The denominator in the P/E ratio -- corporate earnings -- also has been at record levels. Whether measured by return on equity or as a percent of gross domestic product, profits have enjoyed a golden age of unprecedented size and duration. P/E ratios were high in the mid 1930s for the very good reason that earnings were unusually depressed. More

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
recently, however, record levels of profitability have been joined by record levels of P/E ratios which investors attach to them. Again a graph shows the perspective:

                     Corporate Profitability is at a Record Peak
                          Return on Equity (S&P 400)

                                    [GRAPH]

          Source: Standard & Poors, IBES, Pacific Financial Research


Dividend yield is another valuation measure that has gone off the chart and stayed there. Stocks once yielded much more than bonds because investors feared that growth was unlikely and depression was inevitable. Now the opposite extreme prevails: investors are so sure of robust future growth that dividend yields have virtually vanished. Even counting share repurchase as a more tax-efficient way to pay cash to stockholders would not alter this downward trend:

                         Dividends are at a Record Low
                            S&P 500 Dividend Yield
                                 1926 to Date

                                    [GRAPH]

A physician prefers to make a diagnosis based on a pattern of symptoms rather than only one. The same principle applies to an investment manager. In this case the pattern of valuation measures (including others not mentioned such as the ratios of price to book value and stock market capitalization to gross domestic product) all point to the same financial diagnosis -- the stock market is still very generously valued by all past norms except those of the very recent past.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
"Reversion to the mean" is the dry phrase statisticians use to describe the return to more normal conditions. Starting from such abnormally great conditions as we have now, reversion to the long-term mean shown in any of the graphs above would be a jolt to the portfolios and expectations of investors. A reversion through the mean would be a larger jolt still. While we claim no ability to predict the future, we do note that corporate profitability has shown considerable weakness recently, particularly in the technology area which led profits up in the late 1990s. The uncomfortable fact that a return to normalcy in equity valuation means large potential losses makes us unusually careful about evaluating the risks of stocks we select for your portfolio.

Women and Children Overboard

Older investors may recall a kinder, gentler time when some stocks made up in yield and safety what they lacked in speculative appeal. The best known of these "widow and orphan stocks" was AT&T. Once affectionately known as "Ma Bell," AT&T last year inflicted an unaffectionate 83% cut in its dividend. Its stock price followed the dividend down. For decades, electric utilities provided safe yields, but that was before deregulation transformed the business and the risks for investors. As widow and orphan stocks sink, one uncomfortable fact emerges for equity investors: there are no more safe havens, only possible gains with very real risks attached to them.

Balancing risk and return is central to our role of investment manager. Our decision to avoid the risk in popular technology stocks on Nasdaq led us to miss both the giant wave of speculative profits in 1999 and the giant wipeout which followed. We are confident of the long-term values and margins of safety of the stocks in your portfolio, but we also realize (as should you) that there is one possible risk no investor can avoid entirely -- stock prices can become as irrationally depressed in the future as they were irrationally exuberant in the recent past.

Pacific Financial Research, Inc.

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed.

Portfolio changes should not be considered recommendations for action by individual investors.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
                     Definition of the Comparative Indices
                     -------------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ Market as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Value Index contains securities in the Russell 1000 Indexes with less-than-average growth orientation. Companies generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market value weighted index (stock price shares outstanding), with each stock affecting the index in proportion to its market value.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                    [GRAPH]

                       --------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIODS ENDED APRIL 30, 2001
                       --------------------------------
                                             Since
                           1 Year           9/10/98*
                       --------------------------------
                           53.22%            22.74%
                       --------------------------------

                                                  PERIODS ENDED APRIL 30TH
---------------------------------------         -----------------------------
Initial Investment Date         9/10/98          Apr 99     Apr 00     Apr 01
---------------------------------------         -------   --------   --------
Clipper Focus Portfolio         $10,000         $12,234    $11,208    $17,173
          S&P 500 Index         $10,000         $14,073    $15,499    $13,488
---------------------------------------
      Index start date:         8/31/98
---------------------------------------

 * Beginning of operations. Index comparisons begin on 8/31/98.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS -- 93.9%

                                                                  Shares         Value
                                                                 --------     ------------
AEROSPACE & DEFENSE -- 3.6%
     Lockheed Martin ......................................       275,400     $  9,683,064
                                                                              ------------
BANKS -- 0.9%
     Golden West Financial ................................        40,500        2,377,350
                                                                              ------------
CHEMICALS -- 3.7%
     Airgas* ..............................................       259,200        2,319,840
     Great Lakes Chemical .................................       251,200        7,895,216
                                                                              ------------
                                                                                10,215,056
                                                                              ------------
COMPUTERS & SERVICES -- 4.7%
     Pitney Bowes .........................................       335,500       12,772,485
                                                                              ------------
CONTAINERS & PACKAGING -- 3.2%
     Newell Rubbermaid ....................................       322,000        8,681,120
                                                                              ------------
FINANCIAL SERVICES -- 17.3%
     American Express .....................................       176,700        7,499,148
     Block H & R ..........................................        99,400        5,467,000
     Fannie Mae ...........................................       142,800       11,461,128
     Freddie Mac ..........................................       342,900       22,562,820
                                                                              ------------
                                                                                46,990,096
                                                                              ------------
FOOD, BEVERAGE & TOBACCO -- 17.7%
     Philip Morris ........................................       485,700       24,338,427
     Sara Lee .............................................       701,900       13,974,829
     Tyson Foods, Cl A ....................................       310,700        4,278,339
     UST ..................................................       186,700        5,619,670
                                                                              ------------
                                                                                48,211,265
                                                                              ------------
HOUSEHOLD PRODUCTS -- 1.4%
     Fortune Brands .......................................       123,600        3,850,140
                                                                              ------------
INSURANCE --  1.5%
     Old Republic International ...........................       138,000        3,986,820
                                                                              ------------
MISCELLANEOUS BUSINESS SERVICES -- 5.3%
     Computer Sciences* ...................................        74,300        2,647,309
     Manpower .............................................       364,600       11,794,810
                                                                              ------------
                                                                                14,442,119
                                                                              ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
   COMMON STOCKS - continued

                                                                  Shares         Value
                                                                 --------     ------------
PRINTING COMMERCIAL -- 2.9%
     RR Donnelley & Sons...................................       281,300     $  7,831,392
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 17.7%
     Apartment Invt & Mgmt, Cl A REIT......................       216,400        9,647,112

     Archstone Communities Trust REIT......................       231,700        5,973,226

     Equity Office Properties Trust REIT...................       162,600        4,642,230

     Equity Residential Props Trust REIT...................       232,000       12,177,680

     Mack-Cali Realty REIT.................................       317,600        8,505,328

     Security Capital Group* REIT..........................       348,300        7,209,810
                                                                              ------------
                                                                                48,155,386
                                                                              ------------
RETAIL -- 14.0%
     McDonald's............................................       630,500       17,338,750
     Office Depot*.........................................       494,000        4,693,000
     Staples*..............................................       424,400        6,904,988
     Target................................................       241,600        9,289,520
                                                                              ------------
                                                                                38,226,258
                                                                              ------------
     TOTAL COMMON STOCKS
        (Cost $236,649,420)................................                    255,422,551
                                                                              ------------
SHORT-TERM INVESTMENT -- 5.1%
                                                                   Face
                                                                  Amount
                                                                 --------
REPURCHASE AGREEMENT -- 5.1%
     Chase Securities, Inc. 4.30%, dated 04/30/01,
        due 05/01/01 to be repurchased at $13,978,669,
        collateralized by $13,768,130 of various
        U.S. Treasury Obligations valued at
        $14,428,281 (Cost $13,977,000).....................    $13,977,000      13,977,000
                                                                              ------------
     TOTAL INVESTMENTS -- 99.0%
        (Cost $250,626,420) (a)............................                    269,399,551
                                                                              ------------
     OTHER ASSETS AND LIABILITIES, NET -- 1.0%.............                      2,669,823
                                                                              ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:

                                                                        Value
                                                                      ----------
     Paid in Capital.........................................       $231,671,477
     Accumulated net realized gain on investments............         21,624,766
     Net unrealized appreciation on investments..............         18,773,131
                                                                    ------------
     Total Net Assets -- 100.0%..............................       $272,069,374
                                                                    ============
     Institutional Class Shares:
     Shares Issued and Outstanding
        (unlimited authorization, no par value)..............         17,089,553
     Net Asset Value, Offering and Redemption Price Per Share             $15.92
                                                                          ======

     *   Non-Income Producing Security
    Cl   Class
  REIT   Real Estate Investment Trust
   (a) The cost for federal income tax purposes was $252,880,295. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $16,519,256. This consisted of aggregate gross unrealized appreciation for all securities of $21,466,295 and an aggregate gross unrealized depreciation for all securities of $4,947,039.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS

                                               CLIPPER FOCUS PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends..................................................        $  4,124,607
Interest...................................................             462,990
                                                                   ------------
   Total Income............................................           4,587,597
                                                                   ------------
Expenses
Investment Advisory Fees -- Note B.........................           1,633,810
Administrative Fees -- Note C..............................             234,295
Shareholder Servicing Fees -- Note F.......................             211,805
Filing and Registration Fees...............................              62,766
Printing Fees..............................................              47,364
Custodian Fees.............................................              28,672
Audit Fees.................................................              14,859
Legal Fees.................................................              18,570
Trustees' Fees -- Note E...................................               7,409
Other Expenses.............................................              41,889
                                                                   ------------
   Total Expenses..........................................           2,301,439
Less:
Waiver of Investment Advisory Fees -- Note B...............             (19,109)
                                                                   ------------
   Net Expenses Before Expense Offset......................           2,282,330

Expense Offset -- Note A...................................              (2,444)
                                                                   ------------
   Net Expenses After Expense Offset.......................           2,279,886
                                                                   ------------
Net Investment Income......................................           2,307,711
                                                                   ------------
Net Realized Gain on Investments...........................          28,312,575
Net Change in Unrealized Appreciation (Depreciation) of
 Investments...............................................          26,603,403
                                                                   ------------
Net Gain on Investments....................................          54,915,978
                                                                   ------------
Net Increase in Net Assets Resulting from Operations.......        $ 57,223,689
                                                                   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year                  Year
                                                     Ended                 Ended
                                                    April 30,             April 30,
                                                      2001                  2000
                                                   ------------          ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income..........................    $  2,307,711          $ 1,248,984
     Net Realized Gain (Loss)....................      28,312,575             (195,668)
     Net Change in Unrealized Appreciation
     (Depreciation)..............................      26,603,403           (9,829,569)
                                                     ------------          -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations.................      57,223,689           (8,776,253)
                                                     ------------          -----------
  Distributions:
  Net Investment Income..........................      (2,434,218)          (1,200,879)
     Net Realized Gain...........................      (6,490,940)          (1,069,221)
                                                     ------------          -----------
     Total Distributions.........................      (8,925,158)          (2,270,100)
                                                     ------------          -----------
  Share Transactions:
     Issued......................................     401,377,002           82,007,266
     In Lieu of Cash Distributions...............       8,340,561            2,247,719
     Redeemed....................................    (270,172,765)         (53,117,847)
                                                     ------------          -----------
     Net Increase from Capital Share
      Transactions...............................     139,544,798           31,137,138
                                                     ------------          -----------
          Total Increase.........................     187,843,329           20,090,785
  Net Assets:
     Beginning of Period.........................      84,226,045           64,135,260
                                                     ------------          -----------
     End of Period (including undistributed net
      investment income of $0 and $126,507,
      respectively)..............................    $272,069,374          $84,226,045
                                                     ------------          -----------

  Shares Issued and Redeemed:
     Shares Issued...............................      27,255,080            7,141,034
     In Lieu of Cash Distributions...............         572,998              203,560
     Shares Redeemed.............................     (18,486,230)          (4,857,116)
                                                     ------------          -----------
     Net Increase in Shares Outstanding..........       9,341,848            2,487,478
                                                     ============          ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                        Year           Year         Sept 10,
                                       Ended           Ended        1998* to
                                      April 30,      April 30,      April 30,
                                        2001           2000           1999
                                      --------       --------       --------
Net Asset Value,
  Beginning of Period................ $  10.87       $  12.19       $  10.00
                                      --------       --------       --------


Income from Investment Operations
  Net Investment Income..............     0.21           0.16           0.05
  Net Realized and
  Unrealized Gain (Loss).............     5.49          (1.18)          2.18
                                      --------       --------       --------
  Total from Investment Operations...     5.70          (1.02)          2.23
                                      --------       --------       --------
Distributions:
  Net Investment Income..............    (0.21)         (0.16)         (0.04)
  Net Realized Gain..................    (0.44)         (0.14)            --@
                                      --------       --------       --------
  Total Distributions................    (0.65)         (0.30)         (0.04)
                                      --------       --------       --------
Net Asset Value, End of Period.......  $ 15.92       $  10.87       $  12.19
                                      --------       --------       --------
Total Return+........................    53.22%         (8.39)%        22.33%***
                                      ========       ========       ========
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)......................... $272,069       $ 84,226       $ 64,135
Ratio of Expenses to Average
  Net Assets.........................     1.40%          1.40%          1.40%**
Ratio of Net Investment
  Income to Average Net Assets.......     1.41%          1.47%          1.05%**

Portfolio Turnover Rate..............      111%            54%            22%

  * Commencement of operations
 ** Annualized
*** Not annualized
  @ Amount is less than $0.01 per share.
  + Total return would have been lower had certain fees not been waived by the Adviser.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term growth of capital by investing in a concentrated portfolio of the stocks that, in the opinion of the Adviser, are significantly undervalued.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
     has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss) to accumulated net realized gain (loss) and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
         6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Pacific Financial Research, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.40% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $214,876, of which $74,998 was paid to SEI for their services, $19,768 to DST for their services and $20,160 to UAMSSC for their services.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $19,419.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the Distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $292,206,716 and sales of $175,051,710 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2001, 57% of total shares outstanding were held by 1 record shareholder.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Clipper Focus Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
Federal Income Tax Information: (Unaudited)

For the period ended April 30, 2001, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 20.21% for the Clipper Focus Portfolio.

The Clipper Focus Portfolio hereby designates approximately $3,333,594 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

                                     NOTES

                                     NOTES

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Officers and Trustees

James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Pacific Financial Research, Inc.
9601 Wilshire Blvd., Suite 800
Beverly Hills, CA 93021

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                       ----------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed to
                                        others only if preceded or accompanied
                                        by a current prospectus.
                                       ----------------------------------------

                            PART C: OTHER INFORMATION

Item 15.   INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     SECTION 8.1. LIMITATION OF LIABILITY. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

     SECTION 8.2. INDEMNIFICATION OF COVERED PERSONS. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII

                                 INDEMNIFICATION

     SECTION 1. INDEMNIFICATION. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

     (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

     (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

     SECTION 2. ADVANCE PAYMENTS OF INDEMNIFIABLE EXPENSES. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

ITEM 16.  EXHIBITS:

     (1) (a) Agreement and Declaration of Trust incorporated herein by reference to Post-Effective Amendment ("PEA") No. 47 to the Registrant's Registration Statement on Form N-1A filed May 8, 2001.

          (b) Amended Schedule A dated June 5, 2001 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

          (c) Amended Schedule A dated August 13, 2001 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

     (2)  Bylaws incorporated herein by reference to PEA No. 47 filed May 8,
          2001.

     (3)  Voting Trust Agreements - none.

     (4) A copy of the form of the Agreements and Plans of Reorganization is attached as Exhibit 1 to each prospectus included in this Registration Statement.

     (5)  Instruments Defining Rights of Security Holders.

          (a) Articles II, VI, VII and IX of the Agreement and Declaration of Trust incorporated by reference to PEA No. 47 filed May 8, 2001.

          (b) Article IV of the Bylaws incorporated by reference to PEA No. 47 filed May 8, 2001.

     (6)  Investment Advisory Agreement.

          (a) Form of Investment Advisory Agreement dated January 28, 2001, by and between the Registrant, on behalf of each fund of the Registrant, and Pilgrim Baxter & Associates, Ltd. incorporated herein by reference to PEA No. 47 filed May 8, 2001.

          (b) Form of Investment Sub-Advisory Agreement dated January 28, 2001, by and between the Registrant, on behalf of the PBHG Large Cap Value, Mid Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc. incorporated herein by reference to PEA No. 47 filed May 8, 2001.

          (c) Form of Investment Sub-Advisory Agreement dated January, 28, 2001 by and between the Registrant, on behalf of the PBHG Cash Reserve Fund, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP incorporated herein by reference to PEA No. 47 filed May 8, 2001.

          (d) Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of the PBHG Disciplined Equity Fund, Pilgrim Baxter & Associates, Ltd. and Analytic Investors, Inc. is filed herewith as Exhibit 6(d).

          (e) Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of the PBHG IRA Capital Preservation Fund, Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company is filed herewith as Exhibit 6(e).

          (f) Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of the PBHG New Perspective Fund, Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company is filed herewith as Exhibit 6(f).

          (g) Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of the PBHG REIT Fund, Pilgrim Baxter & Associates, Ltd. and Heitman/PRA Securities Advisors LLC is filed herewith as Exhibit 6(g).

          (h) Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of the PBHG Clipper Focus Fund, Pilgrim Baxter & Associates, Ltd. and Pacific Financial Research, Inc. is filed herewith as Exhibit 6(h).

     (7) Distribution Agreement. Form of Distribution Agreement dated January 28, 2001 by and between the Registrant and PBHG Fund Distributors incorporated herein by reference to PEA No. 47 filed May 8, 2001.

     (8)  Not Applicable

     (9)  Custodian Agreement.

          (a) Custodian Agreement between the Registrant and The Northern Trust Company incorporated herein by reference to PEA No. 30 filed May 20, 1997.

               (i) First Amendment to Custody Agreement between the Registrant and The Northern Trust Company dated June 4, 1998 incorporated herein by reference to PEA No. 35 filed November 23, 1998.

          (b) Custodian Agreement between the Registrant and First Union National Bank (successor to CoreStates Bank, N.A.) and Schedule A incorporated herein by reference to PEA No. 30 filed May 20, 1997.

               (i) Schedule A dated December 14, 2000 to the Custodian Agreement dated April 1, 1997 between the Registrant and First Union National Bank incorporated herein by reference to PEA No. 42 filed December 15, 2000.

     (10) (a) Plan under Rule 12b-1. Form of Plan under rule 12b-1 with respect to the Advisor Class Shares incorporated herein by reference to PEA No. 47 filed May 8, 2001.

          (b) Rule 18f-3 Multiple Class Plan. Form of Plan under Rule 18f-3 incorporated herein by reference to PEA No. 47 filed May 8, 2001.

     (11) Opinions of Ballard Spahr Andrews & Ingersoll, LLP, regarding validity of shares to be issued and related consent are filed herewith as
          Exhibit 11.

     (12) Opinion of Ballard Spahr Andrews & Ingersoll, LLP, regarding tax matters and related consent are filed herewith as Exhibit 12.

     (13) Other material Contracts:

          (a) Form of Administrative Services Agreement dated January 28, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 47 filed May 8, 2001.

          (b) Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Mutual Funds Services incorporated herein by reference to PEA No. 47 filed May 8, 2001.

          (c) Schedule A dated December 14, 2000 to the Agency Agreement dated January 1, 1998 by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 42 filed December 15, 2001.

          (d) Form of Expense Limitation Agreement dated January 28, 2001 between the Registrant and Pilgrim Baxter & Associates, Ltd. incorporated herein by reference to PEA No. 47 filed May 8, 2001.

     (14) Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 14.

     (15) Not Applicable

     (16) Not applicable

     (17) Other.

          (a) Form of Proxy related to the Special Meeting of Shareholders of Analytic Enhanced Equity Fund is filed herewith electronically.

          (b) Form of Proxy related to the Special Meeting of Shareholder of IRA Capital Preservation Portfolio is filed herewith electronically.

          (c) Form of Proxy related to the Special Meeting of Shareholders of NWQ Special Equity Portfolio is filed herewith electronically.

          (d) Form of Proxy related to the Special Meeting of Shareholders of Heitman Real Estate Portfolio is filed herewith electronically.

          (e) Form of Proxy related to the Special Meeting of Shareholders of Clipper Focus Fund is filed herewith electronically.

          (f) Prospectus for PBHG Disciplined Equity Fund, PBHG IRA Capital Preservation Fund, PBHG New Perspective Fund, PBHG REIT Fund and PBHG Clipper Focus Fund.

Item 17.  Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, Pre-Effective Amendment No. 1 to this Registration Statement has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Wayne, and Commonwealth of Pennsylvania on the 21st day of September, 2001.

                                            PBHG FUNDS
                                            Registrant

                                    By:     /s/  Harold J. Baxter
                                            ---------------------
                                            Harold J. Baxter
                                            Chairman and Trustee

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                          DATE

/s/  Harold J. Baxter         Chairman and Trustee           September 21, 2001
------------------------
Harold J. Baxter

/s/ John R. Bartholdson       Trustee                        September 21, 2001
------------------------
John R. Bartholdson

/s/ Jettie M. Edwards         Trustee                        September 21, 2001
------------------------
Jettie M. Edwards

/s/ Albert A. Miller          Trustee                        September 21, 2001
------------------------
Albert A. Miller

/s/ Gary L. Pilgrim           President                      September 21, 2001
------------------------
Gary L. Pilgrim

/s/ John M. Zerr              Vice President and             September 21, 2001
------------------------
John M. Zerr                  Secretary

/s/ Lee T. Cummings           Treasurer, Chief Financial     September 21, 2001
------------------------      Officer and Controller
Lee T. Cummings

                                    EXHIBIT INDEX

         6  (d)   Investment Sub-Advisory Agreement for PBHG Disciplined Equity
                  Fund

            (e) Investment Sub-Advisory Agreement for PBHG IRA Capital Preservation Fund

            (f)   Investment Sub-Advisory Agreement for PBHG New Perspective
                  Fund

            (g)   Investment Sub-Advisory Agreement for PBHG REIT Fund

            (h)   Investment Sub-Advisory Agreement for PBHG Clipper Focus Fund

         11 (a) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG Disciplined Equiry Fund

            (b) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG IRA Capital Preservation Fund

            (c) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG New Perspective Fund

            (d) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG REIT Fund

            (e) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG Clipper Focus Fund

         12 Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters

         14       Consent of Independent Auditors

         17 (a) Proxy Ballot for Special Meeting of Shareholders of Analytic Enhanced Equity Fund

            (b) Proxy Ballot for Special Meeting of Shareholders of IRA Capital Preservation Portfolio

            (c) Proxy Ballot for Special Meeting of Shareholders of NWQ Special Equity Portfolio

            (d) Proxy Ballot for Special Meeting of Shareholders of Heitman Real Estate Portfolio

            (e) Proxy Ballot for Special Meeting of Shareholders of Clipper Focus Fund

            (f) Prospectus for PBHG Disciplined Equity Fund, PBHG IRA Capital Preservation Fund, PBHG New Perspective Fund, PBHG REIT Fund and PBHG Clipper Focus Fund